UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06722

FORWARD FUNDS

(Exact name of registrant as specified in charter)

101 California Street, 16th Floor

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

J. Alan Reid, Jr., President

Forward Funds

101 California Street, 16th Floor

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders.

The following are copies of the reports transmitted to shareholders of the Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Endurance Long/Short Fund, Forward Frontier Strategy Fund, Forward Global Dividend Fund, Forward Global Infrastructure Fund, Forward High Yield Bond Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Investment Grade Fixed-Income Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select EM Dividend Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Small Cap Equity Fund, Forward Tactical Enhanced Fund, Forward Tactical Growth Fund, Forward Total MarketPlus Fund, Forward U.S. Government Money Fund, Forward Balanced Allocation Fund, Forward Growth & Income Allocation Fund, Forward Growth Allocation Fund, Forward Income & Growth Allocation Fund, Forward Income Builder Fund and Forward Multi-Strategy Fund (collectively, the “Funds”), each a series of the registrant, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

2

Semi-Annual Report June 30, 2014

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Endurance Long/Short Fund

Forward Global Dividend Fund

Forward International Dividend Fund

Forward International Small Companies Fund

Forward Select EM Dividend Fund

Forward Small Cap Equity Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward Commodity Long/Short Strategy Fund

Forward Managed Futures Strategy Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by Forward Securities, LLC

101 California Street, 16th Floor, San Francisco, California 94111

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

June 30, 2014

1

Shareholder Update	June 30, 2014

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

Our industry is a noisy one, full of data, competing market perspectives and a panoply of investment products. Often the focus is on what to invest in—which asset class, which strategy, which fund. But, if we don’t anchor our thinking in why we invest, it’s all too easy to let complacency or fear lead us away from our longer-term financial objectives.

This is why Forward champions outcome-oriented investing that is ever mindful of the question, “What’s next?” We believe our approach is especially relevant in a period like this one. Investors have been buoyed by one of the longest-running bull markets in history, relatively low asset class correlations and unusually low volatility. But we can’t expect these conditions to persist indefinitely. Risks have a way of asserting themselves, even in the best of times.

Index funds are widely portrayed as a safe bet, which may be true when markets are close to a bottom. It stands to reason, however, that they are risky in times like these, when many asset classes are highly valued and the chances of a major market correction are elevated. (For a high-level view of current investment risks, please see the latest edition of Forward’s monthly Macro Strategy Review, authored by Portfolio Manager Jim Welsh and our CIO, Jim O’Donnell.)

At this juncture, we believe it makes sense to focus on alternative strategies that help investors build more resilient portfolios, particularly those designed to:

Deliver risk-managed return streams. Recognizing that volatility is easier to forecast than returns, we have developed a risk-budgeting approach that tactically reduces market exposures as volatility rises. Three of our funds—Forward Dynamic Income Fund, Forward Income Builder Fund and Forward Multi-Strategy Fund—apply this method as they invest flexibly across a diverse mix of asset classes. The first two aim for total return with a substantial income component, while the latter is for investors seeking aggressive growth.

Hedge against inflation. Long bonds make sense in a deflationary climate. But with food, fuel and housing costs trending upward, investors may want to consider replacing part of their bond allocation with alternative income sources. Beyond those I’ve just mentioned, I’d include real estate. Forward Real Estate Fund, Forward Real Estate Long/Short Fund and Forward Select Income Fund have all continued to perform well this year. We also have Forward Commodity Long/Short Strategy Fund, which gives a sophisticated twist to classic inflation hedges.

Tap nontraditional alpha sources. Forward offers a number of strategies that seek growth off the beaten path and provide portfolio diversification in the bargain. Forward Select Opportunity Fund, for example, pursues the unfolding global opportunity in preferred securities. We also see promise in strategies that invest selectively in emerging markets; our recent analysis in What’s Next for Emerging Markets? explains why.

I’m often asked why Forward offers such an extensive and unusual array of strategies. And yes, we do sometimes use index-based approaches, too, with strategies that call for broad market exposure.

My answer is simple: to pursue multiple investment goals in an ever-changing climate, you’ve got to have a wide-ranging toolkit. No matter what your mix of investment objectives, and no matter what the markets are doing, Forward has strategies that fit. What’s more, we are always thinking about new and better ways investors can advance toward the outcomes they are seeking. In closing, I thank you for your continuing confidence and trust in us. We are privileged to be your investment partner.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward

June 30, 2014	2

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk. (Forward Income Builder Fund, Forward Multi-Strategy Fund)

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments. (Forward Commodity Long/Short Strategy Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Multi-Strategy Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Income Builder Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Multi-Strategy Fund, Forward Real Estate Long/Short Fund, Forward Select Opportunity Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Forward Income Builder Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Forward Commodity Long/Short Strategy Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Real Estate Long/Short Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Dynamic Income Fund, Forward Select Opportunity Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

3	June 30, 2014

Diversification does not assure profit or protect against risk.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward Dynamic Income Fund and Forward Select Opportunity Fund were launched on July 31, 2013, and each has a limited operating history.

Prior to December 23, 2013, Forward Select Opportunity Fund was named Forward Select Income Opportunity Fund.

Forward Commodity Long/Short Strategy Fund seeks long-term total return.

Forward Dynamic Income Fund seeks total return, with dividend and interest income being an important component of that return, while exhibiting less downside volatility than the S&P 500 Index.

Forward Income Builder Fund seeks high current income and some stability of principal.

Forward Multi-Strategy Fund seeks high potential capital appreciation.

Forward Real Estate Fund seeks income with capital appreciation as a secondary goal.

Forward Real Estate Long/Short Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital.

Forward Select Income Fund seeks high current income and potential for modest long-term growth of capital.

Forward Select Opportunity Fund seeks total return through current income and long-term capital appreciation.

Alpha is a coefficient measuring risk-adjusted performance.

Correlation is a statistical measure of how two asset classes move in relation to each other.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

J. Alan Reid, Jr. is a registered representative of Forward Securities, LLC.

Jim Welsh is a registered representative of ALPS Distributors, Inc.

June 30, 2014	4

Shareholder Update	June 30, 2014

A MESSAGE FROM:	Jim O’Donnell, CFA Chief Investment Officer

Dear Shareholder:

The first half of 2014 was a fairly enjoyable experience for the overwhelming majority of capital market participants given the preponderance of positive returns across the broad spectrum of asset classes. With the exception of a handful of alternative strategies, it seemed that regardless of whether you were invested in stocks or bonds, international or domestic, real estate investment trusts or emerging markets, high yield or Treasurys, you probably enjoyed a positive return in the first half of 2014.

The biggest single catalyst for the positive returns is likely to have been the reversal in the ascent of interest rates (primarily the yield on the 10-year Treasury). In 2013, rates on the 10-year Treasury had backed up from a level of approximately 1.75% in early 2013 to end the year in the neighborhood of 3%. As 2014 began, fears that this trend would continue led market participants to anticipate rates rising further to levels ranging from 3.5% to 4.0%. That free-floating anxiety proved to be misplaced as the Treasury market did the unexpected—rates fell to a range of 2.5% to 2.6% as the market approached midyear. The reasons cited for this reversal range from global capital flows to slower-than-expected economic growth to a moderation of inflationary pressures.

That said, one should not be lulled into a false sense of security. As of June 30, 2014, the current bull market now ranks fourth based on duration and magnitude (see table). In fact, the S&P 500 Index hasn’t suffered a normal 10% correction in almost three years.

The capital markets have been eerily calm of late with volatility readings approaching historic lows. The reasons for the halcyon environment in the VIX (the ticker symbol for the Chicago Board Options Exchange Volatility Index) and the MOVE (Merrill Option Volatility Expectations) Index have been attributed to accommodative central bank policy—effectively making market participants question the value of hedging strategies when the Federal Reserve is encouraging risk taking. In addition, many new income-oriented strategies rely on option selling to enhance yield. This combination has conspired to drive volatility readings into the statistical basement.

The challenge for investors is to moderate expectations and to realize that periods of low volatility can be followed by unpleasant periods of high volatility. History has taught us that when too much money chases too little risk, risk can be mispriced. History has also taught us that when the Fed chair changes market volatility also changes. This volatility change is primarily triggered by the new Fed chair raising interest rates. Now may be a good time to check in with your trusted financial advisor and reexamine the risk of your portfolio. It may make sense to add some tactical, hedged or noncorrelated strategies to the asset mix.

5	June 30, 2014

As always, we remain committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in the first half of 2014, and thank you for the continued confidence that you place in our funds.

Sincerely,

Jim O’Donnell, CFA

Chief Investment Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Diversification does not assure profit or protect against risk.

10-Year Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years.

MOVE (Merrill Lynch Option Volatility Estimate) Index measures the implied volatility of U.S. Treasury markets by gauging options contracts on one-month Treasury issues. It serves as an indicator for assessing the psyche of the market.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

VIX (the ticker symbol for the Chicago Board Options Exchange Volatility) Index is a popular measure of market risk and is constructed using the implied volatility of S&P 500 Index options.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

One cannot invest directly in an index.

Jim O’Donnell has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by the CFA Institute.

Forward Funds are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

©2014 Forward Management, LLC. All rights reserved.

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

June 30, 2014	6

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

See page 11 for important performance disclosure information about the Forward Funds.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Forward Credit Analysis Long/Short Fund(a)		1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class		-4.90%	6.59%	5.66%	05/01/08

Institutional Class		-4.44%	6.97%	6.06%	05/01/08

Class A (load adjusted)(b)(c)		-10.39%	5.21%	0.48%	12/29/06

Class A (without load)(c)(d)		-4.95%	6.46%	1.27%	12/29/06

Class C (with CDSC)(e)		-6.39%	5.98%	5.30%	06/03/09

Class C (without CDSC)(f)		-5.51%	5.98%	5.30%	06/03/09

Advisor Class(g)		-4.63%	N/A	3.16%	02/01/10

Forward Dynamic Income Fund				Since Inception	Inception Date
Institutional Class(h)				15.79%	07/31/13

Class A (load adjusted)(b)(h)				8.65%	07/31/13

Class A (without load)(d)(h)				15.30%	07/31/13

Forward EM Corporate Debt Fund(i)		1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class		8.41%	6.44%	5.60%	10/05/07

Institutional Class		8.82%	6.86%	5.97%	10/05/07

Class C (with CDSC)(e)		6.63%	5.82%	5.11%	10/05/07

Class C (without CDSC)(f)		7.63%	5.82%	5.11%	10/05/07

Advisor Class(h)		N/A	N/A	3.61%	05/01/14

Forward Emerging Markets Fund(j)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	9.21%	9.38%	10.95%	14.68%	04/09/03

Institutional Class	9.55%	9.79%	11.35%	6.97%	10/04/95

Advisor Class(g)	9.45%	N/A	N/A	5.46%	02/01/10

Forward Endurance Long/Short Fund			1 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class			15.04%	7.66%	12/31/11

Institutional Class			15.42%	8.01%	12/31/11

7	June 30, 2014

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

See page 11 for important performance disclosure information about the Forward Funds.

Forward Global Dividend Fund(k)		1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class		14.08%	N/A	7.88%	05/02/11

Institutional Class		14.43%	14.22%	5.05%	01/31/07

Class A (load adjusted)(b)		7.45%	12.29%	4.35%	10/31/06

Class A (without load)(d)		13.99%	13.63%	5.15%	10/31/06

Forward International Dividend Fund(l)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	15.22%	13.36%	6.61%	5.11%	10/01/98

Institutional Class	15.69%	13.64%	N/A	-0.10%	05/01/07

Class A (load adjusted)(b)	8.42%	N/A	N/A	0.45%	05/01/13

Class A (without load)(d)	15.06%	N/A	N/A	5.72%	05/01/13

Class C (with CDSC)(e)	13.61%	N/A	N/A	15.44%	07/31/12

Class C (without CDSC)(f)	14.61%	N/A	N/A	15.44%	07/31/12

Advisor Class(g)	15.64%	N/A	N/A	6.05%	05/02/11

Forward International Small Companies Fund(m)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	24.12%	12.88%	7.81%	10.11%	03/05/02

Institutional Class	24.62%	13.27%	8.16%	8.93%	02/07/96

Advisor Class(g)	24.47%	N/A	N/A	11.09%	02/01/10

Forward Select EM Dividend Fund			1 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class			8.03%	2.97%	05/02/11

Institutional Class			8.49%	4.23%	05/03/11

Class C (with CDSC)(e)			6.39%	2.36%	05/02/11

Class C (without CDSC)(f)			7.39%	2.36%	05/02/11

Advisor Class(g)			8.35%	3.35%	05/02/11

Forward Small Cap Equity Fund(n)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	17.59%	12.87%	5.11%	7.28%	10/01/98

Institutional Class	17.98%	13.32%	5.49%	6.80%	06/06/02

Advisor Class(g)	17.91%	N/A	N/A	12.08%	02/01/10

June 30, 2014	8

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

See page 11 for important performance disclosure information about the Forward Funds.

Forward Tactical Enhanced Fund(o)	1 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	3.59%	3.74%	12/31/10

Institutional Class	3.99%	4.11%	12/31/10

Class A (load adjusted)(b)	-2.48%	1.82%	12/31/10

Class A (without load)(d)	3.45%	3.57%	12/31/10

Class C (with CDSC)(e)	2.01%	3.11%	12/31/10

Class C (without CDSC)(f)	3.01%	3.11%	12/31/10

Advisor Class(g)	3.99%	3.78%	04/15/11

Forward Tactical Growth Fund	1 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	10.29%	4.07%	09/14/09

Institutional Class	10.70%	4.42%	09/14/09

Class A (load adjusted)(b)	3.79%	1.82%	03/12/10

Class A (without load)(d)	10.12%	3.23%	03/12/10

Class C (with CDSC)(e)	8.69%	3.45%	09/14/09

Class C (without CDSC)(f)	9.65%	3.45%	09/14/09

Advisor Class(g)	10.63%	4.26%	02/01/10

Forward Commodity Long/Short Strategy Fund	1 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	-2.62%	-3.67%	12/31/10

Institutional Class	-2.30%	-3.35%	12/31/10

Class C (with CDSC)(e)	-4.16%	-8.54%	05/04/11

Class C (without CDSC)(f)	-3.23%	-8.54%	05/04/11

Advisor Class(g)	-2.37%	-7.11%	12/07/11

Class Z	-2.22%	-3.33%	12/31/10

Forward Managed Futures Strategy Fund	1 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	-1.65%	-7.76%	01/30/12

Institutional Class	-1.28%	-7.43%	01/30/12

Class C (with CDSC)(e)	-3.22%	-8.31%	01/30/12

Class C (without CDSC)(f)	-2.26%	-8.31%	01/30/12

Class Z	-1.26%	-7.78%	01/31/12

(a) Effective November 1, 2013, Cedar Ridge Partners, LLC (“Cedar Ridge”) resigned as sub-advisor of the Forward Credit Analysis Long/Short Fund and terminated its sub-advisory agreement with Forward Management. From November 1, 2013 to November 12, 2013 Forward Management was the sole advisor of the Fund. Effective November 13, 2013 the Fund is sub-advised solely by Pacific Investment Management Company LLC (“PIMCO”). Performance figures shown for periods before November 1, 2013, represent performance of Cedar

9	June 30, 2014

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

See page 11 for important performance disclosure information about the Forward Funds.

Ridge under the previous investment strategy for the Fund. Prior to May 1, 2011 the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Class A shares of the fund originally commenced operations on December 29, 2006, were liquidated on November 21, 2008, and were launched again on September 1, 2010. The performance shown for any period beginning on or after November 24, 2008 and lasting through August 31, 2010 is that of the fund’s Investor Class shares adjusted to reflect the specific operating expenses applicable to Class A shares. The performance shown for any period beginning on or after September 1, 2010 is that of the fund’s Class A shares.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

(g) Prior to May 1, 2013, the Advisor Class was known as Class M.

(h) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(i) As of February 14, 2011, the Forward EM Corporate Debt Fund replaced the sub-advisor, Pictet Asset Management SA with SW Asset Management, LLC. Prior to May 1, 2011 the Forward EM Corporate Debt Fund was known as the Forward International Fixed-Income Fund.

(j) Effective September 1, 2012, the Trust and Forward Management terminated their sub-advisory agreement with Pictet Asset Management Ltd, for investment sub-advisory services provided for the Forward Emerging Markets Fund. The Fund is now advised solely by Forward Management. Performance figures shown for periods before September 1, 2012, represent performance of Pictet Asset Management Ltd, under the previous investment strategy for the Fund. The Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund were reorganized into the Investor and Institutional Class, respectively, of the Forward Global Emerging Markets Fund on September 16, 2004. Performance figures shown for periods prior to September 16, 2004 represent performance of the Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund. Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(k) Prior to February 20, 2013 the Forward Global Dividend Fund was known as the Forward Large Cap Dividend Fund. Prior to November 1, 2011 the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(l) Prior to May 1, 2010, the Forward International Dividend Fund was known as the Forward International Equity Fund. As of December 1, 2008, the Fund is directly managed by Forward Management, LLC., the Advisor to the Forward Funds. Performance figures and other portfolio data shown for periods prior to December 1, 2008, do not reflect Forward Management’s performance or strategy. From September 1, 2005 through November 30, 2008, Pictet Asset Management Limited was the Fund’s sub-advisor and the Fund’s investment strategy was different. Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund. From March 6, 2000 through August 31, 2005, Hansberger Global Investors, Inc. was the Fund’s sub-advisor and the Fund’s investment strategy was different. Prior to March 6, 2000, the Fund was managed by a different sub-advisor.

(m) The Retail Class and Institutional Class of the Pictet International Small Companies Fund were reorganized into the Investor and Institutional classes, respectively, of the Forward International Small Companies Fund on December 23, 2003. Performance figures for periods prior to December 23, 2003 represent performance of the respective class of shares of the Pictet International Small Companies Fund.

(n) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund. As of February 1, 2011, the Fund is directly managed by Forward Management, LLC., the Advisor to Forward Funds. Performance figures and other portfolio data shown for periods prior to February 1, 2011, do not reflect Forward Management’s performance or strategy. Hoover Investment Management Co., LLC was the Fund’s sub-advisor prior to February 1, 2011.

(o) Effective November 1, 2012, the Trust and Forward Management terminated their sub-advisory agreement with Broadmark Asset Management, LLC, for investment sub-advisory services provided for the Forward Tactical Enhanced Fund. The Fund is now advised solely by Forward Management. Performance figures and other portfolio data shown for periods prior to November 1, 2012, represent performance of Broadmark Asset Management, LLC, under the previous investment strategy for the Fund.

June 30, 2014	10

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Forward Credit Analysis Long/Short Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Dynamic Income Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

11	June 30, 2014

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward EM Corporate Debt Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Forward Emerging Markets Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward Endurance Long/Short Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

June 30, 2014	12

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Global Dividend Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward International Dividend Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward International Small Companies Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including, exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Forward Select EM Dividend Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

13	June 30, 2014

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward Small Cap Equity Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Forward Tactical Enhanced Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Higher portfolio turnover rates will involve greater transaction costs, and may increase the potential for taxable distributions being paid to shareholders.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Tactical Growth Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

June 30, 2014	14

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Commodity Long/Short Strategy Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Managed Futures Strategy Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

15	June 30, 2014

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

June 30, 2014	16

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended June 30, 2014

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Forward Credit Analysis Long/Short Fund	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Expense Ratios(a)	Expenses Paid During Period(b) 01/01/14-06/30/14
Investor Class
Actual	$1,000.00	$1,068.50	1.79%	$9.18

Hypothetical	$1,000.00	$1,015.92	1.79%	$8.95
Institutional Class
Actual	$1,000.00	$1,071.40	1.44%	$7.40

Hypothetical	$1,000.00	$1,017.65	1.44%	$7.20
Class A
Actual	$1,000.00	$1,068.10	1.93%	$9.90

Hypothetical	$1,000.00	$1,015.22	1.93%	$9.64
Class C
Actual	$1,000.00	$1,065.60	2.39%	$12.24

Hypothetical	$1,000.00	$1,012.94	2.39%	$11.93
Advisor Class
Actual	$1,000.00	$1,070.90	1.48%	$7.60

Hypothetical	$1,000.00	$1,017.46	1.48%	$7.40
Forward Dynamic Income Fund
Institutional Class
Actual	$1,000.00	$1,121.50	1.29%	$6.79

Hypothetical	$1,000.00	$1,018.40	1.29%	$6.46

17	June 30, 2014

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended June 30, 2014

Forward Dynamic Income Fund (continued)	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Expense Ratios(a)	Expenses Paid During Period(b) 01/01/14-06/30/14
Class A
Actual	$1,000.00	$1,118.90	1.79%	$9.40

Hypothetical	$1,000.00	$1,015.92	1.79%	$8.95
Forward EM Corporate Debt Fund
Investor Class
Actual	$1,000.00	$1,045.60	1.55%	$7.86

Hypothetical	$1,000.00	$1,017.11	1.55%	$7.75
Institutional Class
Actual	$1,000.00	$1,047.50	1.20%	$6.09

Hypothetical	$1,000.00	$1,018.84	1.20%	$6.01
Class C
Actual	$1,000.00	$1,041.60	2.15%	$10.88

Hypothetical	$1,000.00	$1,014.13	2.15%	$10.74
Advisor Class(c)
Actual	$1,000.00	$1,036.10	1.23%	$2.09

Hypothetical	$1,000.00	$1,018.70	1.23%	$6.16
Forward Emerging Markets Fund
Investor Class
Actual	$1,000.00	$1,076.50	1.74%	$8.96

Hypothetical	$1,000.00	$1,016.17	1.74%	$8.70
Institutional Class
Actual	$1,000.00	$1,078.40	1.39%	$7.16

Hypothetical	$1,000.00	$1,017.90	1.39%	$6.95
Advisor Class
Actual	$1,000.00	$1,077.10	1.44%	$7.42

Hypothetical	$1,000.00	$1,017.65	1.44%	$7.20
Forward Endurance Long/Short Fund
Investor Class
Actual	$1,000.00	$968.20	2.98%	$14.54

Hypothetical	$1,000.00	$1,010.02	2.98%	$14.85
Institutional Class
Actual	$1,000.00	$969.50	2.63%	$12.84

Hypothetical	$1,000.00	$1,011.75	2.63%	$13.12
Forward Global Dividend Fund
Investor Class
Actual	$1,000.00	$1,056.80	1.34%	$6.83

Hypothetical	$1,000.00	$1,018.15	1.34%	$6.71

June 30, 2014	18

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended June 30, 2014

Forward Global Dividend Fund (continued)	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Expense Ratios(a)	Expenses Paid During Period(b) 01/01/14-06/30/14
Institutional Class
Actual	$1,000.00	$1,058.00	0.99%	$5.05

Hypothetical	$1,000.00	$1,019.89	0.99%	$4.96
Class A
Actual	$1,000.00	$1,056.00	1.49%	$7.60

Hypothetical	$1,000.00	$1,017.41	1.49%	$7.45
Forward International Dividend Fund
Investor Class
Actual	$1,000.00	$1,052.40	1.49%	$7.58

Hypothetical	$1,000.00	$1,017.41	1.49%	$7.45
Institutional Class
Actual	$1,000.00	$1,054.80	1.14%	$5.81

Hypothetical	$1,000.00	$1,019.14	1.14%	$5.71
Class A
Actual	$1,000.00	$1,051.60	1.64%	$8.34

Hypothetical	$1,000.00	$1,016.66	1.64%	$8.20
Class C
Actual	$1,000.00	$1,049.50	2.09%	$10.62

Hypothetical	$1,000.00	$1,014.43	2.09%	$10.44
Advisor Class
Actual	$1,000.00	$1,054.50	1.19%	$6.06

Hypothetical	$1,000.00	$1,018.89	1.19%	$5.96
Forward International Small Companies Fund
Investor Class
Actual	$1,000.00	$1,024.70	1.65%	$8.28

Hypothetical	$1,000.00	$1,016.61	1.65%	$8.25
Institutional Class
Actual	$1,000.00	$1,026.50	1.30%	$6.53

Hypothetical	$1,000.00	$1,018.35	1.30%	$6.51
Advisor Class
Actual	$1,000.00	$1,026.50	1.35%	$6.78

Hypothetical	$1,000.00	$1,018.10	1.35%	$6.76
Forward Select EM Dividend Fund
Investor Class
Actual	$1,000.00	$1,077.70	1.84%	$9.48

Hypothetical	$1,000.00	$1,015.67	1.84%	$9.20

19	June 30, 2014

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended June 30, 2014

Forward Select EM Dividend Fund (continued)	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Expense Ratios(a)	Expenses Paid During Period(b) 01/01/14-06/30/14
Institutional Class
Actual	$1,000.00	$1,079.30	1.49%	$7.68

Hypothetical	$1,000.00	$1,017.41	1.49%	$7.45
Class C
Actual	$1,000.00	$1,074.60	2.44%	$12.55

Hypothetical	$1,000.00	$1,012.69	2.44%	$12.18
Advisor Class
Actual	$1,000.00	$1,079.10	1.54%	$7.94

Hypothetical	$1,000.00	$1,017.16	1.54%	$7.70
Forward Small Cap Equity Fund
Investor Class
Actual	$1,000.00	$1,023.60	1.46%	$7.33

Hypothetical	$1,000.00	$1,017.55	1.46%	$7.30
Institutional Class
Actual	$1,000.00	$1,025.00	1.14%	$5.72

Hypothetical	$1,000.00	$1,019.14	1.14%	$5.71
Advisor Class
Actual	$1,000.00	$1,025.20	1.19%	$5.98

Hypothetical	$1,000.00	$1,018.89	1.19%	$5.96
Forward Tactical Enhanced Fund
Investor Class
Actual	$1,000.00	$1,048.30	1.79%	$9.09

Hypothetical	$1,000.00	$1,015.92	1.79%	$8.95
Institutional Class
Actual	$1,000.00	$1,050.20	1.43%	$7.27

Hypothetical	$1,000.00	$1,017.70	1.43%	$7.15
Class A
Actual	$1,000.00	$1,047.70	1.93%	$9.80

Hypothetical	$1,000.00	$1,015.22	1.93%	$9.64
Class C
Actual	$1,000.00	$1,045.40	2.38%	$12.07

Hypothetical	$1,000.00	$1,012.99	2.38%	$11.88
Advisor Class
Actual	$1,000.00	$1,050.30	1.49%	$7.57

Hypothetical	$1,000.00	$1,017.41	1.49%	$7.45

June 30, 2014	20

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended June 30, 2014

Forward Tactical Growth Fund	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Expense Ratios(a)	Expenses Paid During Period(b) 01/01/14-06/30/14
Investor Class
Actual	$1,000.00	$1,007.60	1.74%	$8.66

Hypothetical	$1,000.00	$1,016.17	1.74%	$8.70
Institutional Class
Actual	$1,000.00	$1,009.40	1.39%	$6.93

Hypothetical	$1,000.00	$1,017.90	1.39%	$6.95
Class A
Actual	$1,000.00	$1,006.90	1.88%	$9.35

Hypothetical	$1,000.00	$1,015.47	1.88%	$9.39
Class C
Actual	$1,000.00	$1,004.70	2.34%	$11.63

Hypothetical	$1,000.00	$1,013.19	2.34%	$11.68
Advisor Class
Actual	$1,000.00	$1,009.00	1.44%	$7.17

Hypothetical	$1,000.00	$1,017.65	1.44%	$7.20
Forward Commodity Long/Short Strategy Fund
Investor Class
Actual	$1,000.00	$981.00	1.78%	$8.74

Hypothetical	$1,000.00	$1,015.97	1.78%	$8.90
Institutional Class
Actual	$1,000.00	$982.50	1.43%	$7.03

Hypothetical	$1,000.00	$1,017.70	1.43%	$7.15
Class C
Actual	$1,000.00	$978.00	2.38%	$11.67

Hypothetical	$1,000.00	$1,012.99	2.38%	$11.88
Advisor Class
Actual	$1,000.00	$982.50	1.48%	$7.27

Hypothetical	$1,000.00	$1,017.46	1.48%	$7.40
Class Z
Actual	$1,000.00	$983.50	1.38%	$6.79

Hypothetical	$1,000.00	$1,017.95	1.38%	$6.90
Forward Managed Futures Strategy Fund
Investor Class
Actual	$1,000.00	$984.30	2.69%	$13.23

Hypothetical	$1,000.00	$1,011.46	2.69%	$13.42
Institutional Class
Actual	$1,000.00	$986.30	2.34%	$11.52

Hypothetical	$1,000.00	$1,013.19	2.34%	$11.68

21	June 30, 2014

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended June 30, 2014

Forward Managed Futures Strategy Fund (continued)	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Expense Ratios(a)	Expenses Paid During Period(b) 01/01/14-06/30/14
Class C
Actual	$1,000.00	$981.20	3.29%	$16.16

Hypothetical	$1,000.00	$1,008.48	3.29%	$16.38
Class Z
Actual	$1,000.00	$986.30	2.29%	$11.28

Hypothetical	$1,000.00	$1,013.44	2.29%	$11.43

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to The Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (181), then divided by 365.

(c) The Forward EM Corporate Debt Fund began offering Advisor Class on May 1, 2014. Actual expenses on this class are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days since the class launched (61), then divided by 365.

June 30, 2014	22

Summary of Portfolio Holdings (Note 9) (Unaudited)

Under Securities and Exchange Commission rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following tables which present portfolio holdings as a percent of total net assets are provided in compliance with such requirements.

Forward Credit Analysis Long/Short Fund*
Municipal Bonds	84.94%
Short-Term Securities	15.15%
U.S. Treasury Bond & Notes	1.60%
Net Other Assets and Liabilities	-1.69%
100.00%

Forward Dynamic Income Fund*
Financials	21.66%
Consumer Staples	9.78%
Energy	7.45%
Consumer Discretionary	4.42%
Healthcare	4.11%
Utilities	3.57%
Telecommunications Services	2.58%
Industrials	2.21%
Materials	1.15%
Information Technology	1.07%
Food & Staples Retailing	0.88%
Net Other Assets and Liabilities	41.12%
100.00%

Forward EM Corporate Debt Fund*
Latin America	44.75%
Asia	38.04%
Europe	11.88%
Middle East	5.83%
Africa	5.65%
United States	1.10%
Net Other Assets and Liabilities	-7.25%
100.00%

Forward Emerging Markets Fund
Financials	15.10%
Industrials	14.45%
Consumer, Non-cyclical	8.62%
Utilities	6.77%
Consumer Staples	5.63%
Consumer Discretionary	5.45%

Consumer, Cyclical	5.34%
Information Technology	4.24%
Materials	3.68%
Telecommunications Services	3.18%
Healthcare	2.02%
Industrial	1.68%
Banks	1.25%
Commercial Services	1.04%
Technology	0.95%
Energy	0.63%
Diversified	0.48%
Basic Materials	0.43%
Net Other Assets and Liabilities	19.06%
	100.00%

Forward Endurance Long/Short Fund
Information Technology	65.77%	(a)
Consumer Discretionary	5.86%
Financials	5.63%
Energy	2.37%
Exchange-Traded Funds	1.01%
Materials	0.58%
Net Other Assets and Liabilities	18.78%
	100.00%

Forward Global Dividend Fund
United States	27.60%
Japan	10.65%
Switzerland	8.84%
France	5.86%
United Kingdom	5.38%
Sweden	5.32%
Germany	4.04%
Thailand	3.85%
Italy	3.29%
Honk Kong	2.91%
Norway	2.68%
Indonesia	2.58%

23	June 30, 2014

Summary of Portfolio Holdings (Note 9) (Unaudited)

Forward Global Dividend Fund (continued)
Singapore	2.35%
Philippines	2.20%
Taiwan	2.07%
Pakistan	1.57%
Peru	1.43%
Turkey	0.94%
China	0.93%
Malaysia	0.79%
Netherlands	0.74%
Australia	0.51%
Net Other Assets and Liabilities	3.47%
100.00%

Forward International Dividend Fund*
Financials	23.64%
Consumer Discretionary	12.44%
Healthcare	8.04%
Industrials	7.34%
Energy	6.13%
Consumer Staples	5.91%
Telecommunications Services	5.33%
Utilities	4.75%
Materials	4.23%
Information Technology	3.78%
Consumer, Cyclical	2.83%
Communications	2.16%
Consumer, Non-cyclical	1.98%
Technology	1.63%
Mortgage Securities	1.36%
Commercial Services	1.22%
Leisure Time	1.13%
Industrial	0.93%
Basic Materials	0.76%
Diversified	0.75%
Chemicals	0.04%
Net Other Assets and Liabilities	3.62%
100.00%

Forward International Small Companies Fund
Industrials	25.02%
Consumer Discretionary	19.28%

Information Technology	17.10%
Financials	15.07%
Healthcare	4.40%
Energy	3.96%
Consumer Staples	3.95%
Materials	3.26%
Exchange-Traded Funds	3.06%
Telecommunications Services	1.56%
Utilities	0.65%
Net Other Assets and Liabilities	2.69%
100.00%

Forward Select EM Dividend Fund*
Financials	18.02%
Industrials	13.24%
Consumer, Non-cyclical	7.82%
Energy	7.53%
Utilities	6.75%
Consumer Staples	4.99%
Telecommunication Services	4.37%
Consumer Discretionary	3.62%
Consumer, Cyclical	3.48%
Technology	3.37%
Basic Materials	2.74%
Information Technology	2.60%
Communications	1.98%
Materials	1.95%
Healthcare	1.35%
Leisure Time	1.23%
Collateralized Mortgage Obligations	0.95%
Commercial Services	0.55%
Diversified	0.35%
Mortgage Securities	0.26%
Industrial	0.05%
Chemicals	0.01%
Net Other Assets and Liabilities	12.80%
100.00%

Forward Small Cap Equity Fund*
Financials	17.14%
Consumer Discretionary	16.15%
Information Technology	14.82%

June 30, 2014	24

Summary of Portfolio Holdings (Note 9) (Unaudited)

Forward Small Cap Equity Fund* (continued)
Healthcare	13.71%
Energy	10.57%
Materials	9.42%
Industrials	7.05%
Consumer Staples	1.86%
Transportation	1.68%
Affiliated Investment Companies	1.09%
Utilities	1.06%
Net Other Assets and Liabilities	5.45%
100.00%

Forward Tactical Enhanced Fund
Exchange-Traded Funds	50.04%
Net Other Assets and Liabilities	49.96%
100.00%

Forward Tactical Growth Fund*
Short-Term Securities	70.60%
Exchange-Traded Funds	20.50%
Options Purchased	0.04%
Net Other Assets and Liabilities	8.86%
100.00%

Forward Commodity Long/Short Strategy Fund*
Agency Pass-Through Securities	25.40%
U.S. Treasury Bonds & Notes	18.70%
Corporate Bonds	18.24%
Municipal Bonds	7.67%
Collateralized Mortgage Obligations	4.54%
Asset-Backed Securities	1.15%
Net Other Assets and Liabilities	24.30%
100.00%

Forward Managed Futures Strategy Fund*
Exchange-Traded Funds	70.10%
Net Other Assets and Liabilities	29.90%
100.00%

These allocations may not reflect the current or future position of the portfolios.

* Weightings reflect long positions and excludes securities sold short and derivative instruments.

(a) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

25	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)

Municipal Bonds: 84.94%
Alabama: 1.75%

$3,000,000	County of Jefferson, Alabama Sewer Convertible Revenue Warrants (Capital Appreciation), Sub-Lien, Series F 7.900%, 10/01/50(a)	$1,759,500

California: 22.84%

4,600,000	California County Tobacco Securitization Agency, Convertible Asset-Backed Revenue Bonds (Los Angeles County) 5.450%, 06/01/28	4,265,074

1,800,000	California State Public Works Board, Revenue Bonds (Build America Bonds), Series G-2 8.361%, 10/01/34	2,555,496

2,820,000	California State Public Works Board, Revenue Bonds (Capital Projects), Series E 5.786%, 12/01/21(b)	3,236,458

1,000,000	Long Beach, California Bond Finance Authority, Revenue Bonds, Series A 5.000%, 11/15/15	1,052,040

6,278,000	State of California, General Obligation Unlimited Bonds 6.200%, 10/01/19	7,535,860

	Stockton Public Financing Authority, Revenue Bonds (Delta Water Supply Project), Series A

1,000,000	6.125%, 10/01/35	1,135,480

2,750,000	6.250%, 10/01/40	3,126,062

		22,906,470

Georgia: 3.00%

1,200,000	Municipal Electric Authority of Georgia, Revenue Bonds (Build America Bonds, Plant Vogtle Units 3&4 Project J), Series A 6.637%, 04/01/57	1,469,832

1,415,000	Municipal Electric Authority of Georgia, Taxable General Resolution Revenue Bonds 4.430%, 01/01/22	1,540,708

		3,010,540

Illinois: 9.13%

	Railsplitter Tobacco Settlement Authority, Revenue Bonds

675,000	5.000%, 06/01/17	749,392

7,150,000	5.500%, 06/01/23	8,409,258

		9,158,650

Principal Amount		Value (Note 2)

Iowa: 5.42%

$1,000,000	Iowa Finance Authority, Midwestern Disaster Area Revenue Bonds (Iowa Fertilizer Co., Project) 5.000%, 12/01/19	$1,048,190

4,405,000	Iowa Tobacco Settlement Authority, Asset-Backed Revenue Bonds, Series A 6.500%, 06/01/23	4,389,979

		5,438,169

Louisiana: 4.39%

4,000,000	Tobacco Settlement Financing Corp., Asset-Backed Revenue Bonds, Series A 5.500%, 05/15/29	4,398,160

New Jersey: 3.02%

2,675,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Barnabas Health), Series A 5.000%, 07/01/24	3,030,427

New York: 21.45%

	New York City, Industrial Development Agency, Special Facilities Revenue Bonds (American Airlines, Inc. - JFK International Airport), VRDN

5,000,000	7.750%, 08/01/31(c)	5,550,250

6,000,000	8.000%, 08/01/28(c)	6,633,540

8,000,000	New York State Dormitory Authority, State Personal Income Tax Revenue Bonds (General Purpose), Series A 5.000%, 12/15/27	9,335,760

		21,519,550

Ohio: 2.73%

2,000,000	Buckeye, Ohio Tobacco Settlement Financing Authority, Revenue Bonds (Asset Backed Sr. Turbo), Series A-2 6.500%, 06/01/47	1,714,060

1,000,000	Ohio State Water Development Authority Pollution Control Facilities, Revenue Bonds (First Energy Nuclear), Series A, VRDN 3.375%, 07/01/33(c)	1,020,940

		2,735,000

June 30, 2014	26	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)

South Carolina: 4.37%

$4,000,000	South Carolina State Public Service Authority, Revenue Bonds, Series A 5.500%, 12/01/54	$4,383,880

Texas: 3.04%

2,500,000	Texas Municipal Gas Acquisition & Supply Corp., I, Gas Supply Revenue Bonds, Sr. Lien, Series D 6.250%, 12/15/26	3,044,575

Wisconsin: 3.80%

3,275,000	Wisconsin State General Fund Annual Appropriation, Revenue Bonds, Series A 5.750%, 05/01/33	3,812,788

	Total Municipal Bonds (Cost $82,256,096)	85,197,709

U.S. Treasury Bond & Notes: 1.60%

1,600,000	U.S. Treasury Notes 0.250%, 01/31/15	1,601,656

	Total U.S. Treasury Bond & Notes (Cost $1,600,862)	1,601,656

Par Value

Short-Term Securities: 15.15%

3,987,000	FHLB, Unsec. Discount Notes 0.078%, due 10/29/14(d)	3,986,470

213,000	U.S. Treasury Bills, Discount Notes 0.072%, due 08/21/14(d)(e)	212,978

3,300,000	0.054%, due 10/23/14(d)	3,299,647

500,000	0.043%, due 10/30/14(d)	499,944

2,000,000	0.044%, due 11/13/14(d)	1,999,654

5,200,000	0.067%, due 12/11/14(d)	5,198,913

	Total Short-Term Securities (Cost $15,196,382)	15,197,606

	Total Investments: 101.69% (Cost $99,053,340)	101,996,971

	Net Other Assets and Liabilities: (1.69)%	(1,690,541)

	Net Assets: 100.00%	$100,306,430

Percentages are stated as a percent of net assets.

(a) Represents a step-up bond. Rate disclosed is as of June 30, 2014.

(b) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(c) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at June 30, 2014.

(d) Rate shown represents the bond equivalent yield to maturity at date of purchase.

(e) Security, or portion of security, is being held as collateral for futures contracts. At period end, the aggregate market value of those securities was $212,978, representing 0.21% of net assets.

See Notes to Financial Statements	27	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward Credit Analysis Long/Short Fund

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Loss
U.S. Treasury Long Bond Future	Short	(76)	09/22/14	$(10,426,250)	$(74,285)
Total Futures Contracts				$(10,426,250)	$(74,285)

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
06/10/14	California State Public Works Board, Revenue Bonds (Capital Projects), Series E 5.786%, 12/01/21(b)	$3,219,659	$3,236,458	3.23%

Investment Abbreviations:

FHLB — Federal Home Loan Bank

Sr. — Senior

Unsec.  — Unsecured

VRDN —  Variable Rate Demand Notes

June 30, 2014	28	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward Dynamic Income Fund

Shares		Value (Note 2)

Common Stocks: 40.78%
Consumer Discretionary: 4.42%

1,000	Cinemark Holdings, Inc.	$35,360

500	Las Vegas Sands Corp.	38,110

1,000	Starbucks Corp.	77,380

800	Tupperware Brands Corp.	66,960

300	Whirlpool Corp.	41,766

		259,576

Consumer Staples: 9.78%

1,200	Clorox Co.	109,680

2,000	General Mills, Inc.	105,081

700	Kimberly-Clark Corp.	77,854

700	Kraft Foods Group, Inc.	41,965

700	PepsiCo, Inc.	62,538

1,300	Procter & Gamble Co.	102,167

1,000	Wal-Mart Stores, Inc.	75,070

		574,355

Energy: 5.34%

800	Chevron Corp.	104,440

1,000	Marathon Oil Corp.	39,920

2,000	Peabody Energy Corp.	32,700

800	Schlumberger, Ltd.	94,360

720	Williams Cos., Inc.	41,911

		313,331

Financials: 8.51%

6,500	Associated Estates Realty Corp.	117,130

4,500	Campus Crest Communities, Inc.	38,970

5,400	CyrusOne, Inc.	134,460

6,400	Monmouth Real Estate Investment Corp., Class A	64,256

2,900	NorthStar Realty Finance Corp.(a)	50,402

1,400	State Street Corp.	94,164

		499,382

Food & Staples Retailing: 0.88%

700	Walgreen Co.	51,891

Healthcare: 4.11%

400	Bayer AG	56,497

600	Eli Lilly & Co.	37,302

Shares		Value (Note 2)

2,700	Pfizer, Inc.	$80,136

1,800	Roche Holdings, Ltd., Sponsored ADR	67,140

		241,075

Industrials: 2.21%

500	General Dynamics Corp.	58,275

1,600	Waste Management, Inc.	71,568

		129,843

Information Technology: 1.07%

1,500	Microsoft Corp.	62,550

Materials: 1.15%

300	LyondellBasell Industries NV, Class A	29,295

1,000	Potash Corp. of Saskatchewan, Inc.	37,960

		67,255

Telecommunication Services: 0.96%

1,600	AT&T, Inc.	56,576

Utilities: 2.35%

1,100	American Water Works Co., Inc.	54,395

1,100	Connecticut Water Service, Inc.	37,257

1,200	UIL Holdings Corp.	46,452

		138,104

	Total Common Stocks (Cost $2,305,095)	2,393,938

Preferred Stocks: 18.10%
Energy: 2.11%

5,000	Vanguard Natural Resources Llc Series B, 7.625%	124,150

Financials: 13.15%

2,000	American Homes 4 Rent Series C, 5.500%	49,740

11,000	AmTrust Financial Services, Inc. Series B, 7.250%	273,020

2,100	Campus Crest Communities, Inc. Series A, 8.000%	53,655

4,000	CBL & Associates Properties, Inc. Series D, 7.375%	101,400

3,000	Excel Trust, Inc. Series B, 8.125%	78,630

See Notes to Financial Statements	29	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward Dynamic Income Fund

Shares		Value (Note 2)

Financials (continued): 13.15%

1,000	Gramercy Property Trust, Inc. Series A, 8.125%	$25,150

1,250	Prologis, Inc. Series Q, 8.540%	78,320

4,300	Winthrop Realty Trust Series D, 9.250%	111,800

		771,715

Telecommunication Services: 1.62%

3,700	Verizon Communications, Inc. 5.900%	95,312

Utilities: 1.22%

2,500	Gastar Exploration USA, Inc. Series B, 10.750%	71,500

	Total Preferred Stocks (Cost $1,047,994)	1,062,677

	Total Investments: 58.88% (Cost $3,353,089)	3,456,615

	Net Other Assets and Liabilities: 41.12%	2,413,389	(b)

	Net Assets: 100.00%	$5,870,004

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
E-mini S&P 500® Futures	Long	7	09/22/14	$683,340	$1,524
Total Futures Contracts				$683,340	$1,524

Investment Abbreviations:

ADR — American Depositary Receipt

S&P — Standard & Poor’s

June 30, 2014	30	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward EM Corporate Debt Fund

Shares			Value (Note 2)

Common Stocks: 1.79%
Colombia: 0.92%

178,200	Pacific Rubiales Energy Corp.		$3,621,024

Nigeria: 0.87%

771,160	SEPLAT Petroleum Development Co., Plc(a)		3,444,564

	Total Common Stocks (Cost $6,980,119)		7,065,588

Principal Amount		Currency

Foreign Government Obligations: 5.98%
Argentina: 2.74%

1,250,000	Provincia de Buenos Aires, Sr. Unsec. Notes 10.875%, 01/26/21(b)	USD	1,206,250

100,000	10.875%, 01/26/21(c)	USD	96,500

9,671,000	11.750%, 10/05/15(b)	USD	9,525,935

			10,828,685

Brazil: 1.05%

4,000,000	Banco Nacional de Desenvolvimento Economico e Social, Sr. Unsec. Notes 3.375%, 09/26/16(c)(d)	USD	4,145,000

Ivory Coast: 0.96%

3,900,000	Ivory Coast Government International Bond, Sr. Unsec. Notes 7.774%, 12/31/32(b)(e)	USD	3,807,375

Mexico: 1.23%

47,420,000	Mexican Bonos, Gtd. Bonds, Series M20 10.000%, 12/05/24	MXN	4,889,774

	Total Foreign Government Obligations (Cost $22,561,833)		23,670,834

Asset-Backed Securities: 3.60%
China: 3.60%

12,050,000	Sealane Trade Finance, Ltd., Series 2011-1X, Class A 14.223%, 02/12/16(e)	USD	12,445,120

1,700,000	Start CLO, Ltd., Series 2011-7A, Class A 15.231%, 06/09/15(c)(e)	USD	1,791,256

			14,236,376

	Total Asset-Backed Securities (Cost $14,285,626)		14,236,376

Principal Amount		Currency	Value (Note 2)

Contingent Convertible Securities: 1.46%
Brazil: 1.00%

4,000,000	Banco do Brasil SA/Cayman, Jr. Sub. Notes 9.000%, Perpetual Maturity(c)(e)(f)	USD	$3,965,000

South Korea: 0.46%

1,800,000	Woori Bank, Sub. Notes 4.750%, 04/30/24(c)	USD	1,820,588

	Total Contingent Convertible Securities (Cost $5,765,554)		5,785,588

Convertible Corporate Bonds: 0.70%
Indonesia: 0.70%

7,000,000	Enercoal Resources Pte, Ltd. 9.250%, 08/05/49	USD	2,765,000

	Total Convertible Corporate Bonds (Cost $6,794,074)		2,765,000

Corporate Bonds: 92.44%
Argentina: 3.50%

7,831,000	Cia de Transporte de Energia Electrica en Alta Tension Transener SA, Sr. Unsec. Notes 9.750%, 08/15/21(c)	USD	6,225,645

950,000	Empresa Distribuidora Y Comercializadora Norte, Sr. Unsec. Notes 9.750%, 10/25/22(c)	USD	741,000

3,825,000	9.750%, 10/25/22(b)	USD	2,983,500

6,270	MetroGas SA, Sr. Unsec. Notes, Series L-1 8.875%, 12/31/18(c)(g)	USD	3,746,325

166	MetroGas SA, Sr. Unsec. Notes, Series L-2 8.875%, 12/31/18(c)(g)	USD	93,790

87	MetroGas SA, Sr. Unsec. Notes, Series L-3 8.875%, 12/31/18(c)(g)	USD	65,250

			13,855,510

Azerbaijan: 1.52%

3,750,000	Azerbaijan Railways, Unsec. Notes 8.250%, 02/18/16(d)	USD	3,890,632

2,000,000	International Bank Azerbaijan, Sr. Unsec. Medium-Term Notes 7.750%, 09/26/18	USD	2,116,250

			6,006,882

See Notes to Financial Statements	31	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

Bangledesh: 1.16%

4,300,000	Banglalink Digital Communications, Ltd., Sr. Unsec. Notes 8.625%, 05/06/19(c)	USD	$4,579,500

Bolivia: 1.29%

4,930,000	Trilogy International Partners Llc/Trilogy International Finance, Inc., First Lien Notes 10.250%, 08/15/16(c)	USD	5,090,225

Brazil: 6.13%

4,000,000	BRF SA, Sr. Unsec. Notes 4.750%, 05/22/24(c)	USD	3,950,000

7,565,000	General Shopping Investments, Ltd., Sub. Notes 12.000%, Perpetual Maturity(b)(f)	USD	6,891,715

5,000,000	Odebrecht Finance, Ltd., Sr, Unsec. Notes 5.250%, 06/27/29(c)	USD	5,027,500

4,307,000	QGOG Constellation SA, Sr. Unsec. Notes 6.250%, 11/09/19(b)	USD	4,371,605

4,000,000	World Wide Supply AS, First Lien Notes 7.750%, 05/26/17(c)	USD	3,990,000

			24,230,820

Chile: 2.01%

6,460,978	Inversiones Alsacia SA, Sec. Notes 8.000%, 08/18/18(b)	USD	4,393,465

3,300,000	VTR Finance BV, Sec. Notes 6.875%, 01/15/24(c)	USD	3,550,239

			7,943,704

China: 6.68%

2,000,000	Baidu, Inc., Sr. Unsec. Notes 3.250%, 08/06/18(d)	USD	2,071,070

1,750,000	CNOOC Curtis Funding No. 1, Ltd., Sr. Unsec. Notes 4.500%, 10/03/23(c)	USD	1,837,343

3,000,000	CNOOC Finance 2013, Ltd., Sr. Unsec. Notes 3.000%, 05/09/23(d)	USD	2,836,515

7,000,000	Sinopec Group Overseas Development 2014, Ltd., Sr. Unsec. Notes 4.375%, 04/10/24(c)(d)	USD	7,260,246

Principal Amount		Currency	Value (Note 2)

6,800,000	State Grid Overseas Investment 2013, Ltd., Sr. Unsec. Notes 3.125%, 05/22/23(c)(d)	USD	$6,632,026

1,600,000	State Grid Overseas Investment 2014, Ltd., Sr. Unsec. Notes 4.850%, 05/07/44(c)	USD	1,659,384

4,000,000	Tencent Holdings, Ltd., Sr. Unsec. Notes 3.375%, 03/05/18(c)(d)	USD	4,146,568

			26,443,152

Colombia: 9.83%

5,655,000	Avianca Holdings SA, Sr. Unsec. Notes 8.375%, 05/10/20(c)(d)	USD	6,077,428

5,117,000	Bancolombia SA, Sub. Notes 5.125%, 09/11/22(d)	USD	5,171,240

5,273,000	Colombia Telecomunicaciones SA ESP, Sr. Unsec. Notes 5.375%, 09/27/22(c)(d)	USD	5,286,183

2,600,000	Ecopetrol SA, Sr. Unsec. Notes 5.875%, 05/28/45	USD	2,706,600

2,005,000	Gruposura Finance, Sr. Unsec. Notes 5.700%, 05/18/21(b)	USD	2,190,463

4,000,000	Millicom International Cellular SA, Sr. Unsec. Notes 6.625%, 10/15/21(c)	USD	4,320,000

850,000	Pacific Rubiales Energy Corp., Sr. Unsec. Notes 7.250%, 12/12/21(c)	USD	947,750

1,400,000	7.250%, 12/12/21(b)(d)	USD	1,561,000

2,800,000	SUAM Finance BV, Sr. Unsec. Notes 4.875%, 04/17/24(c)	USD	2,863,000

7,185,000	Transportadora de Gas Internacional SA ESP, Sr. Unsec. Notes 5.700%, 03/20/22(b)(d)	USD	7,759,800

			38,883,464

Costa Rica: 0.78%

3,000,000	Banco Nacional de Costa Rica, Sr. Unsec. Notes 4.875%, 11/01/18(c)(d)	USD	3,082,500

Ghana: 1.26%

4,800,000	Tullow Oil Plc, Sr. Unsec. Notes 6.000%, 11/01/20(c)(d)	USD	5,004,000

June 30, 2014	32	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

Guatemala: 1.32%

5,000,000	Bantrab Senior Trust, Sr. Unsec. Notes 9.000%, 11/14/20(c)(d)	USD	$5,237,500

Hong Kong: 3.59%

3,500,000	AIA Group, Ltd., Sr. Unsec. Notes 4.875%, 03/11/44(c)	USD	3,677,565

4,630,000	CFG Investment SAC, Sr. Unsec. Notes 9.750%, 07/30/19(c)(d)	USD	4,502,675

1,500,000	Hutchison Whampoa International 12, II, Ltd., Sr. Unsec. Notes 2.000%, 11/08/17(c)(d)	USD	1,516,623

4,250,000	MIE Holdings Corp., Sr. Unsec. Notes 7.500%, 04/25/19(c)	USD	4,508,485

			14,205,348

India: 1.80%

7,000,000	State Bank of India, Sr. Unsec. Notes 4.875%, 04/17/24(c)(d)	USD	7,102,823

Indonesia: 2.82%

100,000	Berau Capital Resources Pte, Ltd., First Lien Notes 12.500%, 07/08/15(c)	USD	103,625

6,106,000	12.500%, 07/08/15(b)(d)	USD	6,327,342

5,500,000	Perusahaan Listrik Negara PT, Sr. Unsec. Notes 5.250%, 10/24/42(c)(d)	USD	4,730,000

			11,160,967

Kazakhstan: 1.73%

14,000,000	Tristan Oil, Ltd., Sec. Notes 0.000%, 01/01/16(b)	USD	6,860,000

Malaysia: 1.72%

22,000,000	Special Port Vehicle Sdn Bhd, Asset Backed Bonds, Series 8 5.300%, 07/30/14(h)	MYR	6,813,765

Mexico: 11.33%

3,300,000	Alfa SAB de CV, Sr. Unsec. Notes 5.250%, 03/25/24(c)	USD	3,451,800

2,000,000	Banco Santander SA, Sub. Notes 5.950%, 01/30/24(c)(e)	USD	2,107,500

7,000,000	BBVA Bancomer SA, Sub. Notes 6.750%, 09/30/22(c)(d)	USD	8,015,000

Principal Amount		Currency	Value (Note 2)

6,000,000	Cemex SAB de CV, Sec. Notes 6.500%, 12/10/19(c)(d)	USD	$6,442,500

750,000	Comision Federal de Electricidad, Sr. Unsec. Notes 4.875%, 01/15/24(c)	USD	802,500

3,000,000	Grupo Bimbo SAB de CV, Sr. Unsec. Notes 3.875%, 06/27/24(c)	USD	3,002,220

11,590,652	Maxcom Telecomunicaciones SAB de CV, First Lien Notes 6.000%, 06/15/20(e)(i)	USD	10,547,493

3,000,000	Offshore Drilling Holding SA, First Lien Notes 8.375%, 09/20/20(b)	USD	3,337,500

3,000,000	Petroleos Mexicanos, Sr. Unsec. Notes 3.500%, 07/18/18(d)	USD	3,160,500

3,700,000	Santa Maria Offshore, Ltd., First Lien Notes 8.875%, 07/03/18(c)	USD	3,954,375

			44,821,388

Morocco: 1.28%

4,800,000	Office Cherifien des Phosphates SA, Sr. Unsec. Notes 5.625%, 04/25/24(c)	USD	5,046,000

Nigeria: 1.26%

5,100,000	Sea Trucks Group, Ltd., First Lien Notes 9.000%, 03/26/18(c)	USD	4,985,250

Norway: 2.35%

4,200,000	Harkand Finance, Inc., Sec. Notes 7.500%, 03/28/19(c)	USD	4,257,750

4,800,000	Marine Accurate Well ASA, Second Lien Notes 9.500%, 04/03/18	USD	5,040,000

			9,297,750

Peru: 0.78%

2,870,000	SAN Miguel Industrias Pet SA, Sr. Unsec. Notes 7.750%, 11/06/20(c)	USD	3,104,981

Poland: 0.74%

2,800,000	PKO Finance AB, Sr. Unsec. Notes 4.630%, 09/26/22(c)(d)	USD	2,922,500

See Notes to Financial Statements	33	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

Qatar: 1.19%

4,323,800	Ras Laffan Liquefied Natural Gas Co., Ltd. II, Sec. Notes 5.298%, 09/30/20(b)(d)	USD	$4,723,752

Russia: 9.42%

2,500,000	Alfa Bank OJSC Via Alfa Bond Issuance Plc, Sr. Unsec. Notes 7.750%, 04/28/21(b)(d)	USD	2,728,125

4,100,000	Borets Finance, Ltd., Unsec. Notes 7.625%, 09/26/18(c)	USD	4,161,500

5,300,000	EDC Finance, Ltd., Sr. Unsec. Notes 4.875%, 04/17/20(c)	USD	5,207,250

4,500,000	Evraz Group SA, Sr. Unsec. Notes 6.500%, 04/22/20(b)	USD	4,241,250

80,500,000	Federal Grid Co., OJSC via Federal Grid Finance, Ltd., Unsec Notes 8.446%, 03/13/19	RUB	2,266,842

2,000,000	Gazprom OAO Via Gaz Capital SA, Sr. Unsec. Notes 4.375%, 09/19/22(c)	USD	1,865,000

2,000,000	MMC Finance, Ltd., Sr. Unsec. Notes 4.375%, 04/30/18	USD	2,015,000

47,000,000	RusHydro Finance, Ltd., Sec. Notes 7.875%, 10/28/15	RUB	1,360,879

5,000,000	Russian Agricultural Bank OJSC Via RSHB Capital SA, Sub. Notes 8.500%, 10/16/23(c)	USD	5,237,500

3,800,000	Sberbank of Russia Via SB Capital SA, Sub. Notes 5.125%, 10/29/22(b)(d)	USD	3,619,500

4,700,000	Sibur Securities, Ltd., Sr. Unsec. Notes 3.914%, 01/31/18(b)	USD	4,547,250

			37,250,096

Saudi Arabia: 1.40%

5,650,000	Saudi Electricity Global Sukuk Co. 2, Unsec. Notes 5.060%, 04/08/43(c)(d)	USD	5,529,938

Serbia: 1.30%

3,450,000	Adria Bidco BV, Sec. Notes 7.875%, 11/15/20(c)	EUR	5,149,254

Principal Amount		Currency	Value (Note 2)

South Korea: 4.89%

3,850,000	Doosan Infracore Co., Ltd., Sr. Unsec. Notes 3.250%, 10/05/42(d)(e)	USD	$3,848,406

1,500,000	Korea East-West Power Co., Ltd., Sr. Unsec. Notes 2.500%, 07/16/17(c)(d)	USD	1,533,980

5,000,000	Korea Exchange Bank, Sr. Unsec. Notes 2.500%, 06/12/19(c)	USD	4,977,245

4,000,000	Korea Finance Corp., Sr. Unsec. Notes 2.250%, 08/07/17	USD	4,072,124

1,800,000	Korea Gas Corp., Sr. Unsec. Notes 3.875%, 02/12/24(c)	USD	1,893,965

2,000,000	Korea Resources Corp., Sr. Unsec. Notes 2.125%, 05/02/18(c)	USD	2,002,680

1,000,000	SK Telecom Co., Ltd., Sr. Unsec. Notes 2.125%, 05/01/18(c)(d)	USD	1,003,170

			19,331,570

Supranational: 1.20%

4,600,000	Eurasian Development Bank, Sr. Unsec. Notes 5.000%, 09/26/20(c)(d)	USD	4,751,800

Turkey: 1.42%

3,000,000	KOC Holding AS, Sr. Unsec. Notes 3.500%, 04/24/20(b)(d)	USD	2,876,850

2,800,000	Turk Telekomunikasyon AS, Sr. Unsec. Notes 4.875%, 06/19/24(c)	USD	2,723,280

			5,600,130

Ukraine: 1.56%

1,000,000	DTEK Finance Plc, Sr. Unsec. Notes 7.875%, 04/04/18(b)	USD	842,700

1,950,000	Metinvest BV, Sr. Unsec. Notes 8.750%, 02/14/18(b)	USD	1,725,750

2,000,000	MHP SA, Sr. Unsec. Notes 8.250%, 04/02/20(b)	USD	1,860,400

2,000,000	Ukraine Railways via Shortline Plc, Sr. Unsec. Notes 9.500%, 05/21/18(b)	USD	1,755,000

			6,183,850

June 30, 2014	34	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

United Arab Emirates: 3.24%

3,148,000	Dolphin Energy, Ltd., Sec. Notes 5.500%, 12/15/21(c)(d)	USD	$3,584,785

4,737,712	Doric Nimrod Air, First Lien Notes 5.125%, 11/30/24(c)	USD	5,089,080

3,800,000	Millennium Offshore Services Superholdings Llc, Sec. Notes 9.500%, 02/15/18(c)(d)	USD	4,132,500

			12,806,365

United States: 1.10%

4,054,167	Continental Airlines 1997-4 Class A Pass Through Trust, Series 974A 6.900%, 07/02/19	USD	4,358,230

Venezuela: 0.84%

2,800,000	Petroleos de Venezuela SA, Sr. Unsec. Notes, Series 2014 4.900%, 10/28/14	USD	2,801,120

2,507,500	Sidetur Finance BV, Sr. Unsec. Notes 10.000%, 04/20/16(b)(j)	USD	526,575

			3,327,695

	Total Corporate Bonds (Cost $358,848,106)		365,690,709

Par Value

Short-Term Securities: 1.28%
835,000,000	Nigeria OMO Treasury Bill, Discount Notes 10.950%, due 08/14/2014	NGN	5,055,086

	Total Short-Term Securities (Cost $5,120,496)		5,055,086

	Total Investments: 107.25% (Cost $420,355,808)		424,269,181

	Net Other Assets and Liabilities: (7.25)%		(28,671,774	)(k)

	Net Assets: 100.00%		$395,597,407

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $90,663,102, representing 22.92% of net assets.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $236,308,845, representing 59.73% of net assets.

(d) Security, or portion of security, is being held as collateral for the line(s) of credit. At period end, the aggregate market value of those securities was $149,630,880, representing 37.82% of net assets.

(e) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at June 30, 2014.

(f) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(g) Principal amount represents units issued in a debt restructuring that are expected to be converted into bonds at a later date.

(h) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(i) Represents a step-up bond. Rate disclosed is as of June 30, 2014.

(j) Security in default on interest payments.

(k) Includes cash which is being held as collateral for futures contracts and forward currency contracts.

See Notes to Financial Statements	35	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward EM Corporate Debt Fund

Futures Contracts

Description	Position	Contracts	Expiration Date	Currency	Value	Unrealized Loss
U.S. 2 Yr. Note Future	Short	(250)	10/01/2014	USD	$(54,898,450)	$(94,207)
U.S. 5 Yr. Note Future	Short	(100)	10/01/2014	USD	(11,946,090)	(83,777)
Total Futures Contracts					$(76,857,830)	$(177,984)

Forward Currency Contracts

Open Forward Currency Contracts with Unrealized Losses	Purchase/Sale Contract	Contracts to Deliver/Receive	Expiration Date	Settlement Value	Current Value	Unrealized Loss
Malaysian Ringgit	Sale	22,575,000	08/01/14	$(6,818,182)	$(7,012,234)	$(194,052)
Total Forward Currency Contracts with Unrealized Losses						$(194,052)

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
03/04/13-07/02/13	Special Port Vehicle Sdn Bhd, Asset Backed Bonds, Series 8 5.300%, 07/30/14(h)	$7,030,878	$6,813,765	1.72%

Investment Abbreviations:

Gtd. — Guaranteed

Jr. — Junior

Sec. — Secured

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

Currency Abbreviations:

EUR — Euro

MXN — Mexican Peso

MYR — Malaysian Ringgit

NGN — Nigerian Naira

RUB — Russian Ruble

USD — U.S. Dollar

June 30, 2014	36	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward Emerging Markets Fund

Shares		Value (Note 2)

Common Stocks: 79.69%
Brazil: 3.81%

50,600	BM&F Bovespa SA	$266,340

29,000	Mills Estruturas e Servicos de Engenharia SA	343,616

		609,956

Cambodia: 1.24%

226,000	NagaCorp, Ltd.	199,161

Chile: 2.17%

1,060,000	CFR Pharmaceuticals SA	347,893

China: 1.93%

354,000	China Machinery Engineering Corp., Class H	209,192

350,000	Petro-King Oilfield Services, Ltd.	100,704

		309,896

Cyprus: 1.59%

22,200	Globaltrans Investment Plc, Sponsored GDR(a)	254,190

Egypt: 1.33%

9,466	Arabian Cement Co.(c)	14,550

9,460	Eastern Tobacco(c)	198,486

		213,036

Greece: 0.49%

7,500	Plaisio Computers SA	78,256

Hong Kong: 3.89%

113,000	China Gas Holdings, Ltd.	234,445

6,700	Guangdong Investment, Ltd., Unsponsored ADR	388,064

		622,509

Indonesia: 8.27%

520,000	PT AKR Corporindo Tbk	189,928

1,545,240	PT Astra Graphia Tbk	293,276

2,442,900	PT Bank Tabungan Negara Persero Tbk	214,308

77,500	PT Enseval Putera Megatrading Tbk	22,717

2,150,000	PT Kalbe Farma Tbk	301,054

1,299,500	PT Media Nusantara Citra Tbk	302,541

		1,323,824

Italy: 2.71%

19,400	Danieli & C. Officine Meccaniche SpA	434,860

Shares		Value (Note 2)

Malaysia: 5.79%

76,600	Bursa Malaysia Bhd	$185,119

115,000	Globetronics Technology Bhd	151,495

111,850	JobStreet Corp. Bhd	83,252

578,621	Oldtown Bhd	396,439

150,000	Power Root Bhd	111,647

		927,952

Mexico: 1.49%

123,399	Compartamos SAB de CV	238,361

Nigeria: 1.24%

1,117,900	Guaranty Trust Bank Plc	198,608

Peru: 2.37%

56,000	Alicorp SA	164,488

6,570	Intercorp Financial Services, Inc.(a)	215,036

		379,524

Philippines: 6.99%

1,500,000	D&L Industries, Inc.	339,175

796,000	First Gen Corp.	395,721

230,000	Robinsons Retail Holdings, Inc.(b)	384,387

		1,119,283

Russia: 2.23%

80,000	Aeroflot-Russian Airlines OJSC(b)	132,874

93,700	Hydraulic Machines and Systems Group Plc, GDR(a)	154,605

3,500	MMC Norilsk Nickel JSC, ADR	69,685

		357,164

Singapore: 5.85%

24,500	China Yuchai International, Ltd.	519,890

193,000	OSIM International, Ltd.	416,369

		936,259

South Korea: 0.93%

8,009	Samjin Pharmaceutical Co., Ltd.	148,813

Sri Lanka: 4.39%

288,111	Commercial Bank of Ceylon Plc, Non-Voting Depository Receipt	233,009

1,000,000	Expolanka Holdings Plc	76,731

See Notes to Financial Statements	37	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward Emerging Markets Fund

Shares		Value (Note 2)

Sri Lanka (continued): 4.39%

190,924	Hatton National Bank Plc, Non-Voting Depository Receipt	$186,053

1,791,963	Piramal Glass Ceylon Plc	53,625

1,050,002	Textured Jersey Lanka, Ltd.	153,079

		702,497

Taiwan: 6.95%

366,900	Formosan Rubber Group, Inc.	347,755

136,700	Kinik Co.	377,713

1,584	Mega Financial Holding Co., Ltd.	1,318

192,000	Wah Lee Industrial Corp.	387,113

		1,113,899

Thailand: 5.01%

150,000	Bangkok Aviation Fuel SE	167,540

1,990,200	Jasmine International Pcl	508,971

237,000	RS Pcl	60,245

199,800	Thai Tap Water Supply Pcl	66,487

		803,243

Turkey: 3.09%

37,221	Albaraka Turk Katilim Bankasi AS	31,272

122,070	Anadolu Hayat Emeklilik AS	274,840

16,500	Koza Altin Isletmeleri AS	188,474

		494,586

Ukraine: 0.89%

9,500	MHP SA, GDR(a)	142,500

Shares		Value (Note 2)

United Kingdom: 5.04%

9,300	Bank of Georgia Holdings Plc	$374,024

55,000	ITE Group Plc	222,986

41,100	Stock Spirits Group Plc(b)	210,135

		807,145

	Total Common Stocks (Cost $11,343,764)	12,763,415

Preferred Stocks: 1.25%
Colombia: 1.25%

12,404	Banco Davivienda SA	200,314

	Total Preferred Stocks (Cost $192,892)	200,314

	Total Investments: 80.94% (Cost $11,536,656)	12,963,729

	Net Other Assets and Liabilities: 19.06%	3,052,401

	Net Assets: 100.00%	$16,016,130

Percentages are stated as a percent of net assets.

(a) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $766,331, representing 4.78% of net assets.

(b) Non-income producing security.

(c) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees are as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
05/14/14	Arabian Cement Co.(c)	$12,039	$14,550	0.09%
10/04/12 – 05/09/13	Eastern Tobacco(c)	135,136	198,486	1.24%
		$147,175	$213,036	1.33%

Investment Abbreviations:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

June 30, 2014	38	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward Endurance Long/Short Fund

Shares		Value (Note 2)

Common Stocks: 80.21%
Consumer Discretionary: 5.86%

50	Amazon.com, Inc.(a)	$16,239

500	Garmin, Ltd.	30,450

1,500	Walt Disney Co.	128,610

		175,299

Energy: 2.37%

1,000	Halliburton Co.	71,010

Financials: 5.63%

800	Visa, Inc., Class A	168,568

Information Technology: 65.77%(b)

1,400	Apple, Inc.	130,102

7,000	Applied Materials, Inc.	157,850

650	Avnet, Inc.	28,801

2,000	Cadence Design Systems, Inc.(a)	34,980

1,100	Equinix, Inc.(a)	231,099

300	Google, Inc., Class A(a)	175,401

300	Google, Inc., Class C(a)	172,584

1,500	Intel Corp.	46,350

4,200	Microsoft Corp.	175,140

500	NXP Semiconductors NV(a)	33,090

7,000	ON Semiconductor Corp.(a)	63,980

2,000	Palo Alto Networks, Inc.(a)	167,700

1,400	Proofpoint, Inc.(a)	52,444

2,000	QUALCOMM, Inc.	158,400

1,000	Seagate Technology Plc	56,820

400	Splunk, Inc.(a)	22,132

4,000	Texas Instruments, Inc.	191,160

2,000	Yahoo!, Inc.(a)	70,260

		1,968,293

Materials: 0.58%

5,000	Hecla Mining Co.	17,250

	Total Common Stocks (Cost $2,155,036)	2,400,420

Shares		Value (Note 2)

Exchange-Traded Funds: 1.01%

1,500	Direxion Daily Semiconductors Bear 3x Shares(a)	$30,120

	Total Exchange-Traded Funds (Cost $31,711)	30,120

	Total Investments: 81.22% (Cost $2,186,747)	2,430,540

	Net Other Assets and Liabilities: 18.78%	561,985

	Net Assets: 100.00%	$2,992,525

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) When sector categorization is categorized by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

See Notes to Financial Statements	39	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward Global Dividend Fund

Shares		Value (Note 2)

Common Stocks: 94.37%
Australia: 0.51%

95,000	NRW Holdings, Ltd.	$82,414

China: 0.93%

258,000	China Machinery Engineering Corp., Class H	152,462

France: 5.86%

4,900	Danone SA	363,927

1,300	LVMH Moet Hennessy Louis Vuitton SA	250,637

2,700	Orpea	189,403

4,400	SCOR SE	151,346

		955,313

Germany: 4.04%

2,600	Bayer AG, Sponsored ADR	367,302

16,200	RIB Software AG	291,702

		659,004

Hong Kong: 2.91%

492,000	Future Bright Holdings, Ltd.	234,878

208,000	Guangdong Investment, Ltd.	239,926

		474,804

Indonesia: 2.58%

1,094,683	PT Astra Graphia Tbk	207,764

912,000	PT Media Nusantara Citra Tbk	212,326

		420,090

Italy: 3.29%

18,100	Danieli & C. Officine Meccaniche SpA	405,719

44,971	Hera SpA	128,084

		533,803

Japan: 10.65%

22,900	Accordia Golf Co., Ltd.	303,811

30,000	Astellas Pharma, Inc.	394,157

11,000	Fujitec Co., Ltd.	116,401

17,500	Kuraray Co., Ltd.	221,805

5,000	Santen Pharmaceutical Co., Ltd.	281,329

37,500	VT Holdings Co., Ltd.	214,328

7,500	Zenkoku Hosho Co., Ltd.	204,037

		1,735,868

Shares		Value (Note 2)

Malaysia: 0.79%

187,500	Oldtown Bhd	$128,465

Netherlands: 0.74%

3,500	Arcadis NV	120,629

Norway: 2.68%

10,608	Gjensidige Forsikring ASA	190,236

18,000	Marine Harvest ASA	245,767

		436,003

Pakistan: 1.57%

6,000	Suncor Energy, Inc.	255,846

Peru: 1.43%

1,500	Credicorp, Ltd.	233,205

Philippines: 2.20%

350,000	First Gen Corp.	173,997

110,000	Robinsons Retail Holdings, Inc.(a)	183,837

		357,834

Singapore: 2.35%

7,000	China Yuchai International, Ltd.	148,540

109,000	OSIM International, Ltd.	235,151

		383,691

Sweden: 5.32%

7,500	Investor AB, Class B	281,409

28,000	Nordea Bank AB	395,178

26,000	TeliaSonera AB	189,935

		866,522

Switzerland: 8.84%

4,200	Novartis AG, ADR	380,226

600	Partners Group Holding AG	164,005

13,200	Roche Holdings, Ltd., Sponsored ADR	492,359

5,400	Syngenta AG, ADR	403,921

		1,440,511

Taiwan: 2.07%

70,000	Kinik Co.	193,416

71,000	Wah Lee Industrial Corp.	143,151

		336,567

June 30, 2014	40	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward Global Dividend Fund

Shares		Value (Note 2)

Thailand: 3.85%

2,450,000	Jasmine International Pcl	$626,560

Turkey: 0.94%

13,400	Koza Altin Isletmeleri AS	153,063

United Kingdom: 5.38%

18,000	Dunelm Group Plc	257,223

2,500	HSBC Holdings Plc, Sponsored ADR	127,000

57,900	Stock Spirits Group Plc(a)	296,030

1,800	WPP Group Plc, Sponsored ADR	196,182

		876,435

United States: 25.44%

1,900	3M Co.	272,156

1,085	AvalonBay Communities, Inc.	154,276

6,230	BankUnited, Inc.	208,580

1,135	BlackRock, Inc.	362,746

3,470	Cardinal Health, Inc.	237,903

2,400	CME Group, Inc., Class A	170,280

6,300	Comcast Corp., Class A	338,184

4,130	ConocoPhillips Corp.	354,064

6,030	JPMorgan Chase & Co.	347,449

5,700	KLA-Tencor Corp.	414,047

2,947	McDonald’s Corp.	296,881

9,680	Pfizer, Inc.	287,302

5,000	Qualcomm, Inc.	396,000

17,690	Silvercrest Asset Management Group, Inc., Class A	304,446

		4,144,314

	Total Common Stocks (Cost $12,639,111)	15,373,403

Limited Partnerships: 1.42%
United States: 1.42%

9,500	KKR & Co., LP	231,135

	Total Limited Partnerships (Cost $211,188)	231,135

Principal Amount		Value (Note 2)

Collateralized Mortgage Obligations: 0.74%
United States: 0.74%

$627,267	FHLMC, REMICS 3.000%, 06/15/27(b)	$76,467

225,820	FNMA, REMICS 3.500%, 11/25/20(b)	15,988

113,946	4.000%, 09/25/20(b)	7,879

257,122	4.000%, 10/25/20(b)	20,827

		121,161

	Total Collateralized Mortgage Obligations (Cost $156,999)	121,161

	Total Investments: 96.53% (Cost $13,007,298)	15,725,699

	Net Other Assets and Liabilities: 3.47%	565,450
	Net Assets: 100.00%	$16,291,149

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Interest only security.

Investment Abbreviations:

ADR — American Depositary Receipt

FHLMC — Federal Home Loan Mortgage Corp.

FNMA — Federal National Mortgage Association

REMICS — Real Estate Mortgage Investment Conduits

See Notes to Financial Statements	41	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward International Dividend Fund

Shares		Value (Note 2)

Common Stocks: 88.59%
Australia: 0.40%

1,500,000	NRW Holdings, Ltd.	$1,301,273

Brazil: 1.36%

600,400	BM&F Bovespa SA	3,160,286

107,400	Mills Estruturas e Servicos de Engenharia SA	1,272,565

		4,432,851

Canada: 4.26%

58,200	Bank of Nova Scotia(a)	3,876,120

100,000	Dundee Industrial REIT	911,860

212,600	Suncor Energy, Inc.	9,065,461

		13,853,441

China: 1.59%

3,758,000	China Machinery Engineering Corp., Class H	2,220,742

3,100,000	China Petroleum & Chemical Corp., Class H	2,955,848

		5,176,590

Curacao: 0.75%

16,000	HAL Trust	2,437,355

Egypt: 0.81%

125,100	Eastern Tobacco(d)	2,624,807

France: 5.55%

61,700	Danone SA(a)	4,582,511

15,500	LVMH Moet Hennessy Louis Vuitton SA(a)	2,988,361

526,100	Natixis	3,372,861

56,882	Orpea(a)	3,990,230

90,200	SCOR SE	3,102,593

		18,036,556

Germany: 4.50%

41,000	Bayer AG, Sponsored ADR(a)	5,792,070

181,000	Flatex Holding AG(b)	1,635,766

274,398	RIB Software AG	4,940,892

62,300	Software AG	2,249,130

		14,617,858

Hong Kong: 4.51%

1,223,050	BOC Hong Kong Holdings, Ltd.(a)	3,542,717

74,445,500	CSI Properties, Ltd.(a)	2,689,505

Shares		Value (Note 2)

7,342,000	Future Bright Holdings, Ltd.	$3,505,032

4,276,000	Guangdong Investment, Ltd.(a)	4,932,318

		14,669,572

Indonesia: 3.50%

13,466,707	PT Astra Graphia Tbk	2,555,891

4,755,650	PT Bank Mandiri Persero Tbk	3,901,198

15,281,505	PT Kalbe Farma Tbk	2,139,797

11,877,500	PT Media Nusantara Citra Tbk	2,765,238

		11,362,124

Italy: 4.80%

428,637	Danieli & Co. Officine Meccaniche SpA	9,608,089

143,600	GTECH SpA	3,509,873

865,949	Hera SpA	2,466,348

		15,584,310

Japan: 9.60%

195,000	Accordia Golf Co., Ltd.(a)	2,587,039

332,800	Astellas Pharma, Inc.	4,372,507

880,400	Dynam Japan Holdings Co., Ltd.(a)	2,629,704

253,400	Fujitec Co., Ltd.	2,681,455

45,100	Japan Tobacco, Inc.(a)	1,644,088

267,800	Kuraray Co., Ltd.(a)	3,394,257

45,100	Santen Pharmaceutical Co., Ltd.(a)	2,537,585

903,500	VT Holdings Co., Ltd.(a)	5,163,876

228,100	Zenkoku Hosho Co., Ltd.	6,205,455

		31,215,966

Macau: 0.65%

607,200	MGM China Holdings, Ltd.	2,107,463

Malaysia: 0.57%

2,684,300	Oldtown Bhd	1,839,134

Mexico: 0.37%

12,900	Fomento Economico Mexicano SAB de CV, Sponsored ADR(a)	1,208,085

Netherlands: 2.46%

88,000	Arcadis NV	3,032,945

107,000	Ziggo NV(a)	4,947,816

		7,980,761

June 30, 2014	42	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward International Dividend Fund

Shares		Value (Note 2)

Norway: 1.90%

152,499	Gjensidige Forsikring ASA	$2,734,806

251,100	Marine Harvest ASA	3,428,454

		6,163,260

Pakistan: 0.10%

22,100	HUB Power Co., Ltd., Sponsored GDR(c)(d)	330,285

Peru: 1.44%

30,050	Credicorp, Ltd.(a)	4,671,874

Philippines: 2.71%

10,468,600	First Gen Corp.	5,204,321

2,147,400	Robinsons Retail Holdings, Inc.(b)	3,588,839

		8,793,160

Russia: 2.02%

850,000	Aeroflot — Russian Airlines OJSC(b)	1,411,788

334,783	Hydraulic Machines and Systems Group Plc, GDR(c)	552,392

52,735	LUKOIL OAO, Sponsored ADR(a)	3,154,608

73,000	MMC Norilsk Nickel OJSC, ADR	1,453,430

		6,572,218

Singapore: 2.86%

153,500	China Yuchai International, Ltd.(a)	3,257,270

2,790,100	OSIM International, Ltd.(a)	6,019,223

		9,276,493

Spain: 1.46%

453,913	Banco Santander SA, Sponsored ADR	4,729,773

Sri Lanka: 1.10%

1,916,549	Commercial Bank of Ceylon Plc, Non-Voting Depository Receipt	1,550,004

1,541,944	Hatton National Bank Plc, Non-Voting Depository Receipt	1,502,604

17,918,874	Piramal Glass Ceylon Plc	536,226

		3,588,834

Sweden: 5.09%

179,500	Investor AB, Class B	6,735,062

404,800	Nordea Bank AB	5,713,141

558,000	TeliaSonera AB	4,076,297

		16,524,500

Shares		Value (Note 2)

Switzerland: 6.61%

44,230	Novartis AG, ADR(a)	$4,004,142

13,700	Partners Group Holding AG	3,744,790

155,500	Roche Holdings, Ltd., Sponsored ADR(a)	5,800,150

105,950	Syngenta AG, ADR(a)	7,925,060

		21,474,142

Taiwan: 1.91%

1,067,300	Kinik Co.	2,949,034

1,610,600	Wah Lee Industrial Corp.	3,247,308

		6,196,342

Thailand: 4.24%

48,305,325	Jasmine International Pcl	12,353,542

4,300,000	Thai Tap Water Supply Pcl	1,430,904

		13,784,446

Turkey: 1.47%

1,284,471	Anadolu Hayat Emeklilik AS	2,891,970

164,700	Koza Altin Isletmeleri AS	1,881,308

		4,773,278

Ukraine: 0.45%

96,600	MHP SA, GDR(c)	1,449,000

United Kingdom: 6.81%

192,800	Barclays Plc, Sponsored ADR	2,816,808

171,800	Dunelm Group Plc	2,455,042

75,300	HSBC Holdings Plc, Sponsored ADR	3,825,240

644,200	ITE Group Plc	2,611,771

751,600	Stock Spirits Group Plc(b)	3,842,766

40,497	WPP Group Plc, Sponsored ADR(a)	4,413,768

100,000	WPP Plc	2,180,312

		22,145,707

United States: 0.00%(e)

1	Essex Property Trust, Inc.	122

Vietnam: 2.74%

681,750	FPT Corp.	1,489,430

2,137,500	Military Commercial Joint Stock Bank	1,382,911

700,000	PetroVietnam Gas JSC	3,675,575

412,700	Vietnam Dairy Products JSC	2,360,497

		8,908,413

	Total Common Stocks (Cost $249,149,746)	287,829,993

See Notes to Financial Statements	43	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward International Dividend Fund

Shares		Value (Note 2)

Loan Participation Notes: 1.54%
Bangladesh: 0.41%

346,800	Grameenphone, Ltd. (Loan Participation Notes issued by Deutsche Bank AG, London), expiring 07/08/21	$1,342,062

India: 1.13%

95,000	Bajaj Auto, Ltd., (Loan Participation Notes issued by Macquarie Bank, Ltd.), expiring 11/07/14	3,658,476

	Total Loan Participation Notes (Cost $4,408,630)	5,000,538

Preferred Stocks: 3.10%
Brazil: 0.04%

22,285	Braskem SA Series A	142,414

Germany: 1.22%

121,804	Sixt SE	3,978,686

South Korea: 0.94%

2,900	Samsung Electronic Co, Ltd.	3,038,150

United States: 0.90%

115,018	NorthStar Realty Finance Corp. Series E, 8.750%	2,915,706

	Total Preferred Stocks (Cost $9,792,312)	10,074,956

Principal Amount

Collateralized Mortgage Obligations: 1.36%
United States: 1.36%

$8,095,257	FHLMC, REMICS 2.500%, 04/15/28(f)	813,767

2,652,086	3.000%, 06/15/26(f)	269,561

2,175,831	3.000%, 06/15/27(f)	265,247

1,315,003	3.000%, 09/15/31(f)	182,700

1,455,157	3.500%, 04/15/30(f)	129,369

439,188	4.000%, 07/15/23(f)	14,001

1,360,067	4.000%, 12/15/23(f)	95,144

5,051,544	4.000%, 04/15/36(f)	501,325

384,260	5.000%, 02/15/24(f)	32,253

527,082	7.048%, 09/15/26(f)(g)	85,298

2,621,895	FHLMC, STRIP 6.500%, 02/01/28(f)	578,643

Principal Amount		Value (Note 2)

$4,136,814	FNMA, REMICS 3.000%, 06/25/27(f)	$488,314

347,628	3.000%, 09/25/27(f)	44,366

620,741	4.500%, 12/25/20(f)	41,409

2,538,661	6.328%, 04/25/42(f)(g)	453,979

490,580	6.528%, 07/25/41(f)(g)	74,757

634,380	7.648%, 04/25/32(f)(g)	136,392

980,895	GNMA, REMICS 6.448%, 09/16/33(f)(g)	197,879

		4,404,404

	Total Collateralized Mortgage Obligations (Cost $5,515,899)	4,404,404

Corporate Bonds: 1.79%
Canada: 0.34%

1,000,000	Air Canada, First Lien Notes 6.750%, 10/01/19(h)	1,088,750

United States: 1.45%

1,500,000	Arch Coal, Inc., Sr. Unsec. Notes 7.250%, 10/01/20	1,128,750

750,000	Claire’s Stores, Inc., Second Lien Notes 8.875%, 03/15/19	656,250

1,000,000	Hecla Mining Co., Sr. Unsec. Notes 6.875%, 05/01/21	995,000

1,000,000	JC Penney Corp., Inc., Sr. Unsec. Notes 7.400%, 04/01/37	875,088

1,000,000	NRG REMA Llc, Series C, Sec. Notes 9.681%, 07/02/26	1,087,500

		4,742,588

	Total Corporate Bonds (Cost $5,497,867)	5,831,338

	Total Investments: 96.38% (Cost $274,364,454)	313,141,229

	Net Other Assets and Liabilities: 3.62%	11,778,502	(i)

	Net Assets: 100.00%	$324,919,731

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for the line(s) of credit. At period end, the aggregate market value of those securities was $62,562,276, representing 19.25% of net assets.

June 30, 2014	44	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward International Dividend Fund

(b) Non-income producing security.

(c) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $2,331,677, representing 0.72% of net assets.

(d) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(e) Amount represents less than 0.01%.

(f) Interest only security.

(g) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at June 30, 2014.

(h) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $1,088,750, representing 0.34% of net assets.

(i) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
E-mini MSCI EAFE® Futures	Long	35	09/22/14	$3,445,575	$2,630
Total Futures Contracts				$3,445,575	$2,630

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees are as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
10/17/12 – 05/22/14	Eastern Tobacco(d)	$1,933,047	$2,624,807	0.81%
01/18/11 – 02/15/12	HUB Power Co., Ltd., Sponsored GDR(c)(d)	230,505	330,285	0.10%
		$2,163,552	$2,955,092	0.91%

Investment Abbreviations:

ADR — American Depositary Receipt

EAFE — Europe, Australasia, Far East

FHLMC — Federal Home Loan Mortgage Corp.

FNMA — Federal National Mortgage Association

GDR — Global Depositary Receipt

GNMA — Government National Mortgage Association

See Notes to Financial Statements	45	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward International Dividend Fund

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

REMICS — Real Estate Mortgage Investment Conduits

Sec. — Secured

Sr. — Senior

STRIP — Separate Trading of Registered Interest and Principal of Securities

Unsec. — Unsecured

June 30, 2014	46	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward International Small Companies Fund

Shares		Value (Note 2)

Common Stocks: 92.63%
Australia: 4.19%

183,829	ALS, Ltd.	$1,535,808

241,435	carsales.com, Ltd.	2,410,935

191,346	OzForex Group, Ltd.	476,335

219,980	SAI Global, Ltd.	1,059,970

205,596	Super Retail Group, Ltd.	1,640,115

232,964	Virtus Health, Ltd.	1,792,538

		8,915,701

Belgium: 0.77%

64,668	bpost SA	1,633,746

China: 0.55%

2,389,000	Goodbaby International Holdings, Ltd.	1,177,485

Denmark: 2.89%

52,668	D/S Norden AS	1,767,256

44,895	FLSmidth & Co., AS	2,508,252

54,725	SimCorp AS	1,884,522

		6,160,030

Finland: 2.20%

48,562	Cargotec Oyj, Class B	1,851,248

237,720	Valmet OYJ	2,844,958

		4,696,206

France: 7.15%

235,490	Altran Technologies SA	2,515,483

147,915	GameLoft SE(a)	1,365,120

19,927	Ingenico SA	1,734,028

22,976	Neopost SA	1,720,919

113,511	Societe Television Francaise 1	1,859,728

49,373	Teleperformance SA	3,025,727

163,803	UBISOFT Entertainment(a)	3,016,775

		15,237,780

Germany: 9.94%

49,309	Aareal Bank AG	2,272,684

157,740	Aixtron SE(a)	2,283,050

116,300	Dialog Semiconductor Plc(a)	4,032,997

27,011	Gerresheimer AG	1,863,363

Shares		Value (Note 2)

20,032	MorphoSys AG(a)	$1,878,943

26,814	MTU Aero Engines AG	2,466,976

18,840	Pfeiffer Vacuum Technology AG	2,077,482

154,736	TUI AG	2,606,125

19,948	Vossloh AG	1,695,976

		21,177,596

Hong Kong: 2.07%

438,900	Samsonite International SA	1,446,879

558,000	Techtronic Industries Co., Ltd.	1,789,108

2,014,000	Xinyi Glass Holdings, Ltd.	1,182,352

		4,418,339

Ireland: 0.68%

62,968	Smurfit Kappa Group Plc	1,440,340

Italy: 2.84%

97,482	Banco Popolare SC(a)	1,605,790

239,526	Credito Emiliano SpA	2,141,729

105,284	Safilo Group SpA(a)	2,297,997

		6,045,516

Japan: 26.27%

493,000	77 Bank, Ltd.	2,598,707

41,800	Ain Pharmaciez, Inc.	2,015,626

57,400	CyberAgent, Inc.	2,323,084

233,000	Dainippon Screen Manufacturing Co., Ltd.	1,087,893

72,959	Daiseki Co., Ltd.	1,307,148

20,400	Disco Corp.	1,369,330

31,400	Don Quijote Co., Ltd.	1,751,246

67,000	Dowa Holdings Co., Ltd.	632,269

83,900	Glory, Ltd.	2,733,034

75,600	Goldcrest Co., Ltd.	1,660,431

110,700	Hitachi Capital Corp.	3,096,824

46,207	Hoshizaki Electric Co., Ltd.	2,303,394

45,600	Itochu Techno-Solutions Corp.	1,982,804

2,793	Japan Hotel REIT Investment Corp.	1,469,492

39,500	Japan Petroleum Exploration Co., Ltd.	1,647,377

107,988	JSR Corp.	1,852,654

See Notes to Financial Statements	47	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward International Small Companies Fund

Shares		Value (Note 2)

Japan (continued): 26.27%

162,300	JTEKT Corp.	$2,734,772

67,300	Kanamoto Co., Ltd.	2,680,574

40,100	Miraca Holdings, Inc.	1,943,547

57,500	Musashi Seimitsu Industry Co., Ltd.	1,442,254

107,900	Nabtesco Corp.	2,385,825

649	Nippon Prologis REIT, Inc.	1,513,191

60,700	Pola Orbis Holdings, Inc.	2,450,649

101,300	Sapporo Holdings, Ltd.	407,980

50,100	Sundrug Co., Ltd.	2,230,403

60,300	TDK Corp.	2,827,353

310,600	Tokyo Steel Manufacturing Co., Ltd.	1,621,908

227,400	Tokyo Tatemono Co., Ltd.	2,103,290

142,100	Yokogawa Electric Corp.	1,796,852

		55,969,911

Netherlands: 1.43%

29,638	Nutreco NV	1,309,827

50,959	TKH Group NV	1,737,825

		3,047,652

New Zealand: 1.38%

656,676	Telecom Corp. of New Zealand, Ltd.	1,540,872

458,697	Trade Me Group, Ltd.	1,397,609

		2,938,481

Norway: 0.84%

55,863	TGS NOPEC Geophysical Co., ASA	1,785,948

Portugal: 0.72%

234,121	Zon Optimus SGPS SA	1,538,793

Singapore: 1.59%

951,000	ComfortDelGro Corp., Ltd.	1,906,729

1,024,000	Suntec REIT	1,486,438

		3,393,167

Spain: 1.92%

184,305	Gamesa Corporation Tecnologica SA(a)	2,301,352

124,986	Jazztel Plc(a)	1,779,891

		4,081,243

Shares		Value (Note 2)

Sweden: 1.76%

54,962	Modern Times Group AB, Class B	$2,362,489

149,173	SSAB AB, Class A(a)	1,387,567

		3,750,056

Switzerland: 1.72%

37,268	BKW AG	1,374,226

5,916	Kuoni Reisen Holding AG, Class B	2,288,214

		3,662,440

United Kingdom: 21.72%

57,499	Aveva Group Plc	2,005,459

413,462	Barratt Developments Plc	2,644,283

405,931	BBA Aviation Plc	2,146,644

600,512	Card Factory Plc(a)	2,117,084

122,857	Daily Mail & General Trust Plc NV, Class A	1,749,333

45,461	Derwent London REIT Plc	2,084,303

106,884	Domino Printing Sciences Plc	1,097,522

700,029	EnQuest Plc(a)	1,691,609

300,051	Foxtons Group Plc	1,542,054

269,120	Halfords Group Plc	2,177,573

383,674	Henderson Group Plc	1,582,445

139,913	Hunting Plc	2,054,445

228,188	IG Group Holdings Plc	2,294,299

322,547	Informa Plc	2,644,099

232,899	International Personal Finance Plc	2,341,665

511,033	Melrose Plc	2,275,650

402,975	Mitchells & Butlers Plc(a)	2,687,558

754,772	Moneysupermarket.com Group Plc	2,432,290

357,416	Polypipe Group Plc(a)	1,529,196

570,471	Premier Farnell Plc	1,988,721

221,554	Premier Oil Plc	1,266,034

413,968	RPS Group Plc	1,969,522

35,942	Spirax-Sarco Engineering Plc	1,681,091

20,517	St. James’s Place Capital Plc	267,558

		46,270,437

	Total Common Stocks (Cost $149,240,747)	197,340,867

June 30, 2014	48	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward International Small Companies Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 3.06%
United States: 3.06%

123,194	iShares® MSCI EAFE Small Cap Index Fund	$6,519,426

	Total Exchange-Traded Funds (Cost $6,139,734)	6,519,426

Preferred Stocks: 1.62%
Germany: 0.90%

17,856	Draegerwerk AG & Co. KGAA	1,919,587

Italy: 0.72%

296,228	Unipol Gruppo Finanziario SpA	1,534,886

	Total Preferred Stocks (Cost $3,802,570)	3,454,473

	Total Investments: 97.31% (Cost $159,183,051)	207,314,766

	Net Other Assets and Liabilities: 2.69%	5,732,355

	Net Assets: 100.00%	$213,047,121

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

EAFE — Europe, Australasia, Far East

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

See Notes to Financial Statements	49	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward Select EM Dividend Fund

Shares		Value (Note 2)

Common Stocks: 80.14%
Brazil: 7.49%

353,575	AMBEV SA, ADR(a)	$2,489,168

642,700	BM&F Bovespa SA	3,382,937

160,700	Mills Estruturas e Servicos de Engenharia SA	1,904,108

218,500	Vale SA, Sponsored ADR	2,890,754

		10,666,967

Cambodia: 0.65%

1,050,000	NagaCorp, Ltd.	925,307

Chile: 0.92%

4,003,500	CFR Pharmaceuticals SA	1,313,952

China: 6.91%

4,418,000	Agricultural Bank of China, Ltd., Class H	1,949,520

4,328,000	China Machinery Engineering Corp., Class H(a)	2,557,576

4,610,000	China Petroleum & Chemical Corp., Class H	4,395,631

3,250,000	Petro-King Oilfield Services, Ltd.	935,113

		9,837,840

Egypt: 0.70%

47,329	Arabian Cement Co.(c)	72,747

44,337	Eastern Tobacco(c)	930,265

		1,003,012

Hong Kong: 4.14%

1,675,000	China Gas Holdings, Ltd.(a)	3,475,175

2,106,000	Guangdong Investment, Ltd.(a)	2,429,248

		5,904,423

Indonesia: 6.73%

3,000,000	PT AKR Corporindo Tbk	1,095,740

7,605,170	PT Astra Graphia Tbk	1,443,411

2,571,200	PT Bank Mandiri Tbk	2,109,230

18,217,100	PT Bank Tabungan Negara Persero Tbk	1,598,126

13,725,000	PT Kalbe Farma Tbk(a)	1,921,847

6,126,500	PT Media Nusantara Citra Tbk	1,426,330

		9,594,684

Italy: 3.42%

183,425	Danieli & Compagnia Officine Meccaniche SpA(a)	4,111,553
268,626	Hera SpA	765,086

		4,876,639

Shares		Value (Note 2)

Japan: 1.23%

166,200	Fujitec Co., Ltd.	$1,758,713

Malaysia: 3.43%

662,900	Bursa Malaysia Bhd	1,602,026

1,100,000	Globetronics Technology Bhd	1,449,081

621,150	JobStreet Corp. Bhd	462,332

2,013,629	Oldtown Bhd	1,379,627

		4,893,066

Mexico: 1.08%

16,500	Fomento Economico Mexicano SAB de CV, Sponsored ADR(a)	1,545,225

Nigeria: 0.55%

4,431,620	Guaranty Trust Bank Plc	787,330

Norway: 0.99%

103,200	Marine Harvest ASA	1,409,066

Pakistan: 0.03%

2,700	HUB Power Co., Ltd, Sponsored GDR(b)(c)	40,352

Peru: 3.23%

340,000	Alicorp SA	998,678

23,225	Credicorp, Ltd.(a)	3,610,791

		4,609,469

Philippines: 3.05%

2,800,000	D&L Industries, Inc.	633,127

4,710,000	First Gen Corp.	2,341,512

825,000	Robinsons Retail Holdings, Inc.(d)	1,378,780

		4,353,419

Russia: 6.31%

840,000	Aeroflot — Russian Airlines OJSC(d)	1,395,179

659,213	Hydraulic Machines and Systems Group Plc, GDR(b)	1,087,701

63,873	Lukoil OAO, Sponsored ADR(a)	3,820,883

36,000	MMC Norilsk Nickel OJSC, ADR	716,760

99,750	Mobile Telesystems OJSC, Sponsored ADR(a)	1,969,065

		8,989,588

Singapore: 4.09%

147,450	China Yuchai International, Ltd.(a)	3,128,889

1,255,600	OSIM International, Ltd.(a)	2,708,769

		5,837,658

June 30, 2014	50	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward Select EM Dividend Fund

Shares		Value (Note 2)

South Africa: 1.40%

95,000	MTN Group, Ltd.	$2,000,851

South Korea: 1.24%

94,991	Samjin Pharmaceutical Co., Ltd.	1,765,004

Spain: 1.95%

266,933	Banco Santander SA, Sponsored ADR(a)	2,781,442

Sri Lanka: 2.66%

1,651,446	Commercial Bank of Ceylon Plc, Non-Voting Depository Receipt	1,335,603

6,500,000	Expolanka Holdings Plc	498,753

797,825	Hatton National Bank Plc, Non-Voting Depository Receipt	777,470

5,375,624	Piramal Glass Ceylon Plc	160,867

6,999,998	Textured Jersey Lanka, Ltd.	1,020,525

		3,793,218

Taiwan: 4.77%

1,870,500	Formosan Rubber Group, Inc.(a)	1,772,897

1,000,000	Kinik Co.	2,763,078

1,122,000	Wah Lee Industrial Corp.(a)	2,262,188

		6,798,163

Thailand: 4.03%

707,500	Bangkok Aviation Fuel SE	790,229

16,541,775	Jasmine International Pcl(a)	4,230,372

2,105,000	RS Pcl(a)	535,087

550,000	Thai Tap Water Supply Pcl	183,023

		5,738,711

Turkey: 1.87%

808,531	Anadolu Hayat Emeklilik AS	1,820,398

74,000	Koza Altin Isletmeleri AS	845,275

		2,665,673

Ukraine: 0.95%

90,605	MHP SA, GDR(b)	1,359,075

United Kingdom: 4.12%

58,000	Bank of Georgia Holdings Plc	2,332,626

400,000	ITE Group Plc	1,621,714

374,934	Stock Spirits Group Plc(d)	1,916,955

		5,871,295

Shares		Value (Note 2)

United States: 0.00%(e)

1	Essex Property Trust, Inc.	$116

Vietnam: 2.20%

200,000	FPT Corp.	436,943

907,500	Military Commercial Joint Stock Bank	587,131

230,000	PetroVietnam Gas JSC	1,207,689

157,000	Vietnam Dairy Products JSC	897,984

		3,129,747

	Total Common Stocks (Cost $109,212,412)	114,250,005

Loan Participation Notes: 1.52%
Bangladesh: 0.29%

108,200	Grameenphone, Ltd. (Loan Participation Notes issued by Deutsche Bank AG, London), expiring 07/08/21	418,717

India: 1.23%

45,500	Bajaj Auto, Ltd., (Loan Participation Notes issued by Macquarie Bank, Ltd.), expiring 11/07/14	1,752,217

	Total Loan Participation Notes (Cost $1,899,941)	2,170,934

Preferred Stocks: 3.07%
Brazil: 0.01%

2,615	Braskem SA Series A	16,711

South Korea: 2.35%

3,200	Samsung Electronic Co, Ltd.	3,352,442

United States: 0.71%

40,000	NorthStar Realty Finance Corp. Series E, 8.750%	1,014,000

	Total Preferred Stocks (Cost $4,557,927)	4,383,153

Principal Amount

Collateralized Mortgage Obligations: 1.21%
United States: 1.21%

$2,950,002	FHLMC, REMICS 2.500%, 04/15/28(f)	296,337

627,267	3.000%, 06/15/27(f)	76,404

320,732	3.000%, 09/15/31(f)	44,502

956,677	3.500%, 12/15/26(f)	92,528

See Notes to Financial Statements	51	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward Select EM Dividend Fund

Principal Amount		Value (Note 2)

United States (continued): 1.21%

$532,680	4.000%, 05/15/26(f)	$62,453

67,294	6.648%, 04/15/38(f)(g)	9,737

1,378,963	FNMA, REMICS 3.000%, 06/25/27(f)	162,651

73,949	5.000%, 03/25/23(f)	5,199

44,323	5.000%, 03/25/24(f)	3,644

1,338,485	6.258%, 06/25/37(f)(g)	214,475

11,290	6.348%, 08/25/36(f)(g)	2,280

256,406	GNMA, REMICS 4.500%, 05/16/35(f)	22,142

58,546	5.547%, 12/20/38(f)(g)	7,751

1,464,071	5.877%, 05/20/41(f)(g)	268,266

326,965	6.448%, 09/16/33(f)(g)	66,061

69,654	6.500%, 03/20/39(f)	15,431

364,000	Morgan Stanley Capital I Trust, Series 2003-IQ4, Class J 5.500%, 05/15/40(h)	370,238

		1,720,099

	Total Collateralized Mortgage Obligations (Cost $2,097,636)	1,720,099

Corporate Bonds: 1.26%
United States: 1.26%

500,000	Arch Coal, Inc., Sr. Unsec. Notes 7.250%, 10/01/20	376,250

250,000	Claire’s Stores, Inc., Second Lien Notes 8.875%, 03/15/19	218,750

300,000	Hecla Mining Co., Sr. Unsec. Notes 6.875%, 05/01/21	298,500

500,000	JC Penney Corp., Inc., Sr. Unsec. Medium-Term Notes, Series A 6.875%, 10/15/15	509,375

364,000	NRG REMA Llc, Series C, Sec. Notes 9.681%, 07/02/26	395,850

		1,798,725

	Total Corporate Bonds (Cost $1,772,550)	1,798,725

	Total Investments: 87.20% (Cost $119,540,466)	124,322,916

	Net Other Assets and Liabilities: 12.80%	18,248,660	(i)

	Net Assets: 100.00%	$142,571,576

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for the line(s) of credit. At period end, the aggregate market value of those securities was $12,225,151, representing 8.57% of net assets.

(b) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $2,487,128, representing 1.74% of net assets.

(c) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(d) Non-income producing security.

(e) Amount represents less than 0.01%.

(f) Interest only security.

(g) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at June 30, 2014.

(h) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $370,238, representing 0.26% of net assets.

(i) Includes cash which is being held as collateral for futures contracts.

June 30, 2014	52	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward Select EM Dividend Fund

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
MSCI Emerging Markets E-Mini Futures	Long	300	09/22/14	$15,610,500	$56,397
Total Futures Contracts				$15,610,500	$56,397

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees are as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
05/14/14	Arabian Cement Co.(c)	$60,193	$72,747	0.05%
10/04/12 – 05/08/14	Eastern Tobacco(c)	763,735	930,265	0.65%
10/12/11	HUB Power Co., Ltd, Sponsored GDR(b)(c)	33,075	40,352	0.03%
		$857,003	$1,043,364	0.73%

Investment Abbreviations:

ADR — American Depositary Receipt

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GDR — Global Depositary Receipt

GNMA — Government National Mortgage Association

MSCI — Morgan Stanley Capital International

REMICS — Real Estate Mortgage Investment Conduits

Sec. — Secured

Sr. — Senior

Unsec. — Unsecured

See Notes to Financial Statements	53	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward Small Cap Equity Fund

Shares		Value (Note 2)

Common Stocks: 93.46%
Consumer Discretionary: 16.15%

100,000	Christopher & Banks Corp.(a)	$876,000

5,000	Deckers Outdoor Corp.(a)	431,650

60,000	Diversified Restaurant Holdings, Inc.(a)	286,200

20,000	Entravision Communications Corp., Class A	124,400

28,000	IMAX Corp.(a)	797,440

20,000	LifeLock, Inc.(a)	279,200

5,500	Lumber Liquidators Holdings, Inc.(a)	417,725

15,000	Movado Group, Inc.	625,050

10,000	Orient-Express Hotels, Ltd., Class A(a)	145,400

10,000	Popeyes Louisiana Kitchen, Inc.(a)	437,100

5,000	Sotheby’s	209,950

15,000	Vince Holding Corp.(a)	549,300

		5,179,415

Consumer Staples: 1.86%

10,000	Limoneira Co.	219,700

20,000	National Beverage Corp.(a)	378,400

		598,100

Energy: 10.57%

10,000	Bonanza Creek Energy, Inc.(a)	571,900

12,500	C&J Energy Services, Inc.(a)	422,250

7,500	Carrizo Oil & Gas, Inc.(a)	519,450

10,000	Forum Energy Technologies, Inc.(a)	364,300

15,000	Kodiak Oil & Gas Corp.(a)	218,250

7,000	Laredo Petroleum, Inc.(a)	216,860

6,500	Parsley Energy, Inc., Class A(a)	156,455

5,000	PDC Energy, Inc.(a)	315,750

125,000	Rentech, Inc.(a)	323,750

7,500	Western Refining, Inc.	281,625

		3,390,590

Financials: 17.14%

15,000	Ares Commercial Real Estate Corp.	186,150

15,000	BioMed Realty Trust, Inc.	327,450

10,000	Community Bank System, Inc.	362,000

5,000	CoreSite Realty Corp.	165,350

10,500	CyrusOne, Inc.	261,450

Shares		Value (Note 2)

13,900	DuPont Fabros Technology, Inc.	$374,744

10,000	Evercore Partners, Inc., Class A	576,400

30,000	Glacier Bancorp, Inc.	851,400

7,500	PS Business Parks, Inc.	626,175

6,400	Sovran Self Storage, Inc.	494,400

20,000	Strategic Hotels & Resorts, Inc.(a)	234,200

25,000	TCF Financial Corp.	409,250

15,000	Umpqua Holdings Corp.	268,800

12,500	United Community Banks, Inc.	204,625

5,000	Webster Financial Corp.	157,700

		5,500,094

Healthcare: 13.71%

12,100	Aegerion Pharmaceuticals, Inc.(a)	388,289

25,000	Auxilium Pharmaceuticals, Inc.(a)	501,500

12,000	Clovis Oncology, Inc.(a)	496,920

6,000	HeartWare International, Inc.(a)	531,000

37,600	HMS Holdings Corp.(a)	767,416

20,000	KYTHERA Biopharmaceuticals, Inc.(a)	767,400

5,000	Lannett Co., Inc.(a)	248,100

35,000	OraSure Technologies, Inc.(a)	301,350

40,000	Orexigen Therapeutics, Inc.(a)	247,200

32,500	XOMA Corp.(a)	149,175

		4,398,350

Industrials: 7.05%

2,500	Actuant Corp., Class A	86,425

10,000	Aircastle, Ltd.	177,700

5,000	Astronics Corp.(a)	282,250

5,000	Briggs & Stratton Corp.	102,300

4,000	Curtiss-Wright Corp.	262,240

21,737	Diana Shipping, Inc.(a)	236,716

20,000	Enphase Energy, Inc.(a)	171,000

20,000	Great Lakes Dredge & Dock Corp.(a)	159,800

30,000	JetBlue Airways Corp.(a)	325,500

5,000	Multi-Color Corp.	200,050

10,000	NN, Inc.	255,800

		2,259,781

June 30, 2014	54	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward Small Cap Equity Fund

Shares		Value (Note 2)

Information Technology: 14.82%

15,000	Advanced Energy Industries, Inc.(a)	$288,750

11,000	Applied Optoelectronics, Inc.(a)	255,200

25,000	AVX Corp.	332,000

30,000	Ciena Corp.(a)	649,800

20,000	CUI Global, Inc.(a)	168,000

10,000	Entegris, Inc.(a)	137,450

10,000	GSI Group, Inc.(a)	127,300

20,000	InvenSense, Inc.(a)	453,800

5,000	Manhattan Associates, Inc.(a)	172,150

2,500	Methode Electronics, Inc.	95,525

12,500	MKS Instruments, Inc.	390,500

10,000	Proofpoint, Inc.(a)	374,600

30,000	QLogic Corp.(a)	302,700

3,000	SPS Commerce, Inc.(a)	189,570

10,000	Take-Two Interactive Software, Inc.(a)	222,400

35,000	Ultra Clean Holdings, Inc.(a)	316,750

7,500	VeriFone Systems, Inc.(a)	275,625

		4,752,120

Materials: 9.42%

30,000	AK Steel Holding Corp.(a)	238,800

15,000	Boise Cascade Co.(a)	429,600

250,000	Hecla Mining Co.	862,500

30,000	Horsehead Holding Corp.(a)	547,800

Shares		Value (Note 2)

30,000	Stillwater Mining Co.(a)	$526,500

7,500	US Silica Holdings, Inc.	415,800

		3,021,000

Transportation: 1.68%

90,000	Baltic Trading, Ltd.	538,200

Utilities: 1.06%

10,000	Connecticut Water Service, Inc.	338,700

	Total Common Stocks (Cost $25,433,569)	29,976,350

Affiliated Investment Companies: 1.09%

350,051	Forward U.S. Government Money Fund Class Z, 0.010% 7-day yield	350,051

	Total Affiliated Investment Companies (Cost $350,051)	350,051

	Total Investments: 94.55% (Cost $25,783,620)	30,326,401

	Net Other Assets and Liabilities: 5.45%	1,748,722	(b)

	Net Assets: 100.00%	$32,075,123

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
E-Mini Russell 2000® Index Future	Long	10	09/22/14	$1,190,300	$22,879
Total Futures Contracts				$1,190,300	$22,879

See Notes to Financial Statements	55	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward Tactical Enhanced Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 50.04%
291,000	SPDR® S&P 500® ETF Trust	$56,954,520

	Total Exchange-Traded Funds (Cost $56,825,840)	56,954,520

	Total Investments: 50.04% (Cost $56,825,840)	56,954,520

	Net Other Assets and Liabilities: 49.96%	56,868,366

	Net Assets: 100.00%	$113,822,886

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ETF  — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

June 30, 2014	56	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward Tactical Growth Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 20.50%

1,001,492	SPDR® S&P 500® ETF Trust	$196,012,014

	Total Exchange-Traded Funds (Cost $190,103,913)	196,012,014

Contracts

Options Purchased: 0.04%

2,406	S&P 500® Index, Expires July 2014 at $1,830.00 Put	336,840

	Total Options Purchased (Cost $1,545,855)	336,840

Par Value

Short-Term Securities: 70.60%

	U.S. Treasury Bills, Discount Notes

$50,000,000	0.105%, due 11/13/14(a)	49,991,350

50,000,000	0.092%, due 09/18/14(a)	49,998,200

37,500,000	0.086%, due 12/11/14(a)	37,492,163

50,000,000	0.080%, due 01/08/15(a)	49,989,700

37,500,000	0.075%, due 05/28/15(a)	37,468,538

50,000,000	0.074%, due 04/30/15(a)	49,973,150

Par Value		Value (Note 2)

$50,000,000	0.067%, due 03/05/15(a)	$49,981,550

50,000,000	0.065%, due 02/05/15(a)	49,985,950

100,000,000	0.047%, due 08/21/14(a)	99,993,094

100,000,000	0.041%, due 07/24/14(a)	99,997,237

50,000,000	0.001%, due 09/04/14(a)	49,998,749

50,000,000	0.001%, due 07/17/14(a)	49,999,978

	Total Short-Term Securities (Cost $674,825,195)	674,869,659

	Total Investments: 91.14% (Cost $866,474,963)	871,218,513

	Net Other Assets and Liabilities: 8.86%	84,745,708	(b)

	Net Assets: 100.00%	$955,964,221

Percentages are stated as a percent of net assets.

(a) Rate shown represents the bond equivalent yield to maturity at date of purchase.

(b) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
E-mini S&P 500® Futures	Long	4,138	09/22/14	$403,951,560	$3,249,365
Total Futures Contracts				$403,951,560	$3,249,365

Investment Abbreviations:

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

See Notes to Financial Statements	57	June 30, 2014

Consolidated Portfolio of Investments (Note 9) (Unaudited)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Agency Pass-Through Securities: 25.40%
Federal Home Loan Mortgage Corp (FHLMC): 8.28%

	FHLMC

$194,000	0.415%, 09/01/37(a)	$195,715

212,693	0.415%, 09/01/37(a)	217,967

3,500,000	0.875%, 10/14/16(a)	3,520,693

1,000,000	1.200%, 11/19/18(a)	986,606

1,118	1.770%, 08/01/17(a)	1,120

31,559	1.875%, 08/01/17(a)	33,379

11,072	1.875%, 12/01/16(a)	11,148

5,117	1.875%, 10/01/16(a)	5,128

17,693	1.934%, 04/01/16(a)	17,651

2,021	1.943%, 01/01/26(a)	2,092

52,538	1.948%, 07/01/19(a)	52,538

9,785	2.000%, 07/01/18(a)	10,102

11,020	2.000%, 01/01/23(a)	11,415

9,874	2.026%, 10/01/28(a)	10,385

5,130	2.034%, 12/01/30(a)	5,349

17,213	2.125%, 07/01/19(a)	17,594

788	2.125%, 08/01/18(a)	793

2,296	2.125%, 05/01/18(a)	2,332

14,598	2.125%, 02/01/16(a)	15,043

10,947	2.128%, 05/01/23(a)	11,193

1,503	2.135%, 03/01/20(a)	1,513

23,236	2.163%, 03/01/25(a)	23,925

981	2.185%, 03/01/17(a)	979

22,705	2.219%, 02/01/23(a)	22,798

5,983	2.220%, 08/01/19(a)	6,005

14,889	2.228%, 05/01/24(a)	15,244

40,864	2.231%, 09/01/28(a)	42,628

23,995	2.239%, 08/01/19(a)	24,107

10,195	2.250%, 08/01/18(a)	10,236

29,557	2.256%, 12/01/29(a)	31,377

28,295	2.257%, 01/01/29(a)	28,508

1,399	2.258%, 09/01/30(a)	1,493

7,118	2.262%, 12/01/18(a)	7,493

23,635	2.273%, 08/01/26(a)	24,928

Principal Amount		Value (Note 2)

$1,320	2.275%, 10/01/22(a)	$1,408

2,849	2.275%, 09/01/27(a)	3,057

29,670	2.276%, 11/01/25(a)	31,570

10,657	2.280%, 12/01/20(a)	11,168

18,483	2.290%, 02/01/26(a)	19,735

6,475	2.290%, 11/01/18(a)	6,502

1,273	2.290%, 06/01/18(a)	1,277

2,615	2.305%, 12/01/27(a)	2,721

10,267	2.306%, 06/01/36(a)	10,870

19,673	2.321%, 08/01/30(a)	21,085

9,158	2.325%, 10/01/27(a)	9,690

3,218	2.330%, 12/01/27(a)	3,407

6,241	2.331%, 11/01/27(a)	6,647

30,953	2.336%, 07/01/31(a)	31,199

108,644	2.348%, 03/01/27(a)	109,172

27,401	2.350%, 10/01/33(a)	29,170

10,444	2.350%, 02/01/32(a)	11,075

8,700	2.350%, 10/01/32(a)	8,751

2,326	2.350%, 07/01/18(a)	2,405

7,375	2.355%, 03/01/25(a)	7,840

12,599	2.370%, 09/01/29(a)	13,481

8,954	2.375%, 02/01/25(a)	9,046

35,316	2.375%, 04/01/33(a)	37,553

1,474	2.375%, 03/01/24(a)	1,483

16,183	2.375%, 06/01/32(a)	17,003

1,134	2.400%, 11/01/19(a)	1,138

46,027	2.400%, 07/01/37(a)	46,207

33,464	2.400%, 12/01/29(a)	35,544

37,617	2.425%, 10/01/20(a)	37,670

7,543	2.428%, 02/01/26(a)	7,541

33,215	2.431%, 07/01/32(a)	35,372

49,678	2.440%, 07/01/24(a)	50,345

6,234	2.451%, 09/01/25(a)	6,526

1,220	2.479%, 08/01/36(a)	1,276

1,339	2.480%, 11/01/36(a)	1,435

June 30, 2014	58	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 9) (Unaudited)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Federal Home Loan Mortgage Corp (FHLMC) (continued): 8.28%

$57,541	2.482%, 01/01/28(a)	$61,644

29,492	2.485%, 05/01/27(a)	29,572

82,465	2.487%, 10/01/30(a)	86,620

41,119	2.490%, 06/01/21(a)	41,284

27,496	2.490%, 08/01/26(a)	27,609

8,053	2.526%, 07/01/29(a)	8,607

37,368	2.529%, 11/01/31(a)	40,202

40,165	2.544%, 08/01/36(a)	42,962

124,497	2.555%, 02/01/29(a)	125,557

58,400	2.562%, 06/01/35(a)	59,040

16,753	2.564%, 04/01/30(a)	17,889

4,899	2.625%, 08/01/23(a)	4,946

4,128	2.691%, 01/01/29(a)	4,254

51,884	2.693%, 12/01/34(a)	51,929

9,989	2.740%, 03/01/19(a)	10,004

55,372	2.780%, 04/01/24(a)	55,472

6,125	2.799%, 11/01/19(a)	6,198

2,511	2.820%, 05/01/20(a)	2,516

11,303	3.032%, 12/01/18(a)	11,465

11,716	3.067%, 10/01/35(a)	12,503

17,772	3.382%, 12/01/17(a)	17,876

31,576	3.490%, 05/01/25(a)	31,679

29,760	3.490%, 01/01/22(a)	29,760

141,797	3.490%, 08/01/23(a)	143,603

27,450	3.553%, 10/01/19(a)	27,524

45,871	3.575%, 06/01/24(a)	45,857

93,996	3.708%, 08/01/24(a)	94,997

2,532	5.499%, 08/01/24(a)	2,687

104,022	6.019%, 10/01/37(a)	111,357

	FHLMC, Gold

2,045,862	4.500%, 02/01/40	2,227,506

		9,432,965

Federal National Mortgage Association (FNMA): 14.77%

	FNMA

9,537	1.045%, 01/01/21(a)	9,561

1,500,000	1.250%, 09/27/17(b)	1,508,333

Principal Amount		Value (Note 2)

$1,932	1.250%, 06/01/21(a)	$1,945

26,075	1.326%, 10/01/44(a)	26,728

2,000,000	1.350%, 07/11/18(a)	1,994,728

216,724	1.375%, 01/01/21(a)	223,700

3,500,000	1.375%, 11/15/16(a)	3,550,844

2,002	1.489%, 09/01/33(a)	2,099

87,840	1.526%, 06/01/40(a)	91,992

22,291	1.526%, 10/01/40(a)	23,359

49,999	1.526%, 06/01/40(a)	52,272

2,836	1.587%, 11/01/33(a)	2,955

7,562	1.611%, 03/01/28(a)	7,862

5,690	1.635%, 11/01/33(a)	5,939

138,076	1.675%, 03/01/34(a)	141,943

432,296	1.688%, 07/01/34(a)	460,010

9,239	1.719%, 12/01/24(a)	9,645

15,050	1.770%, 06/01/30(a)	15,099

4,083	1.823%, 01/01/17(a)	4,124

24,019	1.846%, 12/01/30(a)	24,284

49,612	1.850%, 10/01/32(a)	51,986

92,743	1.885%, 02/01/33(a)	97,393

20,709	1.901%, 01/01/36(a)	20,907

11,445	1.910%, 03/01/35(a)	12,188

10,608	1.920%, 04/01/33(a)	11,116

154,386	1.925%, 05/01/33(a)	163,087

4,620	1.945%, 04/01/18(a)	4,831

224	1.950%, 07/01/17(a)	226

516	1.950%, 10/01/16(a)	530

65,631	1.959%, 01/01/31(a)	65,798

80,476	1.959%, 06/01/32(a)	81,631

25,204	1.972%, 07/01/34(a)	27,034

152,279	1.990%, 05/01/34(a)	159,898

8,396	2.004%, 11/01/22(a)	8,426

24,800	2.018%, 05/01/19(a)	25,871

47,270	2.018%, 08/01/33(a)	49,853

90,064	2.018%, 03/01/37(a)	94,747

83,658	2.040%, 02/01/26(a)	83,990

See Notes to Financial Statements	59	June 30, 2014

Consolidated Portfolio of Investments (Note 9) (Unaudited)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Federal National Mortgage Association (FNMA) (continued): 14.77%

$55,981	2.041%, 11/01/35(a)	$59,151

332,568	2.048%, 07/01/34(a)	334,928

4,318	2.050%, 08/01/29(a)	4,568

7,596	2.060%, 09/01/24(a)	7,642

41,434	2.070%, 02/01/25(a)	43,410

477,859	2.082%, 01/01/35(a)	505,729

25,317	2.096%, 01/01/36(a)	26,869

209,420	2.098%, 11/01/35(a)	222,172

284,311	2.114%, 11/01/35(a)	300,868

30,082	2.118%, 11/01/35(a)	31,862

20,419	2.121%, 08/01/35(a)	21,574

4,285	2.125%, 07/01/18(a)	4,300

70,983	2.125%, 11/01/17(a)	74,832

20,682	2.125%, 06/01/19(a)	21,014

9,724	2.130%, 04/01/23(a)	9,795

182,069	2.148%, 03/01/34(a)	191,115

5,490	2.156%, 12/01/35(a)	5,514

148,277	2.186%, 07/01/33(a)	159,557

25,798	2.187%, 11/01/35(a)	26,935

18,876	2.188%, 12/01/37(a)	19,910

13,996	2.205%, 01/01/24(a)	14,069

9,767	2.205%, 10/01/28(a)	9,819

24,518	2.209%, 01/01/33(a)	25,481

20,810	2.221%, 12/01/35(a)	20,953

7,586	2.225%, 04/01/18(a)	7,997

28,643	2.226%, 07/01/28(a)	28,887

50,685	2.227%, 05/01/33(a)	51,443

177,022	2.243%, 06/01/33(a)	179,169

11,252	2.250%, 11/01/20(a)	11,309

52,352	2.250%, 08/01/30(a)	52,556

57,396	2.263%, 08/01/33(a)	61,071

48,238	2.273%, 11/01/31(a)	48,482

16,843	2.275%, 04/01/32(a)	16,941

14,008	2.279%, 08/01/36(a)	15,003

32,624	2.280%, 01/01/25(a)	32,671

75,854	2.280%, 09/01/32(a)	76,187

Principal Amount		Value (Note 2)

$14,665	2.282%, 09/01/23(a)	$14,662

727	2.284%, 03/01/30(a)	780

44,295	2.285%, 07/01/36(a)	47,171

46,689	2.288%, 05/01/33(a)	46,929

18,214	2.294%, 12/01/26(a)	19,258

19,790	2.295%, 10/01/25(a)	19,872

1,153	2.296%, 07/01/25(a)	1,182

377,116	2.305%, 11/01/33(a)	379,587

10,381	2.305%, 06/01/32(a)	11,051

17,851	2.309%, 06/01/30(a)	17,965

8,533	2.311%, 08/01/36(a)	9,086

12,404	2.319%, 01/01/28(a)	12,482

34,792	2.322%, 06/01/33(a)	34,996

19,636	2.323%, 01/01/21(a)	21,032

53,392	2.325%, 07/01/36(a)	53,862

14,852	2.325%, 05/01/24(a)	14,915

19,019	2.330%, 09/01/33(a)	20,107

18,684	2.330%, 12/01/29(a)	19,171

40,113	2.340%, 12/01/30(a)	40,322

452,123	2.340%, 09/01/31(a)	482,667

27,555	2.340%, 02/01/34(a)	28,125

2,457	2.343%, 05/01/33(a)	2,615

979	2.345%, 10/01/27(a)	989

47,386	2.355%, 07/01/34(a)	47,635

18,385	2.365%, 11/01/29(a)	19,616

89,794	2.365%, 11/01/33(a)	90,248

33,284	2.366%, 01/01/33(a)	33,575

37,812	2.366%, 04/01/37(a)	40,404

73,100	2.395%, 09/01/31(a)	73,783

23,185	2.395%, 11/01/30(a)	23,289

60,162	2.400%, 10/01/31(a)	60,497

25,583	2.411%, 08/01/25(a)	27,351

20,160	2.425%, 01/01/23(a)	20,294

6,994	2.432%, 07/01/38(a)	7,034

51,578	2.435%, 08/01/32(a)	52,064

4,952	2.436%, 03/01/27(a)	4,979

June 30, 2014	60	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 9) (Unaudited)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Federal National Mortgage Association (FNMA) (continued): 14.77%

$1,770	2.449%, 09/01/37(a)	$1,777

3,608	2.450%, 01/01/19(a)	3,621

22,511	2.450%, 04/01/38(a)	22,824

7,922	2.475%, 09/01/33(a)	8,524

54,515	2.477%, 06/01/36(a)	55,297

6,066	2.493%, 07/01/28(a)	6,515

52,002	2.495%, 11/01/29(a)	55,751

42,817	2.500%, 11/01/26(a)	43,122

67,658	2.510%, 04/01/35(a)	67,985

12,128	2.510%, 02/01/35(a)	12,181

9,119	2.523%, 04/01/36(a)	9,721

28,978	2.575%, 08/01/34(a)	29,736

550,092	2.590%, 12/01/39(a)	584,188

31,827	2.622%, 09/01/30(a)	34,082

72,595	2.626%, 05/01/34(a)	77,448

15,650	2.630%, 06/01/33(a)	15,836

43,096	2.642%, 02/01/26(a)	45,188

3,532	2.690%, 06/01/19(a)	3,547

1,403	2.695%, 10/01/19(a)	1,402

13,656	2.722%, 02/01/26(a)	13,713

9,049	2.723%, 04/01/26(a)	9,089

18,783	2.758%, 01/01/18(a)	19,444

11,131	2.778%, 03/01/36(a)	11,249

51,078	2.954%, 11/01/36(a)	53,624

427,826	3.000%, 03/01/27	444,815

1,295	3.545%, 08/01/26(a)	1,375

3,965	3.680%, 03/01/25(a)	4,001

11,195	3.821%, 07/01/17(a)	11,920

92	3.822%, 05/01/18(a)	93

108,220	3.926%, 05/01/36(a)	112,088

665,969	4.500%, 12/01/40	721,848

3,723	4.590%, 04/01/29(a)	3,781

466	4.751%, 12/01/26(a)	493

5,267	4.908%, 03/01/27(a)	5,607

599,926	5.000%, 01/01/40	669,283

10,554	5.000%, 10/01/22(a)	10,583

Principal Amount		Value (Note 2)

$2,811	6.500%, 07/01/17	$2,831

11,409	6.750%, 12/01/16(a)	11,415

986	7.365%, 08/01/20(a)	992

		16,827,301

Government National Mortgage Association (GNMA): 2.35%

	GNMA

56,591	1.625%, 01/20/29(a)	56,742

15,987	1.625%, 01/20/29(a)	16,674

35,266	1.625%, 10/20/29(a)	36,701

31,093	1.625%, 03/20/29(a)	32,352

54,363	1.625%, 10/20/27(a)	56,092

46,953	1.625%, 10/20/37(a)	47,105

40,352	1.625%, 03/20/27(a)	41,548

1,551	1.625%, 06/20/27(a)	1,601

3,003	1.625%, 07/20/27(a)	3,101

38,032	1.625%, 02/20/30(a)	38,188

56,252	1.625%, 12/20/32(a)	58,549

325,955	1.625%, 09/20/32(a)	338,991

218,301	1.625%, 08/20/33(a)	226,616

53,765	1.625%, 03/20/33(a)	55,666

35,116	1.625%, 03/20/32(a)	36,344

337,411	1.625%, 01/20/32(a)	349,049

29,794	1.625%, 12/20/29(a)	31,006

20,365	1.625%, 02/20/32(a)	21,069

108,005	1.625%, 02/20/32(a)	111,743

9,718	1.625%, 01/20/24(a)	9,962

77,422	1.625%, 01/20/23(a)	80,328

4,359	1.625%, 02/20/24(a)	4,521

16,575	1.625%, 03/20/24(a)	17,194

4,319	1.625%, 03/20/22(a)	4,413

3,617	1.625%, 07/20/27(a)	3,726

2,835	1.625%, 04/20/22(a)	2,902

33,640	1.625%, 03/20/22(a)	34,371

30,685	1.625%, 03/20/24(a)	31,461

35,863	1.625%, 02/20/27(a)	36,927

72,057	1.625%, 03/20/34(a)	75,159

See Notes to Financial Statements	61	June 30, 2014

Consolidated Portfolio of Investments (Note 9) (Unaudited)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Government National Mortgage Association (GNMA) (continued): 2.35%

$2,931	1.625%, 04/20/27(a)	$3,045

3,932	1.625%, 12/20/26(a)	4,053

58,258	1.625%, 10/20/25(a)	59,954

33,520	1.625%, 01/20/27(a)	34,511

6,966	1.625%, 05/20/21(a)	7,231

53,329	2.125%, 05/20/34(a)	56,134

31,961	2.125%, 10/20/35(a)	33,438

7,065	3.000%, 10/20/18(a)	7,330

5,295	3.500%, 01/20/19(a)	5,343

557,641	3.500%, 09/20/28	591,857

14,598	4.000%, 03/20/16(a)	15,171

		2,678,168

	Total Agency Pass-Through Securities (Cost $28,765,453)	28,938,434

Asset-Backed Securities: 1.15%
250,000	American Express Credit Account Master Trust, Series 2014-2, Class A 1.260%, 01/15/20	250,069

250,000	Cabela’s Master Credit Card Trust, Series 2013-2A, Class A2 0.802%, 08/16/21(a)(c)	252,339

500,000	Nissan Auto Receivables 2013-B Owner Trust, Series 2013-B, Class A3 0.840%, 11/15/17	502,299

300,000	Volkswagen Auto Loan Enhanced Trust, Series 2014-1, Class A4 1.450%, 09/21/20	301,081

	Total Asset-Backed Securities (Cost $1,299,860)	1,305,788

Collateralized Mortgage Obligations: 4.54%
Collateralized Mortgage Obligations-Other: 1.12%

250,000	Citigroup Commercial Mortgage Trust, Series 2010-RR3, Class MLSR 5.810%, 05/14/17(a)(c)	274,159

255,646	Deutsche Mortgage Securities, Inc., Series 2004-1, Class 1A1 5.500%, 09/25/33	268,537

437,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A1 1.268%, 03/15/19	437,202

Principal Amount		Value (Note 2)

$292,973	JP Morgan Chase Mortgage Trust, Series 2004, Class A5 2.351%, 12/25/34(a)	$296,867

		1,276,765

Federal Home Loan Mortgage Corp (FHLMC): 1.55%

	FHLMC, REMICS

491,854	3.000%, 08/15/40	504,517

674,890	3.500%, 04/15/40	707,371

218,338	4.500%, 08/15/20	232,760

	FHLMC, STRIP

315,468	3.500%, 07/15/42	323,950

		1,768,598

Federal National Mortgage Association (FNMA): 1.08%

	FNMA, REMICS

984,888	2.000%, 05/25/43	962,165

246,374	4.500%, 10/25/39	264,760

		1,226,925

Government National Mortgage Association (GNMA): 0.79%

	GNMA, REMICS

436,535	3.500%, 11/20/39	456,267

415,040	4.000%, 11/16/39	438,546

		894,813

	Total Collateralized Mortgage Obligations (Cost $5,119,790)	5,167,101

Corporate Bonds: 18.24%
Basic Materials: 0.29%

300,000	BHP Billiton Finance USA, Ltd., Sr. Unsec. Notes 5.400%, 03/29/17	334,861

Consumer Cyclical: 1.17%

	Daimler Finance North America Llc, Sr. Unsec. Notes

750,000	1.085%, 08/01/18(a)(c)	758,586

565,000	1.650%, 04/10/15(c)	570,539

		1,329,125

Consumer Non-Cyclical: 2.68%

500,000	Amgen, Inc., Sr. Unsec. Notes 2.500%, 11/15/16	518,133

June 30, 2014	62	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 9) (Unaudited)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Consumer Non-Cyclical (continued): 2.68%

$500,000	Bottling Group Llc, Sr. Unsec. Notes 5.500%, 04/01/16	$542,667

1,250,000	Coca-Cola Co., Sr. Unsec. Notes 0.750%, 03/13/15	1,254,575

445,000	Colgate-Palmolive Co., Sr. Unsec. Medium-Term Notes 2.625%, 05/01/17	466,079

250,000	WellPoint, Inc., Unsec. Notes 5.250%, 01/15/16	267,216

		3,048,670

Energy: 1.40%

500,000	Copano Energy Llc/Copano Energy Finance Corp., Sr. Unsec. Notes 7.125%, 04/01/21	566,812

500,000	Noble Holding International, Ltd., Sr. Unsec. Notes 3.450%, 08/01/15	514,371

500,000	Total Capital SA, Sr. Unsec. Notes 3.125%, 10/02/15	517,076

		1,598,259

Financials: 7.14%

360,000	American Express Credit Corp., Sr. Unsec. Notes 0.781%, 03/18/19(a)	362,416

320,000	Berkshire Hathaway Finance Corp., Sr. Unsec. Notes 2.450%, 12/15/15	329,170

	Branch Banking & Trust Co., Sub. Notes

521,000	0.527%, 05/23/17(a)	517,472

1,250,000	0.550%, 09/13/16(a)	1,245,695

1,500,000	Caterpillar Financial Services Corp., Sr. Unsec. Notes 1.050%, 03/26/15	1,508,898

500,000	General Electric Capital Corp., Sr. Unsec. Notes 1.226%, 04/15/23(a)	500,632

382,000	Macquarie Group, Ltd., Sr. Unsec. Notes 1.225%, 01/31/17(a)(c)	382,727

1,554,000	National City Bank, Sub. Notes 0.601%, 06/07/17(a)	1,551,259

Principal Amount		Value (Note 2)

$500,000	Skyway Concession Co., Llc, Sec. Notes 0.514%, 06/30/17(a)(c)	$474,063

1,250,000	Wachovia Bank NA, Sub. Medium-Term Notes 0.561%, 03/15/16(a)	1,251,421

		8,123,753

Industrials: 1.45%

325,000	Honeywell International, Inc., Sr. Unsec. Notes 5.400%, 03/15/16	352,323

1,250,000	Thermo Fisher Scientific, Inc., Sr. Unsec. Notes 3.200%, 03/01/16	1,298,984

		1,651,307

Information Technology: 1.34%

500,000	Intel Corp., Sr. Unsec. Notes 1.350%, 12/15/17	500,471

1,000,000	International Business Machines Corp., Sr. Unsec. Notes 1.950%, 07/22/16	1,026,658

		1,527,129

Telecommunication Services: 1.99%

	AT&T, Inc., Sr. Unsec. Notes

500,000	0.608%, 02/12/16(a)	501,635

1,000,000	5.625%, 06/15/16	1,093,026

650,000	Verizon Communications, Inc., Sr. Unsec. Notes 2.500%, 09/15/16	670,286

		2,264,947

Utilities: 0.78%

880,000	Niagara Mohawk Power Corp., Sr. Unsec. Notes 3.553%, 10/01/14(c)	886,720

	Total Corporate Bonds (Cost $20,591,065)	20,764,771

Municipal Bonds: 7.67%
275,000	Arizona State Power Authority Power Resources, Taxable Revenue Bonds, Hoover Prepayment Project 2.199%, 10/01/19	276,647

See Notes to Financial Statements	63	June 30, 2014

Consolidated Portfolio of Investments (Note 9) (Unaudited)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Municipal Bonds (continued): 7.67%
$500,000	City of Houston, Texas, General Obligation Taxable Refunding Bonds, Public Improvement, Series B 1.140%, 03/01/16	$504,495

50,000	City of Houston, Texas, Utility System, Taxable Revenue Bonds, First Lien, Series B 1.086%, 05/15/17	50,157

500,000	City of Montgomery, Alabama, General Obligation Taxable Unlimited Warrants, Series B 1.070%, 04/01/16	499,870

155,000	City of Newport News, Virginia, Taxable Refunding General Obligation Unlimited Bonds, Series A 5.020%, 01/15/20	161,913

125,000	City of Newport News, Virginia, Taxable Refunding General Obligation Unlimited Bonds, Series B 0.629%, 07/15/14	125,010

750,000	County of Loudoun Virginia, General Obligation Taxable Refunding Bonds, Series B 0.895%, 12/01/16	753,112

250,000	County of Milwaukee Wisconsin, General Obligation Taxable Unlimited Pension Refunding Bonds, Series B 1.282%, 12/01/16	251,348

550,000	Maine State Housing Authority, Taxable Revenue Bonds, Series A 1.190%, 11/15/16	549,037

600,000	Minnesota State General Appropriation Fund, Taxable Revenue Bonds, Series B 1.053%, 06/01/17	602,370

250,000	New Jersey Building Authority, Taxable Refinancing Revenue Bonds, Series B 1.233%, 06/15/16	250,230

500,000	New York State Urban Development Corp., State Personal Income Taxable Revenue Bonds, Series F 1.650%, 03/15/18	503,360

250,000	North Texas Tollway Authority, First Tier Variable Revenue Refuding Bonds, Series A 0.860%, 01/01/50(a)	250,653

500,000	Ohio State Water Development Authority Water Pollution Control, Taxable Refunding Revenue Bonds, (Water Quality), Series A 0.814%, 06/01/15	501,560

50,000	Oklahoma Capital Improvement Authority, State Facilities Revenue Bonds, Higher Education, Series B 2.026%, 07/01/14	50,000

Principal Amount		Value (Note 2)

$750,000	Pasadena, California, Unified School District, General Obligation Taxable Unlimited Refunding Bonds, Series B 1.861%, 11/01/18	$756,330

300,000	Pearland Independent School District, General Obligation Taxable Unlimited Refunding Bonds, Series B 3.000%, 02/15/17	314,223

250,000	Pequea Valley School District, Taxable General Obligation Unlimited Bonds, Series B 0.948%, 02/01/16	249,270

430,000	Rhode Island State Housing & Mortgage Finance Corp., Taxable Revenue Bonds, Series 64-T 2.080%, 10/01/17	435,882

500,000	South Carolina State Public Service Authority, Taxable Revenue Bonds, Series D 1.026%, 06/01/15(a)	501,260

400,000	State of Connecticut, Special Tax Obligation Build America Revenue Bonds (Transportation Infrastructure Purposes — Direct Pay), Series B 4.376%, 11/01/21	435,440

215,000	Texas State Department of Housing & Community Affairs, Taxable Revenue Bonds, Series A 2.800%, 03/01/36	212,551

500,000	Wise County, Virginia, Industrial Development Authority Facilities Lease, Taxable Revenue Bonds 1.700%, 02/01/17	497,180

	Total Municipal Bonds (Cost $8,716,753)	8,731,898

U.S. Treasury Bonds & Notes: 18.70%
	U.S. Treasury Notes

3,500,000	0.500%, 06/15/16	3,504,445

500,000	0.625%, 08/15/16	501,250

5,000,000	0.750%, 01/15/17	5,008,205

5,000,000	0.750%, 03/15/17	4,999,610

6,750,000	0.875%, 05/15/17	6,758,700

500,000	2.375%, 07/31/17	522,012

	Total U.S. Treasury Bonds & Notes (Cost $21,266,697)	21,294,222

	Total Investments: 75.70% (Cost $85,759,618)	86,202,214

	Net Other Assets and Liabilities: 24.30%	27,667,526	(d)

	Net Assets: 100.00%	$113,869,740

June 30, 2014	64	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 9) (Unaudited)

Forward Commodity Long/Short Strategy Fund

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at June 30, 2014.

(b) Represents a step-up bond. Rate disclosed is as of June 30, 2014.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $3,599,133, representing 3.16% of net assets.

(d) Includes cash which is being held as collateral for swap contracts.

Total Return Swap Contracts

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Loss
Credit Suisse	CS Momentum & Volatility Enhanced Return Strategy Custom 15-Total Return	105 Bps	Total Return	07/02/14	$114,656,008	$(165,536)
Total of Total Return Swap Contracts					$114,656,008	$(165,536)

Investment Abbreviations:

Bps — Basis Points

REMICS — Real Estate Mortgage Investment Conduits

Sec. — Secured

Sr. — Senior

STRIP — Separate Trading of Registered Interest and Principal of Securities

Sub. — Subordinated

Unsec. — Unsecured

See Notes to Financial Statements	65	June 30, 2014

Consolidated Portfolio of Investments (Note 9) (Unaudited)

Forward Managed Futures Strategy Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 70.10%
28,330	Vanguard Mortgage-Backed Securities ETF	$1,491,008

16,250	Vanguard Short-Term Corporate Bond ETF	1,306,012

46,500	Vanguard Short-Term Government Bond ETF	2,834,640

	Total Exchange-Traded Funds (Cost $5,589,234)	5,631,660

	Total Investments: 70.10% (Cost $5,589,234)	5,631,660

	Net Other Assets and Liabilities: 29.90%	2,402,394	(a)

	Net Assets: 100.00%	$8,034,054

Percentages are stated as a percent of net assets.

(a) Includes cash which is being held as collateral for swap contracts.

Total Return Swap Contracts

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain
Credit Suisse	CS Multi Asset Futures Total Return Index	125 Bps	Total Return	07/02/14	$12,417,283	$130,385
Total of Total Return Swap Contracts					$12,417,283	$130,385

Investment Abbreviations:

Bps — Basis Points

ETF — Exchange-Traded Fund

June 30, 2014	66	See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

	Forward Credit Analysis Long/Short Fund	Forward Dynamic Income Fund	Forward EM Corporate Debt Fund
Assets:
Investments, at value	$101,996,971	$3,456,615	$424,269,181
Cash	1,650,023	1,827,464	5,656,619
Foreign currency, at value (Cost $0, $488 and $0, respectively)	—	488	—
Deposit with broker for futures contracts	—	272,204	364,692
Deposit with broker for forward currency contracts	—	—	300,000
Variation margin receivable	—	1,524	—
Receivable for investments sold	1,095,830	633,113	—
Receivable for shares sold	151,953	35,168	189,220
Interest and dividends receivable	1,172,377	28,548	6,454,756
Other assets	40,345	3,724	51,858

Total Assets	106,107,499	6,258,848	437,286,326

Liabilities:
Payable on loan (Note 2)	—	—	40,587,830
Payable for interest due on loan (Note 2)	—	—	6,099
Variation margin payable	21,375	—	177,984
Unrealized loss on forward currency contracts	—	—	194,052
Payable for investments purchased	5,420,400	372,654	—
Payable for shares redeemed	136,354	2,055	282,100
Payable to advisor	86,219	599	213,677
Payable for distribution and service fees	29,899	361	110,043
Payable to trustees	3,337	77	7,876
Payable for chief compliance officer fee	757	10	1,686
Payable for legal and audit fees	39,418	11,494	4,603
Accrued expenses and other liabilities	63,310	1,594	102,969

Total Liabilities	5,801,069	388,844	41,688,919

Net Assets	$100,306,430	$5,870,004	$395,597,407

Net Assets Consist of:
Paid-in capital	$192,393,565	$5,588,576	$405,979,353
Accumulated net investment income	35,309	5,640	2,797,697
Accumulated net realized gain/(loss) on investments, futures contracts, swap contracts and foreign currency transactions	(94,991,790)	170,717	(16,725,940)
Net unrealized appreciation on investments, futures contracts, forward currency contracts and translation of assets and liabilities in foreign currencies	2,869,346	105,071	3,546,297

Total Net Assets	$100,306,430	$5,870,004	$395,597,407

Investments, at Cost	$99,053,340	$3,353,089	$420,355,808

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$7.44	—	$9.54
Net Assets	$51,815,216	—	$346,882,188
Shares of beneficial interest outstanding	6,964,328	—	36,360,224
Institutional Class:
Net Asset Value, offering and redemption price per share	$7.38	$26.58	$9.48
Net Assets	$22,233,117	$5,535,719	$43,344,206
Shares of beneficial interest outstanding	3,013,258	208,232	4,573,978

See Notes to Financial Statements	67	June 30, 2014

Statement of Assets and Liabilities (Unaudited)

	Forward Credit Analysis Long/Short Fund (continued)	Forward Dynamic Income Fund (continued)	Forward EM Corporate Debt Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	$7.41	$26.56	—
Net Assets	$4,460,022	$334,285	—
Shares of beneficial interest outstanding	602,069	12,587	—
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$7.86	$28.18	—
Class C:
Net Asset Value, offering and redemption price per share	$7.44	—	$9.57
Net Assets	$10,948,719	—	$2,294,492
Shares of beneficial interest outstanding	1,470,804	—	239,675
Advisor Class:
Net Asset Value, offering and redemption price per share	$7.38	—	$9.46
Net Assets	$10,849,356	—	$3,076,521
Shares of beneficial interest outstanding	1,469,459	—	325,051

June 30, 2014	68	See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

	Forward Emerging Markets Fund	Forward Endurance Long/Short Fund	Forward Global Dividend Fund
Assets:
Investments, at value	$12,963,729	$2,430,540	$15,725,699
Cash	2,090,318	579,202	94,179
Foreign currency, at value (Cost $5,821, $0 and $15,615, respectively)	5,801	—	15,656
Deposit with broker for futures contracts	265,660	—	—
Receivable for investments sold	595,620	150,920	518,993
Receivable for shares sold	70,372	32	—
Receivable due from advisor	—	3,013	—
Interest and dividends receivable	94,835	240	52,424
Other assets	69,127	21,493	18,365

Total Assets	16,155,462	3,185,440	16,425,316

Liabilities:
Payable for investments purchased	89,284	170,022	76,204
Payable for shares redeemed	7,814	—	26,839
Payable to advisor	7,306	—	2,084
Payable for distribution and service fees	2,674	195	5,869
Payable to trustees	1,010	148	496
Payable for chief compliance officer fee	64	31	110
Payable to ReFlow (Note 2)	—	—	544
Payable for legal and audit fees	16,639	19,338	15,475
Accrued expenses and other liabilities	14,541	3,181	6,546

Total Liabilities	139,332	192,915	134,167

Net Assets	$16,016,130	$2,992,525	$16,291,149

Net Assets Consist of:
Paid-in capital	$15,693,536	$2,588,670	$13,170,628
Accumulated net investment income/(loss)	150,369	(56,728)	19,949
Accumulated net realized gain/(loss) on investments, securities sold short, written option contracts, futures contracts and foreign currency transactions	(1,253,738)	216,790	381,700
Net unrealized appreciation on investments, securities sold short, written option contracts, futures contracts and translation of assets and liabilities in foreign currencies	1,425,963	243,793	2,718,872

Total Net Assets	$16,016,130	$2,992,525	$16,291,149

Investments, at Cost	$11,536,656	$2,186,747	$13,007,298

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$11.43	$28.36	$12.43
Net Assets	$7,152,679	$237,671	$457,606
Shares of beneficial interest outstanding	625,770	8,382	36,824
Institutional Class:
Net Asset Value, offering and redemption price per share	$11.59	$28.57	$12.25
Net Assets	$7,021,896	$2,754,854	$3,439,011
Shares of beneficial interest outstanding	605,769	96,411	280,813

See Notes to Financial Statements	69	June 30, 2014

Statement of Assets and Liabilities (Unaudited)

	Forward Emerging Markets Fund (continued)	Forward Endurance Long/Short Fund (continued)	Forward Global Dividend Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	—	—	$12.44
Net Assets	—	—	$12,394,532
Shares of beneficial interest outstanding	—	—	996,742
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	—	—	$13.20
Advisor Class:
Net Asset Value, offering and redemption price per share	$11.92	—	—
Net Assets	$1,841,555	—	—
Shares of beneficial interest outstanding	154,511	—	—

June 30, 2014	70	See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

	Forward International Dividend Fund	Forward International Small Companies Fund	Forward Select EM Dividend Fund
Assets:
Investments, at value	$313,141,229	$207,314,766	$124,322,916
Cash	5,233,180	5,759,914	10,505,478
Foreign currency, at value (Cost $592,537, $89,577 and $1,834,584, respectively)	587,584	89,580	1,812,685
Deposit with broker for futures contracts	183,745	—	1,500,470
Variation margin receivable	2,630	—	56,397
Receivable for investments sold	9,571,256	1,602,005	5,573,997
Receivable for shares sold	336,663	129,540	76,296
Interest and dividends receivable	1,285,741	414,163	753,201
Other assets	52,071	33,189	39,432

Total Assets	330,394,099	215,343,157	144,640,872

Liabilities:
Payable for investments purchased	4,551,058	1,908,798	1,615,221
Payable for shares redeemed	567,528	113,821	253,560
Payable to advisor	197,161	174,556	119,571
Payable for distribution and service fees	61,561	19,543	35,368
Payable to trustees	6,620	4,780	1,557
Payable for chief compliance officer fee	1,380	1,034	242
Payable for legal and audit fees	11,519	21,361	15,019
Accrued expenses and other liabilities	77,541	52,143	28,758

Total Liabilities	5,474,368	2,296,036	2,069,296

Net Assets	$324,919,731	$213,047,121	$142,571,576

Net Assets Consist of:
Paid-in capital	$304,144,831	$372,621,814	$140,989,361
Accumulated net investment income/(loss)	(2,857,636)	(2,598,514)	430,500
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(15,138,090)	(205,112,678)	(3,667,316)
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	38,770,626	48,136,499	4,819,031

Total Net Assets	$324,919,731	$213,047,121	$142,571,576

Investments, at Cost	$274,364,454	$159,183,051	$119,540,466

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$9.97	$17.82	$23.42
Net Assets	$125,058,082	$35,144,689	$107,952,496
Shares of beneficial interest outstanding	12,545,455	1,972,129	4,610,167
Institutional Class:
Net Asset Value, offering and redemption price per share	$8.30	$17.84	$23.42
Net Assets	$90,654,232	$170,332,565	$31,959,703
Shares of beneficial interest outstanding	10,926,018	9,549,368	1,364,756
Class A:
Net Asset Value, offering and redemption price per share	$9.97	—	—
Net Assets	$3,414,629	—	—
Shares of beneficial interest outstanding	342,546	—	—
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$10.58	—	—

See Notes to Financial Statements	71	June 30, 2014

Statement of Assets and Liabilities (Unaudited)

	Forward International Dividend Fund (continued)	Forward International Small Companies Fund (continued)	Forward Select EM Dividend Fund (continued)
Class C:
Net Asset Value, offering and redemption price per share	$9.95	—	$23.39
Net Assets	$9,583,820	—	$1,537,029
Shares of beneficial interest outstanding	963,313	—	65,721
Advisor Class:
Net Asset Value, offering and redemption price per share	$8.30	$17.85	$23.41
Net Assets	$96,208,968	$7,569,867	$1,122,348
Shares of beneficial interest outstanding	11,597,234	424,076	47,949

June 30, 2014	72	See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

	Forward Small Cap Equity Fund	Forward Tactical Enhanced Fund	Forward Tactical Growth Fund
Assets:
Investments in affiliates, at value	$350,051	$—	$—
Investments, at value	29,976,350	56,954,520	871,218,513
Cash	1,353,854	56,964,071	65,252,073
Deposit with broker for futures contracts	445,494	—	16,519,931
Variation margin receivable	22,879	—	3,249,365
Receivable for investments sold	530,470	56,655,429	—
Receivable for shares sold	1,047	30,369	1,587,635
Interest and dividends receivable	18,341	272,577	938,088
Other assets	20,962	30,307	85,017

Total Assets	32,719,448	170,907,273	958,850,622

Liabilities:
Payable for investments purchased	581,911	56,825,840	—
Payable for shares redeemed	12,138	103,983	1,540,127
Payable to advisor	13,504	107,629	905,265
Payable for distribution and service fees	8,335	14,148	211,860
Payable to trustees	760	2,638	21,246
Payable for chief compliance officer fee	178	560	4,370
Payable for legal and audit fees	14,964	11,315	2,040
Accrued expenses and other liabilities	12,535	18,274	201,493

Total Liabilities	644,325	57,084,387	2,886,401

Net Assets	$32,075,123	$113,822,886	$955,964,221

Net Assets Consist of:
Paid-in capital	$56,304,699	$109,091,779	$939,112,622
Accumulated net investment loss	(95,100)	(548,056)	(5,967,863)
Accumulated net realized gain/(loss) on investments and futures contracts	(28,700,136)	5,150,483	14,826,547
Net unrealized appreciation on investments and futures contracts	4,565,660	128,680	7,992,915

Total Net Assets	$32,075,123	$113,822,886	$955,964,221

Investments in Affiliates, At Cost	$350,051	—	—

Investments, at Cost	$25,433,569	$56,825,840	$866,474,963

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$22.53	$26.91	$25.52
Net Assets	$24,595,404	$14,626,545	$162,384,122
Shares of beneficial interest outstanding	1,091,498	543,459	6,363,485
Institutional Class:
Net Asset Value, offering and redemption price per share	$23.75	$27.18	$25.96
Net Assets	$4,706,581	$15,793,844	$64,003,534
Shares of beneficial interest outstanding	198,176	581,149	2,465,615
Class A:
Net Asset Value, offering and redemption price per share	—	$26.79	$25.29
Net Assets	—	$1,380,053	$71,676,173
Shares of beneficial interest outstanding	—	51,517	2,834,165
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	—	$28.42	$26.83

See Notes to Financial Statements	73	June 30, 2014

Statement of Assets and Liabilities (Unaudited)

	Forward Small Cap Equity Fund (continued)	Forward Tactical Enhanced Fund (continued)	Forward Tactical Growth Fund (continued)
Class C:
Net Asset Value, offering and redemption price per share	—	$26.46	$24.69
Net Assets	—	$1,652,421	$93,002,592
Shares of beneficial interest outstanding	—	62,445	3,767,451
Advisor Class:
Net Asset Value, offering and redemption price per share	$23.64	$27.15	$25.96
Net Assets	$2,773,138	$80,370,023	$564,897,800
Shares of beneficial interest outstanding	117,306	2,960,537	21,759,423

June 30, 2014	74	See Notes to Financial Statements

Consolidated Statement of Assets and Liabilities (Unaudited)

	Forward Commodity Long/Short Strategy Fund	Forward Managed Futures Strategy Fund
Assets:
Investments, at value	$86,202,214	$5,631,660
Cash	13,687,383	—
Deposit with broker for swap contracts	14,474,080	1,787,628
Unrealized gain on swap contracts	—	130,385
Receivable for investments sold	31,980	600,066
Receivable for shares sold	162,587	—
Interest and dividends receivable	262,986	—
Other assets	31,287	24,733

Total Assets	114,852,517	8,174,472

Liabilities:
Payable to custodian	—	89,472
Unrealized loss on swap contracts	165,536	—
Payable for swap contract payments	91,842	11,943
Payable for investments purchased	249,995	—
Payable for shares redeemed	292,039	135
Payable to advisor	94,613	1,082
Payable for distribution and service fees	17,240	1,115
Payable to trustees	2,843	232
Payable for chief compliance officer fee	675	49
Payable for legal and audit fees	30,840	31,235
Accrued expenses and other liabilities	37,154	5,155

Total Liabilities	982,777	140,418

Net Assets	$113,869,740	$8,034,054

Net Assets Consist of:
Paid-in capital	$115,004,289	$8,046,914
Accumulated net investment loss	(387,316)	(80,559)
Accumulated net realized loss on investments and swap contracts	(1,024,293)	(105,112)
Net unrealized appreciation on investments and swap contracts	277,060	172,811

Total Net Assets	$113,869,740	$8,034,054

Investments, At Cost	$85,759,618	$5,589,234

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$20.67	$20.05
Net Assets	$23,747,106	$1,130,420
Shares of beneficial interest outstanding	1,149,137	56,388
Institutional Class:
Net Asset Value, offering and redemption price per share	$20.83	$20.15
Net Assets	$29,083,343	$860,701
Shares of beneficial interest outstanding	1,396,060	42,718

See Notes to Financial Statements	75	June 30, 2014

Consolidated Statement of Assets and Liabilities (Unaudited)

	Forward Commodity Long/Short Strategy Fund (continued)	Forward Managed Futures Strategy Fund (continued)
Class C:
Net Asset Value, offering and redemption price per share	$20.43	$19.88
Net Assets	$4,300,196	$874,569
Shares of beneficial interest outstanding	210,518	43,988
Advisor Class:
Net Asset Value, offering and redemption price per share	$20.75	—
Net Assets	$52,097,045	—
Shares of beneficial interest outstanding	2,510,563	—
Class Z:
Net Asset Value, offering and redemption price per share	$20.82	$20.15
Net Assets	$4,642,050	$5,168,364
Shares of beneficial interest outstanding	222,962	256,465

June 30, 2014	76	See Notes to Financial Statements

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	Forward Credit Analysis Long/Short Fund	Forward Dynamic Income Fund	Forward EM Corporate Debt Fund
Investment Income:
Interest	$2,564,976	$182	$16,504,293
Dividends	—	244,737	58,806
Foreign taxes withheld	—	(10,514)	(8,821)

Total Investment Income	2,564,976	234,405	16,554,278

Expenses:
Interest on loan	—	—	342,991
Investment advisory fee	562,395	19,393	1,188,403
Administration fee	36,390	3,911	96,355
Custodian fee	10,057	2,614	37,931
Legal and audit fees	48,487	10,926	53,833
Transfer agent fee	92,295	639	167,605
Trustees’ fees and expenses	7,873	228	22,659
Registration/filing fees	39,230	16,412	24,049
Reports to shareholder and printing fees	2,156	1,039	27,821
Distribution and service fees
Investor Class	116,497	—	605,952
Institutional Class	7,293	899	8,411
Class A	12,654	772	—
Class C	52,209	—	9,819
Advisor Class	5,008	—	506
Chief compliance officer fee	3,769	108	10,596
ReFlow fees (Note 2)	32,604	—	1,700
Other	16,584	535	9,490

Total expenses before waiver	1,045,501	57,476	2,608,121
Less fees waived/reimbursed by investment advisor (Note 3)	(72,687)	(31,757)	(25,830)

Total Net Expenses	972,814	25,719	2,582,291

Net Investment Income:	1,592,162	208,686	13,971,987

Net realized gain/(loss) on investments	1,321,326	134,795	(9,145,403)
Net realized gain/(loss) on futures contracts	(470,619)	57,412	(156,218)
Net realized gain on swap contracts	16,947	—	400,480
Net realized loss on foreign currency	—	(3,311)	(2,907,834)
Net change in unrealized appreciation on investments	5,683,522	75,102	14,065,903
Net change in unrealized appreciation/(depreciation) on futures contracts	(74,285)	1,313	(479,055)
Net change in unrealized appreciation/(depreciation) on forward currency contracts and translation of assets and liabilities in foreign currency transactions	—	21	(167,022)

Net Realized and Unrealized Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Translations	6,476,891	265,332	1,610,851

Net Increase in Net Assets Resulting From Operations	$8,069,053	$474,018	$15,582,838

See Notes to Financial Statements	77	June 30, 2014

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	Forward Emerging Markets Fund	Forward Endurance Long/Short Fund	Forward Global Dividend Fund
Investment Income:
Interest	$419	$202	$27,115
Dividends	273,775	17,695	654,889
Foreign taxes withheld	(26,974)	(9)	(49,547)

Total Investment Income	247,220	17,888	632,457

Expenses:
Dividend expense on short sales	—	7,427	—
Investment advisory fee	73,543	42,361	75,768
Interest on short sales	—	10,588	—
Administration fee	9,524	4,946	11,220
Custodian fee	6,014	3,345	6,285
Legal and audit fees	16,592	17,858	16,390
Transfer agent fee	5,621	989	4,572
Trustees’ fees and expenses	850	415	1,331
Registration/filing fees	17,407	9,559	17,355
Reports to shareholder and printing fees	3,263	889	1,897
Distribution and service fees
Investor Class	10,503	459	877
Institutional Class	1,668	1,355	1,680
Class A	—	—	32,402
Advisor Class	723	—	—
Chief compliance officer fee	409	196	630
ReFlow fees (Note 2)	—	—	4,733
Other	2,991	1,102	1,701

Total expenses before waiver	149,108	101,489	176,841
Less fees waived/reimbursed by investment advisor (Note 3)	(46,625)	(26,873)	(52,886)

Total Net Expenses	102,483	74,616	123,955

Net Investment Income/(Loss):	144,737	(56,728)	508,502

Net realized gain on investments	265,717	260,256	1,022,389
Net realized gain on securities sold short	—	30,440	—
Net realized loss on written option contracts	—	(13,403)	—
Net realized gain on futures contracts	17,658	—	—
Net realized gain/(loss) on foreign currency	(126,976)	(975)	16,583
Net change in unrealized appreciation/(depreciation) on investments	750,416	(573,245)	(596,296)
Net change in unrealized appreciation on securities sold short	—	31,721	—
Net change in unrealized depreciation on written option contracts	—	(2,139)	—
Net change in unrealized depreciation on futures contracts	(2,796)	—	—
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	(17)	—	29

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Option Contracts, Futures Contracts and Foreign Currency Translations	904,002	(267,345)	442,705

Net Increase/(Decrease) in Net Assets Resulting From Operations	$1,048,739	$(324,073)	$951,207

June 30, 2014	78	See Notes to Financial Statements

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	Forward International Dividend Fund	Forward International Small Companies Fund	Forward Select EM Dividend Fund
Investment Income:
Interest	$750,430	$3,615	$205,538
Dividends	11,119,851	3,195,186	2,726,866
Foreign taxes withheld	(1,096,116)	(295,913)	(272,676)

Total Investment Income	10,774,165	2,902,888	2,659,728

Expenses:
Interest and commitment fees on loan	209,713	—	33,029
Investment advisory fee	1,208,083	1,033,986	353,991
Administration fee	85,502	74,378	26,704
Custodian fee	41,267	14,206	24,676
Legal and audit fees	40,818	41,215	19,457
Transfer agent fee	41,698	62,073	13,258
Trustees’ fees and expenses	19,197	13,997	3,458
Registration/filing fees	35,342	19,469	26,157
Reports to shareholder and printing fees	15,219	23,471	4,685
Distribution and service fees
Investor Class	221,255	73,323	81,093
Institutional Class	23,190	41,477	5,349
Class A	8,052	—	—
Class C	42,275	—	6,982
Advisor Class	37,163	2,114	512
Chief compliance officer fee	8,943	6,535	1,611
Other	15,525	10,517	6,100

Total expenses before waiver	2,053,242	1,416,761	607,062
Less fees waived/reimbursed by investment advisor (Note 3)	(152,843)	(4,136)	(50,248)

Total Net Expenses	1,900,399	1,412,625	556,814

Net Investment Income:	8,873,766	1,490,263	2,102,914

Net realized gain/(loss) on investments	229,983	13,340,539	(569,195)
Net realized gain on futures contracts	—	—	583,778
Net realized loss on foreign currency	(743,853)	(1,107,074)	(608,089)
Net change in unrealized appreciation/(depreciation) on investments	6,950,268	(8,249,921)	2,723,287
Net change in unrealized appreciation on futures contracts	2,630	—	56,397
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	(10,360)	4,172	(19,959)

Net Realized and Unrealized Gain on Investments, Futures Contracts and Foreign Currency Translations	6,428,668	3,987,716	2,166,219

Net Increase in Net Assets Resulting From Operations	$15,302,434	$5,477,979	$4,269,133

See Notes to Financial Statements	79	June 30, 2014

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	Forward Small Cap Equity Fund	Forward Tactical Enhanced Fund	Forward Tactical Growth Fund
Investment Income:
Interest	$386	$19,808	$239,588
Dividends	131,263	272,577	1,414,232
Dividends from affiliated investment company shares	17	—	—

Total Investment Income	131,666	292,385	1,653,820

Expenses:
Investment advisory fee	138,075	629,580	5,396,602
Administration fee	14,118	31,410	232,394
Custodian fee	1,057	1,852	7,151
Legal and audit fees	17,086	21,601	105,663
Transfer agent fee	24,961	33,390	290,824
Trustees’ fees and expenses	2,246	7,359	63,290
Registration/filing fees	17,772	23,206	49,939
Reports to shareholder and printing fees	11,179	3,945	77,235
Distribution and service fees
Investor Class	45,222	22,706	319,918
Institutional Class	1,252	4,410	15,449
Class A	—	7,338	273,207
Class C	—	8,376	469,963
Advisor Class	1,384	38,078	261,723
Chief compliance officer fee	1,052	3,466	29,583
Other	1,867	3,724	28,742

Total expenses before waiver	277,271	840,441	7,621,683
Less fees waived/reimbursed by investment advisor (Note 3)	(52,354)	—	—
Affiliated management fee waiver (Note 2)	(139)	—	—

Total Net Expenses	224,778	840,441	7,621,683

Net Investment Loss:	(93,112)	(548,056)	(5,967,863)

Net realized gain/(loss) on investments	3,090,543	5,792,910	(8,348,281)
Net realized gain on futures contracts	104,358	—	36,009,356
Net change in unrealized depreciation on investments	(2,311,760)	(8,433)	(4,400,307)
Net change in unrealized depreciation on futures contracts	(38,170)	—	(9,290,694)

Net Realized and Unrealized Gain on Investments and Futures Contracts	844,971	5,784,477	13,970,074

Net Increase in Net Assets Resulting From Operations	$751,859	$5,236,421	$8,002,211

June 30, 2014	80	See Notes to Financial Statements

Consolidated Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	Forward Commodity Long/Short Strategy Fund	Forward Managed Futures Strategy Fund
Investment Income:
Interest	$523,204	$264
Dividends	—	28,100

Total Investment Income	523,204	28,364

Expenses:
Investment advisory fee	582,902	44,720
Administration fee	83,490	33,682
Custodian fee	945	96
Legal and audit fees	48,206	34,398
Transfer agent fee	33,298	1,486
Trustees’ fees and expenses	8,139	616
Registration/filing fees	24,038	16,527
Reports to shareholder and printing fees	16,854	2,145
Distribution and service fees
Investor Class	46,455	2,355
Institutional Class	7,348	214
Class C	23,618	4,338
Advisor Class	26,758	—
Chief compliance officer fee	3,789	292
Other	4,680	1,093

Total expenses before waiver	910,520	141,962
Less fees waived/reimbursed by investment advisor (Note 3)	—	(33,039)

Total Net Expenses	910,520	108,923

Net Investment Loss:	(387,316)	(80,559)

Net realized gain/(loss) on investments	(28,846)	5,350
Net realized loss on swap contracts	(471,193)	(110,572)
Net change in unrealized appreciation on investments	324,537	56,323
Net change in unrealized appreciation/(depreciation) on swap contracts	(1,595,609)	515

Net Realized and Unrealized Loss on Investments and Swap Contracts	(1,771,111)	(48,384)

Net Decrease in Net Assets Resulting From Operations	$(2,158,427)	$(128,943)

See Notes to Financial Statements	81	June 30, 2014

Statement of Changes in Net Assets

	Forward Credit Analysis Long/Short Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations:
Net investment income	$1,592,162	$21,559,570
Net realized gain/(loss) on investments	1,321,326	(103,820,555)
Net realized gain on securities sold short	—	8,456,624
Net realized loss on futures contracts	(470,619)	—
Net realized gain on swap contracts	16,947	—
Net change in unrealized appreciation/(depreciation) on investments, securities sold short and futures contracts	5,609,237	(25,759,035)

Net increase/(decrease) in net assets resulting from operations	8,069,053	(99,563,396)

Distributions to Shareholders:
From net investment income
Investor Class	(853,449)	(10,664,545)
Institutional Class	(399,067)	(6,627,851)
Class A	(65,079)	(601,800)
Class C	(132,889)	(838,927)
Advisor Class	(167,684)	(3,117,408)
From net realized gains on investments
Investor Class	—	(1,773,856)
Institutional Class	—	(1,377,208)
Class A	—	(146,423)
Class C	—	(339,605)
Advisor Class	—	(415,008)

Total distributions	(1,618,168)	(25,902,631)

Share Transactions:
Investor Class
Proceeds from sale of shares	25,240,182	268,133,272
Issued to shareholders in reinvestment of distributions	658,276	10,571,640
Cost of shares redeemed	(32,986,369)	(497,227,717)

Net decrease from share transactions	(7,087,911)	(218,522,805)

Institutional Class
Proceeds from sale of shares	19,640,130	150,897,820
Issued to shareholders in reinvestment of distributions	351,023	7,142,915
Cost of shares redeemed	(43,026,713)	(294,096,087)

Net decrease from share transactions	(23,035,560)	(136,055,352)

Class A
Proceeds from sale of shares	1,450,629	7,443,356
Issued to shareholders in reinvestment of distributions	30,954	356,428
Cost of shares redeemed	(1,838,135)	(18,153,576)

Net decrease from share transactions	(356,552)	(10,353,792)

Class C
Proceeds from sale of shares	2,575,696	6,873,999
Issued to shareholders in reinvestment of distributions	91,488	837,571
Cost of shares redeemed	(3,002,588)	(20,577,094)

Net decrease from share transactions	(335,404)	(12,865,524)

June 30, 2014	82	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Credit Analysis Long/Short Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Advisor Class
Proceeds from sale of shares	7,111,109	82,924,845
Issued to shareholders in reinvestment of distributions	65,049	1,709,825
Cost of shares redeemed	(8,642,210)	(156,879,686)

Net decrease from share transactions	(1,466,052)	(72,245,016)

Net decrease in net assets	$(25,830,594)	$(575,508,516)

Net Assets:
Beginning of period	126,137,024	701,645,540

End of period (including accumulated net investment income of $35,309 and $61,315, respectively)	$100,306,430	$126,137,024

Changes in Shares Outstanding:
Investor Class
Sold	3,486,857	30,799,531
Distributions reinvested	89,599	1,334,251
Redeemed	(4,496,678)	(62,155,904)

Net decrease in shares outstanding	(920,222)	(30,022,122)

Institutional Class
Sold	2,744,679	17,883,808
Distributions reinvested	48,157	914,396
Redeemed	(5,956,587)	(36,751,346)

Net decrease in shares outstanding	(3,163,751)	(17,953,142)

Class A
Sold	198,883	843,460
Distributions reinvested	4,224	45,907
Redeemed	(251,358)	(2,315,909)

Net decrease in shares outstanding	(48,251)	(1,426,542)

Class C
Sold	348,350	783,833
Distributions reinvested	12,458	109,271
Redeemed	(409,213)	(2,621,253)

Net decrease in shares outstanding	(48,405)	(1,728,149)

Advisor Class
Sold	970,671	9,525,404
Distributions reinvested	8,885	213,707
Redeemed	(1,192,409)	(19,460,927)

Net decrease in shares outstanding	(212,853)	(9,721,816)

(a) Prior to May 1, 2013, the Forward Credit Analysis Long/Short Fund Advisor Class was known as the Forward Credit Analysis Long/Short Fund Class M.

See Notes to Financial Statements	83	June 30, 2014

Statement of Changes in Net Assets

	Forward Dynamic Income Fund
	Six Months Ended June 30, 2014 (Unaudited)	Period Ended December 31, 2013(a)
Operations:
Net investment income	$208,686	$71,578
Net realized gain/(loss) on investments	134,795	(25,099)
Net realized gain on futures contracts	57,412	14,792
Net realized loss on foreign currency transactions	(3,311)	(468)
Long-term capital gain distributions from other investment companies	—	3,480
Net change in unrealized appreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	76,436	28,635

Net increase in net assets resulting from operations	474,018	92,918

Distributions to Shareholders:
From net investment income
Institutional Class	(185,585)	(81,366)
Class A	(13,909)	(6,525)
From net realized gains on investments
Institutional Class	—	(1,181)
Class A	—	(95)
From return of capital
Institutional Class	—	(3,673)
Class A	—	(295)

Total distributions	(199,494)	(93,135)

Share Transactions:
Institutional Class
Proceeds from sale of shares	2,207,192	2,960,001
Issued to shareholders in reinvestment of distributions	97,889	26,900
Cost of shares redeemed	(11,572)	—

Net increase from share transactions	2,293,509	2,986,901

Class A
Proceeds from sale of shares	82,854	217,242
Issued to shareholders in reinvestment of distributions	13,090	6,915
Cost of shares redeemed	(4,814)	—

Net increase from share transactions	91,130	224,157

Net increase in net assets	$2,659,163	$3,210,841

Net Assets:
Beginning of period	3,210,841	—

End of period (including accumulated net investment income/(loss) of $5,640 and $(3,552))	$5,870,004	$3,210,841

June 30, 2014	84	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Dynamic Income Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Period Ended December 31, 2013(a)
Changes in Shares Outstanding:
Institutional Class
Sold	85,030	118,732
Distributions reinvested	3,834	1,082
Redeemed	(446)	—

Net increase in shares outstanding	88,418	119,814

Class A
Sold	3,281	8,696
Distributions reinvested	517	278
Redeemed	(185)	—

Net increase in shares outstanding	3,613	8,974

(a) The Forward Dynamic Income Fund commenced operations on August 1, 2013.

See Notes to Financial Statements	85	June 30, 2014

Statement of Changes in Net Assets

	Forward EM Corporate Debt Fund
	Six Months Ended June 30, 2014(a) (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment income	$13,971,987	$19,652,635
Net realized loss on investments	(9,145,403)	(1,475,711)
Net realized loss on futures contracts	(156,218)	(327,372)
Net realized gain/(loss) on swap contracts	400,480	(690,542)
Net realized loss on foreign currency transactions	(2,907,834)	(1,681,644)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	13,419,826	(13,512,075)

Net increase in net assets resulting from operations	15,582,838	1,965,291

Distributions to Shareholders:
From net investment income
Investor Class	(9,942,692)	(17,399,347)
Institutional Class	(1,191,460)	(2,117,285)
Class C	(59,807)	(108,774)
Advisor Class	(50,412)	—

Total distributions	(11,244,371)	(19,625,406)

Share Transactions:
Investor Class
Proceeds from sale of shares	88,679,844	210,423,916
Issued to shareholders in reinvestment of distributions	7,073,655	11,561,962
Cost of shares redeemed	(56,993,993)	(70,112,973)

Net increase from share transactions	38,759,506	151,872,905

Institutional Class
Proceeds from sale of shares	29,093,848	30,725,793
Issued to shareholders in reinvestment of distributions	556,159	671,469
Cost of shares redeemed	(21,582,369)	(28,348,889)

Net increase from share transactions	8,067,638	3,048,373

Class C
Proceeds from sale of shares	491,383	433,831
Issued to shareholders in reinvestment of distributions	28,944	40,035
Cost of shares redeemed	(171,320)	(140,431)

Net increase from share transactions	349,007	333,435

Advisor Class
Proceeds from sale of shares	3,016,471	—

Net increase from share transactions	3,016,471	—

Net increase in net assets	$54,531,089	$137,594,598

Net Assets:
Beginning of period	341,066,318	203,471,720

End of period (including accumulated net investment income of $2,797,697 and $70,081, respectively)	$395,597,407	$341,066,318

June 30, 2014	86	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward EM Corporate Debt Fund (continued)
	Six Months Ended June 30, 2014(a) (Unaudited)	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	9,359,832	21,563,106
Distributions reinvested	751,675	1,221,019
Redeemed	(6,066,220)	(7,309,079)

Net increase in shares outstanding	4,045,287	15,475,046

Institutional Class
Sold	3,081,721	3,170,523
Distributions reinvested	59,280	71,188
Redeemed	(2,311,113)	(2,905,393)

Net increase in shares outstanding	829,888	336,318

Class C
Sold	52,060	43,893
Distributions reinvested	3,062	4,209
Redeemed	(18,154)	(14,729)

Net increase in shares outstanding	36,968	33,373

Advisor Class
Sold	325,051	—

Net increase in shares outstanding	325,051	—

(a) The Forward EM Corporate Debt Fund began offering Advisor Class shares on May 1, 2014.

See Notes to Financial Statements	87	June 30, 2014

Statement of Changes in Net Assets

	Forward Emerging Markets Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations:
Net investment income	$144,737	$206,119
Net realized gain on investments	265,717	623,151
Net realized gain/(loss) on futures contracts	17,658	(14,349)
Net realized loss on foreign currency transactions	(126,976)	(168,983)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	747,603	(477,922)

Net increase in net assets resulting from operations	1,048,739	168,016

Distributions to Shareholders:
From net investment income
Investor Class	—	(69,187)
Institutional Class	—	(103,296)
Advisor Class	—	(17,507)

Total distributions	—	(189,990)

Share Transactions:
Investor Class
Proceeds from sale of shares	3,223,217	6,092,620
Issued to shareholders in reinvestment of distributions	—	65,054
Cost of shares redeemed	(1,384,109)	(7,153,946)

Net increase/(decrease) from share transactions	1,839,108	(996,272)

Institutional Class
Proceeds from sale of shares	509,306	11,177,274
Issued to shareholders in reinvestment of distributions	—	42,315
Cost of shares redeemed	(1,034,632)	(8,740,881)

Net increase/(decrease) from share transactions	(525,326)	2,478,708

Advisor Class
Proceeds from sale of shares	625,745	859,678
Issued to shareholders in reinvestment of distributions	—	16,850
Cost of shares redeemed	(154,948)	(302,627)

Net increase from share transactions	470,797	573,901

Net increase in net assets	$2,833,318	$2,034,363

Net Assets:
Beginning of period	13,182,812	11,148,449

End of period (including accumulated net investment income of $150,369 and $5,632, respectively)	$16,016,130	$13,182,812

Changes in Shares Outstanding:
Investor Class
Sold	289,804	560,386
Distributions reinvested	—	6,225
Redeemed	(126,513)	(665,186)

Net increase/(decrease) in shares outstanding	163,291	(98,575)

Institutional Class
Sold	45,303	1,002,240
Distributions reinvested	—	4,000
Redeemed	(95,502)	(773,601)

Net increase/(decrease) in shares outstanding	(50,199)	232,639

Advisor Class
Sold	54,910	75,511
Distributions reinvested	—	1,549
Redeemed	(13,996)	(27,012)

Net increase in shares outstanding	40,914	50,048

(a) Prior to May 1, 2013, the Forward Emerging Markets Fund Advisor Class was known as the Forward Emerging Markets Fund Class M.

June 30, 2014	88	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Endurance Long/Short Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment loss	$(56,728)	$(101,274)
Net realized gain on investments	260,256	910,164
Net realized gain/(loss) on securities sold short	30,440	(374,589)
Net realized gain/(loss) on written option contracts	(13,403)	18,513
Net realized loss on foreign currency transactions	(975)	(2,215)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short and written option contracts	(543,663)	581,224

Net increase/(decrease) in net assets resulting from operations	(324,073)	1,031,823

Distributions To Shareholders:
From net realized gains on investments
Investor Class	—	(12,651)
Institutional Class	—	(354,754)

Total distributions	—	(367,405)

Share Transactions:
Investor Class
Proceeds from sale of shares	15,209	—
Issued to shareholders in reinvestment of distributions	—	12,651
Cost of shares redeemed	—	(16,226)

Net increase/(decrease) from share transactions	15,209	(3,575)

Institutional Class
Proceeds from sale of shares	157,770	1,227,894
Issued to shareholders in reinvestment of distributions	—	190,191
Cost of shares redeemed	(3,395,708)	(397,888)

Net increase/(decrease) from share transactions	(3,237,938)	1,020,197

Net increase/(decrease) in net assets	$(3,546,802)	$1,681,040

Net Assets:
Beginning of period	6,539,327	4,858,287

End of period (including accumulated net investment loss of $(56,728) and $0, respectively)	$2,992,525	$6,539,327

Changes in Shares Outstanding:
Investor Class
Sold	525	—
Distributions reinvested	—	444
Redeemed	—	(581)

Net increase/(decrease) in shares outstanding	525	(137)

Institutional Class
Sold	5,442	42,558
Distributions reinvested	—	6,632
Redeemed	(123,117)	(14,667)

Net increase/(decrease) in shares outstanding	(117,675)	34,523

See Notes to Financial Statements	89	June 30, 2014

Statement of Changes in Net Assets

	Forward Global Dividend Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations:
Net investment income	$508,502	$843,075
Net realized gain on investments	1,022,389	2,141,227
Net realized gain/(loss) on foreign currency transactions	16,583	(108,871)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(596,267)	452,709

Net increase in net assets resulting from operations	951,207	3,328,140

Distributions to Shareholders:
From net investment income
Investor Class	(11,343)	(30,908)
Institutional Class	(175,587)	(379,549)
Class A	(298,586)	(392,906)

Total distributions	(485,516)	(803,363)

Share Transactions:
Investor Class
Proceeds from sale of shares	4,035	386,336
Issued to shareholders in reinvestment of distributions	10,251	30,614
Cost of shares redeemed	(27,472)	(3,474,988)

Net decrease from share transactions	(13,186)	(3,058,038)

Institutional Class
Proceeds from sale of shares	2,572,509	5,184,237
Issued to shareholders in reinvestment of distributions	62,252	192,182
Cost of shares redeemed	(8,681,047)	(6,795,748)

Net decrease from share transactions	(6,046,286)	(1,419,329)

Class A
Proceeds from sale of shares	626,447	2,901,402
Issued to shareholders in reinvestment of distributions	292,537	266,120
Cost of shares redeemed	(515,687)	(3,206,046)

Net increase/(decrease) from share transactions	403,297	(38,524)

Net decrease in net assets	$(5,190,484)	$(1,991,114)

Net Assets:
Beginning of period	21,481,633	23,472,747

End of period (including accumulated net investment income/(loss) of $19,949 and $(3,037), respectively)	$16,291,149	$21,481,633

Changes in Shares Outstanding:
Investor Class
Sold	335	32,920
Distributions reinvested	853	2,650
Redeemed	(2,324)	(300,919)

Net decrease in shares outstanding	(1,136)	(265,349)

Institutional Class
Sold	216,012	451,119
Distributions reinvested	5,289	16,712
Redeemed	(729,408)	(597,292)

Net decrease in shares outstanding	(508,107)	(129,461)

Class A
Sold	52,345	249,485
Distributions reinvested	24,333	22,763
Redeemed	(42,835)	(279,635)

Net increase/(decrease) in shares outstanding	33,843	(7,387)

(a) Prior to February 20, 2013 the Forward Global Dividend Fund was known as the Forward Large Cap Dividend Fund.

June 30, 2014	90	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward International Dividend Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)(b)
Operations:
Net investment income	$8,873,766	$12,066,356
Net realized gain/(loss) on investments	229,983	(6,078,436)
Net realized loss on futures contracts	—	(871,955)
Net realized loss on foreign currency transactions	(743,853)	(2,397,357)
Net change in unrealized appreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	6,942,538	21,404,315

Net increase in net assets resulting from operations	15,302,434	24,122,923

Distributions to Shareholders:
From net investment income
Investor Class	(3,262,541)	(4,766,594)
Institutional Class	(3,502,947)	(5,314,989)
Class A	(84,826)	(71,834)
Class C	(229,075)	(187,947)
Advisor Class	(2,854,629)	(2,601,974)

Total distributions	(9,934,018)	(12,943,338)

Share Transactions:
Investor Class
Proceeds from sale of shares	47,572,884	158,560,047
Issued to shareholders in reinvestment of distributions	1,212,147	1,625,180
Cost of shares redeemed	(35,941,955)	(103,212,068)

Net increase from share transactions	12,843,076	56,973,159

Institutional Class
Proceeds from sale of shares	30,290,707	72,389,827
Issued to shareholders in reinvestment of distributions	1,128,056	1,445,098
Cost of shares redeemed	(34,750,745)	(68,918,628)

Net increase/(decrease) from share transactions	(3,331,982)	4,916,297

Class A
Proceeds from sale of shares	914,500	2,756,238
Issued to shareholders in reinvestment of distributions	45,143	27,253
Cost of shares redeemed	(309,791)	(92,476)

Net increase from share transactions	649,852	2,691,015

Class C
Proceeds from sale of shares	2,525,654	7,081,632
Issued to shareholders in reinvestment of distributions	211,609	177,107
Cost of shares redeemed	(969,621)	(707,146)

Net increase from share transactions	1,767,642	6,551,593

Advisor Class
Proceeds from sale of shares	39,529,544	50,703,002
Issued to shareholders in reinvestment of distributions	2,620,485	2,576,489
Cost of shares redeemed	(12,561,036)	(9,299,320)

Net increase from share transactions	29,588,993	43,980,171

Net increase in net assets	$46,885,997	$126,291,820

Net Assets:
Beginning of period	278,033,734	151,741,914

End of period (including accumulated net investment loss of $(2,857,636) and $(1,797,384), respectively)	$324,919,731	$278,033,734

See Notes to Financial Statements	91	June 30, 2014

Statement of Changes in Net Assets

	Forward International Dividend Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)(b)
Changes in Shares Outstanding:
Investor Class
Sold	4,868,740	16,714,218
Distributions reinvested	124,520	170,234
Redeemed	(3,733,943)	(10,958,739)

Net increase in shares outstanding	1,259,317	5,925,713

Institutional Class
Sold	3,719,371	9,025,177
Distributions reinvested	138,924	180,352
Redeemed	(4,267,910)	(8,606,776)

Net increase/(decrease) in shares outstanding	(409,615)	598,753

Class A
Sold	93,225	283,537
Distributions reinvested	4,638	2,855
Redeemed	(31,897)	(9,812)

Net increase in shares outstanding	65,966	276,580

Class C
Sold	258,880	742,631
Distributions reinvested	21,781	18,566
Redeemed	(100,617)	(74,434)

Net increase in shares outstanding	180,044	686,763

Advisor Class
Sold	4,862,085	6,292,387
Distributions reinvested	322,627	321,485
Redeemed	(1,539,718)	(1,162,791)

Net increase in shares outstanding	3,644,994	5,451,081

(a) Prior to May 1, 2013, the Forward International Dividend Fund Advisor Class was known as the Forward International Dividend Fund Class M.

(b) The Forward International Dividend Fund began offering Class A shares on May 1, 2013.

June 30, 2014	92	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward International Small Companies Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations:
Net investment income	$1,490,263	$1,324,415
Net realized gain on investments	13,340,539	23,533,695
Net realized loss on foreign currency transactions	(1,107,074)	(3,154,377)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(8,245,749)	24,665,884

Net increase in net assets resulting from operations	5,477,979	46,369,617

Distributions to Shareholders:
From net investment income
Investor Class	—	(719,807)
Institutional Class	—	(3,667,892)
Advisor Class	—	(68,615)

Total distributions	—	(4,456,314)

Share Transactions:
Investor Class
Proceeds from sale of shares	2,159,787	12,488,739
Issued to shareholders in reinvestment of distributions	—	694,371
Cost of shares redeemed	(6,449,037)	(20,992,293)

Net decrease from share transactions	(4,289,250)	(7,809,183)

Institutional Class
Proceeds from sale of shares	19,680,188	67,832,097
Issued to shareholders in reinvestment of distributions	—	2,717,358
Cost of shares redeemed	(20,407,888)	(43,597,743)

Net increase/(decrease) from share transactions	(727,700)	26,951,712

Advisor Class
Proceeds from sale of shares	4,814,086	903,376
Issued to shareholders in reinvestment of distributions	—	68,615
Cost of shares redeemed	(651,338)	(8,723,853)

Net increase/(decrease) from share transactions	4,162,748	(7,751,862)

Net increase in net assets	$4,623,777	$53,303,970

Net Assets:
Beginning of period	208,423,344	155,119,374

End of period (including accumulated net investment loss of $(2,598,514) and $(4,088,777), respectively)	$213,047,121	$208,423,344

Changes in Shares Outstanding:
Investor Class
Sold	122,484	834,062
Distributions reinvested	—	40,512
Redeemed	(365,682)	(1,391,815)

Net decrease in shares outstanding	(243,198)	(517,241)

See Notes to Financial Statements	93	June 30, 2014

Statement of Changes in Net Assets

	Forward International Small Companies Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Institutional Class
Sold	1,124,831	4,458,306
Distributions reinvested	—	158,632
Redeemed	(1,163,160)	(2,802,327)

Net increase/(decrease) in shares outstanding	(38,329)	1,814,611

Advisor Class
Sold	271,721	59,689
Distributions reinvested	—	4,003
Redeemed	(37,336)	(574,635)

Net increase/(decrease) in shares outstanding	234,385	(510,943)

(a) Prior to May 1, 2013, the Forward International Small Companies Fund Advisor Class was known as the Forward International Small Companies Fund Class M.

June 30, 2014	94	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Select EM Dividend Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations:
Net investment income	$2,102,914	$2,701,458
Net realized gain/(loss) on investments	(569,195)	285,603
Net realized gain/(loss) on futures contracts	583,778	(211,311)
Net realized loss on foreign currency transactions	(608,089)	(861,492)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	2,759,725	(232,345)

Net increase in net assets resulting from operations	4,269,133	1,681,913

Distributions to Shareholders:
From net investment income
Investor Class	(979,325)	(1,209,595)
Institutional Class	(679,524)	(1,008,375)
Class C	(40,300)	(55,238)
Advisor Class	(33,571)	(56,310)

Total distributions	(1,732,720)	(2,329,518)

Share Transactions:
Investor Class
Proceeds from sale of shares	95,958,379	70,280,125
Issued to shareholders in reinvestment of distributions	345,224	577,558
Cost of shares redeemed	(13,397,241)	(60,852,035)

Net increase from share transactions	82,906,362	10,005,648

Institutional Class
Proceeds from sale of shares	22,523,746	26,551,296
Issued to shareholders in reinvestment of distributions	229,244	195,181
Cost of shares redeemed	(13,979,272)	(36,123,444)

Net increase/(decrease) from share transactions	8,773,718	(9,376,967)

Class C
Proceeds from sale of shares	223,135	1,275,706
Issued to shareholders in reinvestment of distributions	21,602	27,747
Cost of shares redeemed	(157,801)	(526,858)

Net increase from share transactions	86,936	776,595

Advisor Class
Proceeds from sale of shares	145,803	408,327
Issued to shareholders in reinvestment of distributions	12,871	22,828
Cost of shares redeemed	(123,130)	(539,529)

Net increase/(decrease) from share transactions	35,544	(108,374)

Net increase in net assets	$94,338,973	$649,297

Net Assets:
Beginning of period	48,232,603	47,583,306

End of period (including accumulated net investment income of $430,500 and $60,306, respectively)	$142,571,576	$48,232,603

See Notes to Financial Statements	95	June 30, 2014

Statement of Changes in Net Assets

	Forward Select EM Dividend Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Changes in Shares Outstanding:
Investor Class
Sold	4,158,566	3,058,820
Distributions reinvested	15,434	24,744
Redeemed	(604,442)	(2,616,414)

Net increase in shares outstanding	3,569,558	467,150

Institutional Class
Sold	976,668	1,147,709
Distributions reinvested	10,290	8,614
Redeemed	(622,768)	(1,509,999)

Net increase/(decrease) in shares outstanding	364,190	(353,676)

Class C
Sold	9,868	54,237
Distributions reinvested	977	1,208
Redeemed	(7,142)	(23,349)

Net increase in shares outstanding	3,703	32,096

Advisor Class
Sold	6,440	17,062
Distributions reinvested	580	976
Redeemed	(5,501)	(22,842)

Net increase/(decrease) in shares outstanding	1,519	(4,804)

(a) Prior to May 1, 2013, the Forward Select EM Dividend Fund Advisor Class was known as the Forward Select EM Dividend Fund Class M.

June 30, 2014	96	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Small Cap Equity Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations:
Net investment loss	$(93,112)	$(249,627)
Net realized gain on investments	3,090,543	5,906,931
Net realized gain on futures contracts	104,358	367,077
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(2,349,930)	5,186,231

Net increase in net assets resulting from operations	751,859	11,210,612

Share Transactions:
Investor Class
Proceeds from sale of shares	240,573	1,863,633
Cost of shares redeemed	(2,485,990)	(6,911,007)

Net decrease from share transactions	(2,245,417)	(5,047,374)

Institutional Class
Proceeds from sale of shares	343,871	975,802
Cost of shares redeemed	(2,488,696)	(3,944,305)

Net decrease from share transactions	(2,144,825)	(2,968,503)

Advisor Class
Proceeds from sale of shares	108,813	480,706
Cost of shares redeemed	(494,903)	(1,032,594)

Net decrease from share transactions	(386,090)	(551,888)

Net increase/(decrease) in net assets	$(4,024,473)	$2,642,847

Net Assets:
Beginning of period	36,099,596	33,456,749

End of period (including accumulated net investment loss of $(95,100) and $(1,988), respectively)	$32,075,123	$36,099,596

Changes in Shares Outstanding:
Investor Class
Sold	10,834	94,350
Redeemed	(113,505)	(362,471)

Net decrease in shares outstanding	(102,671)	(268,121)

Institutional Class
Sold	14,493	48,197
Redeemed	(106,577)	(198,998)

Net decrease in shares outstanding	(92,084)	(150,801)

Advisor Class
Sold	4,802	25,025
Redeemed	(21,402)	(51,897)

Net decrease in shares outstanding	(16,600)	(26,872)

(a) Prior to May 1, 2013, the Forward Small Cap Equity Fund Advisor Class was known as the Forward Small Cap Equity Fund Class M.

See Notes to Financial Statements	97	June 30, 2014

Statement of Changes in Net Assets

	Forward Tactical Enhanced Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations:
Net investment loss	$(548,056)	$(1,437,383)
Net realized gain on investments	5,792,910	764,099
Net change in unrealized depreciation on investments	(8,433)	(487,049)

Net increase/(decrease) in net assets resulting from operations	5,236,421	(1,160,333)

Distributions to Shareholders:
From net realized gains on investments
Investor Class	—	(36,284)
Institutional Class	—	(89,057)
Class A	—	(11,016)
Class C	—	(6,312)
Advisor Class	—	(230,333)

Total distributions	—	(373,002)

Share Transactions:
Investor Class
Proceeds from sale of shares	5,511,169	16,824,170
Issued to shareholders in reinvestment of distributions	—	36,104
Cost of shares redeemed	(2,642,397)	(22,411,730)

Net increase/(decrease) from share transactions	2,868,772	(5,551,456)

Institutional Class
Proceeds from sale of shares	17,164,843	23,180,410
Issued to shareholders in reinvestment of distributions	—	81,640
Cost of shares redeemed	(30,481,745)	(12,493,269)

Net increase/(decrease) from share transactions	(13,316,902)	10,768,781

Class A
Proceeds from sale of shares	69,417	665,192
Issued to shareholders in reinvestment of distributions	—	10,560
Cost of shares redeemed	(2,164,251)	(905,932)

Net decrease from share transactions	(2,094,834)	(230,180)

Class C
Proceeds from sale of shares	244,020	740,161
Issued to shareholders in reinvestment of distributions	—	5,686
Cost of shares redeemed	(617,070)	(2,044,035)

Net decrease from share transactions	(373,050)	(1,298,188)

Advisor Class
Proceeds from sale of shares	6,595,054	88,795,793
Issued to shareholders in reinvestment of distributions	—	10,708
Cost of shares redeemed	(4,042,227)	(13,704,889)

Net increase from share transactions	2,552,827	75,101,612

Net increase/(decrease) in net assets	$(5,126,766)	$77,257,234

Net Assets:
Beginning of period	118,949,652	41,692,418

End of period (including accumulated net investment loss of $(548,056) and $0, respectively)	$113,822,886	$118,949,652

June 30, 2014	98	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Tactical Enhanced Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Changes in Shares Outstanding:
Investor Class
Sold	209,348	639,299
Distributions reinvested	—	1,421
Redeemed	(102,144)	(863,576)

Net increase/(decrease) in shares outstanding	107,204	(222,856)

Institutional Class
Sold	653,495	882,310
Distributions reinvested	—	3,188
Redeemed	(1,170,082)	(477,013)

Net increase/(decrease) in shares outstanding	(516,587)	408,485

Class A
Sold	2,587	25,363
Distributions reinvested	—	417
Redeemed	(82,097)	(35,140)

Net decrease in shares outstanding	(79,510)	(9,360)

Class C
Sold	9,370	28,454
Distributions reinvested	—	227
Redeemed	(24,183)	(78,673)

Net decrease in shares outstanding	(14,813)	(49,992)

Advisor Class
Sold	249,709	3,393,469
Distributions reinvested	—	419
Redeemed	(153,416)	(533,161)

Net increase in shares outstanding	96,293	2,860,727

(a) Prior to May 1, 2013, the Forward Tactical Enhanced Fund Advisor Class was known as the Forward Tactical Enhanced Fund Class M.

See Notes to Financial Statements	99	June 30, 2014

Statement of Changes in Net Assets

	Forward Tactical Growth Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations:
Net investment loss	$(5,967,863)	$(12,491,408)
Net realized gain/(loss) on investments	(8,348,281)	30,233,882
Net realized loss on written option contracts	—	(1,902,400)
Net realized gain on futures contracts	36,009,356	100,236,175
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(13,691,001)	15,492,021

Net increase in net assets resulting from operations	8,002,211	131,568,270

Distributions to Shareholders:
From net realized gains on investments
Investor Class	(5,247,604)	(15,422,444)
Institutional Class	(2,028,993)	(5,940,966)
Class A	(2,336,850)	(10,701,030)
Class C	(3,103,397)	(9,401,452)
Advisor Class	(17,986,273)	(47,884,623)

Total distributions	(30,703,117)	(89,350,515)

Share Transactions:
Investor Class
Proceeds from sale of shares	19,469,116	34,831,732
Issued to shareholders in reinvestment of distributions	5,222,416	15,357,174
Cost of shares redeemed	(22,558,684)	(81,539,616)

Net increase/(decrease) from share transactions	2,132,848	(31,350,710)

Institutional Class
Proceeds from sale of shares	7,438,365	14,087,346
Issued to shareholders in reinvestment of distributions	2,008,404	5,885,011
Cost of shares redeemed	(6,772,210)	(22,178,286)

Net increase/(decrease) from share transactions	2,674,559	(2,205,929)

Class A
Proceeds from sale of shares	15,986,023	42,329,021
Issued to shareholders in reinvestment of distributions	2,236,183	10,618,127
Cost of shares redeemed	(53,660,044)	(61,091,242)

Net decrease from share transactions	(35,437,838)	(8,144,094)

Class C
Proceeds from sale of shares	8,352,713	16,893,580
Issued to shareholders in reinvestment of distributions	2,994,100	9,086,049
Cost of shares redeemed	(11,845,149)	(49,588,091)

Net decrease from share transactions	(498,336)	(23,608,462)

Advisor Class
Proceeds from sale of shares	114,112,131	187,512,746
Issued to shareholders in reinvestment of distributions	17,484,881	46,422,997
Cost of shares redeemed	(63,881,032)	(193,538,318)

Net increase from share transactions	67,715,980	40,397,425

Net increase in net assets	$13,886,307	$17,305,985

Net Assets:
Beginning of period	942,077,914	924,771,929

End of period (including accumulated net investment loss of $(5,967,863) and $0, respectively)	$955,964,221	$942,077,914

June 30, 2014	100	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Tactical Growth Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Changes in Shares Outstanding:
Investor Class
Sold	751,004	1,310,221
Distributions reinvested	204,720	594,548
Redeemed	(871,150)	(3,090,894)

Net increase/(decrease) in shares outstanding	84,574	(1,186,125)

Institutional Class
Sold	283,053	520,498
Distributions reinvested	77,395	224,155
Redeemed	(257,690)	(812,455)

Net increase/(decrease) in shares outstanding	102,758	(67,802)

Class A
Sold	623,651	1,599,744
Distributions reinvested	88,457	414,285
Redeemed	(2,091,665)	(2,324,829)

Net decrease in shares outstanding	(1,379,557)	(310,800)

Class C
Sold	332,858	642,839
Distributions reinvested	121,317	361,994
Redeemed	(470,999)	(1,922,246)

Net decrease in shares outstanding	(16,824)	(917,413)

Advisor Class
Sold	4,340,380	6,938,722
Distributions reinvested	673,791	1,768,262
Redeemed	(2,427,074)	(7,202,327)

Net increase in shares outstanding	2,587,097	1,504,657

(a) Prior to May 1, 2013, the Forward Tactical Growth Fund Advisor Class was known as the Forward Tactical Growth Fund Class M.

See Notes to Financial Statements	101	June 30, 2014

Consolidated Statement of Changes in Net Assets

	Forward Commodity Long/Short Strategy Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations:
Net investment loss	$(387,316)	$(948,732)
Net realized gain/(loss) on investments	(28,846)	149,803
Net realized gain/(loss) on swap contracts	(471,193)	6,350,736
Net change in unrealized appreciation/(depreciation) on investments and swap contracts	(1,271,072)	5,102,773

Net increase/(decrease) in net assets resulting from operations	(2,158,427)	10,654,580

Distributions to Shareholders:
From net investment income
Investor Class	—	(1,068,090)
Institutional Class	—	(1,556,649)
Class C	—	(179,163)
Advisor Class	—	(2,438,479)
Class Z	—	(302,778)
From return of capital
Investor Class	—	(8,486)
Institutional Class	—	(12,367)
Class C	—	(1,423)
Advisor Class	—	(19,373)
Class Z	—	(2,406)

Total distributions	—	(5,589,214)

Share Transactions:
Investor Class
Proceeds from sale of shares	3,899,781	9,095,336
Issued to shareholders in reinvestment of distributions	—	1,038,926
Cost of shares redeemed	(4,317,551)	(8,480,995)

Net increase/(decrease) from share transactions	(417,770)	1,653,267

Institutional Class
Proceeds from sale of shares	6,586,597	34,528,631
Issued to shareholders in reinvestment of distributions	—	1,380,782
Cost of shares redeemed	(6,222,016)	(59,014,094)

Net increase/(decrease) from share transactions	364,581	(23,104,681)

Class C
Proceeds from sale of shares	423,716	1,471,017
Issued to shareholders in reinvestment of distributions	—	173,841
Cost of shares redeemed	(819,041)	(2,577,259)

Net decrease from share transactions	(395,325)	(932,401)

Advisor Class
Proceeds from sale of shares	18,351,484	31,539,177
Issued to shareholders in reinvestment of distributions	—	2,390,565
Cost of shares redeemed	(15,255,353)	(19,024,024)

Net increase from share transactions	3,096,131	14,905,718

Class Z
Proceeds from sale of shares	350,175	4,072,000
Issued to shareholders in reinvestment of distributions	—	305,184
Cost of shares redeemed	(2,248,000)	(3,839,000)

Net increase/(decrease) from share transactions	(1,897,825)	538,184

Net decrease in net assets	$(1,408,635)	$(1,874,547)

June 30, 2014	102	See Notes to Financial Statements

Consolidated Statement of Changes in Net Assets

	Forward Commodity Long/Short Strategy Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Net Assets:
Beginning of period	115,278,375	117,152,922

End of period (including accumulated net investment loss of $(387,316) and $0, respectively)	$113,869,740	$115,278,375

Changes in Shares Outstanding:
Investor Class
Sold	186,355	430,188
Distributions reinvested	—	49,853
Redeemed	(207,239)	(402,932)

Net increase/(decrease) in shares outstanding	(20,884)	77,109

Institutional Class
Sold	314,227	1,660,196
Distributions reinvested	—	65,846
Redeemed	(295,422)	(2,782,487)

Net increase/(decrease) in shares outstanding	18,805	(1,056,445)

Class C
Sold	20,511	69,754
Distributions reinvested	—	8,414
Redeemed	(39,703)	(124,896)

Net decrease in shares outstanding	(19,192)	(46,728)

Advisor Class
Sold	878,198	1,468,852
Distributions reinvested	—	114,381
Redeemed	(735,088)	(908,089)

Net increase in shares outstanding	143,110	675,144

Class Z
Sold	16,749	195,180
Distributions reinvested	—	14,568
Redeemed	(106,719)	(180,241)

Net increase/(decrease) in shares outstanding	(89,970)	29,507

(a) Prior to May 1, 2013, the Forward Commodity Long/Short Strategy Fund Advisor Class was known as the Forward Commodity Long/Short Strategy Fund Class M.

See Notes to Financial Statements	103	June 30, 2014

Consolidated Statement of Changes in Net Assets

	Forward Managed Futures Strategy Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment loss	$(80,559)	$(186,046)
Net realized gain on investments	5,350	—
Net realized gain/(loss) on swap contracts	(110,572)	448,025
Long-term capital gain distributions from other investment companies	—	4,953
Net change in unrealized appreciation on investments and swap contracts	56,838	37,814

Net increase/(decrease) in net assets resulting from operations	(128,943)	304,746

Distributions to Shareholders:
From net investment income
Investor Class	—	(28,883)
Institutional Class	—	(24,370)
Class C	—	(16,927)
Class Z	—	(197,000)
From net realized gains on investments
Investor Class	—	(1,186)
Institutional Class	—	(927)
Class C	—	(821)
Class Z	—	(7,371)

Total distributions	—	(277,485)

Share Transactions:
Investor Class
Proceeds from sale of shares	580,672	534,355
Issued to shareholders in reinvestment of distributions	—	8,795
Cost of shares redeemed	(605,270)	(380,823)

Net increase/(decrease) from share transactions	(24,598)	162,327

Institutional Class
Proceeds from sale of shares	13,138	94,350
Issued to shareholders in reinvestment of distributions	—	1,424
Cost of shares redeemed	(8,477)	(109,411)

Net increase/(decrease) from share transactions	4,661	(13,637)

Class C
Proceeds from sale of shares	10,000	66,200
Issued to shareholders in reinvestment of distributions	—	1,904
Cost of shares redeemed	—	(119,384)

Net increase/(decrease) from share transactions	10,000	(51,280)

Class Z
Proceeds from sale of shares	350,000	1,444,092
Issued to shareholders in reinvestment of distributions	—	204,371
Cost of shares redeemed	(2,044,000)	(4,660,000)

Net decrease from share transactions	(1,694,000)	(3,011,537)

Net decrease in net assets	$(1,832,880)	$(2,886,866)

Net Assets:
Beginning of period	9,866,934	12,753,800

End of period (including accumulated net investment loss of $(80,559) and $0, respectively)	$8,034,054	$9,866,934

June 30, 2014	104	See Notes to Financial Statements

Consolidated Statement of Changes in Net Assets

	Forward Managed Futures Strategy Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	28,493	26,005
Distributions reinvested	—	434
Redeemed	(30,143)	(18,434)

Net increase/(decrease) in shares outstanding	(1,650)	8,005

Institutional Class
Sold	646	4,543
Distributions reinvested	—	70
Redeemed	(417)	(5,345)

Net increase/(decrease) in shares outstanding	229	(732)

Class C
Sold	498	3,240
Distributions reinvested	—	94
Redeemed	—	(5,948)

Net increase/(decrease) in shares outstanding	498	(2,614)

Class Z
Sold	17,432	70,476
Distributions reinvested	—	10,043
Redeemed	(100,443)	(225,031)

Net decrease in shares outstanding	(83,011)	(144,512)

See Notes to Financial Statements	105	June 30, 2014

Statement of Cash Flows

For the Six Months Ended June 30, 2014 (Unaudited)

	Forward EM Corporate Debt	Forward International Dividend Fund	Forward Select EM Dividend Fund
Cash Flow from Operating Activities:
Net increase in net assets resulting from operations	$15,582,838	$15,302,434	$4,269,133
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by /(used in) operating activities:
Purchases of investment securities	(217,233,944)	(150,998,777)	(111,587,476)
Proceeds from sale of investment securities	177,229,409	138,441,327	36,851,875
Net proceeds to cover credit default swap contacts	400,480	—	—
Net proceeds of short-term investments	6,623,863	—	—
Discounts and premiums amortized	(2,893,593)	170,336	45,335
Net realized (gain)/loss on investments	9,145,403	(229,983)	569,195
Net realized gain on swap contracts	(400,480)	—	—
Net realized loss on foreign currency	2,630,293	531,324	445,374
Net change in unrealized appreciation on investments, futures contracts and translation of assets and liabilities in foreign currency transactions	(13,419,826)	(6,942,538)	(2,759,725)
Changes in assets and liabilities:
Increase in deposit with broker for futures contracts	(61,361)	(183,745)	(1,500,470)
Increase in deposit with broker for forward currency contracts	(300,000)	—	—
Decrease in receivable due from custodian	—	9,907	—
(Increase)/Decrease in interest and dividends receivable	904,995	48,046	(339,507)
Increase in other assets	(39,259)	(27,777)	(28,941)
Increase/(Decrease) for interest due on loan	1,517	(39,514)	(6,955)
Increase/(Decrease) in payable to advisor	(21,820)	35,761	80,757
Increase in payable for distribution and service fees	2,205	7,231	23,924
Increase in payable to trustees	7,736	6,501	1,537
Decrease in payable for chief compliance officer fee	(153)	(52)	(16)
Decrease in payable for legal and audit fees	(22,572)	(9,557)	(3,893)
Increase/(Decrease) in accrued expenses and other liabilities	17,153	(13,213)	(8,322)

Net cash used in operating activities	(21,847,116)	(3,892,289)	(73,948,175)

Cash Flows from Financing Activities:
Cash used by loan, net	(19,658,527)	(35,000,000)	(6,500,000)
Proceeds from sale of shares	121,677,506	121,524,388	118,839,797
Cost of shares redeemed	(78,969,081)	(84,791,932)	(27,478,075)
Cash distributions paid	(3,585,613)	(4,716,578)	(1,123,779)

Net cash provided by/(used in) financing activities	19,464,285	(2,984,122)	83,737,943

Effect of Exchange Rates On Cash & Foreign Currency	(27,030)	(10,360)	(19,959)
Net Change in Cash & Foreign Currency for the Period	(2,355,801)	(6,886,771)	9,769,809

Cash & Foreign Currency, Beginning of Period	8,012,420	12,707,535	2,548,354

Cash & Foreign Currency, End of Period	$5,656,619	$5,820,764	$12,318,163

Non-cash financing activities not included herein consist of reinvestment of distributions of $7,658,758, $5,217,440 and $608,941, respectively.

Cash paid for interest on loan during the period was $341,474, $249,227 and $39,984, respectively.

June 30, 2014	106	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$7.07		$8.93		$8.09	$7.96	$8.08		$5.84
Income/(Loss) from Operations:
Net investment income	0.10	(b)	0.30	(b)	0.24 (b)	0.32 (b)	0.41		0.48
Net realized and unrealized gain/(loss) on investments	0.38		(1.56)		0.88	0.14	(0.07)		2.19

Total from Investment Operations	0.48		(1.26)		1.12	0.46	0.34		2.67

Less Distributions:
From investment income	(0.11)		(0.41)		(0.22)	(0.31)	(0.39)		(0.43)
From capital gains	—		(0.19)		(0.06)	(0.02)	(0.07)		—

Total Distributions	(0.11)		(0.60)		(0.28)	(0.33)	(0.46)		(0.43)

Net Increase/(Decrease) in Net Asset Value	0.37		(1.86)		0.84	0.13	(0.12)		2.24

Net Asset Value, End of Period	$7.44		$7.07		$8.93	$8.09	$7.96		$8.08

Total Return	6.85	%(c)	(14.42)%		13.96%	5.83%	4.17%		46.56%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$51,815		$55,719		$338,662	$156,238	$136,654		$61,043
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	2.76	%(d)	4.05%		3.24%	6.13%	6.39%		8.48%
Operating expenses including reimbursement/waiver	1.79	%(d)	1.97	%(e)	1.99%	1.99%	1.98	%(f)	1.93	%(g)
Operating expenses excluding reimbursement/waiver	1.91	%(d)	2.08%		2.08%	2.14%	2.14%		2.22%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	n/a		3.45%		2.78%	3.95%	5.15%		6.61%
Operating expenses including reimbursement/waiver	n/a		2.57	%(e)	2.46%	4.17%	3.22	%(f)	3.80	%(g)
Operating expenses excluding reimbursement/waiver	n/a		2.68%		2.55%	4.32%	3.39%		4.09%
Portfolio Turnover Rate	77	%(c)	125%		63%	133%	89%		221%

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective October 1, 2013, the net expense limitation changed from 1.99% to 1.79%.

(f) Effective May 1, 2010, the net expense limitation changed from 1.95% to 1.99%.

(g) Effective May 1, 2009, the net expense limitation changed from 1.84% to 1.95%.

See Notes to Financial Statements	107	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$7.01		$8.88		$8.04	$7.91	$8.03		$5.81
Income/(Loss) from Operations:
Net investment income	0.12	(b)	0.32	(b)	0.27 (b)	0.34 (b)	0.48		0.54
Net realized and unrealized gain/(loss) on investments	0.38		(1.56)		0.88	0.15	(0.11)		2.14

Total from Investment Operations	0.50		(1.24)		1.15	0.49	0.37		2.68

Less Distributions:
From investment income	(0.13)		(0.44)		(0.25)	(0.34)	(0.42)		(0.46)
From capital gains	—		(0.19)		(0.06)	(0.02)	(0.07)		—

Total Distributions	(0.13)		(0.63)		(0.31)	(0.36)	(0.49)		(0.46)

Net Increase/(Decrease) in Net Asset Value	0.37		(1.87)		0.84	0.13	(0.12)		2.22

Net Asset Value, End of Period	$7.38		$7.01		$8.88	$8.04	$7.91		$8.03

Total Return	7.14	%(c)	(14.20)%		14.43%	6.23%	4.54%		47.08%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$22,233		$43,298		$214,229	$38,790	$16,994		$4,787
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	3.19	%(d)	4.41%		3.51%	6.39%	6.82%		8.89%
Operating expenses including reimbursement/waiver	1.44	%(d)	1.61	%(e)	1.64%	1.64%	1.63	%(f)	1.57	%(g)
Operating expenses excluding reimbursement/waiver	1.59	%(d)	1.74%		1.74%	1.79%	1.80%		1.86%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	n/a		3.81%		3.05%	4.21%	5.57%		7.01%
Operating expenses including reimbursement/waiver	n/a		2.21	%(e)	2.11%	3.82%	2.88	%(f)	3.45	%(g)
Operating expenses excluding reimbursement/waiver	n/a		2.34%		2.21%	3.97%	3.06%		3.74%
Portfolio Turnover Rate	77	%(c)	125%		63%	133%	89%		221%

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective October 1, 2013, the net expense limitation changed from 1.64% to 1.44%.

(f) Effective May 1, 2010, the net expense limitation changed from 1.60% to 1.64%.

(g) Effective May 1, 2009, the net expense limitation changed from 1.49% to 1.60%.

June 30, 2014	108	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$7.04		$8.90		$8.08	$7.95	$8.70
Income/(Loss) from Operations:
Net investment income	0.09	(c)	0.28	(c)	0.22 (c)	0.31 (c)	0.14
Net realized and unrealized gain/(loss) on investments	0.39		(1.56)		0.88	0.14	(0.63)

Total from Investment Operations	0.48		(1.28)		1.10	0.45	(0.49)

Less Distributions:
From investment income	(0.11)		(0.39)		(0.22)	(0.30)	(0.19)
From capital gains	—		(0.19)		(0.06)	(0.02)	(0.07)

Total Distributions	(0.11)		(0.58)		(0.28)	(0.32)	(0.26)

Net Increase/(Decrease) in Net Asset Value	0.37		(1.86)		0.82	0.13	(0.75)

Net Asset Value, End of Period	$7.41		$7.04		$8.90	$8.08	$7.95

Total Return(d)	6.81	%(e)	(14.60)%		13.69%	5.68%	(5.69	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,460		$4,576		$18,480	$1,621	$2,360
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	2.57	%(f)	3.93%		2.96%	6.06%	5.63	%(f)
Operating expenses including reimbursement/waiver	1.93	%(f)	2.11	%(g)	2.14%	2.14%	2.14	%(f)
Operating expenses excluding reimbursement/waiver	2.05	%(f)	2.24%		2.24%	2.29%	2.36	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	n/a		3.33%		2.49%	3.88%	4.46	%(f)
Operating expenses including reimbursement/waiver	n/a		2.71	%(g)	2.61%	4.32%	3.31	%(f)
Operating expenses excluding reimbursement/waiver	n/a		2.84%		2.71%	4.47%	3.53	%(f)
Portfolio Turnover Rate	77	%(e)	125%		63%	133%	89	%(h)

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) The Fund began offering Class A shares on September 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective October 1, 2013, the net expense limitation changed from 2.14% to 1.94%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	109	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010		Period Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$7.07		$8.93		$8.09	$7.97	$8.10		$7.26
Income/(Loss) from Operations:
Net investment income	0.08	(c)	0.24	(c)	0.19 (c)	0.27 (c)	0.39		0.29
Net realized and unrealized gain/(loss) on investments	0.38		(1.56)		0.88	0.13	(0.10)		0.88

Total from Investment Operations	0.46		(1.32)		1.07	0.40	0.29		1.17

Less Distributions:
From investment income	(0.09)		(0.35)		(0.17)	(0.26)	(0.35)		(0.33)
From capital gains	—		(0.19)		(0.06)	(0.02)	(0.07)		—

Total Distributions	(0.09)		(0.54)		(0.23)	(0.28)	(0.42)		(0.33)

Net Increase/(Decrease) in Net Asset Value	0.37		(1.86)		0.84	0.12	(0.13)		0.84

Net Asset Value, End of Period	$7.44		$7.07		$8.93	$8.09	$7.97		$8.10

Total Return(d)	6.56	%(e)	(14.98)%		13.33%	5.07%	3.50%		16.37	%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$10,949		$10,744		$29,013	$15,550	$15,357		$4,377
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	2.14	%(f)	3.48%		2.67%	5.51%	5.75%		9.32	%(f)
Operating expenses including reimbursement/waiver	2.39	%(f)	2.56	%(g)	2.59%	2.59%	2.58	%(h)	2.24	%(f)
Operating expenses excluding reimbursement/waiver	2.50	%(f)	2.69%		2.68%	2.74%	2.76%		2.41	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	n/a		2.88%		2.21%	3.33%	4.51%		6.55	%(f)
Operating expenses including reimbursement/waiver	n/a		3.16	%(g)	3.06%	4.77%	3.82	%(h)	5.01	%(f)
Operating expenses excluding reimbursement/waiver	n/a		3.29%		3.15%	4.92%	4.00%		5.18	%(f)
Portfolio Turnover Rate	77	%(e)	125%		63%	133%	89%		221	%(i)

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) The Fund began offering Class C shares on June 3, 2009.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective October 1, 2013, the net expense limitation changed from 2.59% to 2.39%.

(h) Effective May 1, 2010, the net expense limitation changed from 2.55% to 2.59%.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

June 30, 2014	110	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Advisor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)		Year Ended December 31, 2012	Year Ended December 31, 2011(b)	Period Ended December 31, 2010(c)
Net Asset Value, Beginning of Period	$7.01		$8.88		$8.04	$7.91	$8.17
Income/(Loss) from Operations:
Net investment income	0.11	(d)	0.32	(d)	0.26 (d)	0.35 (d)	0.40
Net realized and unrealized gain/(loss) on investments	0.38		(1.56)		0.89	0.14	(0.17)

Total from Investment Operations	0.49		(1.24)		1.15	0.49	0.23

Less Distributions:
From investment income	(0.12)		(0.44)		(0.25)	(0.34)	(0.42)
From capital gains	—		(0.19)		(0.06)	(0.02)	(0.07)

Total Distributions	(0.12)		(0.63)		(0.31)	(0.36)	(0.49)

Net Increase/(Decrease) in Net Asset Value	0.37		(1.87)		0.84	0.13	(0.26)

Net Asset Value, End of Period	$7.38		$7.01		$8.88	$8.04	$7.91

Total Return	7.09	%(e)	(14.24)%		14.43%	6.24%	2.73	%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$10,849		$11,800		$101,263	$4,120	$4,930
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	3.03	%(f)	4.34%		3.44%	6.54%	6.85	%(f)
Operating expenses including reimbursement/waiver	1.48	%(f)	1.65	%(g)	1.64%	1.64%	1.63	%(f)(h)
Operating expenses excluding reimbursement/waiver	1.60	%(f)	1.75%		1.74%	1.79%	1.85	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	n/a		3.74%		2.97%	4.36%	5.50	%(f)
Operating expenses including reimbursement/waiver	n/a		2.25	%(g)	2.11%	3.82%	2.98	%(f)(h)
Operating expenses excluding reimbursement/waiver	n/a		2.36%		2.20%	3.97%	3.20	%(f)
Portfolio Turnover Rate	77	%(e)	125%		63%	133%	89	%(i)

(a) Prior to May 1, 2013, the Forward Credit Analysis Long/Short Fund Advisor Class was known as the Forward Credit Analysis Long/Short Fund Class M.

(b) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(c) The Fund began offering Advisor Class shares on February 1, 2010.

(d) Per share amounts are based upon average shares outstanding.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2013, the net expense limitation changed from 1.64% to 1.69%. Effective October 1, 2013, the net expense limitation changed from 1.69% to 1.49%

(h) Effective May 1, 2010, the net expense limitation changed from 1.60% to 1.64%.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	111	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Dynamic Income Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$24.93		$25.00
Income/(Loss) from Operations:
Net investment income(b)	1.36		0.77
Net realized and unrealized gain on investments	1.57		0.03

Total from Investment Operations	2.93		0.80

Less Distributions:
From investment income	(1.28)		(0.82)
From capital gains	—		(0.01)
Tax return of capital	—		(0.04)

Total Distributions	(1.28)		(0.87)

Net Increase/(Decrease) in Net Asset Value	1.65		(0.07)

Net Asset Value, End of Period	$26.58		$24.93

Total Return	12.15	%(c)	3.25	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$5,536		$2,987
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	10.80	%(d)	7.43	%(d)
Operating expenses including reimbursement/waiver	1.29	%(d)	1.29	%(d)
Operating expenses excluding reimbursement/waiver	2.92	%(d)	5.67	%(d)
Portfolio Turnover Rate	464	%(c)	755	%(c)

(a) The Fund began offering Institutional Class shares on August 1, 2013.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

June 30, 2014	112	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Dynamic Income Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$24.91		$25.00
Income/(Loss) from Operations:
Net investment income(b)	1.29		0.68
Net realized and unrealized gain on investments	1.58		0.07

Total from Investment Operations	2.87		0.75

Less Distributions:
From investment income	(1.22)		(0.79)
From capital gains	—		(0.01)
Tax return of capital	—		(0.04)

Total Distributions	(1.22)		(0.84)

Net Increase/(Decrease) in Net Asset Value	1.65		(0.09)

Net Asset Value, End of Period	$26.56		$24.91

Total Return(c)	11.89	%(d)	3.05	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$334		$224
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	10.31	%(e)	6.58	%(e)
Operating expenses including reimbursement/waiver	1.79	%(e)	1.79	%(e)
Operating expenses excluding reimbursement/waiver	3.47	%(e)	6.10	%(e)
Portfolio Turnover Rate	464	%(d)	755	%(d)

(a) The Fund began offering Class A shares on August 1, 2013.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

See Notes to Financial Statements	113	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$9.41		$9.98		$9.10	$11.05	$10.60	$9.30
Income/(Loss) from Operations:
Net investment income	0.38	(b)	0.65	(b)	0.62 (b)	0.61 (b)	0.42	0.47
Net realized and unrealized gain/(loss) on investments	0.04		(0.62)		0.70	(0.89)	0.25	1.21

Total from Investment Operations	0.42		0.03		1.32	(0.28)	0.67	1.68

Less Distributions:
From investment income	(0.29)		(0.60)		(0.44)	(1.67)	(0.22)	(0.38)

Total Distributions	(0.29)		(0.60)		(0.44)	(1.67)	(0.22)	(0.38)

Net Increase/(Decrease) in Net Asset Value	0.13		(0.57)		0.88	(1.95)	0.45	1.30

Net Asset Value, End of Period	$9.54		$9.41		$9.98	$9.10	$11.05	$10.60

Total Return	4.56	%(c)	0.48%		14.63%	(2.73)%	6.47%	18.43%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$346,882		$304,150		$168,003	$4,702	$5,924	$5,766
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	8.40	%(d)	6.78%		6.37%	5.35%	3.80%	4.61%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.35	%(d)(e)	1.34	%(f)	1.35%	1.39%	1.39%	1.26	%(g)
Operating expenses excluding reimbursement/waiver	1.37	%(d)	1.35%		1.36%	1.89%	1.90%	1.41%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	8.20	%(d)	6.69%		n/a	n/a	n/a	n/a
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.55	%(d)(e)	1.42	%(f)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.57	%(d)	1.44%		n/a	n/a	n/a	n/a
Portfolio Turnover Rate	47	%(c)	85%		91%	357%	74%	59%

(a) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2014, the advisor agreed not to limit expenses.

(f) Effective May 1, 2013, the net expense limitation changed from 1.39% to 1.34%.

(g) Effective May 1, 2009, the net expense limitation changed from 1.24% to 1.39%.

June 30, 2014	114	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$9.35		$9.91	$9.04	$11.02	$10.55	$9.27
Income/(Loss) from Operations:
Net investment income	0.39	(b)	0.67 (b)	0.65 (b)	0.68 (b)	0.48	0.48
Net realized and unrealized gain/(loss) on investments	0.05		(0.60)	0.70	(0.92)	0.23	1.21

Total from Investment Operations	0.44		0.07	1.35	(0.24)	0.71	1.69

Less Distributions:
From investment income	(0.31)		(0.63)	(0.48)	(1.74)	(0.24)	(0.41)

Total Distributions	(0.31)		(0.63)	(0.48)	(1.74)	(0.24)	(0.41)

Net Increase/(Decrease) in Net Asset Value	0.13		(0.56)	0.87	(1.98)	0.47	1.28

Net Asset Value, End of Period	$9.48		$9.35	$9.91	$9.04	$11.02	$10.55

Total Return	4.75	%(c)	0.92%	15.06%	(2.40)%	6.91%	18.70%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$43,344		$35,001	$33,773	$7,613	$17,469	$16,257
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	8.73	%(d)	6.99%	6.67%	6.10%	4.22%	4.89%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.00	%(d)(e)	0.98%	0.99%	0.99%	0.99%	0.97%
Operating expenses excluding reimbursement/waiver	1.02	%(d)	0.98%	1.01%	1.49%	1.45%	1.13%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	8.53	%(d)	6.90%	n/a	n/a	n/a	n/a
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.20	%(d)(e)	1.06%	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.22	%(d)	1.06%	n/a	n/a	n/a	n/a
Portfolio Turnover Rate	47	%(c)	85%	91%	357%	74%	59%

(a) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2014, the advisor agreed not to limit expenses.

See Notes to Financial Statements	115	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$9.45		$10.01	$9.13	$11.08	$10.66	$9.35
Income/(Loss) from Operations:
Net investment income	0.35	(b)	0.58 (b)	0.54 (b)	0.52 (b)	0.44	0.42
Net realized and unrealized gain/(loss) on investments	0.04		(0.60)	0.73	(0.87)	0.17	1.23

Total from Investment Operations	0.39		(0.02)	1.27	(0.35)	0.61	1.65

Less Distributions:
From investment income	(0.27)		(0.54)	(0.39)	(1.60)	(0.19)	(0.34)

Total Distributions	(0.27)		(0.54)	(0.39)	(1.60)	(0.19)	(0.34)

Net Increase/(Decrease) in Net Asset Value	0.12		(0.56)	0.88	(1.95)	0.42	1.31

Net Asset Value, End of Period	$9.57		$9.45	$10.01	$9.13	$11.08	$10.66

Total Return	4.16	%(c)	(0.03)%	13.99%	(3.31)%	5.87%	18.00%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,294		$1,915	$1,695	$1,142	$2,345	$4,445
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	7.78	%(d)	6.04%	5.56%	4.54%	3.24%	4.24%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.95	%(d)(e)	1.93%	1.94%	1.94%	1.94%	1.63	%(f)
Operating expenses excluding reimbursement/waiver	1.97	%(d)	1.93%	2.03%	2.48%	2.38%	1.77%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	7.58	%(d)	5.95%	n/a	n/a	n/a	n/a
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.15	%(d)(e)	2.02%	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	2.17	%(d)	2.02%	n/a	n/a	n/a	n/a
Portfolio Turnover Rate	47	%(c)	85%	91%	357%	74%	59%

(a) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2014, the advisor agreed not to limit expenses.

(f) Effective May 1, 2009, the net expense limitation changed from 1.89% to 1.94%.

June 30, 2014	116	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward EM Corporate Debt Fund

	Advisor Class
	Period Ended June 30, 2014(a) (Unaudited)
Net Asset Value, Beginning of Period	$9.28
Income/(Loss) from Operations:
Net investment income(b)	0.12
Net realized and unrealized gain on investments	0.22

Total from Investment Operations	0.34

Less Distributions:
From investment income	(0.16)

Total Distributions	(0.16)

Net Increase in Net Asset Value	0.18

Net Asset Value, End of Period	$9.46

Total Return	3.61	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,077
Ratios to Average Net Assets (excluding interest expense):
Net investment income	7.67	%(d)
Operating expenses	1.03	%(d)
Ratios to Average Net Assets (including interest expense):
Net investment income	7.47	%(d)
Operating expenses	1.23	%(d)
Portfolio Turnover Rate	47	%(e)

(a) The Fund began offering Advisor class shares on May 1, 2014.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the period ended June 30, 2014.

See Notes to Financial Statements	117	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$10.59		$10.58		$9.55		$20.97	$21.47	$12.28
Income/(Loss) from Operations:
Net investment income	0.11	(a)	0.16	(a)	0.07	(a)	0.11 (a)	0.00 (b)	0.01	(a)
Net realized and unrealized gain/(loss) on investments	0.73		0.00	(b)	1.64		(4.61)	3.43	9.33

Total from Investment Operations	0.84		0.16		1.71		(4.50)	3.43	9.34

Less Distributions:
From investment income	—		(0.15)		(0.01)		(0.57)	(0.25)	(0.15)
From capital gains	—		—		(0.67)		(6.35)	(3.68)	—

Total Distributions	—		(0.15)		(0.68)		(6.92)	(3.93)	(0.15)

Net Increase/(Decrease) in Net Asset Value	0.84		0.01		1.03		(11.42)	(0.50)	9.19

Net Asset Value, End of Period	$11.43		$10.59		$10.58		$9.55	$20.97	$21.47

Total Return	7.65	%(c)	1.54%		18.14%		(22.33)%	16.56%	76.16%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$7,153		$4,898		$5,934		$23,498	$49,997	$39,864
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	2.09	%(d)	1.45%		0.65%		0.55%	0.01%	0.04%
Operating expenses including reimbursement/waiver	1.74	%(d)	1.76	%(e)	1.80	%(f)(g)	1.79%	1.79%	1.77	%(h)
Operating expenses excluding reimbursement/waiver	2.43	%(d)	2.55%		2.78%		2.15%	2.02%	2.00%
Portfolio Turnover Rate	50	%(c)	88%		150%		102%	129%	120%

(a) Per share amounts are based upon average shares outstanding.

(b) Amount represents less than $0.01 per share.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2013, the net expense limitation changed from 1.79% to 1.74%.

(f) Effective May 1, 2012, the net expense limitation changed from 1.79% to 1.89%.

(g) Effective September 1, 2012, the net expense limitation changed from 1.89% to 1.79%.

(h) Effective May 1, 2009, the net expense limitation changed from 1.74% to 1.79%.

June 30, 2014	118	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$10.72		$10.67	$9.76		$21.31	$21.76	$12.40
Income/(Loss) from Operations:
Net investment income(a)	0.12		0.18	0.13		0.15	0.12	0.07
Net realized and unrealized gain/(loss) on investments	0.75		0.03	1.67		(4.70)	3.45	9.48

Total from Investment Operations	0.87		0.21	1.80		(4.55)	3.57	9.55

Less Distributions:
From investment income	—		(0.16)	(0.22)		(0.65)	(0.34)	(0.19)
From capital gains	—		—	(0.67)		(6.35)	(3.68)	—

Total Distributions	—		(0.16)	(0.89)		(7.00)	(4.02)	(0.19)

Net Increase/(Decrease) in Net Asset Value	0.87		0.05	0.91		(11.55)	(0.45)	9.36

Net Asset Value, End of Period	$11.59		$10.72	$10.67		$9.76	$21.31	$21.76

Total Return	7.84	%(b)	1.97%	18.65%		(22.21)%	17.12%	76.94%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$7,022		$7,033	$4,517		$31,484	$157,970	$291,105
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	2.19	%(c)	1.64%	1.25%		0.76%	0.62%	0.36%
Operating expenses including reimbursement/waiver	1.39	%(c)	1.39%	1.41	%(d)(e)	1.39%	1.39%	1.38%
Operating expenses excluding reimbursement/waiver	2.09	%(c)	2.04%	2.22%		1.76%	1.59%	1.53%
Portfolio Turnover Rate	50	%(b)	88%	150%		102%	129%	120%

(a) Per share amounts are based upon average shares outstanding.

(b) Not Annualized.

(c) Annualized.

(d) Effective May 1, 2012, the net expense limitation changed from 1.39% to 1.49%.

(e) Effective September 1, 2012, the net expense limitation changed from 1.49% to 1.39%.

See Notes to Financial Statements	119	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	Advisor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Year Ended December 31, 2011	Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$11.03		$10.98		$9.86		$21.34	$20.49
Income/(Loss) from Operations:
Net investment income	0.13	(c)	0.18	(c)	0.15	(c)	0.17 (c)	0.06
Net realized and unrealized gain/(loss) on investments	0.76		0.03		1.67		(4.67)	4.78

Total from Investment Operations	0.89		0.21		1.82		(4.50)	4.84

Less Distributions:
From investment income	—		(0.16)		(0.03)		(0.63)	(0.31)
From capital gains	—		—		(0.67)		(6.35)	(3.68)

Total Distributions	—		(0.16)		(0.70)		(6.98)	(3.99)

Net Increase/(Decrease) in Net Asset Value	0.89		0.05		1.12		(11.48)	0.85

Net Asset Value, End of Period	$11.92		$11.03		$10.98		$9.86	$21.34

Total Return	7.71	%(d)	1.90%		18.71%		(21.96)%	24.30	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,842		$1,253		$697		$180	$340
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	2.32	%(e)	1.60%		1.42%		0.86%	0.35	%(e)
Operating expenses including reimbursement/waiver	1.44	%(e)	1.43	%(f)	1.39	%(g)(h)	1.39%	1.39	%(e)
Operating expenses excluding reimbursement/waiver	2.14	%(e)	2.08%		2.72%		1.74%	1.64	%(e)
Portfolio Turnover Rate	50	%(d)	88%		150%		102%	129	%(i)

(a) Prior to May 1, 2013, the Forward Emerging Markets Fund Advisor Class was known as the Forward Emerging Markets Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2013, the net expense limitation changed from 1.39% to 1.44%.

(g) Effective May 1, 2012, the net expense limitation changed from 1.39% to 1.49%.

(h) Effective September 1, 2012, the net expense limitation changed from 1.49% to 1.39%.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

June 30, 2014	120	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Endurance Long/Short Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012(a)
Net Asset Value, Beginning of Period	$29.29		$25.82	$25.00
Income/(Loss) from Operations:
Net investment loss(b)	(0.31)		(0.62)	(0.50)
Net realized and unrealized gain/(loss) on investments	(0.62)		5.80	1.32

Total from Investment Operations	(0.93)		5.18	0.82

Less Distributions:
From capital gains	—		(1.71)	—

Total Distributions	—		(1.71)	—

Net Increase/(Decrease) in Net Asset Value	(0.93)		3.47	0.82

Net Asset Value, End of Period	$28.36		$29.29	$25.82

Total Return	(3.18	)%(c)	20.24%	3.28	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$238		$230	$206
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment loss including reimbursement/waiver	(1.61	)%(d)	(1.64)%	(1.44	)%(d)
Operating expenses including reimbursement/waiver	2.34	%(d)	2.20%	2.34	%(d)
Operating expenses excluding reimbursement/waiver	3.50	%(d)	3.03%	3.98	%(d)
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment loss including reimbursement/waiver	(2.25	)%(d)	(2.27)%	(1.96	)%(d)
Operating expenses including reimbursement/waiver	2.98	%(d)	2.82%	2.85	%(d)
Operating expenses excluding reimbursement/waiver	4.14	%(d)	3.65%	4.49	%(d)
Portfolio Turnover Rate	100	%(c)	283%	283	%(c)

(a) The Fund began offering Investor Class shares on January 3, 2012.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

See Notes to Financial Statements	121	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Endurance Long/Short Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012(a)
Net Asset Value, Beginning of Period	$29.47		$25.91	$25.00
Income/(Loss) from Operations:
Net investment loss(b)	(0.28)		(0.53)	(0.43)
Net realized and unrealized gain/(loss) on investments	(0.62)		5.84	1.34

Total from Investment Operations	(0.90)		5.31	0.91

Less Distributions:
From capital gains	—		(1.75)	—

Total Distributions	—		(1.75)	—

Net Increase/(Decrease) in Net Asset Value	(0.90)		3.56	0.91

Net Asset Value, End of Period	$28.57		$29.47	$25.91

Total Return	(3.05	)%(c)	20.66%	3.64	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,755		$6,309	$4,652
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment loss including reimbursement/waiver	(1.36	)%(d)	(1.28)%	(1.16	)%(d)
Operating expenses including reimbursement/waiver	1.99	%(d)	1.83%	1.98	%(d)
Operating expenses excluding reimbursement/waiver	2.93	%(d)	2.68%	3.02	%(d)
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment loss including reimbursement/waiver	(2.00	)%(d)	(1.90)%	(1.68	)%(d)
Operating expenses including reimbursement/waiver	2.63	%(d)	2.45%	2.50	%(d)
Operating expenses excluding reimbursement/waiver	3.57	%(d)	3.31%	3.53	%(d)
Portfolio Turnover Rate	100	%(c)	283%	283	%(c)

(a) The Fund began offering Institutional Class shares on January 3, 2012.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

June 30, 2014	122	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Dividend Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$12.07		$10.77		$10.37		$11.35
Income/(Loss) from Operations:
Net investment income(c)	0.32		0.39		0.43		0.19
Net realized and unrealized gain/(loss) on investments	0.35		1.32		0.49		(0.75)

Total from Investment Operations	0.67		1.71		0.92		(0.56)

Less Distributions:
From investment income	(0.31)		(0.41)		(0.48)		(0.42)
Tax return of capital	—		—		(0.04)		—

Total Distributions	(0.31)		(0.41)		(0.52)		(0.42)

Net Increase/(Decrease) in Net Asset Value	0.36		1.30		0.40		(0.98)

Net Asset Value, End of Period	$12.43		$12.07		$10.77		$10.37

Total Return	5.68	%(d)	16.10%		9.02%		(4.98	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$458		$458		$3,266		$63
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	5.29	%(e)	3.33%		4.67%		2.67	%(e)
Operating expenses including reimbursement/waiver	1.34	%(e)	1.28	%(f)	1.26	%(g)	1.34	%(e)
Operating expenses excluding reimbursement/waiver	1.91	%(e)	1.75%		1.96%		1.95	%(e)
Portfolio Turnover Rate	50	%(d)	142%		53%		101	%(h)

(a) Prior to February 20, 2013 the Forward Global Dividend Fund was known as the Forward Large Cap Dividend Fund.

(b) The Fund began offering Investor Class shares on May 2, 2011. Prior to November 1, 2011, the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2013, the net expense limitation changed from 1.24% to 1.34%.

(g) Effective May 1, 2012, the net expense limitation changed from 1.34% to 1.24%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	123	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Dividend Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Year Ended December 31, 2011(b)	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$11.91		$10.62		$10.24		$10.21	$9.04	$7.44
Income/(Loss) from Operations:
Net investment income	0.34	(c)	0.47	(c)	0.60	(c)	0.35 (c)	0.11 (c)	0.30
Net realized and unrealized gain on investments	0.34		1.27		0.34		0.13	1.15	1.51

Total from Investment Operations	0.68		1.74		0.94		0.48	1.26	1.81

Less Distributions:
From investment income	(0.34)		(0.45)		(0.52)		(0.45)	(0.09)	(0.21)
Tax return of capital	—		—		(0.04)		—	—	—

Total Distributions	(0.34)		(0.45)		(0.56)		(0.45)	(0.09)	(0.21)

Net Increase in Net Asset Value	0.34		1.29		0.38		0.03	1.17	1.60

Net Asset Value, End of Period	$12.25		$11.91		$10.62		$10.24	$10.21	$9.04

Total Return	5.80	%(d)	16.65%		9.35%		4.64%	13.98%	24.34%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,439		$9,394		$9,756		$4,895	$2,898	$990
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	5.79	%(e)	4.05%		5.65%		3.33%	1.22%	1.14%
Operating expenses including reimbursement/waiver	0.99	%(e)	0.96	%(f)	0.91	%(g)	0.99%	0.99%	0.99%
Operating expenses excluding reimbursement/waiver	1.52	%(e)	1.44%		1.44%		1.40%	1.35%	1.67%
Portfolio Turnover Rate	50	%(d)	142%		53%		101%	73%	182%

(a) Prior to February 20, 2013 the Forward Global Dividend Fund was known as the Forward Large Cap Dividend Fund.

(b) Prior to November 1, 2011, the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2013, the net expense limitation changed from 0.89% to 0.99%.

(g) Effective May 1, 2012, the net expense limitation changed from 0.99% to 0.89%.

June 30, 2014	124	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Dividend Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Year Ended December 31, 2011(b)	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$12.08		$10.77		$10.38		$10.34	$9.17	$7.45
Income/(Loss) from Operations:
Net investment income	0.31	(c)	0.42	(c)	0.51	(c)	0.30 (c)	0.07	0.04
Net realized and unrealized gain on investments	0.35		1.29		0.39		0.12	1.16	1.73

Total from Investment Operations	0.66		1.71		0.90		0.42	1.23	1.77

Less Distributions:
From investment income	(0.30)		(0.40)		(0.48)		(0.38)	(0.06)	(0.05)
Tax return of capital	—		—		(0.03)		—	—	—

Total Distributions	(0.30)		(0.40)		(0.51)		(0.38)	(0.06)	(0.05)

Net Increase in Net Asset Value	0.36		1.31		0.39		0.04	1.17	1.72

Net Asset Value, End of Period	$12.44		$12.08		$10.77		$10.38	$10.34	$9.17

Total Return(d)	5.60	%(e)	16.02%		8.78%		4.09%	13.45%	23.78%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$12,395		$11,630		$10,451		$9,369	$15,266	$13,761
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	5.13	%(f)	3.57%		4.71%		2.83%	0.75%	0.64%
Operating expenses including reimbursement/waiver	1.49	%(f)	1.46	%(g)	1.42	%(h)	1.49%	1.49%	1.49%
Operating expenses excluding reimbursement/waiver	2.06	%(f)	1.94%		1.93%		1.87%	1.85%	2.01%
Portfolio Turnover Rate	50	%(e)	142%		53%		101%	73%	182%

(a) Prior to February 20, 2013 the Forward Global Dividend Fund was known as the Forward Large Cap Dividend Fund.

(b) Prior to November 1, 2011, the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2013, the net expense limitation changed from 1.39% to 1.49%.

(h) Effective May 1, 2012, the net expense limitation changed from 1.49% to 1.39%.

See Notes to Financial Statements	125	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$9.76		$9.12	$7.86		$9.49	$8.48		$8.63
Income/(Loss) from Operations:
Net investment income(b)	0.29		0.49	0.60		0.47	0.20		0.27 (c)
Net realized and unrealized gain/(loss) on investments	0.21		0.59	1.07		(1.61)	1.32		2.82

Total from Investment Operations	0.50		1.08	1.67		(1.14)	1.52		3.09

Less Distributions:
From investment income	(0.29)		(0.44)	(0.41)		(0.49)	(0.51)		(3.24)

Total Distributions	(0.29)		(0.44)	(0.41)		(0.49)	(0.51)		(3.24)

Net Increase/(Decrease) in Net Asset Value	0.21		0.64	1.26		(1.63)	1.01		(0.15)

Net Asset Value, End of Period	$9.97		$9.76	$9.12		$7.86	$9.49		$8.48

Total Return	5.24	%(d)	12.14%	21.54%		(12.45)%	17.97%		35.88%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$125,058		$110,117	$48,875		$3,170	$4,100		$4,954
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	6.12	%(e)	5.22%	7.01%		5.26%	2.31%		2.97%
Operating expenses including reimbursement/waiver	1.34	%(e)	1.34%	1.36	%(f)	1.49%	1.51	%(g)	1.34%
Operating expenses excluding reimbursement/waiver	1.45	%(e)	1.46%	1.69%		2.81%	3.92%		1.81%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.97	%(e)	5.11%	n/a		n/a	n/a		n/a
Operating expenses including reimbursement/waiver	1.49	%(e)	1.45%	n/a		n/a	n/a		n/a
Operating expenses excluding reimbursement/waiver	1.60	%(e)	1.57%	n/a		n/a	n/a		n/a
Portfolio Turnover Rate	47	%(d)	115%	92%		93%	113%		73%

(a) Prior to May 1, 2010, the Forward International Dividend Fund was known as the Forward International Equity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2012, the net expense limitation changed from 1.49% to 1.34%.

(g) Effective May 1, 2010, the net expense limitation changed from 1.34% to 1.60%. Effective December 1, 2010, the net expense limitation changed from 1.60% to 1.49%.

June 30, 2014	126	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$8.17		$7.70	$6.70		$8.12	$7.23		$8.62
Income/(Loss) from Operations:
Net investment income(b)	0.26		0.42	0.57		0.44	0.21		0.29 (c)
Net realized and unrealized gain/(loss) on investments	0.18		0.52	0.86		(1.37)	1.11		2.79

Total from Investment Operations	0.44		0.94	1.43		(0.93)	1.32		3.08

Less Distributions:
From investment income	(0.31)		(0.47)	(0.43)		(0.49)	(0.43)		(4.47)

Total Distributions	(0.31)		(0.47)	(0.43)		(0.49)	(0.43)		(4.47)

Net Increase/(Decrease) in Net Asset Value	0.13		0.47	1.00		(1.42)	0.89		(1.39)

Net Asset Value, End of Period	$8.30		$8.17	$7.70		$6.70	$8.12		$7.23

Total Return	5.48	%(d)	12.46%	21.90%		(12.01)%	18.30%		35.84%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$90,654		$92,617	$82,719		$5,705	$1,721		$283
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	6.54	%(e)	5.41%	7.78%		5.88%	2.86%		3.12%
Operating expenses including reimbursement/waiver	0.99	%(e)	0.99%	1.01	%(f)	1.14%	1.16	%(g)	0.99%
Operating expenses excluding reimbursement/waiver	1.09	%(e)	1.11%	1.33%		2.45%	3.54%		1.39%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	6.39	%(e)	5.30%	n/a		n/a	n/a		n/a
Operating expenses including reimbursement/waiver	1.14	%(e)	1.10%	n/a		n/a	n/a		n/a
Operating expenses excluding reimbursement/waiver	1.24	%(e)	1.22%	n/a		n/a	n/a		n/a
Portfolio Turnover Rate	47	%(d)	115%	92%		93%	113%		73%

(a) Prior to May 1, 2010, the Forward International Dividend Fund was known as the Forward International Equity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2012, the net expense limitation changed from 1.14% to 0.99%.

(g) Effective May 1, 2010, the net expense limitation changed from 0.99% to 1.25%. Effective December 1, 2010, the net expense limitation changed from 1.25% to 1.14%.

See Notes to Financial Statements	127	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$9.76		$9.95
Income/(Loss) from Operations:
Net investment income(b)	0.28		0.32
Net realized and unrealized gain/(loss) on investments	0.21		(0.19)

Total from Investment Operations	0.49		0.13

Less Distributions:
From investment income	(0.28)		(0.32)

Total Distributions	(0.28)		(0.32)

Net Increase/(Decrease) in Net Asset Value	0.21		(0.19)

Net Asset Value, End of Period	$9.97		$9.76

Total Return(c)	5.16	%(d)	1.45	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,415		$2,699
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.94	%(e)	5.16	%(e)
Operating expenses including reimbursement/waiver	1.49	%(e)	1.49	%(e)
Operating expenses excluding reimbursement/waiver	1.60	%(e)	1.61	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.79	%(e)	5.05	%(e)
Operating expenses including reimbursement/waiver	1.64	%(e)	1.60	%(e)
Operating expenses excluding reimbursement/waiver	1.75	%(e)	1.72	%(e)
Portfolio Turnover Rate	47	%(d)	115	%(f)

(a) The Fund began offering Class A shares on May 1, 2013.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2013.

June 30, 2014	128	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Period Ended December 31, 2012(a)
Net Asset Value, Beginning of Period	$9.74		$9.11	$8.31
Income/(Loss) from Operations:
Net investment income(b)	0.26		0.45	0.21
Net realized and unrealized gain on investments	0.21		0.57	0.83

Total from Investment Operations	0.47		1.02	1.04

Less Distributions:
From investment income	(0.26)		(0.39)	(0.24)

Total Distributions	(0.26)		(0.39)	(0.24)

Net Increase in Net Asset Value	0.21		0.63	0.80

Net Asset Value, End of Period	$9.95		$9.74	$9.11

Total Return(c)	4.95	%(d)	11.45%	12.56	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$9,584		$7,629	$879
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.51	%(e)	4.84%	5.90	%(e)
Operating expenses including reimbursement/waiver	1.94	%(e)	1.94%	1.94	%(e)
Operating expenses excluding reimbursement/waiver	2.05	%(e)	2.07%	2.30	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.36	%(e)	4.73%	n/a
Operating expenses including reimbursement/waiver	2.09	%(e)	2.05%	n/a
Operating expenses excluding reimbursement/waiver	2.20	%(e)	2.17%	n/a
Portfolio Turnover Rate	47	%(d)	115%	92	%(f)

(a) The Fund began offering Class C shares on July 31, 2012.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2012.

See Notes to Financial Statements	129	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Advisor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$8.17		$7.70		$6.70		$8.56
Income/(Loss) from Operations:
Net investment income(c)	0.25		0.44		0.61		0.25
Net realized and unrealized gain/(loss) on investments	0.18		0.50		0.82		(1.64)

Total from Investment Operations	0.43		0.94		1.43		(1.39)

Less Distributions:
From investment income	(0.30)		(0.47)		(0.43)		(0.47)

Total Distributions	(0.30)		(0.47)		(0.43)		(0.47)

Net Increase/(Decrease) in Net Asset Value	0.13		0.47		1.00		(1.86)

Net Asset Value, End of Period	$8.30		$8.17		$7.70		$6.70

Total Return	5.45	%(d)	12.42%		21.90%		(16.68	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$96,209		$64,973		$19,269		$22
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	6.31	%(e)	5.61%		8.25%		5.48	%(e)
Operating expenses including reimbursement/waiver	1.04	%(e)	1.03	%(f)	0.99	%(g)	1.14	%(e)
Operating expenses excluding reimbursement/waiver	1.15	%(e)	1.15%		1.32%		2.50	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	6.16	%(e)	5.50%		n/a		n/a
Operating expenses including reimbursement/waiver	1.19	%(e)	1.14	%(f)	n/a		n/a
Operating expenses excluding reimbursement/waiver	1.30	%(e)	1.26%		n/a		n/a
Portfolio Turnover Rate	47	%(d)	115%		92%		93	%(h)

(a) Prior to May 1, 2013, the Forward International Dividend Fund Advisor Class was known as the Forward International Dividend Fund Class M.

(b) The Fund began offering Advisor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2013, the net expense limitation changed from 0.99% to 1.04%.

(g) Effective May 1, 2012, the net expense limitation changed from 1.14% to 0.99%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

June 30, 2014	130	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$17.39		$13.85	$11.57		$14.54	$12.15	$9.51
Income/(Loss) from Operations:
Net investment income	0.10	(a)	0.07 (a)	0.08	(a)	0.09 (a)	0.10	0.12
Net realized and unrealized gain/(loss) on investments	0.33		3.80	2.43		(2.93)	2.41	2.63

Total from Investment Operations	0.43		3.87	2.51		(2.84)	2.51	2.75

Less Distributions:
From investment income	—		(0.33)	(0.23)		(0.13)	(0.12)	(0.11)

Total Distributions	—		(0.33)	(0.23)		(0.13)	(0.12)	(0.11)

Net Increase/(Decrease) in Net Asset Value	0.43		3.54	2.28		(2.97)	2.39	2.64

Net Asset Value, End of Period	$17.82		$17.39	$13.85		$11.57	$14.54	$12.15

Total Return	2.47	%(b)	27.95%	21.70%		(19.49)%	20.69%	28.89%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$35,145		$38,523	$37,843		$51,814	$95,936	$101,110
Ratios to Average Net Assets:
Net Investment income	1.14	%(c)	0.42%	0.66%		0.65%	0.60%	0.72%
Operating expenses including reimbursement/waiver	1.65	%(c)(d)	1.69%	1.70	%(e)	1.62%	1.64%	1.62%
Operating expenses excluding reimbursement/waiver	1.66	%(c)	n/a	n/a		n/a	n/a	n/a
Portfolio Turnover Rate	33	%(b)	86%	109%		79%	82%	114%

(a) Per share amounts are based upon average shares outstanding.

(b) Not Annualized.

(c) Annualized.

(d) Effective May 1, 2014, the Advisor agreed to limit expenses at 1.64%.

(e) Affiliated management fee waiver represents less than 0.005%.

See Notes to Financial Statements	131	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$17.38		$13.84	$11.57		$14.55	$12.16	$9.52
Income/(Loss) from Operations:
Net investment income	0.13	(a)	0.12 (a)	0.15	(a)	0.13 (a)	0.12	0.12
Net realized and unrealized gain/(loss) on investments	0.33		3.81	2.40		(2.92)	2.44	2.68

Total from Investment Operations	0.46		3.93	2.55		(2.79)	2.56	2.80

Less Distributions:
From investment income	—		(0.39)	(0.28)		(0.19)	(0.17)	(0.16)

Total Distributions	—		(0.39)	(0.28)		(0.19)	(0.17)	(0.16)

Net Increase/(Decrease) in Net Asset Value	0.46		3.54	2.27		(2.98)	2.39	2.64

Net Asset Value, End of Period	$17.84		$17.38	$13.84		$11.57	$14.55	$12.16

Total Return	2.65	%(b)	28.42%	22.03%		(19.18)%	21.10%	29.37%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$170,333		$166,601	$107,578		$280,888	$436,307	$431,875
Ratios to Average Net Assets:
Net Investment income	1.51	%(c)	0.78%	1.14%		0.94%	0.94%	1.10%
Operating expenses including reimbursement/waiver	1.30	%(c)(d)	1.34%	1.34	%(e)	1.27%	1.27%	1.25%
Operating expenses excluding reimbursement/waiver	1.31	%(c)	n/a	n/a		n/a	n/a	n/a
Portfolio Turnover Rate	33	%(b)	86%	109%		79%	82%	114%

(a) Per share amounts are based upon average shares outstanding.

(b) Not Annualized.

(c) Annualized.

(d) Effective May 1, 2014, the Advisor agreed to limit expenses at 1.29%.

(e) Affiliated management fee waiver represents less than 0.005%.

June 30, 2014	132	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	Advisor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)	Year Ended December 31, 2012		Year Ended December 31, 2011	Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$17.39		$13.84	$11.57		$14.55	$12.04
Income/(Loss) from Operations:
Net investment income	0.12	(c)	0.15 (c)	0.17	(c)	0.15 (c)	0.13
Net realized and unrealized gain/(loss) on investments	0.34		3.77	2.38		(2.94)	2.55

Total from Investment Operations	0.46		3.92	2.55		(2.79)	2.68

Less Distributions:
From investment income	—		(0.37)	(0.28)		(0.19)	(0.17)

Total Distributions	—		(0.37)	(0.28)		(0.19)	(0.17)

Net Increase/(Decrease) in Net Asset Value	0.46		3.55	2.27		(2.98)	2.51

Net Asset Value, End of Period	$17.85		$17.39	$13.84		$11.57	$14.55

Total Return	2.65	%(d)	28.36%	22.08%		(19.18)%	22.30	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$7,570		$3,299	$9,698		$59	$72
Ratios to Average Net Assets:
Net investment income	1.43	%(e)	0.97%	1.32%		1.09%	1.19	%(e)
Operating expenses including reimbursement/waiver	1.35	%(e)(f)	1.37%	1.37	%(g)	1.27%	1.29	%(e)
Operating expenses excluding reimbursement/waiver	1.37	%(e)	n/a	n/a		n/a	n/a
Portfolio Turnover Rate	33	%(d)	86%	109%		79%	82	%(h)

(a) Prior to May 1, 2013, the Forward International Small Companies Fund Advisor Class was known as the Forward International Small Companies Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2014, the Advisor agreed to limit expenses at 1.34%.

(g) Affiliated management fee waiver represents less than 0.005%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	133	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select EM Dividend Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$22.44		$23.70		$19.50	$25.00
Income/(Loss) from Operations:
Net investment income(b)	0.70		1.37		1.23	0.58
Net realized and unrealized gain/(loss) on investments	0.99		(1.50)		4.07	(5.52)

Total from Investment Operations	1.69		(0.13)		5.30	(4.94)

Less Distributions:
From investment income	(0.71)		(1.13)		(1.09)	(0.56)
Tax return of capital	—		—		(0.01)	(0.00	)(c)

Total Distributions	(0.71)		(1.13)		(1.10)	(0.56)

Net Increase/(Decrease) in Net Asset Value	0.98		(1.26)		4.20	(5.50)

Net Asset Value, End of Period	$23.42		$22.44		$23.70	$19.50

Total Return	7.77	%(d)	(0.62)%		27.81%	(19.87	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$107,952		$23,348		$13,591	$1,026
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	6.34	%(e)	6.01%		5.58%	4.12	%(e)
Operating expenses including reimbursement/waiver	1.74	%(e)	1.75	%(f)	1.79%	1.79	%(e)
Operating expenses excluding reimbursement/waiver	1.87	%(e)	1.97%		2.52%	2.96	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	6.24	%(e)	5.89%		5.52%	4.12	%(e)
Operating expenses including reimbursement/waiver	1.84	%(e)	1.88	%(f)	1.85%	1.79	%(e)
Operating expenses excluding reimbursement/waiver	1.97	%(e)	2.09%		2.59%	2.96	%(e)
Portfolio Turnover Rate	64	%(d)	210%		103%	147	%(d)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2013, the net expense limitation changed from 1.79% to 1.74%.

June 30, 2014	134	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select EM Dividend Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$22.44		$23.68	$19.48	$24.37
Income/(Loss) from Operations:
Net investment income(b)	0.79		1.26	1.43	0.76
Net realized and unrealized gain/(loss) on investments	0.94		(1.29)	3.97	(5.03)

Total from Investment Operations	1.73		(0.03)	5.40	(4.27)

Less Distributions:
From investment income	(0.75)		(1.21)	(1.19)	(0.62)
Tax return of capital	—		—	(0.01)	(0.00	)(c)

Total Distributions	(0.75)		(1.21)	(1.20)	(0.62)

Net Increase/(Decrease) in Net Asset Value	0.98		(1.24)	4.20	(4.89)

Net Asset Value, End of Period	$23.42		$22.44	$23.68	$19.48

Total Return	7.93	%(d)	(0.19)%	28.38%	(17.60	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$31,960		$22,453	$32,070	$4,244
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	7.19	%(e)	5.50%	6.45%	5.23	%(e)
Operating expenses including reimbursement/waiver	1.39	%(e)	1.39%	1.39%	1.39	%(e)
Operating expenses excluding reimbursement/waiver	1.58	%(e)	1.61%	1.99%	2.19	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	7.09	%(e)	5.38%	6.38%	5.23	%(e)
Operating expenses including reimbursement/waiver	1.49	%(e)	1.51%	1.45%	1.39	%(e)
Operating expenses excluding reimbursement/waiver	1.68	%(e)	1.73%	2.05%	2.19	%(e)
Portfolio Turnover Rate	64	%(d)	210%	103%	147	%(f)

(a) The Fund began offering Institutional Class shares on May 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the period of May 2, 2011 (inception) through December 31, 2011.

See Notes to Financial Statements	135	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select EM Dividend Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$22.41		$23.69		$19.49	$25.00
Income/(Loss) from Operations:
Net investment income(b)	0.71		1.18		1.18	0.53
Net realized and unrealized gain/(loss) on investments	0.92		(1.46)		4.00	(5.57)

Total from Investment Operations	1.63		(0.28)		5.18	(5.04)

Less Distributions:
From investment income	(0.65)		(1.00)		(0.97)	(0.47)
Tax return of capital	—		—		(0.01)	(0.00	)(c)

Total Distributions	(0.65)		(1.00)		(0.98)	(0.47)

Net Increase/(Decrease) in Net Asset Value	0.98		(1.28)		4.20	(5.51)

Net Asset Value, End of Period	$23.39		$22.41		$23.69	$19.49

Total Return(d)	7.46	%(e)	(1.27)%		27.14%	(20.20	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,537		$1,390		$709	$526
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	6.45	%(f)	5.19%		5.43%	3.72	%(f)
Operating expenses including reimbursement/waiver	2.34	%(f)	2.35	%(g)	2.39%	2.39	%(f)
Operating expenses excluding reimbursement/waiver	2.56	%(f)	2.60%		3.42%	3.42	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	6.35	%(f)	5.07%		5.36%	3.72	%(f)
Operating expenses including reimbursement/waiver	2.44	%(f)	2.47	%(g)	2.45%	2.39	%(f)
Operating expenses excluding reimbursement/waiver	2.66	%(f)	2.72%		3.48%	3.42	%(f)
Portfolio Turnover Rate	64	%(e)	210%		103%	147	%(e)

(a) The Fund began offering Class C shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2013, the net expense limitation changed from 2.39% to 2.34%.

June 30, 2014	136	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select EM Dividend Fund

	Advisor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)		Year Ended December 31, 2012	Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$22.43		$23.69		$19.48	$25.00
Income/(Loss) from Operations:
Net investment income(c)	0.81		1.34		1.40	0.66
Net realized and unrealized gain/(loss) on investments	0.91		(1.40)		4.01	(5.56)

Total from Investment Operations	1.72		(0.06)		5.41	(4.90)

Less Distributions:
From investment income	(0.74)		(1.20)		(1.19)	(0.62)
Tax return of capital	—		—		(0.01)	(0.00	)(d)

Total Distributions	(0.74)		(1.20)		(1.20)	(0.62)

Net Increase/(Decrease) in Net Asset Value	0.98		(1.26)		4.21	(5.52)

Net Asset Value, End of Period	$23.41		$22.43		$23.69	$19.48

Total Return	7.91	%(e)	(0.31)%		28.41%	(19.66	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,122		$1,041		$1,214	$610
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	7.33	%(f)	5.80%		6.43%	4.60	%(f)
Operating expenses including reimbursement/waiver	1.44	%(f)	1.42	%(g)	1.39%	1.39	%(f)
Operating expenses excluding reimbursement/waiver	1.66	%(f)	1.67%		2.41%	2.47	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	7.23	%(f)	5.67%		6.37%	4.60	%(f)
Operating expenses including reimbursement/waiver	1.54	%(f)	1.54	%(g)	1.45%	1.39	%(f)
Operating expenses excluding reimbursement/waiver	1.76	%(f)	1.79%		2.47%	2.47	%(f)
Portfolio Turnover Rate	64	%(e)	210%		103%	147	%(e)

(a) Prior to May 1, 2013, the Forward Select EM Dividend Fund Advisor Class was known as the Forward Select EM Dividend Fund Class M.

(b) The Fund began offering Advisor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2013, the net expense limitation changed from 1.39% to 1.44%.

See Notes to Financial Statements	137	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$22.01		$15.98		$14.40		$16.71		$14.45	$11.98
Income/(Loss) from Operations:
Net investment loss	(0.07	)(a)	(0.15	)(a)	(0.04	)(a)	(0.14	)(a)	(0.41)	(0.17)
Net realized and unrealized gain/(loss) on investments	0.59		6.18		1.62		(2.17)		2.67	2.64

Total from Investment Operations	0.52		6.03		1.58		(2.31)		2.26	2.47

Net Increase/(Decrease) in Net Asset Value	0.52		6.03		1.58		(2.31)		2.26	2.47

Net Asset Value, End of Period	$22.53		$22.01		$15.98		$14.40		$16.71	$14.45

Total Return	2.36	%(b)	37.73%		10.97%		(13.82)%		15.64%	20.62%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$24,595		$26,287		$23,374		$29,976		$110,293	$194,146
Ratios to Average Net Assets:
Net Investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(0.64	)%(c)	(0.79)%		(0.27)%		(0.88)%		(1.13)%	(1.05)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.46	%(c)(d)(e)	1.42	%(e)(f)	1.35	%(e)(g)	1.34	%(h)	1.69%	1.70%
Operating expenses excluding reimbursement/waiver	1.78	%(c)	1.72%		1.65%		1.60%		n/a	n/a
Portfolio Turnover Rate	26	%(b)	115%		136%		234%		162%	203%

(a) Per share amounts are based upon average shares outstanding.

(b) Not Annualized.

(c) Annualized.

(d) Effective May 1, 2014, the net expense limitation changed from 1.44% to 1.49%.

(e) Affiliated management fee waiver represents less than 0.005%.

(f) Effective May 1, 2013, the net expense limitation changed from 1.39% to 1.44%.

(g) Effective May 1, 2012, the net expense limitation changed from 1.29% to 1.39%.

(h) Effective February 1, 2011, the Advisor agreed to limit expenses at 1.29%.

June 30, 2014	138	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$23.17		$16.77		$15.07		$17.37		$14.98	$12.37
Income/(Loss) from Operations:
Net investment loss	(0.04	)(a)	(0.10	)(a)	(0.02	)(a)	(0.11	)(a)	(0.11)	(0.12)
Net realized and unrealized gain/(loss) on investments	0.62		6.50		1.72		(2.19)		2.50	2.73

Total from Investment Operations	0.58		6.40		1.70		(2.30)		2.39	2.61

Net Increase/(Decrease) in Net Asset Value	0.58		6.40		1.70		(2.30)		2.39	2.61

Net Asset Value, End of Period	$23.75		$23.17		$16.77		$15.07		$17.37	$14.98

Total Return	2.50	%(b)	38.08%		11.35%		(13.24)%		15.96%	21.10%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,707		$6,724		$7,397		$17,812		$229,643	$221,890
Ratios to Average Net Assets:
Net Investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(0.34	)%(c)	(0.50)%		(0.11)%		(0.62)%		(0.82)%	(0.72)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.14	%(c)(d)	1.12	%(d)(e)	1.04	%(d)(f)	1.03	%(g)	1.38%	1.36%
Operating expenses excluding reimbursement/waiver	1.46	%(c)	1.42%		1.35%		1.32%		n/a	n/a
Portfolio Turnover Rate	26	%(b)	115%		136%		234%		162%	203%

(a) Per share amounts are based upon average shares outstanding.

(b) Not Annualized.

(c) Annualized.

(d) Affiliated management fee waiver represents less than 0.005%.

(e) Effective May 1, 2013, the net expense limitation changed from 1.09% to 1.14%.

(f) Effective May 1, 2012, the net expense limitation changed from 0.99% to 1.09%.

(g) Effective February 1, 2011, the Advisor agreed to limit expenses at 0.99%.

See Notes to Financial Statements	139	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	Advisor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Year Ended December 31, 2011		Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$23.06		$16.70		$15.01		$17.37		$14.30
Income/(Loss) from Operations:
Net investment income/(loss)	(0.04	)(c)	(0.11	)(c)	0.03	(c)	(0.09	)(c)	(0.07)
Net realized and unrealized gain/(loss) on investments	0.62		6.47		1.66		(2.27)		3.14

Total from Investment Operations	0.58		6.36		1.69		(2.36)		3.07

Net Increase/(Decrease) in Net Asset Value	0.58		6.36		1.69		(2.36)		3.07

Net Asset Value, End of Period	$23.64		$23.06		$16.70		$15.01		$17.37

Total Return	2.52	%(d)	38.00%		11.33%		(13.59)%		21.47	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,773		$3,088		$2,685		$154		$103
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.38	)%(e)	(0.53)%		0.21%		(0.57)%		(0.80	)%(e)
Operating expenses including reimbursement/waiver	1.19	%(e)(f)	1.16	%(f)(g)	1.05	%(f)(h)	1.03	%(i)	1.41	%(e)
Operating expenses excluding reimbursement/waiver	1.51	%(e)	1.45%		1.36%		1.15%		n/a
Portfolio Turnover Rate	26	%(d)	115%		136%		234%		162	%(j)

(a) Prior to May 1, 2013, the Forward Small Cap Equity Fund Advisor Class was known as the Forward Small Cap Equity Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Affiliated management fee waiver represents less than 0.005%.

(g) Effective May 1, 2013, the net expense limitation changed from 1.09% to 1.19%.

(h) Effective May 1, 2012, the net expense limitation changed from 0.99% to 1.09%.

(i) Effective February 1, 2011, the Advisor agreed to limit expenses at 0.99%.

(j) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

June 30, 2014	140	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$25.67		$25.72	$24.04		$25.00
Income/(Loss) from Operations:
Net investment loss(b)	(0.15)		(0.46)	(0.36)		(0.66)
Net realized and unrealized gain/(loss) on investments	1.39		0.49	3.33		(0.25)

Total from Investment Operations	1.24		0.03	2.97		(0.91)

Less Distributions:
From capital gains	—		(0.08)	(1.29)		(0.05)

Total Distributions	—		(0.08)	(1.29)		(0.05)

Net Increase/(Decrease) in Net Asset Value	1.24		(0.05)	1.68		(0.96)

Net Asset Value, End of Period	$26.91		$25.67	$25.72		$24.04

Total Return	4.83	%(c)	0.12%	12.45%		(3.65)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$14,627		$11,197	$16,949		$12,098
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(1.14	)%(d)	(1.77)%	(1.41)%		(2.69)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.79	%(d)(e)	1.84%	2.25	%(f)	2.71	%(g)
Operating expenses excluding reimbursement/waiver	1.79	%(d)	1.84%	2.46%		2.91%
Portfolio Turnover Rate	3,272	%(c)	11,621%	6,025%		0%

(a) The Fund began offering Investor Class shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2014, the Advisor agreed not to limit expenses.

(f) Effective November 1, 2012, the net expense limitation changed from 2.34% to 1.84%.

(g) Effective October 1, 2011, the net expense limitation changed from 2.84% to 2.34%.

See Notes to Financial Statements	141	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$25.88		$25.83	$24.12		$25.00
Income/(Loss) from Operations:
Net investment loss(b)	(0.13)		(0.37)	(0.23)		(0.57)
Net realized and unrealized gain/(loss) on investments	1.43		0.50	3.30		(0.26)

Total from Investment Operations	1.30		0.13	3.07		(0.83)

Less Distributions:
From capital gains	—		(0.08)	(1.36)		(0.05)

Total Distributions	—		(0.08)	(1.36)		(0.05)

Net Increase/(Decrease) in Net Asset Value	1.30		0.05	1.71		(0.88)

Net Asset Value, End of Period	$27.18		$25.88	$25.83		$24.12

Total Return	5.02	%(c)	0.51%	12.79%		(3.29)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$15,794		$28,406	$17,804		$11,816
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(0.97	)%(d)	(1.42)%	(0.89)%		(2.33)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.43	%(d)(e)	1.49%	1.88	%(f)	2.36	%(g)
Operating expenses excluding reimbursement/waiver	1.43	%(d)	1.49%	2.11%		2.71%
Portfolio Turnover Rate	3,272	%(c)	11,621%	6,025%		0%

(a) The Fund began offering Institutional Class shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2014, the Advisor agreed not to limit expenses.

(f) Effective November 1, 2012, the net expense limitation changed from 1.99% to 1.49%.

(g) Effective October 1, 2011, the net expense limitation changed from 2.49% to 1.99%.

June 30, 2014	142	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$25.57		$25.66	$23.98		$25.00
Income/(Loss) from Operations:
Net investment loss(b)	(0.21)		(0.50)	(0.41)		(0.69)
Net realized and unrealized gain/(loss) on investments	1.43		0.49	3.34		(0.28)

Total from Investment Operations	1.22		(0.01)	2.93		(0.97)

Less Distributions:
From capital gains	—		(0.08)	(1.25)		(0.05)

Total Distributions	—		(0.08)	(1.25)		(0.05)

Net Increase/(Decrease) in Net Asset Value	1.22		(0.09)	1.68		(1.02)

Net Asset Value, End of Period	$26.79		$25.57	$25.66		$23.98

Total Return(c)	4.77	%(d)	(0.03)%	12.31%		(3.90)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,380		$3,351	$3,602		$2,578
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(1.63	)%(e)	(1.92)%	(1.61)%		(2.83)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.93	%(e)(f)	1.99%	2.40	%(g)	2.86	%(h)
Operating expenses excluding reimbursement/waiver	1.93	%(e)	1.99%	2.61%		3.10%
Portfolio Turnover Rate	3,272	%(d)	11,621%	6,025%		0%

(a) The Fund began offering Class A shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2014, the Advisor agreed not to limit expenses.

(g) Effective November 1, 2012, the net expense limitation changed from 2.49% to 1.99%.

(h) Effective October 1, 2011, the net expense limitation changed from 2.99% to 2.49%.

See Notes to Financial Statements	143	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$25.31		$25.51	$23.88		$25.00
Income/(Loss) from Operations:
Net investment loss(b)	(0.24)		(0.61)	(0.51)		(0.81)
Net realized and unrealized gain/(loss) on investments	1.39		0.49	3.30		(0.26)

Total from Investment Operations	1.15		(0.12)	2.79		(1.07)

Less Distributions:
From capital gains	—		(0.08)	(1.16)		(0.05)

Total Distributions	—		(0.08)	(1.16)		(0.05)

Net Increase/(Decrease) in Net Asset Value	1.15		(0.20)	1.63		(1.12)

Net Asset Value, End of Period	$26.46		$25.31	$25.51		$23.88

Total Return(c)	4.54	%(d)	(0.47)%	11.77%		(4.29)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,652		$1,955	$3,247		$2,163
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(1.87	)%(e)	(2.37)%	(2.00)%		(3.29)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.38	%(e)(f)	2.44%	2.84	%(g)	3.31	%(h)
Operating expenses excluding reimbursement/waiver	2.38	%(e)	2.44%	3.06%		3.53%
Portfolio Turnover Rate	3,272	%(d)	11,621%	6,025%		0%

(a) The Fund began offering Class C shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2014, the Advisor agreed not to limit expenses.

(g) Effective November 1, 2012, the net expense limitation changed from 2.94% to 2.44%.

(h) Effective October 1, 2011, the next expense limitation change from 3.44% to 2.94%.

June 30, 2014	144	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	Advisor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$25.85		$25.79		$24.12		$25.56
Income/(Loss) from Operations:
Net investment loss(c)	(0.12)		(0.36)		(0.02)		(0.40)
Net realized and unrealized gain/(loss) on investments	1.42		0.50		3.09		(0.99)

Total from Investment Operations	1.30		0.14		3.07		(1.39)

Less Distributions:
From capital gains	—		(0.08)		(1.40)		(0.05)

Total Distributions	—		(0.08)		(1.40)		(0.05)

Net Increase/(Decrease) in Net Asset Value	1.30		0.06		1.67		(1.44)

Net Asset Value, End of Period	$27.15		$25.85		$25.79		$24.12

Total Return	5.03	%(d)	0.55%		12.78%		(5.41	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$80,370		$74,041		$91		$84
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(0.94	)%(e)	(1.41)%		(0.09)%		(2.28	)%(e)
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.49	%(e)(f)	1.47	%(g)	1.79	%(h)	2.31	%(e)(i)
Operating expenses excluding reimbursement/waiver	1.49	%(e)	1.47%		1.98%		2.38	%(e)
Portfolio Turnover Rate	3,272	%(d)	11,621%		6,025%		0	%(j)

(a) Prior to May 1, 2013, the Forward Tactical Enhanced Fund Advisor Class was known as the Forward Tactical Enhanced Fund Class M.

(b) The Fund began offering Advisor Class shares on April 15, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2014, the Advisor agreed not to limit expenses.

(g) Effective May 1, 2013, the net expense limitation changed from 1.49% to 1.54%.

(h) Effective November 1, 2012, the net expense limitation changed from 1.99% to 1.49%.

(i) Effective October 1, 2011, the net expense limitation changed from 2.49% to 1.99%.

(j) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	145	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010	Period Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$26.17		$25.06		$24.73		$26.26		$25.69	$25.00
Income/(Loss) from Operations:
Net investment loss	(0.18	)(b)	(0.40	)(b)	(0.39	)(b)	(0.38	)(b)	(0.24)	(0.05)
Net realized and unrealized gain/(loss) on investments	0.38		4.20		1.57		(1.02)		0.81	0.74

Total from Investment Operations	0.20		3.80		1.18		(1.40)		0.57	0.69

Less Distributions:
From capital gains	(0.85)		(2.69)		(0.85)		(0.13)		—	—

Total Distributions	(0.85)		(2.69)		(0.85)		(0.13)		—	—

Net Increase/(Decrease) in Net Asset Value	(0.65)		1.11		0.33		(1.53)		0.57	0.69

Net Asset Value, End of Period	$25.52		$26.17		$25.06		$24.73		$26.26	$25.69

Total Return	0.76	%(c)	15.31%		4.81%		(5.36)%		2.22%	2.76	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$162,384		$164,319		$187,066		$251,617		$313,875	$133,848
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.39	)%(d)	(1.48)%		(1.49)%		(1.44)%		(1.05)%	(1.28	)%(d)
Operating expenses including reimbursement/waiver	1.74	%(d)	1.74%		1.72%		1.80	%(e)	1.80%	1.82	%(d)
Operating expenses excluding reimbursement/waiver	1.74	%(d)	1.74%		1.72%		1.80%		1.80%	1.82	%(d)
Portfolio Turnover Rate	593	%(c)	1,797%		574%		387%		762%	758	%(c)

(a) The Fund began offering Investor Class shares on September 14, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2011, the Advisor agreed not to limit expenses.

June 30, 2014	146	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010	Period Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$26.56		$25.34		$24.91		$26.37		$25.71	$25.00
Income/(Loss) from Operations:
Net investment loss	(0.14	)(b)	(0.31	)(b)	(0.30	)(b)	(0.30	)(b)	(0.17)	(0.01)
Net realized and unrealized gain/(loss) on investments	0.39		4.26		1.58		(1.03)		0.83	0.72

Total from Investment Operations	0.25		3.95		1.28		(1.33)		0.66	0.71

Less Distributions:
From capital gains	(0.85)		(2.73)		(0.85)		(0.13)		—	—

Total Distributions	(0.85)		(2.73)		(0.85)		(0.13)		—	—

Net Increase/(Decrease) in Net Asset Value	(0.60)		1.22		0.43		(1.46)		0.66	0.71

Net Asset Value, End of Period	$25.96		$26.56		$25.34		$24.91		$26.37	$25.71

Total Return	0.94	%(c)	15.74%		5.14%		(5.04)%		2.57%	2.84	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$64,004		$62,760		$61,602		$70,110		$151,485	$64,399
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.04	)%(d)	(1.13)%		(1.14)%		(1.14)%		(0.70)%	(0.36	)%(d)
Operating expenses including reimbursement/waiver	1.39	%(d)	1.39%		1.38%		1.45	%(e)	1.44%	1.50	%(d)
Operating expenses excluding reimbursement/waiver	1.39	%(d)	1.39%		1.38%		1.45%		1.44%	1.53	%(d)
Portfolio Turnover Rate	593	%(c)	1,797%		574%		387%		762%	758	%(c)

(a) The Fund began offering Institutional Class shares on September 14, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2011, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	147	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Period Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$25.96		$24.92		$24.62		$26.19		$26.19
Income/(Loss) from Operations:
Net investment loss	(0.20	)(b)	(0.43	)(b)	(0.43	)(b)	(0.41	)(b)	(0.10)
Net realized and unrealized gain/(loss) on investments	0.38		4.16		1.58		(1.03)		0.10

Total from Investment Operations	0.18		3.73		1.15		(1.44)		0.00

Less Distributions:
From capital gains	(0.85)		(2.69)		(0.85)		(0.13)		—

Total Distributions	(0.85)		(2.69)		(0.85)		(0.13)		—

Net Increase/(Decrease) in Net Asset Value	(0.67)		1.04		0.30		(1.57)		0.00

Net Asset Value, End of Period	$25.29		$25.96		$24.92		$24.62		$26.19

Total Return(c)	0.69	%(d)	15.11%		4.67%		(5.49)%		0.00	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$71,676		$109,402		$112,734		$161,901		$74,910
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.58	)%(e)	(1.63)%		(1.65)%		(1.58)%		(0.99	)%(e)
Operating expenses including reimbursement/waiver	1.88	%(e)	1.89%		1.88%		1.94	%(f)	2.00	%(e)
Operating expenses excluding reimbursement/waiver	1.88	%(e)	1.89%		1.88%		1.94%		2.00	%(e)
Portfolio Turnover Rate	593	%(d)	1,797%		574%		387%		762	%(g)

(a) The Fund began offering Class A shares on March 12, 2010.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2011, the Advisor agreed not to limit expenses.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

June 30, 2014	148	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010	Period Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$25.42		$24.55		$24.39		$26.06		$25.65	$25.00
Income/(Loss) from Operations:
Net investment loss	(0.25	)(b)	(0.54	)(b)	(0.53	)(b)	(0.53	)(b)	(0.22)	(0.06)
Net realized and unrealized gain/(loss) on investments	0.37		4.10		1.54		(1.01)		0.63	0.71

Total from Investment Operations	0.12		3.56		1.01		(1.54)		0.41	0.65

Less Distributions:
From capital gains	(0.85)		(2.69)		(0.85)		(0.13)		—	—

Total Distributions	(0.85)		(2.69)		(0.85)		(0.13)		—	—

Net Increase/(Decrease) in Net Asset Value	(0.73)		0.87		0.16		(1.67)		0.41	0.65

Net Asset Value, End of Period	$24.69		$25.42		$24.55		$24.39		$26.06	$25.65

Total Return(c)	0.47	%(d)	14.65%		4.14%		(5.90)%		1.60%	2.60	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$93,003		$96,193		$115,442		$139,604		$119,659	$23,250
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.99	)%(e)	(2.09)%		(2.09)%		(2.04)%		(1.57)%	(1.71	)%(e)
Operating expenses including reimbursement/waiver	2.34	%(e)	2.34%		2.32%		2.39	%(f)	2.41%	2.43	%(e)
Operating expenses excluding reimbursement/waiver	2.34	%(e)	2.34%		2.32%		2.39%		2.41%	2.44	%(e)
Portfolio Turnover Rate	593	%(d)	1,797%		574%		387%		762%	758	%(d)

(a) The Fund began offering Class C shares on September 14, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2011, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	149	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Advisor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Year Ended December 31, 2011		Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$26.57		$25.35		$24.92		$26.37		$25.58
Income/(Loss) from Operations:
Net investment loss	(0.14	)(c)	(0.31	)(c)	(0.29	)(c)	(0.28	)(c)	(0.07)
Net realized and unrealized gain/(loss) on investments	0.38		4.25		1.57		(1.04)		0.86

Total from Investment Operations	0.24		3.94		1.28		(1.32)		0.79

Less Distributions:
From capital gains	(0.85)		(2.72)		(0.85)		(0.13)		—

Total Distributions	(0.85)		(2.72)		(0.85)		(0.13)		—

Net Increase/(Decrease) in Net Asset Value	(0.61)		1.22		0.43		(1.45)		0.79

Net Asset Value, End of Period	$25.96		$26.57		$25.35		$24.92		$26.37

Total Return	0.90	%(d)	15.70%		5.13%		(5.00)%		3.09	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$564,898		$509,404		$447,928		$288,948		$197,655
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.08	)%(e)	(1.16)%		(1.11)%		(1.08)%		(0.57	)%(e)
Operating expenses including reimbursement/waiver	1.44	%(e)	1.43%		1.37%		1.44	%(f)	1.49	%(e)
Operating expenses excluding reimbursement/waiver	1.44	%(e)	1.43%		1.37%		1.44%		1.49	%(e)
Portfolio Turnover Rate	593	%(d)	1,797%		574%		387%		762	%(g)

(a) Prior to May 1, 2013, the Forward Tactical Growth Fund Advisor Class was known as the Forward Tactical Growth Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2011, the Advisor agreed not to limit expenses.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

June 30, 2014	150	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)(a)		Year Ended December 31, 2013(a)	Year Ended December 31, 2012(a)		Year Ended December 31, 2011(a)(b)
Net Asset Value, Beginning of Period	$21.07		$20.21	$27.02		$25.00
Income/(Loss) from Operations:
Net investment loss(c)	(0.09)		(0.22)	(0.23)		(0.20)
Net realized and unrealized gain/(loss) on investments	(0.31)		2.04	(6.58)		2.61

Total from Investment Operations	(0.40)		1.82	(6.81)		2.41

Less Distributions:
From investment income	—		(0.95)	—		(0.39)
Tax return of capital	—		(0.01)	—		(0.00	)(d)

Total Distributions	—		(0.96)	—		(0.39)

Net Increase/(Decrease) in Net Asset Value	(0.40)		0.86	(6.81)		2.02

Net Asset Value, End of Period	$20.67		$21.07	$20.21		$27.02

Total Return	(1.90	)%(e)	9.04%	(25.20)%		9.66%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$23,747		$24,649	$22,093		$48,141
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(0.88	)%(f)	(1.03)%	(0.93)%		(0.74)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.78	%(f)	1.77%	1.70	%(g)	1.87%
Operating expenses excluding reimbursement/waiver	1.78	%(f)	1.77%	1.70%		1.90%
Portfolio Turnover Rate	37	%(e)	59%	90%		39%

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The Fund began offering Investor Class shares on January 3, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2012, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	151	June 30, 2014

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)(a)		Year Ended December 31, 2013(a)	Year Ended December 31, 2012(a)		Year Ended December 31, 2011(a)(b)
Net Asset Value, Beginning of Period	$21.20		$20.33	$27.06		$25.00
Income/(Loss) from Operations:
Net investment loss(c)	(0.06)		(0.14)	(0.14)		(0.12)
Net realized and unrealized gain/(loss) on investments	(0.31)		2.03	(6.59)		2.61

Total from Investment Operations	(0.37)		1.89	(6.73)		2.49

Less Distributions:
From investment income	—		(1.01)	—		(0.43)
Tax return of capital	—		(0.01)	—		(0.00	)(d)

Total Distributions	—		(1.02)	—		(0.43)

Net Increase/(Decrease) in Net Asset Value	(0.37)		0.87	(6.73)		2.06

Net Asset Value, End of Period	$20.83		$21.20	$20.33		$27.06

Total Return	(1.75	)%(e)	9.36%	(24.87)%		9.97%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$29,083		$29,198	$49,467		$66,255
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(0.54	)%(f)	(0.68)%	(0.57)%		(0.46)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.43	%(f)	1.41%	1.35	%(g)	1.52%
Operating expenses excluding reimbursement/waiver	1.43	%(f)	1.41%	1.35%		1.55%
Portfolio Turnover Rate	37	%(e)	59%	90%		39%

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The Fund began offering Institutional Class shares on January 3, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2012, the Advisor agreed not to limit expenses.

June 30, 2014	152	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)(a)		Year Ended December 31, 2013(a)	Year Ended December 31, 2012(a)		Period Ended December 31, 2011(a)(b)
Net Asset Value, Beginning of Period	$20.89		$20.04	$26.95		$28.49
Income/(Loss) from Operations:
Net investment loss(c)	(0.15)		(0.34)	(0.36)		(0.25)
Net realized and unrealized gain/(loss) on investments	(0.31)		2.01	(6.55)		(0.97)

Total from Investment Operations	(0.46)		1.67	(6.91)		(1.22)

Less Distributions:
From investment income	—		(0.81)	—		(0.32)
Tax return of capital	—		(0.01)	—		(0.00	)(d)

Total Distributions	—		(0.82)	—		(0.32)

Net Increase/(Decrease) in Net Asset Value	(0.46)		0.85	(6.91)		(1.54)

Net Asset Value, End of Period	$20.43		$20.89	$20.04		$26.95

Total Return(e)	(2.20	)%(f)	8.38%	(25.61)%		(4.32	)%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,300		$4,798	$5,540		$5,180
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(1.49	)%(g)	(1.62)%	(1.52)%		(1.40	)%(g)
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.38	%(g)	2.36%	2.31	%(h)	2.47	%(g)
Operating expenses excluding reimbursement/waiver	2.38	%(g)	2.36%	2.31%		2.49	%(g)
Portfolio Turnover Rate	37	%(f)	59%	90%		39	%(i)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The Fund began offering Class C shares on May 4, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

(h) Effective May 1, 2012, the Advisor agreed not to limit expenses.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	153	June 30, 2014

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Advisor Class
	Six Months Ended June 30, 2014 (Unaudited)(a)		Year Ended December 31, 2013(a)(b)	Year Ended December 31, 2012(a)		Period Ended December 31, 2011(a)(c)
Net Asset Value, Beginning of Period	$21.12		$20.27	$26.99		$26.66
Income/(Loss) from Operations:
Net investment loss(d)	(0.06)		(0.15)	(0.13)		(0.01)
Net realized and unrealized gain/(loss) on investments	(0.31)		2.03	(6.59)		0.70

Total from Investment Operations	(0.37)		1.88	(6.72)		0.69

Less Distributions:
From investment income	—		(1.02)	—		(0.36)
Tax return of capital	—		(0.01)	—		(0.00	)(e)

Total Distributions	—		(1.03)	—		(0.36)

Net Increase/(Decrease) in Net Asset Value	(0.37)		0.85	(6.72)		0.33

Net Asset Value, End of Period	$20.75		$21.12	$20.27		$26.99

Total Return	(1.75	)%(f)	9.32%	(25.12)%		2.91	%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$52,097		$50,007	$34,297		$1,728
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(0.59	)%(g)	(0.70)%	(0.56)%		(0.27	)%(g)
Operating expenses including reimbursement/waiver	1.48	%(g)	1.44%	1.37	%(h)	1.52	%(g)
Operating expenses excluding reimbursement/waiver	1.48	%(g)	1.44%	1.37%		3.19	%(g)
Portfolio Turnover Rate	37	%(f)	59%	90%		39	%(i)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) Prior to May 1, 2013, the Forward Commodity Long/Short Strategy Fund Advisor Class was known as the Forward Commodity Long/Short Strategy Fund Class M.

(c) The Fund began offering Advisor Class shares on December 7, 2011.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) Not Annualized.

(g) Annualized.

(h) Effective May 1, 2012, the Advisor agreed not to limit expenses.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

June 30, 2014	154	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Class Z
	Six Months Ended June 30, 2014 (Unaudited)(a)		Year Ended December 31, 2013(a)	Year Ended December 31, 2012(a)		Year Ended December 31, 2011(a)(b)
Net Asset Value, Beginning of Period	$21.17		$20.31	$27.03		$25.00
Income/(Loss) from Operations:
Net investment loss(c)	(0.05)		(0.13)	(0.14)		(0.02)
Net realized and unrealized gain/(loss) on investments	(0.30)		2.03	(6.58)		2.49

Total from Investment Operations	(0.35)		1.90	(6.72)		2.47

Less Distributions:
From investment income	—		(1.03)	—		(0.44)
Tax return of capital	—		(0.01)	—		(0.00	)(d)

Total Distributions	—		(1.04)	—		(0.44)

Net Increase/(Decrease) in Net Asset Value	(0.35)		0.86	(6.72)		2.03

Net Asset Value, End of Period	$20.82		$21.17	$20.31		$27.03

Total Return	(1.65	)%(e)	9.41%	(24.86)%		9.89%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,642		$6,626	$5,756		$10,798
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(0.49	)%(f)	(0.63)%	(0.56)%		(0.06)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.38	%(f)	1.36%	1.33	%(g)	1.44%
Operating expenses excluding reimbursement/waiver	1.38	%(f)	1.36%	1.33%		1.45%
Portfolio Turnover Rate	37	%(e)	59%	90%		39%

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The Fund began offering Class Z shares on January 3, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2012, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	155	June 30, 2014

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Managed Futures Strategy Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)(a)		Year Ended December 31, 2013(a)	Period Ended December 31, 2012(a)(b)
Net Asset Value, Beginning of Period	$20.37		$20.40	$25.00
Income/(Loss) from Operations:
Net investment loss(c)	(0.20)		(0.40)	(0.38)
Net realized and unrealized gain/(loss) on investments	(0.12)		0.89	(4.22)

Total from Investment Operations	(0.32)		0.49	(4.60)

Less Distributions:
From investment income	—		(0.51)	—
From capital gains	—		(0.01)	(0.00	)(d)

Total Distributions	—		(0.52)	(0.00	)(d)

Net Decrease in Net Asset Value	(0.32)		(0.03)	(4.60)

Net Asset Value, End of Period	$20.05		$20.37	$20.40

Total Return	(1.57	)%(e)	2.83%	(18.71	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,130		$1,182	$1,021
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(2.01	)%(f)	(1.95)%	(1.81	)%(f)
Operating expenses including reimbursement/waiver	2.69	%(f)	2.50%	2.53	%(f)
Operating expenses excluding reimbursement/waiver	3.43	%(f)	3.06%	3.26	%(f)
Portfolio Turnover Rate	0	%(e)	0%	6	%(e)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Managed Futures Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fees.

(b) The Fund began offering Investor Class on January 30, 2012.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

June 30, 2014	156	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Managed Futures Strategy Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)(a)		Year Ended December 31, 2013(a)	Period Ended December 31, 2012(a)(b)
Net Asset Value, Beginning of Period	$20.43		$20.47	$25.00
Income/(Loss) from Operations:
Net investment loss(c)	(0.17)		(0.33)	(0.31)
Net realized and unrealized gain/(loss) on investments	(0.11)		0.89	(4.22)

Total from Investment Operations	(0.28)		0.56	(4.53)

Less Distributions:
From investment income	—		(0.59)	—
From capital gains	—		(0.01)	(0.00	)(d)

Total Distributions	—		(0.60)	(0.00	)(d)

Net Decrease in Net Asset Value	(0.28)		(0.04)	(4.53)

Net Asset Value, End of Period	$20.15		$20.43	$20.47

Total Return	(1.37	)%(e)	3.14%	(18.43	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$861		$868	$885
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.70	)%(f)	(1.61)%	(1.46	)%(f)
Operating expenses including reimbursement/waiver	2.34	%(f)	2.15%	2.18	%(f)
Operating expenses excluding reimbursement/waiver	3.08	%(f)	2.71%	2.91	%(f)
Portfolio Turnover Rate	0	%(e)	0%	6	%(e)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Managed Futures Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fees.

(b) The Fund began offering Institutional Class on January 30, 2012.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

See Notes to Financial Statements	157	June 30, 2014

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Managed Futures Strategy Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)(a)		Year Ended December 31, 2013(a)	Period Ended December 31, 2012(a)(b)
Net Asset Value, Beginning of Period	$20.26		$20.29	$25.00
Income/(Loss) from Operations:
Net investment loss(c)	(0.26)		(0.52)	(0.51)
Net realized and unrealized gain/(loss) on investments	(0.12)		0.88	(4.20)

Total from Investment Operations	(0.38)		0.36	(4.71)

Less Distributions:
From investment income	—		(0.38)	—
From capital gains	—		(0.01)	(0.00	)(d)

Total Distributions	—		(0.39)	(0.00	)(d)

Net Decrease in Net Asset Value	(0.38)		(0.03)	(4.71)

Net Asset Value, End of Period	$19.88		$20.26	$20.29

Total Return(e)	(1.88	)%(f)	2.22%	(19.15	)%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$875		$881	$936
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(2.65	)%(g)	(2.57)%	(2.41	)%(g)
Operating expenses including reimbursement/waiver	3.29	%(g)	3.10%	3.13	%(g)
Operating expenses excluding reimbursement/waiver	4.03	%(g)	3.65%	3.86	%(g)
Portfolio Turnover Rate	0	%(f)	0%	6	%(f)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Managed Futures Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fees.

(b) The Fund began offering Class C on January 30, 2012.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

June 30, 2014	158	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Managed Futures Strategy Fund

	Class Z
	Six Months Ended June 30, 2014 (Unaudited)(a)		Year Ended December 31, 2013(a)	Period Ended December 31, 2012(a)(b)
Net Asset Value, Beginning of Period	$20.43		$20.48	$25.25
Income/(Loss) from Operations:
Net investment loss(c)	(0.17)		(0.33)	(0.29)
Net realized and unrealized gain/(loss) on investments	(0.11)		0.90	(4.48)

Total from Investment Operations	(0.28)		0.57	(4.77)

Less Distributions:
From investment income	—		(0.61)	—
From capital gains	—		(0.01)	(0.00	)(d)

Total Distributions	—		(0.62)	(0.00	)(d)

Net Decrease in Net Asset Value	(0.28)		(0.05)	(4.77)

Net Asset Value, End of Period	$20.15		$20.43	$20.48

Total Return	(1.37	)%(e)	3.20%	(19.20	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$5,168		$6,936	$9,913
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.66	)%(f)	(1.58)%	(1.39	)%(f)
Operating expenses including reimbursement/waiver	2.29	%(f)	2.10%	2.13	%(f)
Operating expenses excluding reimbursement/waiver	3.02	%(f)	2.64%	2.80	%(f)
Portfolio Turnover Rate	0	%(e)	0%	6	%(g)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Managed Futures Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fees.

(b) The Fund began offering Class Z on January 31, 2012.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover rate is calculated at the Fund level and represents the period ended January 30, 2012 to December 31, 2012.

See Notes to Financial Statements	159	June 30, 2014

Notes to Financial Statements (Unaudited)

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2014, the Trust has 33 registered funds. This semi-annual report describes 14 funds offered by the Trust (each a “Fund” and, collectively, the “Funds”). The accompanying financial statements and financial highlights include the Forward Credit Analysis Long/Short Fund (“Credit Analysis Long/ Short Fund”), the Forward Dynamic Income Fund (“Dynamic Income Fund”), the Forward EM Corporate Debt Fund (“EM Corporate Debt Fund”), the Forward Emerging Markets Fund (“Emerging Markets Fund”), the Forward Endurance Long/Short Fund (“Endurance Long/Short Fund”), the Forward Global Dividend Fund (“Global Dividend Fund”), the Forward International Dividend Fund (“International Dividend Fund”), the Forward International Small Companies Fund (“International Small Companies Fund”), the Forward Select EM Dividend Fund (“Select EM Dividend Fund”), the Forward Small Cap Equity Fund (“Small Cap Equity Fund”), the Forward Tactical Enhanced Fund (“Tactical Enhanced Fund”), the Forward Tactical Growth Fund (“Tactical Growth Fund”), the Forward Commodity Long/Short Strategy Fund (“Commodity Long/Short Strategy Fund”), and the Forward Managed Futures Strategy Fund (“Managed Futures Strategy Fund”).

The Credit Analysis Long/Short Fund seeks to maximize total return (capital appreciation and income) by investing primarily in a portfolio of municipal bonds, corporate bonds, notes and other debentures, U.S. Treasury and Agency securities, sovereign debt, emerging markets debt, variable rate demand notes including tender option bonds, floating rate or zero coupon securities and nonconvertible preferred securities that are actively traded in the public markets. The Dynamic Income Fund seeks total return, with dividend and interest income being an important component of that return, while exhibiting less downside volatility than the S&P 500 Index through the use of a dividend-capture strategy and a tactical allocation strategy. The EM Corporate Debt Fund seeks to achieve high total return (capital appreciation and income) by investing primarily in a portfolio of fixed income securities of companies located in emerging market countries. The Emerging Markets Fund seeks to achieve long-term growth of capital and invests primarily in the equity securities of emerging market companies. The Endurance Long/Short Fund seeks to provide long-term growth of capital by investing both long and short in equity securities of U.S. and non-U.S. issuers, including issuers located in emerging and frontier markets. The Global Dividend Fund seeks to achieve high total return (capital appreciation and income) and invests primarily in equity securities of dividend paying companies. The International Dividend Fund seeks to achieve high total return (capital appreciation and income) and invests primarily in the equity securities of dividend paying companies located outside of the U.S. The International Small Companies Fund seeks to achieve long-term growth of capital and invests in equity securities of companies with small market capitalizations located outside the U.S. The Select EM Dividend Fund seeks to achieve high total return through capital appreciation and current income and invests primarily in equity securities of dividend paying companies located in emerging market countries. The Small Cap Equity Fund seeks to achieve high total return and invests in equity securities of small capitalization companies. The Tactical Enhanced Fund seeks to produce above average, risk-adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index and invests primarily in a portfolio of instruments providing exposure, both long and short, to the U.S. and non-U.S. equity markets, including exchange-traded funds (“ETFs”), futures and options on securities, securities indices and shares of ETFs. The Tactical Growth Fund seeks to produce above-average, risk-adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index and invests primarily in a portfolio of ETFs and instruments providing exposure to U.S and non-U.S. equity securities (comprised of futures and options on securities, securities indices and shares of ETFs), which represent general asset classes, including both U.S. and overseas equity markets. The Commodity Long/Short Strategy Fund seeks long term total return and seeks exposure to the commodity markets and returns that correspond to the Credit Suisse Momentum and Volatility Enhanced Return Strategy Index. The Managed Futures Strategy Fund seeks long term total return and seeks exposure to the futures markets by investing in futures-related instruments that track the performance of futures contracts included in the Credit Suisse Multi-Asset Futures Strategy Index.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class C, Advisor Class and Class Z shares offered by the Trust.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Certain Funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

June 30, 2014	160

Notes to Financial Statements (Unaudited)

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on June 30, 2014.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day, If there have been no sales that day, such securities or contracts are valued at the average of the last reported bid and ask price for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask price. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask price; and (b) maturity of 60 days or less, at amortized cost.

Investments held by the Forward U.S. Government Money Fund are valued using the amortized cost method of valuation permitted in accordance with meeting certain conditions and regulations set forth under Rule 2a-7 of the 1940 Act. Under the amortized cost method, an investment is valued at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the investment.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Forward Management, LLC, the Investment Advisor of the Funds (the “Advisor” or “Forward Management”) based on information from the structuring firm or issuer.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If market quotes are not available from an independent pricing vendor or dealers, over-the-counter futures and options on futures contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. If there has been no sale that day, such securities are valued at the average of the last reported bid and ask prices on the valuation day

161	June 30, 2014

Notes to Financial Statements (Unaudited)

for long positions or ask prices for short positions. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities.

Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last reported trade or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day of the NYSE. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies and offshore affiliated subsidiaries are valued at the investment company’s or subsidiary’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Debt Securities: Debt securities are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Lower rated debt securities, such as high-yield/high-risk bonds, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated debt securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations. The value of debt securities may fall when interest rates rise. Given the current historically low interest rate environment, the risks associated with rising interest rates are heightened and future increases in interest rates may result in periods of dramatic volatility and may negatively impact the value of debt securities. The liquidity of the market for debt securities may decrease during periods of increased volatility. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt securities may result in those broker-dealers restricting their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such debt securities.

June 30, 2014	162

Notes to Financial Statements (Unaudited)

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CDO senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in tranches of CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commodity-Linked Notes: Certain Funds may invest in commodity-linked notes, which are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. The value of these notes will rise and fall in response to changes in the underlying commodity, related index or reference asset. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index, and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Exchange-Traded Funds (“ETFs”): Certain Funds may invest in ETFs, which are funds whose shares are traded on a national securities exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the net asset value of the ETF.

Foreign Securities: Certain Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Government-Sponsored Enterprises (“GSEs”): Certain Funds may invest in GSEs which are privately-owned corporations created by the U.S. Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students, and farmers. Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government, and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, securities issued by GSEs are

163	June 30, 2014

Notes to Financial Statements (Unaudited)

considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Master Limited Partnerships (“MLPs”): Certain Funds may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. MLPs often own interests in properties or businesses that are related to the oil and gas industries, although MLPs may invest in other types of investments. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (such as a Fund investing in a MLP) are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of units of a MLP may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in a MLP than investors in a corporation, and conflicts of interest may exist among unit holders and the general partner of a MLP. MLPs that concentrate in a particular industry or region are subject to risk associated with such industry or region. Investments held by MLPs may be illiquid. MLP unit prices may be more volatile than securities of larger or more broadly based companies.

Unlike most corporations, MLPs do not pay income tax but instead pass through their taxable income to unit holders who are required to report their allocable share of a MLP’s taxable income. A MLP’s distribution to unit holders may exceed the unit holder’s share of the MLP’s taxable income, and a portion of the distribution may represent a return of capital. If a Fund invests in a MLP that makes a return of capital, a portion of the Fund’s distribution to shareholders may also represent a return of capital.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are paid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

Mortgage-backed securities are subject to extension risk, which is the risk that a Fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because a Fund will have to reinvest that money at the lower prevailing interest rates.

A Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Real Estate Investment Trusts (“REITs”): Certain Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. There is no guarantee that the REITs held by the Funds will continue to pay dividends. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements: Certain Funds may enter into repurchase agreements (agreements to purchase securities—generally securities of the U.S. Government, its agencies or instrumentalities—subject to the seller’s agreement to repurchase them at a specified time and price) with well established dealers or institutions that Forward Management, or the appropriate sub-advisor has determined to be creditworthy. Repurchase agreements subject the Fund to counterparty risk, meaning that a fund could lose money if the other party fails to perform under the terms of the agreement. The Fund mitigates this risk by ensuring that the Fund’s repurchase agreements are fully collateralized by cash or U.S. government and agency securities. It is the Funds’ policy to take possession of the underlying securities, held in safekeeping at the Fund’s custodian or designated sub-custodians for tri-party repurchase agreements, as collateral and, on a daily basis, mark-to-market such securities to ensure that the market value including accrued interest is at least equal to the amount owed to the Funds under each repurchase agreement. The Funds held no repurchase agreements as of June 30, 2014.

June 30, 2014	164

Notes to Financial Statements (Unaudited)

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term; therefore, they are excluded from the purchases and sales of investments in Note 7 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. The Funds held no securities sold short as of June 30, 2014.

Structured Notes: Certain Funds may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt. The Fund also bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, the Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

A highly liquid secondary market may not exist for the structured notes a Fund may invest in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for a Fund to sell the structured notes it holds at an acceptable price or accurately value such notes. The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

165	June 30, 2014

Notes to Financial Statements (Unaudited)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

Investments in Securities	Level 1	Level 2	Level 3	Total
Credit Analysis Long/Short Fund
Municipal Bonds(a)	—	$85,197,709	—	$85,197,709
U.S. Treasury Bonds & Notes	—	1,601,656	—	1,601,656
Short-Term Securities	—	15,197,606	—	15,197,606

Total	—	$101,996,971	—	$101,996,971

Dynamic Income Fund
Common Stocks(a)	$2,393,938	—	—	$2,393,938
Preferred Stocks(a)	1,062,677	—	—	1,062,677

Total	$3,456,615	—	—	$3,456,615

EM Corporate Debt Fund
Common Stocks(a)	$7,065,588	—	—	$7,065,588
Foreign Government Obligations(a)	—	$23,670,834	—	23,670,834
Asset-Backed Securities(a)	—	14,236,376	—	14,236,376
Contingent Convertible Securities(a)	—	5,785,588	—	5,785,588
Convertible Corporate Bonds(a)	—	2,765,000	—	2,765,000
Corporate Bonds(a)	—	365,690,709	—	365,690,709
Short-Term Securities	—	5,055,086	—	5,055,086

Total	$7,065,588	$417,203,593	—	$424,269,181

Emerging Markets Fund
Common Stocks(a)	$12,763,415	—	—	$12,763,415
Preferred Stocks(a)	200,314	—	—	200,314

Total	$12,963,729	—	—	$12,963,729

Endurance Long/Short Fund
Common Stocks(a)	$2,400,420	—	—	$2,400,420
Exchange-Traded Funds	30,120	—	—	30,120

Total	$2,430,540	—	—	$2,430,540

Global Dividend Fund
Common Stocks(a)	$15,373,403	—	—	$15,373,403
Limited Partnerships(a)	231,135	—	—	231,135
Collateralized Mortgage Obligations(a)	—	$121,161	—	121,161

Total	$15,604,538	$121,161	—	$15,725,699

International Dividend Fund
Common Stocks(a)	$287,829,993	—	—	$287,829,993
Loan Participation Notes(a)	—	$5,000,538	—	5,000,538
Preferred Stocks(a)	10,074,956	—	—	10,074,956
Collateralized Mortgage Obligations(a)	—	4,404,404	—	4,404,404
Corporate Bonds(a)	—	5,831,338	—	5,831,338

Total	$297,904,949	$15,236,280	—	$313,141,229

June 30, 2014	166

Notes to Financial Statements (Unaudited)

Investments in Securities	Level 1	Level 2	Level 3	Total
International Small Companies Fund
Common Stocks(a)	$197,340,867	—	—	$197,340,867
Exchange-Traded Funds(a)	6,519,426	—	—	6,519,426
Preferred Stocks(a)	3,454,473	—	—	3,454,473

Total	$207,314,766	—	—	$207,314,766

Select EM Dividend Fund
Common Stocks(a)	$114,250,005	—	—	$114,250,005
Loan Participation Notes(a)	—	$2,170,934	—	2,170,934
Preferred Stocks(a)	4,383,153	—	—	4,383,153
Collateralized Mortgage Obligations(a)	—	1,720,099	—	1,720,099
Corporate Bonds(a)	—	1,798,725	—	1,798,725

Total	$118,633,158	$5,689,758	—	$124,322,916

Small Cap Equity Fund
Common Stocks(a)	$29,976,350	—	—	$29,976,350
Affiliated Investment Companies	350,051	—	—	350,051

Total	$30,326,401	—	—	$30,326,401

Tactical Enhanced Fund
Exchange-Traded Funds	$56,954,520	—	—	$56,954,520

Total	$56,954,520	—	—	$56,954,520

Tactical Growth Fund
Exchange-Traded Funds	$196,012,014	—	—	$196,012,014
Options Purchased	336,840	—	—	336,840
Short-Term Securities	—	$674,869,659	—	674,869,659

Total	$196,348,854	$674,869,659	—	$871,218,513

Commodity Long/Short Strategy Fund
Agency Pass-Through Securities(a)	—	$28,938,434	—	$28,938,434
Asset-Backed Securities	—	1,305,788	—	1,305,788
Collateralized Mortgage Obligations(a)	—	5,167,101	—	5,167,101
Corporate Bonds(a)	—	20,764,771	—	20,764,771
Municipal Bonds	—	8,731,898	—	8,731,898
U.S. Treasury Bonds & Notes	—	21,294,222	—	21,294,222

Total	—	$86,202,214	—	$86,202,214

Managed Futures Strategy Fund
Exchange-Traded Funds	$5,631,660	—	—	$5,631,660

Total	$5,631,660	—	—	$5,631,660

(a) For detailed descriptions of sector, industry, country or state, see the accompanying Portfolio of Investments.

167	June 30, 2014

Notes to Financial Statements (Unaudited)

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Credit Analysis Long/Short Fund
Liabilities
Futures Contracts	$(74,285)	—	—	$(74,285)

Total	$(74,285)	—	—	$(74,285)

Dynamic Income Fund
Assets
Futures Contracts	$1,524	—	—	$1,524

Total	$1,524	—	—	$1,524

EM Corporate Debt Fund
Liabilities
Futures Contracts	$(177,984)	—	—	$(177,984)
Forward Currency Contracts	—	$(194,052)	—	(194,052)

Total	$(177,984)	$(194,052)	—	$(372,036)

International Dividend Fund
Assets
Futures Contracts	$2,630	—	—	$2,630

Total	$2,630	—	—	$2,630

Select EM Dividend Fund
Assets
Futures Contracts	$56,397	—	—	$56,397

Total	$56,397	—	—	$56,397

Small Cap Equity Fund
Assets
Futures Contracts	$22,879	—	—	$22,879

Total	$22,879	—	—	$22,879

Tactical Growth Fund
Assets
Futures Contracts	$3,249,365	—	—	$3,249,365

Total	$3,249,365	—	—	$3,249,365

Commodity Long/Short Strategy Fund
Liabilities
Total Return Swap Contracts	—	$(165,536)	—	$(165,536)

Total	—	$(165,536)	—	$(165,536)

Managed Futures Strategy Fund
Assets
Total Return Swap Contracts	—	$130,385	—	$130,385

Total	—	$130,385	—	$130,385

(a) Other financial instruments are derivative instruments reflected in the schedules to the Portfolio of Investments, such as forward currency contracts, swap contracts and futures contracts.

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. During the six months ended June 30, 2014 there were no transfers between Level 1 and Level 2 securities in any Fund.

June 30, 2014	168

Notes to Financial Statements (Unaudited)

For the six months ended June 30, 2014, the Funds did not have transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, swap contracts, forward currency contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Forward Currency Contracts: Certain Funds invest in forward currency contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward currency contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund may enter into these contracts for the purpose of hedging against foreign

169	June 30, 2014

Notes to Financial Statements (Unaudited)

exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The unrealized appreciation/(depreciation) is reported in the Statement of Assets and Liabilities as receivable or payable and in the Statement of Operations within the change in unrealized appreciation/(depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain/(loss) in the Statement of Operations. As of June 30, 2014, the EM Corporate Debt Fund held forward currency contracts and has disclosed the details in the portfolio of investments. No other Funds held forward currency contracts as of June 30, 2014.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As of June 30, 2014, the Funds had outstanding unrealized gain/(loss) on futures contracts as follows:

Fund	Unrealized Gain/(Loss) on Futures Contracts at 6/30/14
Credit Analysis Long/Short Fund	$(74,285)
Dynamic Income Fund	1,524
EM Corporate Debt Fund	(177,984)
International Dividend Fund	2,630
Select EM Dividend Fund	56,397
Small Cap Equity Fund	22,879
Tactical Growth Fund	3,249,365

No other Funds held futures contracts as of June 30, 2014.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund

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Notes to Financial Statements (Unaudited)

has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. As of June 30, 2014, the Tactical Growth Fund held purchased options with a market value of $336,840. No other Funds held purchased or written options as of June 30, 2014.

Written option activity for the six months ended June 30, 2014 was as follows:

	Written Call Options		Written Put Options
Forward Endurance Long/ Short Fund	Number Of Contracts	Contract Premium	Number Of Contracts	Contract Premium
Outstanding, at beginning of year December 31, 2013	570	$(53,759)	—	$—

Options written	397	(84,175)	172	(12,971)
Options exercised or closed	(774)	106,332	—	—
Options expired	(193)	31,602	(172)	12,971

Outstanding, June 30, 2014	—	$—	—	$—

Swaps: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”), or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness or that are centrally cleared.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total

171	June 30, 2014

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net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (“LIBOR”), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e., the Fund’s current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Forward Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Code may limit a Fund’s ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

During the six months ended June 30, 2014, the Credit Analysis Long/Short Fund, the EM Corporate Debt Fund, the Commodity Long/Short Strategy Fund and the Managed Futures Strategy Fund invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices. As of June 30, 2014, the Commodity Long/Short Strategy Fund and the Managed Futures Strategy Fund held swap agreements and have disclosed the details in the Portfolio of Investments. No other Funds held swap agreements as of June 30, 2014.

The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not necessarily representative of the Funds’ net exposure. Cash held as collateral is in a segregated account with the Funds’ custodian and is reflected in the Statement of Assets and Liabilities.

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Notes to Financial Statements (Unaudited)

Balance Sheet – Fair Value of Derivative Instruments as of June 30, 2014(a):

Derivatives not Accounted for as Hedging Instruments	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value
Credit Analysis Long/Short Fund
Interest Rate Contracts (Futures Contracts)		—	Variation margin payable	$74,285	(b)

Total		—		$74,285

Dynamic Income Fund
Equity Contracts (Futures Contracts)	Variation margin receivable	$1,524		—

Total		$1,524		—

EM Corporate Debt Fund
Interest Rate Contracts (Futures Contracts)		—	Variation margin payable	$177,984
Foreign Exchange Contracts (Forward Currency Contracts)		—	Unrealized loss on forward currency contracts	194,052

Total		—		$372,036

International Dividend Fund
Equity Contracts (Futures Contracts)	Variation margin receivable	$2,630		—

Total		$2,630		—

Select EM Dividend Fund
Equity Contracts (Futures Contracts)	Variation margin receivable	$56,397		—

Total		$56,397		—

Small Cap Equity Fund
Equity Contracts (Futures Contracts)	Variation margin receivable	$22,879		—

Total		$22,879		—

Tactical Growth Fund
Equity Contracts (Options Purchased)	Investments, at value	$336,840		—
Equity Contracts (Futures Contracts)	Variation margin receivable	3,249,365		—

Total		$3,586,205		—

Commodity Long/Short Strategy Fund
Equity Contracts (Total Return Swaps)		—	Unrealized loss on swap contracts	$165,536

Total		—		$165,536

Managed Futures Strategy Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$130,385		—

Total		$130,385		—

(a) For open derivative instruments as of June 30, 2014, see the Portfolio of Investments. For the six months ended June 30, 2014, the average month end fair value of derivatives for EM Corporate Debt Fund, Commodity Long/Short Strategy Fund and Managed Futures Strategy Fund represented 5.44%, 0.54% and 0.80%, respectively, of each Fund’s average month end net assets. The Portfolio of Investments is representative of the activity for the six months ended June 30, 2014 for the other Funds.

(b) Includes the cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only the current day’s net variation margin is reported within the Statement of Assets and Liabilities.

The gains/(losses) in the table below are included in the “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

173	June 30, 2014

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The Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2014:

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Credit Analysis Long/Short Fund
Interest Rate Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(470,619)	$(74,285)
Credit Contracts (Credit Default Swaps)	Net realized gain on swap contracts	16,947	—

Total		$(453,672)	$(74,285)

Dynamic Income Fund
Equity Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$57,412	$1,313

Total		$57,412	$1,313

EM Corporate Debt Fund
Credit Contracts (Credit Default Swaps)	Net realized gain on swap contracts	$400,480	—
Foreign Exchange Contracts (Forward Currency Contracts)	Net realized loss on foreign currency/Net unrealized appreciation/(depreciation) on forward currency contracts and translation of assets and liabilities in foreign currency transactions	(124,081)	$(194,052)
Interest Rate Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	(156,218)	(479,055)

Total		$120,181	$(673,107)

Emerging Markets Fund
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	$17,658	$(2,796)

Total		$17,658	$(2,796)

Endurance Long/Short Fund
Equity Contracts (Options Purchased)	Net realized gain on investments/Net change in unrealized appreciation/(depreciation) on investments	$(37,344)	$(19,629)
Equity Contracts (Options Written)	Net realized loss on written option contracts/Net change in unrealized depreciation on written option contracts	(13,403)	(2,139)

Total		$(50,747)	$(21,768)

International Dividend Fund
Equity Contracts (Futures Contracts)	Net change in unrealized appreciation on futures contracts	—	$2,630

Total		—	$2,630

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Notes to Financial Statements (Unaudited)

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Select EM Dividend Fund
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	$583,778	$56,397

Total		$538,778	$56,397

Small Cap Equity Fund
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	$104,358	$(38,170)

Total		$104,358	$(38,170)

Tactical Growth Fund
Equity Contracts (Options Purchased)	Net realized gain/(loss) on investments/Net change in unrealized depreciation on investments	$(3,313,510)	$(1,209,015)
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	36,009,356	(9,290,694)

Total		$32,695,846	$(10,499,709)

Commodity Long/Short Strategy Fund
Equity Contracts (Total Return Swaps)	Net realized loss on swap contracts/Net change in unrealized appreciation/(depreciation) on swap contracts	$(471,193)	$(1,595,609)

Total		$(471,193)	$(1,595,609)

Managed Futures Strategy Fund
Equity Contracts (Total Return Swaps)	Net realized loss on swap contracts/Net change in unrealized appreciation/(depreciation) on swap contracts	$(110,572)	$515

Total		$(110,572)	$515

Certain derivative contracts and repurchase agreements are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

175	June 30, 2014

Notes to Financial Statements (Unaudited)

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of June 30, 2014:

Offsetting of Financial Assets and Derivative Assets(a)

	Gross Amounts of Recognized Assets	Gross Amounts Offset In the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments (b)	Cash Collateral Received (b)	Net Amount
Managed Futures Strategy Fund
Equity Contracts (Total Return Swaps)	$130,385	$—	$130,385	$—	$—	$130,385

Total	$130,385	$—	$130,385	$—	$—	$130,385

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments (b)	Cash Collateral Pledged (b)	Net Amount
EM Corporate Debt Fund
Foreign Exchange Contracts (Forward Currency Contracts)	$194,052	$—	$194,052	$—	$(194,052)	$—

Total	$194,052	$—	$194,052	$—	$(194,052)	$—

Commodity Long/Short Strategy Fund
Equity Contracts (Total Return Swaps)	$165,536	$—	$165,536	$—	$(165,536)	$—

Total	$165,536	$—	$165,536	$—	$(165,536)	$—

(a) For additional information about enforceable netting arrangements or similar agreements and associated collateral, see disclosures presented in Note 2 of the Notes to the Financial Statements.

(b) These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged which is disclosed in the Portfolio of Investments for financial instruments and in the Statement of Assets and Liabilities for cash collateral.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security; and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.

The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the

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warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of June 30, 2014 the Funds held no warrants.

Cash Management Transactions: The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (FDIC) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Commodity Futures Trading Commission Regulation: The Commodity Long/Short Fund and the Managed Futures Strategy Fund, and each Fund’s wholly-owned subsidiary, the Forward Commodity Long/Short (Cayman) Fund Ltd. and the Forward Managed Futures Strategy (Cayman) Fund Ltd., are each subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Advisor has registered with the CFTC as a Commodity Pool Operator and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations have begun to apply with respect to these two Funds. Compliance with the CFTC’s ongoing regulatory compliance requirements could increase each Fund’s expenses, adversely affecting its total return.

Leverage: The Dynamic Income Fund, the EM Corporate Debt Fund, the International Dividend Fund and the Select EM Dividend Fund can purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Funds may borrow amounts up to one-third of the value of its assets. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Funds’ portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Dynamic Income Fund, EM Corporate Debt Fund and Select EM Dividend Fund maintain separate lines of credit with BNP Paribas (acting through its New York Branch). The Funds are charged interest of 1.20% above the one-month LIBOR rate for borrowing under these agreements.

The International Dividend Fund and the Select EM Dividend Fund maintained separate lines of credit with Bank of America Merrill Lynch which were terminated on June 27, 2014. The Funds were charged interest of 1.00% above the one-month LIBOR rate for borrowing under the agreements and were charged a commitment fee on the average daily undrawn balance of the line of credit at the rate of 0.45% per annum. The International Dividend Fund and Select EM Dividend Fund may seek to establish lines of credit with other lenders.

The Dynamic Income Fund did not borrow under its line of credit agreement during the six months ended June 30, 2014. The EM Corporate Debt Fund, the International Dividend Fund and the Select EM Dividend Fund have each pledged a portion of its investment securities as the collateral for their lines of credit. As of June 30, 2014, the value of the investment securities pledged as collateral and the borrowed amounts on the lines of credit were as follows:

Fund	Collateral Pledged	Borrowed Amounts
EM Corporate Debt Fund	$149,630,880	$40,587,830
International Dividend Fund	62,562,276	—
Select EM Dividend Fund	12,225,151	—

The average interest rate charged and the average outstanding loan payable for the six months ended June 30, 2014 were as follows:

Fund	Average Interest Rate	Average Outstanding Loan Payable
EM Corporate Debt Fund	1.354%	$50,370,984
International Dividend Fund	1.154%	35,000,000
Select EM Dividend Fund	1.154%	5,381,356

Investment in the Forward U.S. Government Money Fund: The Funds are permitted to invest daily available cash balances in an affiliated money market fund. The Funds may invest the available cash in Class Z shares of the Forward U.S. Government Money Fund (“U.S. Government Money Fund”) to seek current income while preserving liquidity. The U.S. Government Money Fund is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. When applicable, the Funds’ investment in the U.S. Government Money Fund is included in the Portfolio of Investments. Shares of the U.S. Government Money Fund are valued at their net asset value per share. As a shareholder, the Funds are indirectly subject to the proportional share of the U.S. Government Money Fund Class Z expenses, including its management fee. The Advisor will waive fees and/or reimburse expenses in an amount equal to the indirect management fees incurred through the Funds’ investment in the U.S. Government Money Fund.

177	June 30, 2014

Notes to Financial Statements (Unaudited)

The Small Cap Equity Fund invested in Class Z shares of the U.S. Government Money Fund during the six months ended June 30, 2014, as follows:

Fund	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 6/30/14	Income
Small Cap Equity Fund	350,051	—	—	350,051	$350,051	$17

During the six months ended June 30, 2014, the Advisor waived fees and/or reimbursed the Small Cap Equity Fund for the U.S. Government Money Fund management fees in the amount of $139.

Investments in a Wholly-Owned Subsidiary: The Commodity Long/Short Strategy Fund seeks exposure to the commodity markets primarily through investments in commodity-linked derivative instruments, including commodity index-linked notes (sometimes referred to as “structured notes”), swap agreements, commodity options, futures and options on futures, and through investments in the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Managed Futures Strategy Fund seeks exposure to the futures markets and will generally invest in futures-related instruments that track the performance of futures contracts included in the Credit Suisse Multi-Asset Futures Strategy Index and through investments in the Forward Managed Futures Strategy (Cayman) Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (together with the Forward Commodity Long/Short Strategy (Cayman) Fund, Ltd., each a “Subsidiary” and collectively, the “Subsidiaries”). Forward Management acts as Investment Advisor to the Funds and to each Subsidiary. Each Fund is the sole shareholder of each respective Subsidiary, and it is intended that each Fund will remain the sole shareholder and will continue to control each respective Subsidiary.

Investments in each Subsidiary are expected to provide the Funds with exposure to the commodity markets within the limitations of Subchapter M of the Code, and recent IRS rulings. If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from a Fund’s investment in its Subsidiary does not constitute qualifying income, and if such positions were upheld, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, a Fund might cease to qualify as a regulated investment company and would be required to reduce its exposure to such investments, which might result in difficulty in implementing its investment strategy.

Basis for Consolidation for the Commodity Long/Short Strategy Fund and the Managed Futures Strategy Fund: The Subsidiaries, which are Cayman Islands exempted companies, were incorporated on October 12, 2010 and October 27, 2011, respectively, as wholly owned subsidiaries acting as investment vehicles for the Funds in order to effect certain investments for the Funds consistent with the Funds’ investment objectives. As wholly-owned subsidiaries of the Funds, all assets, liabilities, income and expenses of the portfolios are consolidated in the financial statements and financial highlights of the Funds. As of June 30, 2014, net assets of the Commodity Long/Short Strategy Fund were $113,869,740 of which $23,533,074 or 20.67% represented the Fund’s ownership of all issued shares and voting rights of the Fund’s Subsidiary and net assets of the Managed Futures Strategy Fund were $8,034,054 of which $1,883,400 or 23.44% represented the Fund’s ownership of all issued shares and voting rights of the Fund’s Subsidiary.

In addition, the Advisor has filed for and received no-action relief from the CFTC that permits consolidation of the financial statements for the Commodity Long/Short Strategy Fund and Managed Futures Strategy Fund and their respective Subsidiaries.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Commodity Long/Short Strategy Fund, the Emerging Markets Fund, the Endurance Long/Short Strategy Fund, the International Small Companies Fund, the Managed Futures Strategy Fund, the Small Cap Equity Fund, the Tactical Enhanced Fund and the Tactical Growth Fund; quarterly for the Credit Analysis Long/Short Fund and the EM Corporate Debt Fund; and monthly for the Dynamic Income Fund, the Global Dividend Fund, the International Dividend Fund, and the Select EM Dividend Fund. For all Funds, net realized capital gains, if any, are normally distributed annually in December, and a spillover capital gain distribution, if any, may be distributed annually in June. There is no guarantee that the Funds will continue paying dividends.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain or from paid-in-capital depending upon the type of book/tax differences that may exist.

Based on information provided by the REITs, the Funds recharacterize distributions received from REIT investments into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information that may include

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the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITs held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The Forward Commodity Long/Short Strategy (Cayman) Fund Ltd. and the Forward Managed Futures Strategy (Cayman) Fund Ltd. are each classified as a controlled foreign corporation under the Code. Therefore, the Commodity Long/Short Strategy Fund and the Managed Futures Strategy Fund are required to increase its taxable income by its share of the Subsidiaries’ income. Net losses of the Subsidiaries cannot be deducted by their respective Funds in the current period nor carried forward to offset taxable income in future periods. As of and during the six months ended

June 30, 2014, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1 of the 1940 Act) and/or shareholder services plans for a particular class of a Fund are charged to the operations of such class.

ReFlow Transactions: Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund, but in no case will ReFlow’s position in any Fund exceed $15 million.

ReFlow Services, LLC (“ReFlow Services”), the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the six months ended June 30, 2014 are recorded in the Statement of Operations.

179	June 30, 2014

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3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of June 30, 2014, based on each Fund’s average daily net assets:

Fund	Advisory Fee
Credit Analysis Long/Short Fund	1.00%

Dynamic Income Fund	1.00%

EM Corporate Debt Fund	0.70% up to and including $500 million
0.64% over $500 million up to and including $1 billion
0.58% over $1 billion up to and including $5 billion
0.52% over $5 billion

Emerging Markets Fund	1.10%

Endurance Long/Short Fund	1.50%

Global Dividend Fund	0.80% up to and including $500 million
0.725% over $500 million up to and including $1 billion
0.675% over $1 billion

International Dividend Fund	0.85% up to and including $250 million
0.75% over $250 million up to and including $1 billion
0.65% over $1 billion

International Small Companies Fund	1.00% up to and including $500 million
0.975% over $500 million up to and including $1 billion
0.95% over $1 billion

Select EM Dividend Fund	1.10%

Small Cap Equity Fund	0.85%

Tactical Enhanced Fund	1.15%

Tactical Growth Fund	1.15% up to and including $1 billion
1.05% over $1 billion

Commodity Long/Short Strategy Fund	1.00%(a)

Managed Futures Strategy Fund	1.00%(a)

(a) The Commodity Long/Short Strategy Fund and the Managed Futures Strategy Fund may invest a portion of its assets in separate wholly-owned Cayman subsidiaries. The Subsidiaries have entered into separate advisory agreements with Forward Management for the management of the Subsidiaries portfolios’ pursuant to which each Subsidiary is obligated to pay Forward Management a management fee at the same rate that the Fund pays Forward Management for services provided to the Fund. Forward Management is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to Forward Management by the Subsidiary. This waiver arrangement may not be terminated by Forward Management as long as its advisory agreement with the Subsidiary is in place.

The Trust and Forward Management have entered into investment sub-advisory agreements with Pacific Investment Management Company LLC (“PIMCO”) for the Credit Analysis Long/Short Fund; SW Asset Management, LLC for the EM Corporate Debt Fund; Pictet Asset Management Limited (“PAM Ltd”) for the International Small Companies Fund and Broadmark Asset Management, LLC for the Tactical Growth Fund (each a “Sub-Advisor” and, collectively, the

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“Sub-Advisors”). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates, as of June 30, 2014, based on each Fund’s average daily net assets:

Fund	Sub-Advisory Fee
Credit Analysis Long/Short Fund	0.50%

EM Corporate Debt Fund	0.35%

International Small Companies Fund	0.60% up to and including $250 million
0.575% over $250 million up to and including $500 million
0.55% over $500 million up to and including $1 billion
0.525% over $1 billion

Tactical Growth Fund	0.60% up to and including $1 billion
0.55% over $1 billion

Expense Limitations: Forward Management has entered into Expense Limitation Agreements with certain Funds, which limits the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, expenses of the subsidiary and extraordinary expenses) of certain classes of certain Funds, through a specified date. In addition, Forward Management may voluntarily reimburse additional expenses of certain classes of certain Funds. Following are the annual expense limitation rates and expiration dates for the Funds with an Expense Limitation Agreement:

Fund	Investor Class	Institutional Class	Class A	Class C	Advisor Class	Class Z	End Date
Credit Analysis Long/Short Fund	1.79%	1.44%	1.94%	2.39%	1.49%	N/A	April 30, 2015
Dynamic Income Fund	N/A	1.29%	1.79%	N/A	N/A	N/A	April 30, 2015
Emerging Markets Fund	1.74%	1.39%	N/A	N/A	1.44%	N/A	April 30, 2015
Endurance Long/Short Fund	2.34%	1.99%	N/A	N/A	N/A	N/A	April 30, 2015
Global Dividend Fund	1.34%	0.99%	1.49%	N/A	N/A	N/A	April 30, 2015
International Dividend Fund	1.34%	0.99%	1.49%	1.94%	1.04%	N/A	April 30, 2015
International Small Companies Fund(a)	1.64%	1.29%	N/A	N/A	1.34%	N/A	April 30, 2015
Select EM Dividend Fund	1.74%	1.39%	N/A	2.34%	1.44%	N/A	April 30, 2015
Small Cap Equity Fund(b)	1.49%	1.14%	N/A	N/A	1.19%	N/A	April 30, 2015
Managed Futures Strategy Fund	1.70%	1.35%	N/A	2.30%	N/A	1.30%	April 30, 2015

(a) Prior to May 1, 2014, the International Small Companies Fund did not have an Expense Limitation Agreement with Forward Management.

(b) From January 1, 2014 to April 30, 2014, the annual expense limitation rate for the Small Cap Equity Fund’s Investor Class shares’ was 1.44%.

Pursuant to the Expense Limitation Agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed expense limitation rates in existence at the time the expense was incurred or at the time of the reimbursement, whichever expense limitation rate is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

For the six months ended June 30, 2014, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed by Advisor	Recoupment of Past Waived Fees by Advisor	Total
Credit Analysis Long/Short Fund
Investor Class	$36,101	$—	$36,101
Institutional Class	21,861	—	21,861
Class A	2,573	—	2,573
Class C	6,157	—	6,157
Advisor Class	5,995	—	5,995

181	June 30, 2014

Notes to Financial Statements (Unaudited)

Fund	Fees Waived/ Reimbursed by Advisor	Recoupment of Past Waived Fees by Advisor	Total
Dynamic Income Fund
Institutional Class	$29,403	$—	$29,403
Class A	2,354	—	2,354
EM Corporate Debt Fund
Investor Class	23,536	—	23,536
Institutional Class	2,142	—	2,142
Class C	152	—	152
Advisor Class	0		0
Emerging Markets Fund
Investor Class	18,124	—	18,124
Institutional Class	23,464	—	23,464
Advisor Class	5,037	—	5,037
Endurance Long/Short Fund
Investor Class	1,329	—	1,329
Institutional Class	25,544	—	25,544
Global Dividend Fund
Investor Class	1,250	—	1,250
Institutional Class	17,896	—	17,896
Class A	33,740	—	33,740
International Dividend Fund
Investor Class	58,487	—	58,487
Institutional Class	48,484	—	48,484
Class A	1,548	—	1,548
Class C	4,505	—	4,505
Advisor Class	39,819	—	39,819
International Small Companies Fund
Investor Class	610	—	610
Institutional Class	3,179	—	3,179
Advisor Class	347	—	347
Select EM Dividend Fund
Investor Class	26,845	—	26,845
Institutional Class	20,730	—	20,730
Class C	1,535	—	1,535
Advisor Class	1,138	—	1,138
Small Cap Equity Fund
Investor Class	39,895	—	39,895
Institutional Class	8,004	—	8,004
Advisor Class	4,455	—	4,455
Managed Futures Strategy Fund
Investor Class	4,374	—	4,374
Institutional Class	3,206	—	3,206
Class C	3,242	—	3,242
Class Z	22,217	—	22,217

June 30, 2014	182

Notes to Financial Statements (Unaudited)

As of June 30, 2014, the balances of recoupable expenses for each Fund were as follows:

Fund	2011	2012	2013	2014	Total
Credit Analysis Long/Short Fund
Investor Class	$224,150	$228,708	$301,374	$36,101	$790,333
Institutional Class	46,411	95,394	175,905	21,861	339,571
Class A	3,274	7,544	17,632	2,573	31,023
Class C	23,909	19,320	28,340	6,157	77,726
Advisor Class	7,943	45,632	78,496	5,995	138,066
Dynamic Income Fund
Institutional Class	—	—	38,986	29,403	68,389
Class A	—	—	3,564	2,354	5,918
EM Corporate Debt Fund
Investor Class	44,114	11,751	37,188	23,536	116,589
Institutional Class	50,200	4,642	—	2,142	56,984
Class C	11,700	1,187	—	152	13,039
Advisor Class	—	—	—	—	—
Emerging Markets Fund
Investor Class	180,588	129,144	47,816	18,124	375,672
Institutional Class	236,534	141,303	40,248	23,464	441,549
Advisor Class	873	9,870	7,156	5,037	22,936
Endurance Long/Short Fund
Investor Class	—	3,194	1,479	1,329	6,002
Institutional Class	—	35,482	35,009	25,544	96,035
Global Dividend Fund
Investor Class	124	906	5,191	1,250	7,471
Institutional Class	20,022	31,985	46,559	17,896	116,462
Class A	50,269	51,396	55,430	33,740	190,835
International Dividend Fund
Investor Class	49,213	43,987	116,683	58,487	268,370
Institutional Class	49,662	142,684	109,960	48,484	350,790
Class A	—	—	1,569	1,548	3,117
Class C	—	438	4,613	4,505	9,556
Advisor Class	201	13,851	48,182	39,819	102,053
International Small Companies Fund
Investor Class	—	—	—	610	610
Institutional Class	—	—	—	3,179	3,179
Advisor Class	—	—	—	347	347
Select EM Dividend Fund
Investor Class	6,226	25,105	51,768	26,845	109,944
Institutional Class	45,397	60,143	47,553	20,730	173,823
Class C	3,980	6,314	3,034	1,535	14,863
Advisor Class	4,468	8,873	2,764	1,138	17,243
Small Cap Equity Fund
Investor Class	200,205	80,190	73,485	39,895	393,775
Institutional Class	152,991	36,194	20,895	8,004	218,084
Advisor Class	212	8,254	8,633	4,455	21,554

183	June 30, 2014

Notes to Financial Statements (Unaudited)

Fund	2011	2012	2013	2014	Total
Tactical Enhanced Fund
Investor Class	$9,166	$31,432	$—	$—	$40,598
Institutional Class	10,975	28,004	—	—	38,979
Class A	1,073	6,916	—	—	7,989
Class C	2,564	5,849	—	—	8,413
Advisor Class	—	—	—	—	—
Commodity Long/Short Strategy Fund
Investor Class	1,127	—	—	—	1,127
Institutional Class	—	—	—	—	—
Class C	—	—	—	—	—
Advisor Class	356	—	—	—	356
Class Z	—	—	—	—	—
Managed Futures Strategy Fund
Investor Class	—	7,441	6,308	4,374	18,123
Institutional Class	—	6,519	4,945	3,206	14,670
Class C	—	6,513	5,196	3,242	14,951
Class Z	—	46,156	42,588	22,217	110,961

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to the following amounts based on each Fund’s daily average net assets:

Fund	Investor Class	Class A	Class C
Credit Analysis Long/Short Fund	0.25%	0.35%	0.75%
Dynamic Income Fund	N/A	0.35%	N/A
EM Corporate Debt Fund	0.25%	N/A	0.75%
Emerging Markets Fund	0.25%	N/A	N/A
Endurance Long/Short Fund	0.25%	N/A	N/A
Global Dividend Fund	0.25%	0.35%	N/A
International Dividend Fund	0.25%	0.35%	0.75%
International Small Companies Fund	0.25%	N/A	N/A
Select EM Dividend Fund	0.25%	N/A	0.75%
Small Cap Equity Fund	0.25%	N/A	N/A
Tactical Enhanced Fund	0.25%	0.35%	0.75%
Tactical Growth Fund	0.25%	0.35%	0.75%
Commodity Long/Short Strategy Fund	0.25%	N/A	0.75%
Managed Futures Strategy Fund	0.25%	N/A	0.75%

The Funds have adopted a shareholder services plan (the “Shareholder Services Plan”) with respect to certain Funds. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for non-distribution related services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly, and are not to exceed the following annual rates:

Fund	Investor Class	Institutional Class	Class A	Class C	Advisor Class
Credit Analysis Long/Short Fund	0.15%	0.05%	0.20%	0.25%	0.10%
Dynamic Income Fund	N/A	0.05%	0.20%	N/A	N/A
EM Corporate Debt Fund	0.15%	0.05%	N/A	0.25%	0.10%
Emerging Markets Fund	0.15%	0.05%	N/A	N/A	0.10%
Endurance Long/Short Fund	0.15%	0.05%	N/A	N/A	N/A

June 30, 2014	184

Notes to Financial Statements (Unaudited)

Fund	Investor Class	Institutional Class	Class A	Class C	Advisor Class
Global Dividend Fund	0.15%	0.05%	0.20%	N/A	N/A
International Dividend Fund	0.15%	0.05%	0.20%	0.25%	0.10%
International Small Companies Fund	0.15%	0.05%	N/A	N/A	0.10%
Select EM Dividend Fund	0.15%	0.05%	N/A	0.25%	0.10%
Small Cap Equity Fund	0.15%	0.05%	N/A	N/A	0.10%
Tactical Enhanced Fund	0.15%	0.05%	0.20%	0.25%	0.10%
Tactical Growth Fund	0.15%	0.05%	0.20%	0.25%	0.10%
Commodity Long/Short Strategy Fund	0.15%	0.05%	N/A	0.25%	0.10%
Managed Futures Strategy Fund	0.15%	0.05%	N/A	0.25%	N/A

The expenses of the Distribution Plans and the Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

Administrator, Custodian, Distributor, Dividend Paying Agent & Transfer Agent

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent.

Citibank is the Funds’ custodian.

Forward Securities, LLC (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of June 30, 2014, there were seven Trustees, six of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Funds pay each Independent Trustee a retainer fee in the amount of $35,000 per year. The Funds pay each Independent Trustee the amount of: $12,500 for attendance in person at a regular meeting and $9,000 for attendance by telephone at a regular meeting; $5,000 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting (prior to April 1, 2014 the fee was $3,000) and $3,000 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting (prior to April 1, 2014 the fee was

$2,250); and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting (prior to April 1, 2014 the fee was $1,000). The Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive a special retainer fee in the amount of $15,000, $12,500 and $7,500, respectively per year (prior to April 1, 2014, the Chairman of the Board of Trustees and the Chairman of the Audit Committee each received a special retainer fee in the amount of $10,000 and $10,000, respectively). The interested Trustee receives no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

185	June 30, 2014

Notes to Financial Statements (Unaudited)

7. Purchases and Sales of Investments

Investment transactions for the six months ended June 30, 2014, excluding U.S. Government Obligations, short-term investments and short sales, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Credit Analysis Long/Short Fund	$47,787,081	$88,196,915	(a)
Dynamic Income Fund	12,642,056	11,385,681
EM Corporate Debt Fund	198,989,038	163,335,627
Emerging Markets Fund	5,920,686	6,272,856
Endurance Long/Short Fund	4,113,227	6,314,946
Global Dividend Fund	9,238,735	14,840,803
International Dividend Fund	154,969,778	141,055,031
International Small Companies Fund	67,675,710	66,475,372
Select EM Dividend Fund	112,822,710	40,765,420
Small Cap Equity Fund	8,041,437	12,586,015
Tactical Enhanced Fund	2,868,041,406	2,876,519,774
Tactical Growth Fund	938,585,210	1,049,842,927
Commodity Long/Short Strategy Fund	11,901,325	8,103,275
Managed Futures Strategy Fund	—	899,974
(a) Includes $16,854,446 in securities sold to other accounts managed by PIMCO pursuant to Rule 17a-7 under the 1940 Act.

Investment transactions in U.S. Government Obligations for the six months ended June 30, 2014 were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Credit Analysis Long/Short Fund	$31,832,313	$30,232,164
EM Corporate Debt Fund	14,084,000	13,893,781
International Dividend Fund	503,766	—
Commodity Long/Short Strategy Fund	19,268,089	23,704,728

June 30, 2014	186

Notes to Financial Statements (Unaudited)

8. Tax Basis Information

Tax Basis of Investments: As of June 30, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Credit Analysis Long/Short Fund	$99,064,765	$3,231,887	$(299,681)	$2,932,206
Dynamic Income Fund	3,357,856	114,420	(15,661)	98,759
EM Corporate Debt Fund	420,781,248	15,987,914	(12,499,981)	3,487,933
Emerging Markets Fund	11,541,384	1,924,134	(501,789)	1,422,345
Endurance Long/Short Fund	2,210,347	260,816	(40,623)	220,193
Global Dividend Fund	13,024,599	3,114,329	(413,229)	2,701,100
International Dividend Fund	274,416,605	49,873,007	(11,148,383)	38,724,624
International Small Companies Fund	160,562,421	51,103,061	(4,350,716)	46,752,345
Select EM Dividend Fund	119,739,266	9,096,676	(4,513,026)	4,583,650
Small Cap Equity Fund	25,876,029	5,938,130	(1,487,758)	4,450,372
Tactical Enhanced Fund	57,766,543	—	(812,023)	(812,023)
Tactical Growth Fund	866,474,963	5,959,373	(1,215,823)	4,743,550
Commodity Long/Short Strategy Fund	85,759,618	580,366	(137,770)	442,596
Managed Futures Strategy Fund	5,589,234	46,233	(3,807)	42,426

Capital Losses: As of December 31, 2013, the following Funds had available for Federal income tax purposes unused capital losses as follows:

Pre-Enactment Capital Losses

Fund	Expiring in 2016	Expiring in 2017
EM Corporate Debt Fund	—	$51,786
Global Dividend Fund	—	346,640
International Dividend Fund(a)	—	2,145,728
International Small Companies Fund	$36,153,221	179,253,577
Small Cap Equity Fund(a)	3,709,787	27,639,203

(a) Subject to limitations under §382 of the Code.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was enacted. Certain of the enacted provisions include:

Post enactment losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a Regulated Investment Company (“RIC”) for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

187	June 30, 2014

Notes to Financial Statements (Unaudited)

Post-Enactment Capital Losses*

Capital losses as of December 31, 2013 deferred to the next tax year were as follows:

Fund	Short-Term	Long-Term
Credit Analysis Long/Short Fund	$58,656,270	$23,788,442
EM Corporate Debt Fund	3,386,413	626,574
Emerging Markets Fund	1,398,026	—
International Dividend Fund	11,952,403	—
Select EM Dividend Fund	2,826,296	—
Commodity Long/Short Strategy Fund	318,935	184,663

The Funds elect to defer to the period ending December 31, 2014 capital losses and late year ordinary losses recognized during the period November 1, 2013 to December 31, 2013 in the amount of:

Fund	Capital Losses Total	Ordinary Losses Total
Credit Analysis Long/Short Fund	$11,738,548	—
Dynamic Income Fund	16,893	—
EM Corporate Debt Fund	47,975	—
Emerging Markets Fund	—	$3,677
Endurance Long/Short Fund	20,475	—
Global Dividend Fund	202,203	—
International Dividend Fund	426,860	—
International Small Companies Fund	—	122,389
Select EM Dividend Fund	213,467	45,339
Small Cap Equity Fund	395,399	—
Commodity Long/Short Strategy Fund	20,656	—

*Post-Enactment Capital Losses arose in fiscal years beginning after December 22, 2010, and exclude any elective late-year capital losses (during the period November 1 to December 31) deferred for the current fiscal year. As a result of the enactment of the Act, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Tax Character of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. The amounts and characterizations of distributions and compositions of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, these tax adjusted amounts have not been determined as of June 30, 2014.

The tax character of distributions paid for the year ended December 31, 2013 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital Total
Credit Analysis Long/Short Fund	$23,734,571	$2,168,060	—
Dynamic Income Fund	87,891	1,276	$3,968
EM Corporate Debt Fund	19,625,406	—	—
Emerging Markets Fund	189,990	—	—
Endurance Long/Short Fund	313,000	54,405	—
Global Dividend Fund	803,363	—	—
International Dividend Fund	12,943,338	—	—
International Small Companies Fund	4,456,314	—	—
Select EM Dividend Fund	2,329,518	—	—
Tactical Enhanced Fund	373,002	—	—
Tactical Growth Fund	31,192,502	58,158,013	—
Commodity Long/Short Strategy Fund	5,545,159	—	44,055
Managed Futures Strategy Fund	267,180	10,305	—

June 30, 2014	188

Notes to Financial Statements (Unaudited)

9. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

10. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2014. However, the following are details relating to the subsequent events through the date the financial statements were issued:

The following information applies to the Endurance Long/Short Fund (the “Fund”) only:

Change of Name: Effective August 1, 2014, the name of the Fund will be changed to the “Forward Equity Long/Short Fund.”

Reduction in Management Fee: Effective August 1, 2014, the contractual management fee Forward Management receives from the Fund is reduced from an annual rate (as a percentage of the Fund’s average daily net assets) of 1.50% to an annual rate of 1.25% on the Fund’s average daily net assets.

Change in Diversification Status: Effective August 1, 2014, the Fund will elect to qualify as a diversified series of the Trust.

The following information applies to the Tactical Enhanced Fund (the “Fund”) only:

Expense Limitation Agreement: Effective August 1, 2014, Forward Management has agreed to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) for Investor Class, Institutional Class, Class A, Class C and Advisor Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.74%, 1.39%, 1.89%, 2.34% and 1.44%, respectively.

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended March 31, 2014. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2014 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the SEC’s website at www.sec.gov.

189	June 30, 2014

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

Forward Securities, LLC

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Citibank, N.A.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Commodity Long/Short Strategy Fund

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Endurance Long/Short Fund

Forward Frontier Strategy Fund

Forward Global Dividend Fund

Forward Global Infrastructure Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Managed Futures Strategy Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select EM Dividend Fund

Forward Select Income Fund

Forward Select Opportunity Fund

Forward Small Cap Equity Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward Total MarketPlus Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

Printed on paper containing recycled content using soy-based inks.	FSD000931 083115

Semi-Annual Report June 30, 2014
Forward Global Infrastructure Fund Forward International Real Estate Fund Forward Real Estate Fund Forward Real Estate Long/Short Fund Forward Select Income Fund Forward Select Opportunity Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by Forward Securities, LLC

101 California Street, 16th Floor, San Francisco, California 94111

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

June 30, 2014

1

Shareholder Update	June 30, 2014

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

Our industry is a noisy one, full of data, competing market perspectives and a panoply of investment products. Often the focus is on what to invest in—which asset class, which strategy, which fund. But, if we don’t anchor our thinking in why we invest, it’s all too easy to let complacency or fear lead us away from our longer-term financial objectives.

This is why Forward champions outcome-oriented investing that is ever mindful of the question, “What’s next?” We believe our approach is especially relevant in a period like this one. Investors have been buoyed by one of the longest-running bull markets in history, relatively low asset class correlations and unusually low volatility. But we can’t expect these conditions to persist indefinitely. Risks have a way of asserting themselves, even in the best of times.

Index funds are widely portrayed as a safe bet, which may be true when markets are close to a bottom. It stands to reason, however, that they are risky in times like these, when many asset classes are highly valued and the chances of a major market correction are elevated. (For a high-level view of current investment risks, please see the latest edition of Forward’s monthly Macro Strategy Review, authored by Portfolio Manager Jim Welsh and our CIO, Jim O’Donnell.)

At this juncture, we believe it makes sense to focus on alternative strategies that help investors build more resilient portfolios, particularly those designed to:

Deliver risk-managed return streams. Recognizing that volatility is easier to forecast than returns, we have developed a risk-budgeting approach that tactically reduces market exposures as volatility rises. Three of our funds—Forward Dynamic Income Fund, Forward Income Builder Fund and Forward Multi-Strategy Fund—apply this method as they invest flexibly across a diverse mix of asset classes. The first two aim for total return with a substantial income component, while the latter is for investors seeking aggressive growth.

Hedge against inflation. Long bonds make sense in a deflationary climate. But with food, fuel and housing costs trending upward, investors may want to consider replacing part of their bond allocation with alternative income sources. Beyond those I’ve just mentioned, I’d include real estate. Forward Real Estate Fund, Forward Real Estate Long/Short Fund and Forward Select Income Fund have all continued to perform well this year. We also have Forward Commodity Long/Short Strategy Fund, which gives a sophisticated twist to classic inflation hedges.

Tap nontraditional alpha sources. Forward offers a number of strategies that seek growth off the beaten path and provide portfolio diversification in the bargain. Forward Select Opportunity Fund, for example, pursues the unfolding global opportunity in preferred securities. We also see promise in strategies that invest selectively in emerging markets; our recent analysis in What’s Next for Emerging Markets? explains why.

I’m often asked why Forward offers such an extensive and unusual array of strategies. And yes, we do sometimes use index-based approaches, too, with strategies that call for broad market exposure.

My answer is simple: to pursue multiple investment goals in an ever-changing climate, you’ve got to have a wide-ranging toolkit. No matter what your mix of investment objectives, and no matter what the markets are doing, Forward has strategies that fit. What’s more, we are always thinking about new and better ways investors can advance toward the outcomes they are seeking. In closing, I thank you for your continuing confidence and trust in us. We are privileged to be your investment partner.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward

June 30, 2014	2

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk. (Forward Income Builder Fund, Forward Multi-Strategy Fund)

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments. (Forward Commodity Long/Short Strategy Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Multi-Strategy Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Income Builder Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Multi-Strategy Fund, Forward Real Estate Long/Short Fund, Forward Select Opportunity Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Forward Income Builder Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Forward Commodity Long/Short Strategy Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Real Estate Long/Short Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Dynamic Income Fund, Forward Select Opportunity Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

3	June 30, 2014

Diversification does not assure profit or protect against risk.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward Dynamic Income Fund and Forward Select Opportunity Fund were launched on July 31, 2013, and each has a limited operating history.

Prior to December 23, 2013, Forward Select Opportunity Fund was named Forward Select Income Opportunity Fund.

Forward Commodity Long/Short Strategy Fund seeks long-term total return.

Forward Dynamic Income Fund seeks total return, with dividend and interest income being an important component of that return, while exhibiting less downside volatility than the S&P 500 Index.

Forward Income Builder Fund seeks high current income and some stability of principal.

Forward Multi-Strategy Fund seeks high potential capital appreciation.

Forward Real Estate Fund seeks income with capital appreciation as a secondary goal.

Forward Real Estate Long/Short Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital.

Forward Select Income Fund seeks high current income and potential for modest long-term growth of capital.

Forward Select Opportunity Fund seeks total return through current income and long-term capital appreciation.

Alpha is a coefficient measuring risk-adjusted performance.

Correlation is a statistical measure of how two asset classes move in relation to each other.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

J. Alan Reid, Jr. is a registered representative of Forward Securities, LLC.

Jim Welsh is a registered representative of ALPS Distributors, Inc.

June 30, 2014	4

Shareholder Update	June 30, 2014

A MESSAGE FROM:	Jim O’Donnell, CFA Chief Investment Officer

Dear Shareholder:

The first half of 2014 was a fairly enjoyable experience for the overwhelming majority of capital market participants given the preponderance of positive returns across the broad spectrum of asset classes. With the exception of a handful of alternative strategies, it seemed that regardless of whether you were invested in stocks or bonds, international or domestic, real estate investment trusts or emerging markets, high yield or Treasurys, you probably enjoyed a positive return in the first half of 2014.

The biggest single catalyst for the positive returns is likely to have been the reversal in the ascent of interest rates (primarily the yield on the 10-year Treasury). In 2013, rates on the 10-year Treasury had backed up from a level of approximately 1.75% in early 2013 to end the year in the neighborhood of 3%. As 2014 began, fears that this trend would continue led market participants to anticipate rates rising further to levels ranging from 3.5% to 4.0%. That free-floating anxiety proved to be misplaced as the Treasury market did the unexpected—rates fell to a range of 2.5% to 2.6% as the market approached midyear. The reasons cited for this reversal range from global capital flows to slower-than-expected economic growth to a moderation of inflationary pressures.

That said, one should not be lulled into a false sense of security. As of June 30, 2014, the current bull market now ranks fourth based on duration and magnitude (see table). In fact, the S&P 500 Index hasn’t suffered a normal 10% correction in almost three years.

The capital markets have been eerily calm of late with volatility readings approaching historic lows. The reasons for the halcyon environment in the VIX (the ticker symbol for the Chicago Board Options Exchange Volatility Index) and the MOVE (Merrill Option Volatility Expectations) Index have been attributed to accommodative central bank policy—effectively making market participants question the value of hedging strategies when the Federal Reserve is encouraging risk taking. In addition, many new income-oriented strategies rely on option selling to enhance yield. This combination has conspired to drive volatility readings into the statistical basement.

The challenge for investors is to moderate expectations and to realize that periods of low volatility can be followed by unpleasant periods of high volatility. History has taught us that when too much money chases too little risk, risk can be mispriced. History has also taught us that when the Fed chair changes market volatility also changes. This volatility change is primarily triggered by the new Fed chair raising interest rates. Now may be a good time to check in with your trusted financial advisor and reexamine the risk of your portfolio. It may make sense to add some tactical, hedged or noncorrelated strategies to the asset mix.

5	June 30, 2014

As always, we remain committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in the first half of 2014, and thank you for the continued confidence that you place in our funds.

Sincerely,

Jim O’Donnell, CFA

Chief Investment Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Diversification does not assure profit or protect against risk.

10-Year Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years.

MOVE (Merrill Lynch Option Volatility Estimate) Index measures the implied volatility of U.S. Treasury markets by gauging options contracts on one-month Treasury issues. It serves as an indicator for assessing the psyche of the market.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

VIX (the ticker symbol for the Chicago Board Options Exchange Volatility) Index is a popular measure of market risk and is constructed using the implied volatility of S&P 500 Index options.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

One cannot invest directly in an index.

Jim O’Donnell has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by the CFA Institute.

Forward Funds are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

© 2014 Forward Management, LLC. All rights reserved.

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

June 30, 2014	6

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

See page 10 for important performance disclosure information about the Forward Funds.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Forward Global Infrastructure Fund(a)	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	21.36%	N/A	5.02%	05/02/11

Institutional Class(b)	21.79%	11.30%	2.30%	06/29/07

Class A (load adjusted)(c)	14.41%	9.65%	1.13%	06/29/07

Class A (without load)(d)	21.37%	10.96%	1.99%	06/29/07

Class B (with CDSC)(e)	15.63%	9.93%	1.26%	06/29/07

Class B (without CDSC)(f)	20.63%	10.20%	1.26%	06/29/07

Class C (with CDSC)(g)	19.65%	10.20%	1.27%	06/29/07

Class C (without CDSC)(h)	20.65%	10.20%	1.27%	06/29/07

Advisor Class(i)	21.74%	N/A	9.27%	02/01/10

Forward International Real Estate Fund(j)	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	2.41%	N/A	5.43%	05/02/11

Institutional Class(b)	2.73%	13.62%	2.54%	04/28/06

Class A (load adjusted)(c)	-3.61%	11.93%	1.50%	04/28/06

Class A (without load)(d)	2.30%	13.26%	2.24%	04/28/06

Class C (with CDSC)(g)	0.77%	12.53%	1.53%	04/28/06

Class C (without CDSC)(h)	1.74%	12.53%	1.53%	04/28/06

Advisor Class(i)	2.70%	N/A	5.80%	05/02/11

Forward Real Estate Fund(k)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	12.36%	21.42%	7.52%	9.16%	05/10/99

Institutional Class	12.82%	21.62%	N/A	4.04%	05/01/08

Class A (load adjusted)(c)	5.89%	20.10%	N/A	18.70%	06/12/09

Class A (without load)(d)	12.32%	21.52%	N/A	20.11%	06/12/09

Class C (with CDSC)(g)	10.73%	20.71%	N/A	19.31%	06/12/09

Class C (without CDSC)(h)	11.73%	20.71%	N/A	19.31%	06/12/09

7	June 30, 2014

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

See page 10 for important performance disclosure information about the Forward Funds.

Forward Real Estate Long/Short Fund(l)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	11.59%	N/A	N/A	10.34%	05/02/11

Institutional Class	11.97%	23.00%	N/A	2.13%	04/28/06

Class A (load adjusted)(c)	5.08%	21.15%	4.27%	10.34%	09/15/99

Class A (without load)(d)	11.50%	22.59%	4.89%	10.79%	09/15/99

Class B (with CDSC)(e)	5.92%	21.58%	4.15%	9.99%	09/15/99

Class B (without CDSC)(f)	10.92%	21.76%	4.15%	9.99%	09/15/99

Class C (with CDSC)(g)	9.87%	21.76%	4.14%	9.99%	09/15/99

Class C (without CDSC)(h)	10.87%	21.76%	4.14%	9.99%	09/15/99

Advisor Class(i)	11.88%	N/A	N/A	10.77%	05/02/11

Forward Select Income Fund(m)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	11.27%	N/A	N/A	14.72%	10/26/11

Institutional Class	11.68%	20.60%	N/A	6.33%	04/28/06

Class A (load adjusted)(c)	4.80%	18.80%	5.64%	9.13%	03/30/01

Class A (without load)(d)	11.20%	20.22%	6.27%	9.62%	03/30/01

Class B (with CDSC)(e)(n)	5.58%	19.20%	5.49%	8.82%	03/30/01

Class B (without CDSC)(f)(n)	10.58%	19.40%	5.49%	8.82%	03/30/01

Class C (with CDSC)(g)(n)	9.61%	19.42%	5.49%	8.82%	03/30/01

Class C (without CDSC)(h)(n)	10.61%	19.42%	5.49%	8.82%	03/30/01

Advisor Class(i)	11.59%	N/A	N/A	14.35%	02/01/10

Forward Select Opportunity Fund(o)	Since Inception	Inception Date
Average Annual Total Return
Investor Class(p)	0.34%	06/02/14

Institutional Class(p)	17.44%	07/31/13

Class A (load adjusted)(c)(p)	10.16%	07/31/13

Class A (without load)(d)(p)	16.90%	07/31/13

Class C (with CDSC)(g)(p)	5.88%	02/18/14

Class C (without CDSC)(h)(p)	6.88%	02/18/14

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) Prior to June 13, 2009, the Institutional Class was known as Class Y.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

June 30, 2014	8

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

See page 10 for important performance disclosure information about the Forward Funds.

(f) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(g) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(h) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(i) Prior to May 1, 2013, the Advisor Class was known as Class M.

(j) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(k) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund. Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.

(l) Prior to May 1, 2011 the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund. Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(m) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(n) While Class B and Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 13, 2001.

(o) Prior to December 23, 2013, the Forward Select Opportunity Fund was known as the Forward Select Income Opportunity Fund.

(p) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

9	June 30, 2014

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Forward Global Infrastructure Fund

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Forward International Real Estate Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

Forward Real Estate Fund

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

June 30, 2014	10

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

Forward Real Estate Long/Short Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Select Income Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

11	June 30, 2014

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

Forward Select Opportunity Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

June 30, 2014	12

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended June 30, 2014

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Forward Global Infrastructure Fund	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Expense Ratios(a)	Expenses Paid During Period(b) 01/01/14-06/30/14
Investor Class
Actual	$1,000.00	$1,087.40	1.72%	$8.90

Hypothetical	$1,000.00	$1,016.27	1.72%	$8.60
Institutional Class
Actual	$1,000.00	$1,088.90	1.37%	$7.10

Hypothetical	$1,000.00	$1,018.00	1.37%	$6.85
Class A
Actual	$1,000.00	$1,087.10	1.78%	$9.21

Hypothetical	$1,000.00	$1,015.97	1.78%	$8.90
Class B
Actual	$1,000.00	$1,084.10	2.33%	$12.04

Hypothetical	$1,000.00	$1,013.24	2.33%	$11.63
Class C
Actual	$1,000.00	$1,084.10	2.33%	$12.04

Hypothetical	$1,000.00	$1,013.24	2.33%	$11.63
Advisor Class
Actual	$1,000.00	$1,088.90	1.43%	$7.41

Hypothetical	$1,000.00	$1,017.70	1.43%	$7.15

13	June 30, 2014

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended June 30, 2014

Forward International Real Estate Fund	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Expense Ratios(a)	Expenses Paid During Period(b) 01/01/14-06/30/14
Investor Class
Actual	$1,000.00	$1,023.40	1.77%	$8.88

Hypothetical	$1,000.00	$1,016.02	1.77%	$8.85
Institutional Class
Actual	$1,000.00	$1,025.70	1.46%	$7.33

Hypothetical	$1,000.00	$1,017.55	1.46%	$7.30
Class A
Actual	$1,000.00	$1,023.60	1.86%	$9.33

Hypothetical	$1,000.00	$1,015.57	1.86%	$9.30
Class C
Actual	$1,000.00	$1,020.80	2.41%	$12.08

Hypothetical	$1,000.00	$1,012.84	2.41%	$12.03
Advisor Class
Actual	$1,000.00	$1,025.60	1.51%	$7.58

Hypothetical	$1,000.00	$1,017.31	1.51%	$7.55
Forward Real Estate Fund
Investor Class
Actual	$1,000.00	$1,169.20	1.56%	$8.39

Hypothetical	$1,000.00	$1,017.06	1.56%	$7.80
Institutional Class
Actual	$1,000.00	$1,171.40	1.20%	$6.46

Hypothetical	$1,000.00	$1,018.84	1.20%	$6.01
Class A
Actual	$1,000.00	$1,168.80	1.62%	$8.71

Hypothetical	$1,000.00	$1,016.76	1.62%	$8.10
Class C
Actual	$1,000.00	$1,166.50	2.16%	$11.60

Hypothetical	$1,000.00	$1,014.08	2.16%	$10.79
Forward Real Estate Long/Short Fund
Investor Class
Actual	$1,000.00	$1,166.90	2.42%	$13.00

Hypothetical	$1,000.00	$1,012.79	2.42%	$12.08
Institutional Class
Actual	$1,000.00	$1,168.60	2.11%	$11.35

Hypothetical	$1,000.00	$1,014.33	2.11%	$10.54

June 30, 2014	14

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended June 30, 2014

Forward Real Estate Long/Short Fund (continued)	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Expense Ratios(a)	Expenses Paid During Period(b) 01/01/14-06/30/14
Class A
Actual	$1,000.00	$1,166.40	2.52%	$13.54

Hypothetical	$1,000.00	$1,012.30	2.52%	$12.57
Class B
Actual	$1,000.00	$1,163.30	3.07%	$16.47

Hypothetical	$1,000.00	$1,009.57	3.07%	$15.30
Class C
Actual	$1,000.00	$1,162.80	3.07%	$16.46

Hypothetical	$1,000.00	$1,009.57	3.07%	$15.30
Advisor Class
Actual	$1,000.00	$1,168.10	2.16%	$11.61

Hypothetical	$1,000.00	$1,014.08	2.16%	$10.79
Forward Select Income Fund
Investor Class
Actual	$1,000.00	$1,124.40	1.81%	$9.53

Hypothetical	$1,000.00	$1,015.82	1.81%	$9.05
Institutional Class
Actual	$1,000.00	$1,126.60	1.46%	$7.70

Hypothetical	$1,000.00	$1,017.55	1.46%	$7.30
Class A
Actual	$1,000.00	$1,124.60	1.86%	$9.80

Hypothetical	$1,000.00	$1,015.57	1.86%	$9.30
Class B
Actual	$1,000.00	$1,121.10	2.41%	$12.67

Hypothetical	$1,000.00	$1,012.84	2.41%	$12.03
Class C
Actual	$1,000.00	$1,121.50	2.41%	$12.68

Hypothetical	$1,000.00	$1,012.84	2.41%	$12.03
Advisor Class
Actual	$1,000.00	$1,126.40	1.51%	$7.96

Hypothetical	$1,000.00	$1,017.31	1.51%	$7.55
Forward Select Opportunity Fund
Investor Class(c)
Actual	$1,000.00	$1,003.40	1.60%	$1.27

Hypothetical	$1,000.00	$1,016.86	1.60%	$8.00

15	June 30, 2014

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended June 30, 2014

Forward Select Opportunity Fund (continued)	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Expense Ratios(a)	Expenses Paid During Period(b) 01/01/14-06/30/14
Institutional Class
Actual	$1,000.00	$1,116.50	1.25%	$6.56

Hypothetical	$1,000.00	$1,018.60	1.25%	$6.26
Class A
Actual	$1,000.00	$1,113.60	1.75%	$9.17

Hypothetical	$1,000.00	$1,016.12	1.75%	$8.75
Class C(d)
Actual	$1,000.00	$1,068.80	2.20%	$8.23

Hypothetical	$1,000.00	$1,013.88	2.20%	$10.99

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to The Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (181), then divided by 365.

(c) The Forward Select Opportunity Fund began offering Investor Class shares on June 2, 2014. Actual expenses on this class are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days since the class launched (29), then divided by 365.

(d) The Forward Select Opportunity Fund began offering Class C shares on February 18, 2014. Actual expenses on this class are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days since the class launched (132), then divided by 365.

June 30, 2014	16

Summary of Portfolio Holdings (Note 9) (Unaudited)

Under Securities and Exchange Commission rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following tables which present portfolio holdings as a percent of total net assets are provided in compliance with such requirements.

Forward Global Infrastructure Fund
United States	19.43%
Hong Kong	7.68%
Japan	5.93%
Italy	5.60%
China	5.38%
France	5.37%
Indonesia	5.16%
Brazil	4.45%
New Zealand	3.95%
Australia	3.23%
Philippines	2.92%
Mexico	2.91%
Singapore	2.88%
Bermuda	2.77%
Germany	2.61%
Chile	2.50%
Canada	1.93%
Turkey	1.43%
Austria	1.31%
Norway	1.22%
Vietnam	1.17%
Belgium	1.02%
Russia	1.02%
Poland	1.00%
Taiwan	0.72%
Thailand	0.59%
Cyprus	0.51%
Greece	0.34%
Net Other Assets and Liabilities	4.97%
100.00%

Forward International Real Estate Fund
Hong Kong	34.19%
United Kingdom	19.53%
Australia	12.59%
China	7.59%
Canada	6.42%

Singapore	5.61%
Japan	3.82%
France	2.90%
Philippines	2.34%
Spain	2.15%
Mexico	1.79%
Italy	0.23%
Net Other Assets and Liabilities	0.84%
100.00%

Forward Real Estate Fund
REITs-Apartments	21.00%
REITs-Office Property	20.57%
REITs-Healthcare	10.21%
REITs-Regional Malls	9.88%
REITs-Shopping Centers	9.57%
REITs-Diversified	7.21%
REITs-Warehouse/Industrial	5.71%
REITs-Storage	4.69%
REITs-Hotels	3.17%
REITs-Specialized	0.91%
Information Technology Services	0.89%
Real Estate Operating/Development	0.70%
Net Other Assets and Liabilities	5.49%
100.00%

Forward Real Estate Long/Short Fund*
REITs-Apartments	24.71%
REITs-Office Property	20.79%
REITs-Shopping Centers	11.60%
REITs-Regional Malls	10.33%
REITs-Healthcare	9.72%
REITs-Diversified	7.74%
REITs-Warehouse/Industrial	6.83%
REITs-Mortgage	5.54%
REITs-Hotels	5.10%
Real Estate Operating/Development	4.14%
REITs-Storage	3.17%

17	June 30, 2014

Summary of Portfolio Holdings (Note 9) (Unaudited)

Forward Real Estate Long/Short Fund* (continued)
Financials-Mortgage	1.07%
Information Technology Services	0.74%
Homebuilding	0.36%
REITs-Residential	0.29%
Hotels & Motels	0.20%
Exchange-Traded Funds	0.02%
Net Other Assets and Liabilities	-12.35%
100.00%

Forward Select Income Fund*
REITs-Hotels	17.08%
REITs-Shopping Centers	13.56%
REITs-Office Property	10.94%
REITs-Diversified	10.59%
REITs-Mortgage	10.37%
REITs-Apartments	7.92%
REITs-Regional Malls	6.18%
REITs-Warehouse/Industrial	5.84%
REITs-Healthcare	5.23%
REITs-Specialized	3.52%
REITs-Residential	2.88%
Department Stores	2.84%
Short-Term Securities	2.18%
REITs-Manufactured Homes	1.03%
Financials	1.01%
Oil, Gas & Consumable Fuels	0.74%
Diversified Telecommunication	0.13%
Insurance	0.03%
Net Other Assets and Liabilities	-2.07%
100.00%

Forward Select Opportunity Fund
Banks	21.72%
REITs-Residential	7.83%
Oil, Gas & Consumable Fuels	5.01%
REITs-Regional Malls	4.95%
Other	4.21%
Insurance	3.86%
REITs-Healthcare	3.70%
REITs-Office Property	3.66%
Department Stores	3.47%
Manufacturing	3.32%
REITs-Industrial	3.22%
Industrial Conglomerates	2.62%
REITs-Shopping Centers	2.54%
Chemicals	2.51%
REITs-Mortgage	2.05%
Financials	1.97%
Information Technology	1.94%
REITs-Apartments	1.86%
REITs-Hotels	1.82%
REITs-Diversified	1.09%
REITs-Timber	0.98%
Telecommunications	0.92%
Net Other Assets and Liabilities	14.75%
100.00%

* Weightings reflect long positions and excludes securities sold short and derivative instruments.

Category Abbreviation:

REIT — Real Estate Investment Trust

June 30, 2014	18

Portfolio of Investments (Note 9) (Unaudited)

Forward Global Infrastructure Fund

Shares		Value (Note 2)

Common Stocks: 94.02%
Australia: 3.23%

915,000	NRW Holdings, Ltd.	$793,777

270,000	Sydney Airport	1,074,399

188,582	Transurban Group	1,314,116

		3,182,292

Austria: 1.31%

22,300	Andritz AG	1,288,746

Belgium: 1.02%

40,000	bpost SA	1,010,544

Bermuda: 2.77%

114,000	Hoegh LNG Holdings, Ltd.(a)	1,412,490

44,900	Nabors Industries, Ltd.	1,318,713

		2,731,203

Brazil: 4.45%

55,500	Companhia de Saneamento de M inas Gerais	986,918

219,000	Ecorodovias Infraestrutura e Logistica SA	1,492,709

49,900	Mills Estruturas e Servicos de Engenharia SA	591,257

146,500	Transmissora Alianca de Energia Electria SA	1,314,157

		4,385,041

Canada: 1.93%

28,000	Black Diamond Group, Ltd.	900,576

36,000	Finning International, Inc.	1,006,739

		1,907,315

Chile: 2.50%

1,520,000	Aguas Andinas SA, Class A	958,673

89,500	Enersis SA, Sponsored ADR	1,508,075

		2,466,748

China: 5.38%

1,100,000	China Machinery Engineering Corp., Class H	650,031

869,000	CIMC Enric Holdings, Ltd.	1,143,657

282,000	ENN Energy Holdings, Ltd.	2,026,657

878,000	Huaneng Power International, Inc., Class H	991,239

1,705,000	Petro-King Oilfield Services, Ltd.	490,575

		5,302,159

Shares		Value (Note 2)

Cyprus: 0.51%

44,000	Globaltrans Investment Plc, Sponsored GDR(b)	$503,800

France: 5.37%

108,000	Groupe Eurotunnel SA	1,460,655

69,630	Suez Environnement Co.	1,332,914

33,400	Vinci SA	2,497,111

		5,290,680

Germany: 1.60%

87,390	RIB Software AG	1,573,570

Greece: 0.34%

30,463	Diana Shipping, Inc.(a)	331,742

Hong Kong: 7.68%

485,000	APT Satellite Holdings, Ltd.	718,389

628,000	China Gas Holdings, Ltd.	1,302,931

2,565,000	China Power International Development, Ltd.	1,012,709

689,104	COSCO Pacific, Ltd.	954,915

1,862,000	Guangdong Investment, Ltd.	2,147,797

2,525,000	Yuexiu Transport Infrastructure, Ltd.	1,439,990

		7,576,731

Indonesia: 5.16%

6,334,000	Jasa Marga Persero Tbk PT	3,192,379

2,791,500	Perusahaan Gas Negara Tbk PT	1,312,747

2,789,500	Telekomunikasi Indonesia Tbk PT	580,018

		5,085,144

Italy: 5.60%

100,500	Danieli & C. Officine Meccaniche SpA	2,252,752

19,200	EI Towers SpA(a)	1,038,477

330,000	Hera SpA	939,888

100,274	Societa Iniziative Autostradali Servizi SpA	1,287,923

		5,519,040

Japan: 5.93%

183,800	Fujitec Co., Ltd.	1,944,954

142,000	Hitachi, Ltd.	1,040,067

32,300	Kurita Water Industries, Ltd.	748,315

231,000	Sankyu, Inc.	1,169,765

See Notes to Financial Statements	19	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward Global Infrastructure Fund

Shares		Value (Note 2)

Japan (continued): 5.93%

100,000	Yumeshin Holdings Co., Ltd.	$942,698

		5,845,799

Mexico: 2.91%

239,465	Grupo Aeroportuario del Centro Norte SAB de CV	965,908

453,000	OHL Mexico SAB de CV(a)	1,382,726

39,200	Promotora Operador Infrastructure SAB de CV(a)	522,999

		2,871,633

New Zealand: 3.95%

581,400	Air New Zealand, Ltd.	1,058,812

453,600	Infratil, Ltd.	971,030

903,200	Meridian Energy, Ltd.	980,587

450,000	Mighty River Power, Ltd.	882,554

		3,892,983

Norway: 1.22%

1,421,000	Vard Holdings, Ltd.(a)	1,202,306

Philippines: 2.92%

3,300,000	Energy Development Corp.	476,289

2,760,000	First Gen Corp.	1,372,096

15,000	Philippine Long Distance Telephone Co.	1,026,804

		2,875,189

Poland: 1.00%

145,000	Energa SA	987,388

Russia: 1.02%

51,000	Mobile Telesystems, Sponsored ADR	1,006,740

Singapore: 2.88%

3,939,000	Hutchison Port Holdings Trust	2,836,080

Taiwan: 0.72%

117,000	Cleanaway Co., Ltd.	707,298

Thailand: 0.59%

830,000	Sino Thai Engineering & Construction Pcl	583,084

Turkey: 1.43%

330,000	Aygaz AS	1,411,215

1	Enka Insaat ve Sanayi AS	2

		1,411,217

Shares		Value (Note 2)

United States: 19.43%

33,000	American States Water Co.	$1,096,590

20,000	American Water Works Co., Inc.	989,000

48,500	Cloud Peak Energy, Inc.(a)	893,370

36,000	Delta Air Lines, Inc.	1,393,920

12,325	Eaton Corp. Plc	951,244

40,500	Freeport-McMoRan Copper & Gold, Inc., Class B	1,478,250

40,800	Halliburton Co.	2,897,208

86,000	Orion Marine Group, Inc.(a)	931,380

8,000	Parker Hannifin Corp.	1,005,840

59,500	Peabody Energy Corp.	972,825

47,500	Quanta Services, Inc.(a)	1,642,550

41,200	RPC, Inc.	967,788

17,000	Schlumberger, Ltd.	2,005,150

50,100	UIL Holdings Corp.	1,939,371

		19,164,486

Vietnam: 1.17%

220,000	PetroVietnam Gas JSC	1,155,181

	Total Common Stocks (Cost $78,682,403)	92,694,139

Preferred Stocks: 1.01%
Germany: 1.01%

30,500	Sixt SE	996,272

	Total Preferred Stocks (Cost $932,570)	996,272

	Total Investments: 95.03% (Cost $79,614,973)	93,690,411

	Net Other Assets and Liabilities: 4.97%	4,900,754

	Net Assets: 100.00%	$98,591,165

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $503,800, representing 0.51% of net assets.

June 30, 2014	20	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward Global Infrastructure Fund

Investment Abbreviations:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

See Notes to Financial Statements	21	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward International Real Estate Fund

Shares		Value (Note 2)

Common Stocks: 99.16%
Australia: 12.59%

120,000	360 Capital Industrial Fund	$252,334

150,000	360 Capital Office Fund	280,057

852,580	Aspen Group	972,769

2,267,418	Cromwell Property Group	2,084,613

776,538	Mirvac Group	1,307,044

418,945	Peet, Ltd.(a)	533,310

1,000,000	Scentre Group(a)	3,017,445

650,000	Stockland	2,378,124

200,000	Villa World, Ltd.	380,952

		11,206,648

Canada: 6.42%

20,000	Allied Properties REIT	662,574

161,600	Dundee Industrial REIT	1,473,566

130,200	Dundee REIT, Class A	3,573,926

		5,710,066

China: 7.59%

2,500,000	Agile Property Holdings, Ltd.	1,761,199

900,000	China Resources Land, Ltd.	1,646,625

8,000,000	Franshion Properties China, Ltd.	2,105,698

28,471,000	Lai Fung Holdings, Ltd.	569,390

2,500,000	Yuexiu Property Co., Ltd.	477,395

879,000	Yuzhou Properties Co., Ltd.	192,803

		6,753,110

France: 2.90%

50,000	Fonciere des 6eme et 7eme Arrondissements de Paris	1,232,370

7,429	Klepierre	378,571

18,256	Societe Fonciere Lyonnaise SA	969,920

		2,580,861

Hong Kong: 34.19%

1,844,000	Asia Orient Holdings, Ltd.	437,779

23,530,000	Asia Standard Hotel Group, Ltd.	4,007,483

6,202,000	Asia Standard International Group, Ltd.	1,584,429

9,400	China Motor Bus Co., Ltd.	73,983

6,200,000	Chuang’s Consortium International, Ltd.	775,960

Shares		Value (Note 2)

215,764,116	CSI Properties, Ltd.	$7,794,946

8,299,000	Dorsett Hospitality International, Ltd.	1,434,850

108,229,000	Lai Sun Development(a)	2,583,398

18,750,000	Magnificent Estates	943,500

910,667	New World Development Co., Ltd.	1,036,344

1,380,000	Regal REIT	372,135

964,000	Safety Godown Co., Ltd.	1,210,224

2,208,000	Soundwill Holdings, Ltd.	3,749,133

4,242,000	Sunlight REIT	1,789,758

4,292,000	Wing Tai Properties, Ltd.	2,630,445

		30,424,367

Italy: 0.23%

5,212	Immobiliare Grande Distribuzione	9,214

800,000	Risanamento SpA(a)	192,797

		202,011

Japan: 3.82%

30	Comforia Residential REIT, Inc.	227,432

677	Heiwa Real Estate REIT, Inc.	582,071

3,906	Invincible Investment Corp.	934,618

164	Kenedix Residential Investment Corp.	380,759

35,100	Meiwa Estate Co., Ltd.	155,915

80	Nippon Accommodations Fund, Inc.	303,243

70	Premier Investment Corp.	278,466

150	Starts Proceed Investment Co.	259,118

200	Tokyu REIT, Inc.	278,960

		3,400,582

Mexico: 1.79%

750,000	Prolgis Property Mexico SA de CV(a)	1,592,670

Philippines: 2.34%

14,663,000	Empire East Land Holdings, Inc.(a)	319,126

13,000,000	Filinvest Land, Inc.	485,453

11,000,000	Rockwell Land Corp.	471,249

8,114,000	Shang Properties, Inc.	630,159

1,281,800	Vista Land & Lifescapes, Inc.	179,716

		2,085,703

June 30, 2014	22	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward International Real Estate Fund

Shares		Value (Note 2)

Singapore: 5.61%

300,000	CapitaMall Trust	$475,178

100,000	Keppel Land, Ltd.	271,072

880,000	Mapletree Commercial Trust	966,878

555,000	Sabana Shari’ah Compliant Industrial REIT	465,134

3,890,000	Starhill Global REIT	2,573,783

152,700	Wing Tai Holdings, Ltd.	241,254

		4,993,299

Spain: 2.15%

32,371	Melia Hotels International SA	397,379

256,500	NH Hoteles SA(a)	1,519,051

		1,916,430

United Kingdom: 19.53%

130,000	Barratt Developments Plc	831,411

20,000	Berkeley Group Holdings Plc	827,629

75,974	Big Yellow Group Plc	644,905

240,000	Capital & Counties Properties Plc	1,337,760

60,000	Derwent London Plc	2,750,890

133,523	Development Securities Plc	487,869

265,000	Grainger Plc	953,296

160,000	Great Portland Estates Plc	1,763,417

143,000	Hammerson Plc	1,419,428

200,000	Land Securities Group Plc	3,546,002

80,847	Safestore Holdings Plc	301,627

75,000	Shaftesbury Plc	842,004

89,858	Unite Group Plc	605,902

109,481	Workspace Group Plc	1,067,979

		17,380,119

	Total Common Stocks (Cost $85,363,636)	88,245,866

	Total Investments: 99.16% (Cost $85,363,636)	88,245,866

	Net Other Assets and Liabilities: 0.84%	750,356

	Net Assets: 100.00%	$88,996,222

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

REIT — Real Estate Investment Trust

See Notes to Financial Statements	23	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward Real Estate Fund

Shares		Value (Note 2)

Common Stocks: 94.51%
Information Technology Services: 0.89%

3,700	Equinix, Inc.(a)	$777,333

Real Estate Operating/Development: 0.70%

30,777	Forest City Enterprises, Inc., Class A(a)	611,539

REITs-Apartments: 21.00%

29,920	American Campus Communities, Inc.	1,144,141

26,658	AvalonBay Communities, Inc.	3,790,501

18,633	Camden Property Trust	1,325,738

137,823	Campus Crest Communities, Inc.	1,193,547

52,400	Equity Residential	3,301,200

10,666	Essex Property Trust, Inc.	1,972,250

14,500	Home Properties, Inc.	927,420

10,000	Mid-America Apartment Communities, Inc.	730,500

20,000	Sun Communities, Inc.	996,800

209,051	Trade Street Residential, Inc.	1,565,792

47,000	UDR, Inc.	1,345,610

		18,293,499

REITs-Diversified: 7.21%

57,700	Armada Hoffler Properties, Inc.	558,536

43,590	First Potomac Realty Trust	571,901

63,861	Investors Real Estate Trust	588,160

67,166	Lexington Realty Trust	739,498

23,186	Spirit Realty Capital, Inc.	263,393

27,972	Vornado Realty Trust	2,985,451

37,555	Winthrop Realty Trust	576,469

		6,283,408

REITs-Healthcare: 10.21%

47,300	Health Care REIT, Inc.	2,964,291

77,700	Medical Properties Trust, Inc.	1,028,748

36,054	Sabra Healthcare REIT, Inc.	1,035,110

12,218	Senior Housing Properties Trust	296,775

55,693	Ventas, Inc.	3,569,922

		8,894,846

REITs-Hotels: 3.17%

55,217	DiamondRock Hospitality Co.	707,882

Shares		Value (Note 2)

93,192	Host Hotels & Resorts, Inc.	$2,051,156

		2,759,038

REITs-Office Property: 20.57%

13,992	Alexandria Real Estate Equities, Inc.	1,086,339

27,700	BioMed Realty Trust, Inc.	604,691

16,994	Boston Properties, Inc.	2,008,351

33,500	Brandywine Realty Trust	522,600

53,299	CyrusOne, Inc.	1,327,145

57,886	Digital Realty Trust, Inc.	3,375,911

57,100	Franklin Street Properties Corp.	718,318

62,300	HCP, Inc.	2,577,974

37,159	Hudson Pacific Properties, Inc.	941,609

22,900	Liberty Property Trust	868,597

29,100	Mack-Cali Realty Corp.	625,068

41,946	Parkway Properties, Inc.	866,185

21,921	SL Green Realty Corp.	2,398,377

		17,921,165

REITs-Regional Malls: 9.88%

57,000	General Growth Properties, Inc.	1,342,920

30,800	Macerich Co.	2,055,900

27,475	Simon Property Group, Inc.	4,568,543

8,400	Taubman Centers, Inc.	636,804

		8,604,167

REITs-Shopping Centers: 9.57%

5,500	Agree Realty Corp.	166,265

21,400	AmREIT, Inc.	391,620

63,500	Brixmor Property Group, Inc.	1,457,325

11,700	Developers Diversified Realty Corp.	206,271

116,158	Excel Trust, Inc.	1,548,386

12,946	Federal Realty Investment Trust	1,565,430

32,903	Kimco Realty Corp.	756,111

23,560	Kite Realty Group Trust	144,658

13,712	Retail Opportunity Investments Corp.	215,690

105,581	Retail Properties of America, Inc., Class A	1,623,836

June 30, 2014	24	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward Real Estate Fund

Shares		Value (Note 2)

REITs-Shopping Centers (continued): 9.57%

13,737	Washington Prime Group, Inc.(a)	$257,431

		8,333,023

REITs-Specialized: 0.91%

24,000	CoreSite Realty Corp.	793,680

REITs-Storage: 4.69%

14,800	Extra Space Storage, Inc.	788,100

15,500	Public Storage, Inc.	2,655,925

8,247	Sovran Self Storage, Inc.	637,081

		4,081,106

REITs-Warehouse/Industrial: 5.71%

36,116	Monmouth Real Estate Investment Corp., Class A	362,605

76,321	ProLogis	3,136,029

44,360	STAG Industrial, Inc.	1,065,084

21,055	Terreno Realty Corp.	406,993

		4,970,711

	Total Common Stocks (Cost $64,933,403)	82,323,515

	Total Investments: 94.51% (Cost $64,933,403)	82,323,515

	Net Other Assets and Liabilities: 5.49%	4,782,401

	Net Assets: 100.00%	$87,105,916

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

REIT — Real Estate Investment Trust

See Notes to Financial Statements	25	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward Real Estate Long/Short Fund

Shares		Value (Note 2)

Common Stocks: 100.85%
Homebuilding: 0.36%

12,000	Century Communities, Inc.(a)	$265,800

Hotels & Motels: 0.20%

75,000	Overseas Union Enterprise, Ltd.	146,162

Information Technology Services: 0.74%

2,600	Equinix, Inc.(a)	546,234

Real Estate Operating/Development: 4.14%

21,020,000	CSI Properties, Ltd.	759,393

49,430	Forest City Enterprises, Inc., Class A(a)(b)	982,174

102,000	Great Eagle Holdings, Ltd.	373,103

75,000	Hysan Development Co., Ltd.	351,272

226,000	Soundwill Holdings, Ltd.	383,743

14,000	Sun Hung Kai Properties, Ltd.	192,016

		3,041,701

REITs-Apartments: 24.71%

24,202	American Campus Communities, Inc.(b)	925,484

32,042	AvalonBay Communities, Inc.(b)	4,556,052

17,800	Camden Property Trust(b)	1,266,470

112,508	Campus Crest Communities, Inc.(b)	974,319

78,100	Equity Residential(b)	4,920,300

5,700	Essex Property Trust, Inc.(b)	1,053,987

17,100	Home Properties, Inc.(b)	1,093,716

7,000	Post Properties, Inc.(b)	374,220

196,642	Trade Street Residential, Inc.(b)	1,472,849

53,308	UDR, Inc.(b)	1,526,208

		18,163,605

REITs-Diversified: 7.74%

64,200	Armada Hoffler Properties, Inc.(b)	621,456

16,000	Astro Japan Property Group	61,556

50,607	First Potomac Realty Trust(b)	663,964

94,634	Investors Real Estate Trust	871,579

67,834	Lexington Realty Trust(b)	746,852

20,233	Spirit Realty Capital, Inc.	229,847

19,237	Vornado Realty Trust(b)	2,053,165

28,482	Winthrop Realty Trust(b)	437,199

		5,685,618

Shares		Value (Note 2)

REITs-Healthcare: 8.61%

40,700	Health Care REIT, Inc.(b)	$2,550,669

65,200	Medical Properties Trust, Inc.	863,248

30,725	Sabra Healthcare REIT, Inc.	882,115

19,066	Senior Housing Properties Trust(b)	463,113

24,439	Ventas, Inc.(b)	1,566,540

		6,325,685

REITs-Hotels: 2.41%

80,215	Host Hotels & Resorts, Inc.(b)	1,765,532

12,500	OUE Hospitality Trust	8,922

		1,774,454

REITs-Mortgage: 2.43%

30,000	American Capital Agency Corp.	702,300

155,970	Arbor Realty Trust, Inc.(b)	1,083,992

		1,786,292

REITs-Office Property: 19.75%

7,958	Alexandria Real Estate Equities, Inc.(b)	617,859

12,300	BioMed Realty Trust, Inc.	268,509

17,251	Boston Properties, Inc.(b)	2,038,723

28,300	Brandywine Realty Trust(b)	441,480

44,724	CyrusOne, Inc.(b)	1,113,628

49,750	Digital Realty Trust, Inc.(b)	2,901,420

87,300	Franklin Street Properties Corp.	1,098,234

23,500	HCP, Inc.(b)	972,430

25,014	Hudson Pacific Properties, Inc.	633,855

29,400	Liberty Property Trust	1,115,142

48,600	Mack-Cali Realty Corp.(b)	1,043,928

35,555	Parkway Properties, Inc.	734,211

14,054	SL Green Realty Corp.(b)	1,537,648

		14,517,067

REITs-Regional Malls: 10.33%

60,900	General Growth Properties, Inc.(b)	1,434,804

31,700	Macerich Co.(b)	2,115,975

24,318	Simon Property Group, Inc.(b)	4,043,597

		7,594,376

June 30, 2014	26	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward Real Estate Long/Short Fund

Shares		Value (Note 2)

REITs-Residential: 0.29%

15,000	Western Asset Mortgage Capital Corp.	$212,550

REITs-Shopping Centers: 9.14%

22,239	AmREIT, Inc.	406,973

57,702	Brixmor Property Group, Inc.(b)	1,324,261

23,300	DDR Corp.(b)	410,779

79,990	Excel Trust, Inc.(b)	1,066,267

7,989	Federal Realty Investment Trust(b)	966,030

38,497	Kimco Realty Corp.(b)	884,661

38,216	Kite Realty Group Trust	234,646

11,763	Retail Opportunity Investments Corp.(b)	185,032

36,519	Retail Properties of America, Inc., Class A(b)	561,662

53,204	Scentre Group(a)	160,541

12,158	Washington Prime Group, Inc.(a)(b)	227,841

42,700	Westfield Corp.	287,888

		6,716,581

REITs-Storage: 3.17%

13,600	Public Storage(b)	2,330,360

REITs-Warehouse/Industrial : 6.83%

66,200	Dundee Industrial REIT	603,651

25,000	Dundee REIT, Class A	686,238

29,645	Monmouth Real Estate Investment Corp., Class A(b)	297,636

53,141	ProLogis, Inc.(b)	2,183,564

37,385	STAG Industrial, Inc.	897,614

17,980	Terreno Realty Corp.	347,553

		5,016,256

	Total Common Stocks (Cost $54,244,390)	74,122,741

Convertible Preferred Stocks: 1.95%
REITs-Hotels: 1.95%

55,000	FelCor Lodging Trust, Inc. Series A, 1.950%(b)	1,436,050

	Total Convertible Preferred Stocks (Cost $434,435)	1,436,050

Shares		Value (Note 2)

Preferred Stocks: 9.53%
Financials-Mortgage: 1.07%

30,000	KKR Financial Holdings Llc Series A, 7.375%(b)	$783,600

REITs-Healthcare: 1.11%

32,400	Sabra Healthcare REIT, Inc. Series A, 7.125%	812,916

REITs-Hotels: 0.74%

21,900	Summit Hotel Properties, Inc. Series C, 7.125%	547,281

REITs-Mortgage: 3.11%

31,466	iStar Financial, Inc. Series G, 7.650%(b)	777,997

30,000	NorthStar Realty Finance Corp . Series D, 8.500%(b)	762,300

10,000	Series E, 8.750%	253,500

20,000	RAIT Financial Trust Series A, 7.750%	490,000

		2,283,797

REITs-Office Property: 1.04%

15,000	Digital Realty Trust, Inc. Series E, 7.000%	381,900

15,000	Series H, 7.375%	382,950

		764,850

REITs-Shopping Centers: 2.46%

35,000	Kite Realty Group Trust Series A, 8.250%(b)	919,450

	Saul Centers, Inc.

5,000	Series C, 6.875%(b)	126,250

30,000	Urstadt Biddle Properties, Inc. Series F, 7.125%	762,300

		1,808,000

	Total Preferred Stocks (Cost $6,331,012)	7,000,444

Rights: 0.00%(c)
1,167	Sun Hung Kai Properties, Ltd., Rights, Strike Price 98.60 HKD (expiring 04/22/16)(a)	1,523

	Total Rights (Cost $0)	1,523

See Notes to Financial Statements	27	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward Real Estate Long/Short Fund

Contracts		Value (Note 2)

Options Purchased: 0.02%

100	CommonWealth REIT, Expires July 2014 at $25.00 Put	$2,000

200	iShares® US Real Estate ETF, Expires September 2014 at $68.00 Put	11,000

	Total Options Purchased (Cost $27,497)	13,000

	Total Investments: 112.35% (Cost $61,037,334)	82,573,758

	Net Other Assets and Liabilities: (12.35)%	(9,076,751)

	Net Assets: 100.00%	$73,497,007

Shares

Schedule of Securities Sold Short
Common Stocks

(60,000)	American Realty Capital Properties, Inc.	$(751,800)

(30,000)	Apartment Investment & Management Co., Class A	(968,100)

(30,000)	CBL & Associates Properties, Inc.	(570,000)

(10,000)	CubeSmart	(183,200)

(10,000)	Duke Realty Corp.	(181,600)

(10,000)	LaSalle Hotel Properties	(352,900)

(5,000)	Lennar Corp., Class A	(209,900)

(20,000)	Marriott International, Inc., Class A	(1,282,000)

(30,000)	New York REIT, Inc.	(331,800)

(19,861)	OMEGA Healthcare Investors, Inc.	(732,076)

(22,500)	Pennsylvania REIT	(423,450)

(833)	Rayonier Advanced Materials, Inc.	(32,292)

(2,500)	Rayonier, Inc.	(88,875)

(10,000)	Regency Centers Corp.	(556,800)

(5,000)	Restoration Hardware Holdings, Inc.	(465,250)

(6,000)	Sherwin-Williams Co.	(1,241,460)

(3,800)	Standard Pacific Corp.	(32,680)

(15,000)	Wyndham Worldwide Corp.	(1,135,800)
Exchange-Traded Funds

(60,000)	iShares® Dow Jones U.S. Real Estate Index Fund	(4,307,400)

(10,000)	SPDR® S&P® Homebuilders ETF	(327,500)

Shares		Value (Note 2)

(10,000)	Utilities Select Sector SPDR® Fund	$(442,600)

	Total Securities Sold Short (Proceeds $12,376,838)	$(14,617,483)

Contracts

Schedule of Options Written
(209)	AvalonBay Communities, Inc., Expires October 2014 at $145.00 Call	$(57,475)

(200)	Digital Realty Trust, Inc., Expires October 2014 at $60.00 Call	(32,000)

	Total Options Written (Premiums $49,182)	$(89,475)

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b)Security, or portion of security, is being held as collateral for short sales, options written or the line(s) of credit. At period end, the aggregate market value of those securities was $49,434,592, representing 67.26% of net assets.

(c) Less than 0.005%.

Investment Abbreviations:

ETF — Exchange Traded Fund

HKD — Hong Kong Dollar

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poors Depositary Receipts

June 30, 2014	28	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward Select Income Fund

Shares		Value (Note 2)

Common Stocks: 31.19%
REITs-Apartments: 4.76%

1,500,000	Associated Estates Realty Corp.	$27,030,000

3,694,500	Campus Crest Communities, Inc.	31,994,370

2,307,000	Trade Street Residential, Inc.	17,279,430

		76,303,800

REITs-Diversified: 4.42%

1,070,000	Armada Hoffler Properties, Inc.(a)	10,357,600

550,000	First Potomac Realty Trust	7,216,000

1,400,000	Spirit Realty Capital, Inc.	15,904,000

390,662	W.P. Carey & Co., Llc	25,158,633

800,000	Winthrop Realty Trust(a)	12,280,000

		70,916,233

REITs-Healthcare: 3.26%

1,100,000	Healthcare Realty Trust, Inc.	27,962,000

850,000	Sabra Health Care REIT, Inc.(a)	24,403,500

		52,365,500

REITs-Hotels: 3.79%

1,400,000	Chatham Lodging Trust	30,660,000

2,850,000	Summit Hotel Properties, Inc.(a)	30,210,000

		60,870,000

REITs-Mortgage: 0.41%

525,700	Ares Commercial Real Estate Corp.	6,523,937

REITs-Office Property: 3.57%

2,000,000	Franklin Street Properties Corp.	25,160,000

1,500,000	Mack-Cali Realty Corp.	32,220,000

		57,380,000

REITs-Regional Malls: 2.05%

435,000	Taubman Centers, Inc.	32,977,350

REITs-Residential: 0.94%

584,000	American Homes 4 Rent, Class A	10,371,840

250,000	American Residential Properties, Inc.(b)(c)	4,687,500

		15,059,340

Shares		Value (Note 2)

REITs-Shopping Centers: 4.24%

980,000	AmREIT, Inc.	$17,934,000

1,480,000	Excel Trust, Inc.	19,728,400

2,400,000	Kite Realty Group Trust	14,736,000

1,000,000	Retail Opportunity Investments Corp.	15,730,000

		68,128,400

REITs-Warehouse/Industrial: 3.75%

743,600	Monmouth Real Estate Investment Corp., Class A	7,465,744

2,195,000	STAG Industrial, Inc.	52,701,950

		60,167,694

	Total Common Stocks (Cost $432,116,358)	500,692,254

Convertible Preferred Stocks: 6.06%
REITs-Diversified: 0.92%

303,428	Lexington Realty Trust Series C, 6.500%(a)	14,792,115

REITs-Hotels: 1.75%

1,077,888	FelCor Lodging Trust, Inc. Series A, 1.950%(a)	28,143,656

REITs-Office Property: 0.18%

102,798	Alexandria Real Estate Equities, Inc. Series D, 7.000%	2,816,665

REITs-Shopping Centers: 1.60%

400,000	Excel Trust, Inc. Series A, 7.000%(a)(b)	10,550,000

245,700	Ramco-Gershenson Properties Trust Series D, 7.250%(a)	15,146,177

		25,696,177

REITs-Specialized: 1.61%

248,700	EPR Properties Series C, 5.750%	5,715,126

644,101	Series E, 9.000%(a)	20,153,920

		25,869,046

	Total Convertible Preferred Stocks (Cost $69,083,174)	97,317,659

Preferred Stocks: 57.14%
Diversified Telecommunication: 0.13%

88,000	Qwest Corp. 6.125%	2,048,640

See Notes to Financial Statements	29	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward Select Income Fund

Shares		Value (Note 2)

Financials: 1.01%

31,700	Capital One Financial Corp . Series C, 6.250%	$781,722

105,000	Citigroup Capital XIII, Jr. Sub. Notes 7.875%(d)	2,908,500

490,000	Morgan Stanley Series G, 6.625%	12,514,600

		16,204,822

Insurance: 0.03%

20,000	AmTrust Financial Services, Inc. Series B, 7.250%	496,400

Oil, Gas & Consumable Fuels: 0.74%

220,000	TravelCenters of America Llc 8.250%	5,671,600

113,319	Vanguard Natural Resources Llc Series A, 7.875%	2,920,231

130,000	Series B, 7.625%	3,227,900

		11,819,731

REITs-Apartments: 3.16%

120,000	Apartment Investment & Management Co. Series Z, 7.000%	3,130,200

238,947	Campus Crest Communities, Inc. Series A, 8.000%	6,105,096

161,200	Equity Residential Series K, 8.290%(a)	9,979,296

277,795	Essex Property Trust, Inc. Series H, 7.125%	7,242,116

300,000	Sun Communities, Inc. Series A, 7.125%	7,617,000

630,000	UMH Properties, Inc. Series A, 8.250%(a)	16,657,199

		50,730,907

REITs-Diversified: 5.25%

350,000	Duke Realty Corp. Series L, 6.600%(a)	8,750,000

993,750	First Potomac Realty Trust Series A, 7.750%	25,787,813

412,000	Investors Real Estate Trust Series B, 7.950%	10,761,440

520,000	Winthrop Realty Trust 7.750%	13,876,200

965,981	Series D, 9.250%	25,115,506

		84,290,959

Shares		Value (Note 2)

REITs-Healthcare: 1.97%

1,260,000	Sabra Healthcare REIT, Inc. Series A, 7.125%	$31,613,400

REITs-Hotels: 11.54%

210,600	Ashford Hospitality Trust, Inc. Series A, 8.550%(a)	5,370,300

1,042,185	Series D, 8.450%	26,586,139

683,000	Series E, 9.000%(a)	18,816,650

400,000	Chesapeake Lodging Trust Series A, 7.750%	10,670,000

1,200,424	FelCor Lodging Trust, Inc. Series C, 8.000%(a)	30,970,939

715,589	Hersha Hospitality Trust Series B, 8.000%(a)	18,476,508

275,000	Series C, 6.875%	6,894,250

242,652	LaSalle Hotel Properties Series G, 7.250%(a)	6,183,986

120,000	Series H, 7.500%	3,145,800

471,979	Pebblebrook Hotel Trust Series A, 7.875%(a)	12,436,647

145,000	Series B, 8.000%	3,857,000

279,171	Summit Hotel Properties, Inc. Series A, 9.250%	7,585,076

237,888	Series B, 7.875%	6,185,088

362,500	Series C, 7.125%	9,058,875

727,592	Sunstone Hotel Investors, Inc. Series D, 8.000%(a)	19,255,722

		185,492,980

REITs-Manufactured Homes: 1.03%

657,290	Equity Lifestyle Properties, Inc. Series C, 6.750%(a)	16,514,411

REITs-Mortgage: 7.96%

1,004,743	Colony Financial, Inc. Series A, 8.500%	27,087,870

200,000	Series B, 7.500%	5,000,000

484,011	iStar Financial, Inc. Series D, 8.000%(a)	12,138,996

861,299	Series E, 7.875%(a)	21,532,475

June 30, 2014	30	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward Select Income Fund

Shares		Value (Note 2)

REITs-Mortgage (continued): 7.96%

567,811	Series F, 7.800%(a)	$14,075,467

848,247	Series G, 7.650%(a)	20,972,907

500,000	Series I, 7.500%(a)	12,285,000

580,000	NorthStar Realty Finance Corp. Series E, 8.750%	14,703,000

		127,795,715

REITs-Office Property: 7.19%

200,000	Corporate Office Properties Trust Series L, 7.375%	5,120,000

118,000	Digital Realty Trust, Inc. Series E, 7.000%	3,004,280

497,989	Series F, 6.625%	12,225,630

450,000	Series H, 7.375%	11,488,500

1,369,000	DuPont Fabros Technology, Inc. Series A, 7.875%(a)	35,936,250

651,174	Series B, 7.625%(a)	17,125,876

2,624	Highwoods Properties, Inc. Series A, 8.625%	3,178,156

932,770	Hudson Pacific Properties, Inc. Series B, 8.375%(a)	24,858,321

100,000	SL Green Realty Corp. Series I, 6.500%	2,450,000

		115,387,013

REITs-Regional Malls: 4.13%

889,109	CBL & Associates Properties, Inc. Series D, 7.375%(a)	22,538,914

210,622	General Growth Properties, Inc. Series A, 6.375%	5,075,990

	Glimcher Realty Trust

450,000	6.875%	11,259,000

845,473	Series G, 8.125%(a)	21,529,970

138,361	Series H, 7.500%	3,525,438

100,000	Taubman Centers, Inc. Series K, 6.250%	2,410,000

		66,339,312

Shares		Value (Note 2)

REITs-Residential: 1.94%

162,500	American Homes 4 Rent Series A, 5.000%	$4,096,625

250,000	Series B, 5.000%	6,152,500

841,000	Series C, 5.500%	20,915,670

		31,164,795

REITs-Shopping Centers: 7.72%

350,000	Cedar Realty Trust, Inc. Series B, 7.250%	8,925,000

755,500	Excel Trust, Inc. Series B, 8.125%	19,801,655

520,000	Inland Real Estate Corp. Series A, 8.125%	13,842,400

153,300	Kite Realty Group Trust Series A, 8.250%	4,027,191

250,000	Retail Properties of America, Inc. Series A, 7.000%	6,427,500

264,251	Saul Centers, Inc. Series A, 8.000%(a)	6,981,511

410,000	Series C, 6.875%	10,352,500

481,400	Urstadt Biddle Properties, Inc. Series D, 7.500%(a)	12,333,468

810,000	Series F, 7.125%(a)	20,582,100

619,784	Weingarten Realty Investors Series F, 6.500%(a)	15,568,974

250,000	Weingarten Realty Investors, Sr. Notes 8.100%	5,137,500

		123,979,799

REITs-Specialized: 1.25%

600,000	CoreSite Realty Corp. Series A, 7.250%	15,090,000

200,000	EPR Properties Series F, 6.625%	4,920,000

		20,010,000

REITs-Warehouse/Industrial: 2.09%

432,050	Monmouth Real Estate Investment Corp. Series A, 7.625%(a)	11,125,288

473,028	Series B, 7.875%	12,393,333

125,000	STAG Industrial, Inc. Series A, 9.000%	3,481,250

See Notes to Financial Statements	31	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward Select Income Fund

Shares		Value (Note 2)

REITs-Warehouse/Industrial (continued): 2.09%

200,000	Series B, 6.625%	$4,912,000

60,000	Terreno Realty Corp. Series A, 7.750%	1,565,400

		33,477,271

	Total Preferred Stocks (Cost $803,591,802)	917,366,155

Contracts

Options Purchased: 0.02%
1,618	JC Penney Co., Inc., Expires January 2015 at $10.00 Put	299,330

	Total Options Purchased (Cost $246,280)	299,330

Principal Amount

Contingent Convertible Securities: 1.12%
Department Stores: 1.12%

$21,810,000	JC Penney Corp., Inc., Sr. Unsec. Notes 7.625%, 03/01/97	18,047,775

	Total Contingent Convertible Securities (Cost $16,106,250)	18,047,775

Corporate Bonds: 4.36%
Department Stores: 1.70%

	JC Penney Corp., Inc., Sr. Unsec. Notes

4,000,000	6.375%, 10/15/36	3,290,000

27,475,000	7.400%, 04/01/37	24,043,043

		27,333,043

REITs-Mortgage: 2.00%

	iStar Financial, Inc., Sr. Unsec. Notes

10,500,000	9.000%, 06/01/17	12,180,000

17,810,000	7.125%, 02/15/18	19,858,150

		32,038,150

REITs-Specialized: 0.66%

10,000,000	CNL Lifestyle Properties, Inc., Sr. Unsec. Notes 7.250%, 04/15/19	10,562,500

	Total Corporate Bonds (Cost $61,869,816)	69,933,693

Par Value		Value (Note 2)

Short-Term Securities: 2.18%
$35,000,000	U.S. Treasury Bills, Discount Notes 0.000%, due 07/10/2014(e)	$35,000,000

	Total Short-Term Securities (Cost $35,000,000)	35,000,000

	Total Investments: 102.07% (Cost $1,418,013,680)	1,638,656,866

	Net Other Assets and Liabilities: (2.07)%	(33,250,448)

	Net Assets: 100.00%	$1,605,406,418

Shares

Schedule of Securities Sold Short
Exchange-Traded Funds

(2,000,000)	iShares ® Dow Jones U.S. Real Estate Index Fund	$(143,580,000)

	Total Securities Sold Short (Proceeds $142,983,791)	$(143,580,000)

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for securities sold short or the line(s) of credit. At period end, the aggregate market value of those securities was $286,133,166, representing 17.82% of net assets.

(b)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $15,237,500, representing 0.95% of net assets.

(c) Non-income producing security.

(d)Dividend rate will change at a future date. Dividend rate shown reflects the rate in effect at June 30, 2014.

(e) Rate shown represents the bond equivalent yield to maturity at date of purchase.

Investment Abbreviations:

REIT — Real Estate Investment Trust

Sr. — Senior

Unsec. — Unsecured

June 30, 2014	32	See Notes to Financial Statements

Portfolio of Investments (Note 9) (Unaudited)

Forward Select Opportunity Fund

Shares		Value (Note 2)

Common Stocks: 55.22%
Banks: 13.95%

37,000	Bank of America Corp.	$568,690

126,960	Barclays Plc	462,368

6,160	BNP Paribas SA	417,907

40,000	Commerzbank AG(a)	628,782

10,695	Deutsche Bank AG	376,295

26,300	Raiffeisen Bank International AG	839,633

7,910	Societe Generale SA	414,346

61,315	UniCredit SpA	513,407

		4,221,428

Chemicals: 2.51%

20,000	Potash Corp. of Saskatchewan, Inc.	759,200

Industrial Conglomerates: 2.62%

6,000	Siemens AG	792,414

Information Technology: 1.94%

14,600	Diebold, Inc.(b)	586,482

Manufacturing: 3.32%

34,500	ThyssenKrupp AG(a)	1,005,758

Other: 2.02%

25,000	Vivendi SA	611,735

REITs-Apartments: 1.86%

75,000	Trade Street Residential, Inc.(b)	561,750

REITs-Diversified: 1.09%

5,112	WP Carey, Inc.(b)	329,213

REITs-Healthcare: 3.59%

172,900	Skilled Healthcare Group, Inc., Class A(a)(b)	1,087,541

REITs-Hotels: 1.82%

52,000	Summit Hotel Properties, Inc.(b)	551,200

REITs-Industrial: 3.22%

97,000	Monmouth Real Estate Investment Corp., Class A	973,880

REITs-Mortgage: 2.05%

50,000	Ares Commercial Real Estate Corp.(b)	620,500

REITs-Office Property: 3.66%

51,657	Mack-Cali Realty Corp.(b)	1,109,592

Shares		Value (Note 2)

REITs-Regional Malls: 4.95%

25,000	Pennsylvania REIT(b)	$470,500

13,595	Taubman Centers, Inc.(b)	1,030,637

		1,501,137

REITs-Residential: 3.10%

50,000	American Residential Properties, Inc.(a)	937,500

REITs-Shopping Centers: 2.54%

125,000	Kite Realty Group Trust(b)	767,500

REITs-Timber: 0.98%

9,000	Weyerhaeuser Co.(b)	297,810

	Total Common Stocks (Cost $15,812,915)	16,714,640

Limited Partnerships: 1.97%
Financials: 1.97%

80,000	Fortress Investment Group Llc, Class A(b)	595,200

	Total Limited Partnerships (Cost $561,544)	595,200

Preferred Stocks: 24.48%
Banks: 7.77%

21,000	Citigroup Capital XIII, Jr. Sub. Notes 7.875%(b)(c)	581,700

18,000	First Republic Bank 7.000%(b)	483,300

20,000	JP Morgan Chase & Co. Series T, 6.700%(b)	517,400

30,000	Morgan Stanley Series G, 6.625%(b)	766,200

		2,348,600

Insurance: 3.86%

34,000	AmTrust Financial Services, Inc. Series B, 7.250%	843,880

12,500	Kemper Corp. 7.375%	326,000

		1,169,880

Oil, Gas & Consumable Fuels: 5.01%

35,000	Atlas Pipeline Partners Series E, 8.250%(b)	896,350

See Notes to Financial Statements	33	June 30, 2014

Portfolio of Investments (Note 9) (Unaudited)

Forward Select Opportunity Fund

Shares		Value (Note 2)

Oil, Gas & Consumable Fuels (continued): 5.01%

25,000	Vanguard Natural Resources Llc Series B, 7.625%(b)	$620,750

		1,517,100

Other: 2.19%

25,300	Maiden Holdings North America Ltd., Sr. Unsec. Notes 7.750%(b)	662,860

REITs-Residential: 4.73%

27,220	American Homes 4 Rent Series A, 5.000%(b)	686,216

30,000	Series C, 5.500%(b)	746,100

		1,432,316

Telecommunications: 0.92%

12,000	Qwest Corp. 6.125%	279,360

	Total Preferred Stocks (Cost $7,187,014)	7,410,116

Contracts

Options Purchased: 0.11%

300	Omega Healthcare Investors, Inc.,

	Expires December 2014 at $35.00 Put	34,500

	Total Options Purchased (Cost $50,182)	34,500

Principal Amount

Corporate Bonds: 3.47%
Department Stores: 3.47%

	JC Penney Corp., Inc., Sr. Unsec. Notes

$1,200,000	7.400%, 04/01/37(b)	1,050,106

	Total Corporate Bonds (Cost $796,609)	1,050,106

	Total Investments: 85.25% (Cost $24,408,264)	25,804,562

	Net Other Assets and Liabilities: 14.75%	4,465,327

	Net Assets: 100.00%	$30,269,889

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Security, or portion of security, is being held as collateral for potential transactions in options written or the undrawn line of credit. At period end, the aggregate market value of those securities was $8,330,630, representing 27.52% of net assets.

(c) Dividend rate will change at a future date. Dividend rate shown reflects the rate in effect at June 30, 2014.

Investment Abbreviations:

Jr. — Junior

REIT — Real Estate Investment Trust

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

June 30, 2014	34	See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

	Forward Global Infrastructure Fund	Forward International Real Estate Fund	Forward Real Estate Fund
Assets:
Investments, at value	$93,690,411	$88,245,866	$82,323,515
Cash	5,185,938	1,534,251	4,058,752
Foreign currency, at value (Cost $107,102, $210,109 and $0, respectively)	106,116	210,160	—
Receivable for investments sold	815,200	2,559,510	867,380
Receivable for shares sold	74,224	351	35,177
Interest and dividends receivable	221,958	614,069	348,398
Other assets	54,882	54,709	39,826

Total Assets	100,148,729	93,218,916	87,673,048

Liabilities:
Payable for investments purchased	1,214,384	3,553,119	364,500
Payable for shares redeemed	183,120	499,479	81,092
Payable to advisor	72,365	73,944	60,220
Payable for distribution and service fees	25,391	24,341	27,183
Payable to trustees	2,121	3,281	1,944
Payable for chief compliance officer fee	438	808	535
Payable for legal and audit fees	16,756	16,495	13,390
Accrued expenses and other liabilities	42,989	51,227	18,268

Total Liabilities	1,557,564	4,222,694	567,132

Net Assets	$98,591,165	$88,996,222	$87,105,916

Net Assets Consist of:
Paid-in capital	$143,960,894	$233,084,254	$67,540,013
Accumulated net investment income/(loss)	(187,757)	(2,273,234)	687,448
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(59,260,979)	(144,695,365)	1,488,343
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	14,079,007	2,880,567	17,390,112

Total Net Assets	$98,591,165	$88,996,222	$87,105,916

Investments, at Cost	$79,614,973	$85,363,636	$64,933,403

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$25.12	$15.77	$17.15
Net Assets	$25,103,349	$2,018,885	$69,188,703
Shares of beneficial interest outstanding	999,460	128,038	4,033,984
Institutional Class:
Net Asset Value, offering and redemption price per share	$25.30	$15.67	$15.20
Net Assets	$41,576,878	$39,107,799	$8,760,118
Shares of beneficial interest outstanding	1,643,052	2,496,059	576,158
Class A:
Net Asset Value, offering and redemption price per share	$25.25	$15.74	$17.01
Net Assets	$22,622,623	$30,322,749	$6,984,194
Shares of beneficial interest outstanding	896,085	1,926,493	410,501
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$26.79	$16.70	$18.05

See Notes to Financial Statements	35	June 30, 2014

Statement of Assets and Liabilities (Unaudited)

	Forward Global Infrastructure Fund (continued)	Forward International Real Estate Fund (continued)	Forward Real Estate Fund (continued)
Class B:
Net Asset Value, offering and redemption price per share	$25.13	—	—
Net Assets	$1,210,347	—	—
Shares of beneficial interest outstanding	48,161	—	—
Class C:
Net Asset Value, offering and redemption price per share	$25.17	$15.77	$17.16
Net Assets	$7,571,048	$12,746,816	$2,172,901
Shares of beneficial interest outstanding	300,754	808,313	126,646
Advisor Class:
Net Asset Value, offering and redemption price per share	$25.28	$15.66	—
Net Assets	$506,920	$4,799,973	—
Shares of beneficial interest outstanding	20,052	306,459	—

June 30, 2014	36	See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

	Forward Real Estate Long/Short Fund	Forward Select Income Fund	Forward Select Opportunity Fund
Assets:
Investments, at value	$82,573,758	$1,638,656,866	$25,804,562
Cash	1,656,763	11,298,699	5,143,267
Foreign currency, at value (Cost $41,077, $0 and $34,233, respectively)	41,522	—	34,233
Deposit with broker for securities sold short	15,400,713	144,216,787	—
Receivable for investments sold	440,848	146,874	97,071
Receivable for shares sold	32,596	958,746	35,000
Interest and dividends receivable	339,266	10,776,016	103,936
Other assets	34,819	138,753	29,260

Total Assets	100,520,285	1,806,192,741	31,247,329

Liabilities:
Securities sold short (Proceeds $12,376,838, $142,983,791 and $0, respectively)	14,617,483	143,580,000	—
Options written, at value (Premiums received $49,182, $0 and $0, respectively)	89,475	—	—
Payable on loan (Note 2)	11,944,939	53,115,462	—
Payable for interest due on loan (Note 2)	7,218	52,321	—
Payable for dividend expense on short sales	12,400	—	—
Payable for investments purchased	198,000	797,190	913,100
Payable for shares redeemed	22,744	1,075,601	16,000
Payable to advisor	60,593	1,334,768	19,289
Payable for distribution and service fees	29,849	516,812	8,253
Payable to trustees	1,662	35,159	528
Payable for chief compliance officer fee	372	7,456	118
Payable for legal and audit fees	17,483	12,945	17,474
Accrued expenses and other liabilities	21,060	258,609	2,678

Total Liabilities	27,023,278	200,786,323	977,440

Net Assets	$73,497,007	$1,605,406,418	$30,269,889

Net Assets Consist of:
Paid-in capital	$222,136,243	$1,342,083,013	$27,358,602
Accumulated net investment income/(loss)	573,351	(117,239)	(1,859)
Accumulated net realized gain/(loss) on investments, securities sold short, written option contracts and foreign currency transactions	(168,468,607)	43,393,667	1,516,802
Net unrealized appreciation on investments, securities sold short, written option contracts and translation of assets and liabilities in foreign currencies	19,256,020	220,046,977	1,396,344

Total Net Assets	$73,497,007	$1,605,406,418	$30,269,889

Investments, at Cost	$61,037,334	$1,418,013,680	$24,408,264

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$31.73	$25.75	$28.74
Net Assets	$643,396	$72,196,816	$724,936
Shares of beneficial interest outstanding	20,274	2,803,436	25,224
Institutional Class:
Net Asset Value, offering and redemption price per share	$32.69	$25.78	$28.74
Net Assets	$17,854,814	$598,608,014	$13,681,313
Shares of beneficial interest outstanding	546,259	23,220,773	476,115

See Notes to Financial Statements	37	June 30, 2014

Statement of Assets and Liabilities (Unaudited)

	Forward Real Estate Long/Short Fund (continued)	Forward Select Income Fund (continued)	Forward Select Opportunity Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	$31.78	$25.82	$28.72
Net Assets	$34,825,311	$629,120,845	$14,722,561
Shares of beneficial interest outstanding	1,095,669	24,365,908	512,645
Maximum offering price per share (NAV/0.9425, based on maximum sales	$33.72	$27.40	$30.47
charge of 5.75% of the offering price)
Class B:
Net Asset Value, offering and redemption price per share	$31.62	$25.54	—
Net Assets	$1,451,895	$8,096,034	—
Shares of beneficial interest outstanding	45,923	316,943	—
Class C:
Net Asset Value, offering and redemption price per share	$31.53	$25.30	$28.70
Net Assets	$18,054,932	$273,896,844	$1,141,079
Shares of beneficial interest outstanding	572,643	10,826,137	39,758
Advisor Class:
Net Asset Value, offering and redemption price per share	$32.71	$25.77	—
Net Assets	$666,659	$23,487,865	—
Shares of beneficial interest outstanding	20,379	911,330	—

June 30, 2014	38	See Notes to Financial Statements

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	Forward Global Infrastructure Fund	Forward International Real Estate Fund	Forward Real Estate Fund
Investment Income:
Interest	$462	$95	$995
Dividends	1,345,267	2,646,588	1,769,724
Foreign taxes withheld	(138,437)	(245,493)	—

Total Investment Income	1,207,292	2,401,190	1,770,719

Expenses:
Investment advisory fee	414,958	577,382	392,049
Administration fee	38,166	43,912	28,790
Custodian fee	12,838	19,108	1,360
Legal and audit fees	25,283	26,023	22,756
Transfer agent fee	47,421	52,528	30,331
Trustees’ fees and expenses	6,159	8,322	6,647
Registration/filing fees	36,589	42,883	25,966
Reports to shareholder and printing fees	12,577	12,368	10,120
Distribution and service fees
Investor Class	42,001	39,105	146,671
Institutional Class	9,991	12,175	2,565
Class A	50,027	69,063	14,959
Class B	6,189	—	—
Class C	36,487	65,388	11,015
Advisor Class	240	1,725	—
Chief compliance officer fee	2,875	4,025	3,032
ReFlow fees (Note 2)	5,885	32,075	9,659
Other	8,147	5,978	3,264

Total expenses before waiver	755,833	1,012,060	709,184
Less fees waived/reimbursed by investment advisor (Note 3)	—	(15,032)	—

Total net expenses	755,833	997,028	709,184

Net Investment Income:	451,459	1,404,162	1,061,535

Net realized gain/(loss) on investments	7,730,298	(3,523,988)	2,933,484
Net realized loss on foreign currency	(1,243,817)	(3,534,726)	—
Net change in unrealized appreciation on investments	1,218,882	5,823,594	10,477,486
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	2,132	(754)	—

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Translations	7,707,495	(1,235,874)	13,410,970

Net Increase in Net Assets Resulting from Operations	$8,158,954	$168,288	$14,472,505

See Notes to Financial Statements	39	June 30, 2014

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	Forward Real Estate Long/Short Fund	Forward Select Income Fund	Forward Select Opportunity Fund
Investment Income:
Interest	$11,383	$3,906,570	$66,957
Dividends	1,801,630	50,655,433	471,735
Foreign taxes withheld	(11,564)	—	(14,901)

Total Investment Income	1,801,449	54,562,003	523,791

Expenses:
Interest on short sales	22,266	260,617	—
Interest and commitment fees on loan	102,518	1,345,215	3,193
Dividend expense on short sales	106,687	—	—
Investment advisory fee	348,823	7,603,251	127,789
Administration fee	25,996	377,559	10,217
Custodian fee	2,162	14,735	1,329
Legal and audit fees	24,150	183,107	20,836
Transfer agent fee	35,389	549,976	3,691
Trustees’ fees and expenses	4,747	102,159	1,657
Registration/filing fees	28,631	69,660	17,486
Reports to shareholder and printing fees	6,964	115,628	2,597
Distribution and service fees
Investor Class	1,501	201,810	170
Institutional Class	4,148	138,399	3,031
Class A	72,928	1,287,661	35,129
Class B	7,662	41,909	—
Class C	87,516	1,334,767	2,886
Advisor Class	487	9,260	—
Chief compliance officer fee	2,206	47,526	770
ReFlow fees (Note 2)	5,675	—	—
Other	3,965	56,443	1,142

Total expenses before waiver	894,421	13,739,682	231,923
Less fees waived/reimbursed by investment advisor (Note 3)	—	—	(36,688)

Total net expenses	894,421	13,739,682	195,235

Net Investment Income:	907,028	40,822,321	328,556

Net realized gain on investments	2,047,695	43,698,833	1,349,868
Net realized gain/(loss) on securities sold short	14,852	(6,512,874)	—
Net realized gain on written option contracts	66	—	—
Net realized gain/(loss) on foreign currency	(4,977)	—	18,866
Net change in unrealized appreciation on investments	8,493,823	101,033,366	917,636
Net change in unrealized depreciation on securities sold short	(830,003)	(596,209)	—
Net change in unrealized appreciation on written option contracts	22,668	—	—
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	541	—	46

Net Realized and Unrealized Gain on Investments, Securities Sold Short, Written Option Contracts and Foreign Currency Translations	9,744,665	137,623,116	2,286,416

Net Increase in Net Assets Resulting from Operations	$10,651,693	$178,445,437	$2,614,972

June 30, 2014	40	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Global Infrastructure Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations:
Net investment income	$451,459	$2,391,856
Net realized gain on investments	7,730,298	9,458,278
Net realized gain on written option contracts	—	115,390
Net realized loss on foreign currency transactions	(1,243,817)	(6,397,949)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	1,221,014	2,859,306

Net increase in net assets resulting from operations	8,158,954	8,426,881

Distributions to Shareholders:
From net investment income
Investor Class	(74,080)	(562,592)
Institutional Class	(153,213)	(940,950)
Class A	(60,659)	(191,203)
Class B	(1,553)	(7,069)
Class C	(10,307)	(40,120)
Advisor Class	(1,768)	(13,445)

Total distributions	(301,580)	(1,755,379)

Share Transactions:
Investor Class
Proceeds from sale of shares	24,803,216	60,716,900
Issued to shareholders in reinvestment of distributions	24,514	137,054
Cost of shares redeemed	(12,877,803)	(77,362,295)

Net increase/(decrease) from share transactions	11,949,927	(16,508,341)

Institutional Class
Proceeds from sale of shares	9,186,118	63,846,357
Issued to shareholders in reinvestment of distributions	105,596	782,478
Cost of shares redeemed	(10,451,673)	(118,738,222)

Net decrease from share transactions	(1,159,959)	(54,109,387)

Class A
Proceeds from sale of shares	845,326	2,412,850
Issued to shareholders in reinvestment of distributions	51,226	160,237
Cost of shares redeemed	(2,604,291)	(6,133,413)

Net decrease from share transactions	(1,707,739)	(3,560,326)

Class B
Issued to shareholders in reinvestment of distributions	1,455	6,307
Cost of shares redeemed	(176,452)	(459,900)

Net decrease from share transactions	(174,997)	(453,593)

Class C
Proceeds from sale of shares	87,056	385,911
Issued to shareholders in reinvestment of distributions	9,932	37,220
Cost of shares redeemed	(463,557)	(2,020,220)

Net decrease from share transactions	(366,569)	(1,597,089)

See Notes to Financial Statements	41	June 30, 2014

Statement of Changes in Net Assets

	Forward Global Infrastructure Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Advisor Class
Proceeds from sale of shares	109,443	431,939
Issued to shareholders in reinvestment of distributions	1,768	5,041
Cost of shares redeemed	(76,381)	(3,728,639)

Net increase/(decrease) from share transactions	34,830	(3,291,659)

Net increase/(decrease) in net assets	$16,432,867	$(72,848,893)

Net Assets:
Beginning of period	82,158,298	155,007,191

End of period (including accumulated net investment loss of $(187,757) and $(337,636), respectively)	$98,591,165	$82,158,298

Changes in Shares Outstanding:
Investor Class
Sold	1,051,341	2,805,928
Distributions reinvested	984	6,832
Redeemed	(537,043)	(3,622,182)

Net increase/(decrease) in shares outstanding	515,282	(809,422)

Institutional Class
Sold	388,524	2,967,644
Distributions reinvested	4,206	38,833
Redeemed	(437,174)	(5,604,476)

Net decrease in shares outstanding	(44,444)	(2,597,999)

Class A
Sold	35,329	110,554
Distributions reinvested	2,045	7,944
Redeemed	(108,510)	(280,653)

Net decrease in shares outstanding	(71,136)	(162,155)

Class B
Distributions reinvested	58	313
Redeemed	(7,403)	(21,020)

Net decrease in shares outstanding	(7,345)	(20,707)

Class C
Sold	3,715	17,631
Distributions reinvested	398	1,843
Redeemed	(19,438)	(92,404)

Net decrease in shares outstanding	(15,325)	(72,930)

Advisor Class
Sold	4,656	19,976
Distributions reinvested	70	250
Redeemed	(3,225)	(176,735)

Net increase/(decrease) in shares outstanding	1,501	(156,509)

(a) Prior to May 1, 2013, the Forward Global Infrastructure Fund Advisor Class was known as the Forward Global Infrastructure Fund Class M.

June 30, 2014	42	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward International Real Estate Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations:
Net investment income	$1,404,162	$3,650,655
Net realized gain/(loss) on investments	(3,523,988)	11,016,913
Net realized loss on foreign currency transactions	(3,534,726)	(5,806,040)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	5,822,840	(14,046,709)

Net increase/(decrease) in net assets resulting from operations	168,288	(5,185,181)

Distributions to Shareholders:
From net investment income
Investor Class	(96,785)	(2,327,730)
Institutional Class	(982,932)	(4,627,505)
Class A	(584,182)	(2,175,771)
Class C	(212,720)	(804,027)
Advisor Class	(70,464)	(234,629)

Total distributions	(1,947,083)	(10,169,662)

Share Transactions:
Investor Class
Proceeds from sale of shares	5,435,651	70,381,315
Issued to shareholders in reinvestment of distributions	54,350	729,042
Cost of shares redeemed	(53,511,174)	(30,689,851)

Net increase/(decrease) from share transactions	(48,021,173)	40,420,506

Institutional Class
Proceeds from sale of shares	21,744,560	77,311,276
Issued to shareholders in reinvestment of distributions	226,351	821,054
Cost of shares redeemed	(46,852,636)	(68,098,330)

Net increase/(decrease) from share transactions	(24,881,725)	10,034,000

Class A
Proceeds from sale of shares	696,563	31,820,738
Issued to shareholders in reinvestment of distributions	554,102	2,053,581
Cost of shares redeemed	(4,847,658)	(71,007,092)

Net decrease from share transactions	(3,596,993)	(37,132,773)

Class C
Proceeds from sale of shares	238,866	7,954,419
Issued to shareholders in reinvestment of distributions	201,051	743,825
Cost of shares redeemed	(2,119,502)	(5,299,120)

Net increase/(decrease) from share transactions	(1,679,585)	3,399,124

Advisor Class
Proceeds from sale of shares	2,995,644	11,222,219
Issued to shareholders in reinvestment of distributions	49,692	118,580
Cost of shares redeemed	(1,557,989)	(9,156,171)

Net increase from share transactions	1,487,347	2,184,628

Net increase/(decrease) in net assets	$(78,470,924)	$3,550,642

Net Assets:
Beginning of period	167,467,146	163,916,504

End of period (including accumulated net investment loss of $(2,273,234) and $(1,730,313), respectively)	$88,996,222	$167,467,146

See Notes to Financial Statements	43	June 30, 2014

Statement of Changes in Net Assets

	Forward International Real Estate Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Changes in Shares Outstanding:
Investor Class
Sold	354,421	4,287,215
Distributions reinvested	3,623	46,928
Redeemed	(3,514,521)	(1,746,376)

Net increase/(decrease) in shares outstanding	(3,156,477)	2,587,767

Institutional Class
Sold	1,429,068	4,538,416
Distributions reinvested	15,036	52,865
Redeemed	(3,078,474)	(4,114,895)

Net increase/(decrease) in shares outstanding	(1,634,370)	476,386

Class A
Sold	45,606	1,780,920
Distributions reinvested	36,612	131,673
Redeemed	(318,200)	(4,057,919)

Net decrease in shares outstanding	(235,982)	(2,145,326)

Class C
Sold	15,548	448,960
Distributions reinvested	13,270	47,616
Redeemed	(138,392)	(316,215)

Net increase/(decrease) in shares outstanding	(109,574)	180,361

Advisor Class
Sold	196,636	627,583
Distributions reinvested	3,252	7,639
Redeemed	(102,097)	(524,230)

Net increase in shares outstanding	97,791	110,992

(a) Prior to May 1, 2013, the Forward International Real Estate Fund Advisor Class was known as the Forward International Real Estate Fund Class M.

June 30, 2014	44	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Real Estate Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment income	$1,061,535	$503,557
Net realized gain on investments	2,933,484	3,757,314
Net change in unrealized appreciation/(depreciation) on investments	10,477,486	(4,290,111)

Net increase/(decrease) in net assets resulting from operations	14,472,505	(29,240)

Distributions to Shareholders:
From net investment income
Investor Class	(318,737)	(345,313)
Institutional Class	(64,218)	(99,719)
Class A	(26,639)	(47,527)
Class C	(2,839)	(4,510)
From net realized gains on investments
Investor Class	—	(1,939,092)
Institutional Class	—	(359,807)
Class A	—	(215,959)
Class C	—	(69,706)

Total distributions	(412,433)	(3,081,633)

Share Transactions:
Investor Class
Proceeds from sale of shares	45,003,115	56,263,014
Issued to shareholders in reinvestment of distributions	168,527	2,161,056
Cost of shares redeemed	(46,310,212)	(22,411,182)

Net increase/(decrease) from share transactions	(1,138,570)	36,012,888

Institutional Class
Proceeds from sale of shares	9,597,642	9,655,108
Issued to shareholders in reinvestment of distributions	25,967	310,931
Cost of shares redeemed	(12,083,349)	(4,205,310)

Net increase/(decrease) from share transactions	(2,459,740)	5,760,729

Class A
Proceeds from sale of shares	290,293	548,242
Issued to shareholders in reinvestment of distributions	24,225	245,877
Cost of shares redeemed	(700,423)	(1,343,180)

Net decrease from share transactions	(385,905)	(549,061)

Class C
Proceeds from sale of shares	47,528	258,505
Issued to shareholders in reinvestment of distributions	2,658	69,936
Cost of shares redeemed	(332,572)	(369,990)

Net decrease from share transactions	(282,386)	(41,549)

Net increase in net assets	$9,793,471	$38,072,134

Net Assets:
Beginning of period	77,312,445	39,240,311

End of period (including accumulated net investment income of $687,448 and $38,346, respectively)	$87,105,916	$77,312,445

See Notes to Financial Statements	45	June 30, 2014

Statement of Changes in Net Assets

	Forward Real Estate Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	2,880,354	3,638,678
Distributions reinvested	10,163	146,114
Redeemed	(2,877,917)	(1,473,062)

Net increase in shares outstanding	12,600	2,311,730

Institutional Class
Sold	682,673	685,030
Distributions reinvested	1,769	23,627
Redeemed	(845,352)	(305,298)

Net increase/(decrease) in shares outstanding	(160,910)	403,359

Class A
Sold	17,577	33,792
Distributions reinvested	1,464	16,725
Redeemed	(43,397)	(86,549)

Net decrease in shares outstanding	(24,356)	(36,032)

Class C
Sold	3,024	16,506
Distributions reinvested	156	4,745
Redeemed	(20,211)	(23,672)

Net decrease in shares outstanding	(17,031)	(2,421)

June 30, 2014	46	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Real Estate Long/Short Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations:
Net investment income	$907,028	$599,182
Net realized gain on investments	2,047,695	12,142,291
Net realized gain/(loss) on securities sold short	14,852	(1,213,148)
Net realized gain on written option contracts	66	54,669
Net realized loss on foreign currency transactions	(4,977)	(117,063)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, written option contracts and translation of assets and liabilities in foreign currencies	7,687,029	(9,561,388)

Net increase in net assets resulting from operations	10,651,693	1,904,543

Distributions to Shareholders:
From net investment income
Investor Class	(2,024)	(43,637)
Institutional Class	(90,581)	(280,326)
Class A	(117,312)	(460,367)
Class B	(1,046)	(15,885)
Class C	(15,443)	(165,239)
Advisor Class	(4,172)	(25,595)

Total distributions	(230,578)	(991,049)

Share Transactions:
Investor Class
Proceeds from sale of shares	652,961	5,265,159
Issued to shareholders in reinvestment of distributions	2,024	43,614
Cost of shares redeemed	(862,288)	(6,355,556)

Net decrease from share transactions	(207,303)	(1,046,783)

Institutional Class
Proceeds from sale of shares	6,027,016	10,879,274
Issued to shareholders in reinvestment of distributions	79,515	231,190
Cost of shares redeemed	(5,613,700)	(9,858,030)

Net increase from share transactions	492,831	1,252,434

Class A
Proceeds from sale of shares	2,320,424	2,449,735
Issued to shareholders in reinvestment of distributions	97,135	383,451
Cost of shares redeemed	(3,024,509)	(8,609,365)

Net decrease from share transactions	(606,950)	(5,776,179)

Class B
Proceeds from sale of shares	26,560	—
Issued to shareholders in reinvestment of distributions	1,002	15,072
Cost of shares redeemed	(452,960)	(1,028,905)

Net decrease from share transactions	(425,398)	(1,013,833)

Class C
Proceeds from sale of shares	418,675	985,524
Issued to shareholders in reinvestment of distributions	14,444	151,555
Cost of shares redeemed	(2,111,748)	(3,441,396)

Net decrease from share transactions	(1,678,629)	(2,304,317)

See Notes to Financial Statements	47	June 30, 2014

Statement of Changes in Net Assets

	Forward Real Estate Long/Short Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Advisor Class
Proceeds from sale of shares	297,694	1,421,938
Issued to shareholders in reinvestment of distributions	4,172	25,595
Cost of shares redeemed	(725,835)	(3,158,644)

Net decrease from share transactions	(423,969)	(1,711,111)

Net increase/(decrease) in net assets	$7,571,697	$(9,686,295)

Net Assets:
Beginning of period	65,925,310	75,611,605

End of period (including accumulated net investment income/(loss) of $573,351 and $(103,099), respectively)	$73,497,007	$65,925,310

Changes in Shares Outstanding:
Investor Class
Sold	21,767	182,131
Distributions reinvested	67	1,574
Redeemed	(28,539)	(226,741)

Net decrease in shares outstanding	(6,705)	(43,036)

Institutional Class
Sold	201,514	375,343
Distributions reinvested	2,533	8,072
Redeemed	(188,556)	(340,500)

Net increase in shares outstanding	15,491	42,915

Class A
Sold	75,675	84,974
Distributions reinvested	3,176	13,818
Redeemed	(101,161)	(301,945)

Net decrease in shares outstanding	(22,310)	(203,153)

Class B
Sold	905	—
Distributions reinvested	32	549
Redeemed	(15,429)	(36,210)

Net decrease in shares outstanding	(14,492)	(35,661)

Class C
Sold	13,808	34,029
Distributions reinvested	472	5,540
Redeemed	(71,586)	(121,611)

Net decrease in shares outstanding	(57,306)	(82,042)

Advisor Class
Sold	9,587	46,825
Distributions reinvested	134	888
Redeemed	(22,829)	(104,832)

Net decrease in shares outstanding	(13,108)	(57,119)

(a) Prior to May 1, 2013, the Forward Real Estate Long/Short Fund Advisor Class was known as the Forward Real Estate Long/Short Fund Class M.

June 30, 2014	48	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Select Income Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations:
Net investment income	$40,822,321	$65,067,862
Net realized gain on investments	43,698,833	147,567,587
Net realized gain/(loss) on securities sold short	(6,512,874)	3,659,784
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	100,437,157	(138,281,455)

Net increase in net assets resulting from operations	178,445,437	78,013,778

Distributions to Shareholders:
From net investment income
Investor Class	(2,398,327)	(4,662,600)
Institutional Class	(16,208,492)	(28,328,603)
Class A	(15,189,215)	(29,594,920)
Class B	(196,165)	(420,137)
Class C	(6,386,547)	(12,815,038)
Advisor Class	(560,814)	(658,817)
From net realized gains on investments
Investor Class	—	(3,074,804)
Institutional Class	—	(18,681,620)
Class A	—	(19,516,706)
Class B	—	(277,064)
Class C	—	(8,451,023)
Advisor Class	—	(434,464)

Total distributions	(40,939,560)	(126,915,796)

Share Transactions:
Investor Class
Proceeds from sale of shares	41,846,888	119,208,932
Issued to shareholders in reinvestment of distributions	588,264	2,866,639
Cost of shares redeemed	(78,517,306)	(57,196,475)

Net increase/(decrease) from share transactions	(36,082,154)	64,879,096

Institutional Class
Proceeds from sale of shares	152,311,475	376,783,907
Issued to shareholders in reinvestment of distributions	13,290,584	38,935,651
Cost of shares redeemed	(110,868,701)	(561,150,727)

Net increase/(decrease) from share transactions	54,733,358	(145,431,169)

Class A
Proceeds from sale of shares	97,713,937	161,077,769
Issued to shareholders in reinvestment of distributions	12,617,531	40,654,757
Cost of shares redeemed	(73,341,730)	(400,218,788)

Net increase/(decrease) from share transactions	36,989,738	(198,486,262)

Class B
Proceeds from sale of shares	30	14,767
Issued to shareholders in reinvestment of distributions	147,039	533,333
Cost of shares redeemed	(1,516,155)	(3,472,494)

Net decrease from share transactions	(1,369,086)	(2,924,394)

Class C
Proceeds from sale of shares	10,299,260	26,275,311
Issued to shareholders in reinvestment of distributions	5,478,540	17,594,113
Cost of shares redeemed	(30,496,609)	(78,190,048)

Net decrease from share transactions	(14,718,809)	(34,320,624)

See Notes to Financial Statements	49	June 30, 2014

Statement of Changes in Net Assets

	Forward Select Income Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Advisor Class
Proceeds from sale of shares	8,242,984	7,979,005
Issued to shareholders in reinvestment of distributions	493,017	914,509
Cost of shares redeemed	(2,355,978)	(4,656,807)

Net increase from share transactions	6,380,023	4,236,707

Net increase/(decrease) in net assets	$183,438,947	$(360,948,664)

Net Assets:
Beginning of period	1,421,967,471	1,782,916,135

End of period (including accumulated net investment loss of $(117,239) and $0, respectively)	$1,605,406,418	$1,421,967,471

Changes in Shares Outstanding:
Investor Class
Sold	1,678,504	4,705,786
Distributions reinvested	23,476	119,065
Redeemed	(3,101,784)	(2,324,103)

Net increase/(decrease) in shares outstanding	(1,399,804)	2,500,748

Institutional Class
Sold	6,123,011	14,876,919
Distributions reinvested	528,539	1,592,762
Redeemed	(4,449,057)	(22,298,088)

Net increase/(decrease) in shares outstanding	2,202,493	(5,828,407)

Class A
Sold	3,894,152	6,379,487
Distributions reinvested	500,759	1,663,078
Redeemed	(2,955,941)	(16,006,001)

Net increase/(decrease) in shares outstanding	1,438,970	(7,963,436)

Class B
Sold	1	606
Distributions reinvested	5,912	22,105
Redeemed	(61,550)	(140,267)

Net decrease in shares outstanding	(55,637)	(117,556)

Class C
Sold	420,004	1,071,694
Distributions reinvested	222,154	736,661
Redeemed	(1,254,730)	(3,216,055)

Net decrease in shares outstanding	(612,572)	(1,407,700)

Advisor Class
Sold	327,317	322,743
Distributions reinvested	19,572	37,725
Redeemed	(94,549)	(187,354)

Net increase in shares outstanding	252,340	173,114

(a) Prior to May 1, 2013, the Forward Select Income Fund Advisor Class was known as the Forward Select Income Fund Class M.

June 30, 2014	50	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Select Opportunity Fund
	Six Months Ended June 30, 2014 (Unaudited)(a)(b)	Period Ended December 31, 2013(c)(d)
Operations:
Net investment income	$328,556	$77,566
Net realized gain on investments	1,349,868	241,384
Net realized gain/(loss) on foreign currency transactions	18,866	(1,977)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	917,682	478,662

Net increase in net assets resulting from operations	2,614,972	795,635

Distributions to Shareholders:
From net investment income
Investor Class	(5,540)	—
Institutional Class	(170,239)	(37,905)
Class A	(143,004)	(41,201)
Class C	(9,644)	—
From net realized gains on investments
Institutional Class	—	(48,913)
Class A	—	(53,165)

Total distributions	(328,427)	(181,184)

Share Transactions:
Investor Class
Proceeds from sale of shares	726,948	—
Issued to shareholders in reinvestment of distributions	5,540	—
Cost of shares redeemed	(318)	—

Net increase from share transactions	732,170	—

Institutional Class
Proceeds from sale of shares	5,621,878	10,235,133
Issued to shareholders in reinvestment of distributions	81,836	13,547
Cost of shares redeemed	(2,903,508)	(875,306)

Net increase from share transactions	2,800,206	9,373,374

Class A
Proceeds from sale of shares	7,165,966	17,206,484
Issued to shareholders in reinvestment of distributions	140,615	94,200
Cost of shares redeemed	(8,219,062)	(3,019,244)

Net increase/(decrease) from share transactions	(912,481)	14,281,440

Class C
Proceeds from sale of shares	1,094,019	—
Issued to shareholders in reinvestment of distributions	9,548	—
Cost of shares redeemed	(9,383)	—

Net increase from share transactions	1,094,184	—

Net increase in net assets	$6,000,624	$24,269,265

Net Assets:
Beginning of period	24,269,265	—

End of period (including accumulated net investment loss of $(1,859) and $(1,988))	$30,269,889	$24,269,265

See Notes to Financial Statements	51	June 30, 2014

Statement of Changes in Net Assets

	Forward Select Opportunity Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)(a)(b)	Period Ended December 31, 2013(c)(d)
Changes in Shares Outstanding:
Investor Class
Sold	25,043	—
Distributions reinvested	192	—
Redeemed	(11)	—

Net increase in shares outstanding	25,224	—

Institutional Class
Sold	204,147	408,168
Distributions reinvested	2,891	525
Redeemed	(104,988)	(34,628)

Net increase in shares outstanding	102,050	374,065

Class A
Sold	261,596	672,766
Distributions reinvested	4,961	3,653
Redeemed	(311,289)	(119,042)

Net increase/(decrease) in shares outstanding	(44,732)	557,377

Class C
Sold	39,752	—
Distributions reinvested	337	—
Redeemed	(331)	—

Net increase in shares outstanding	39,758	—

(a) The Forward Select Opportunity Fund began offering Investor Class shares on June 2, 2014.

(b) The Forward Select Opportunity Fund began offering Class C shares on February 18, 2014.

(c) The Forward Select Opportunity Fund commenced operations on August 1, 2013.

(d) Prior to December 23, 2013, the Forward Select Opportunity Fund was known as the Forward Select Income Opportunity Fund.

June 30, 2014	52	See Notes to Financial Statements

Statement of Cash Flows

For the Six Months Ended June 30, 2014 (Unaudited)

	Forward Real Estate Long/Short Fund	Forward Select Income Fund
Cash Flow from Operating Activities:
Net increase in net assets resulting from operations	$10,651,693	$178,445,437
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investment securities	(15,160,738)	(249,922,078)
Proceeds from sale of investment securities	22,752,413	445,205,391
Proceeds from securities sold short transactions	9,847,832	303,309,031
Purchases to cover securities sold short transactions	(2,052,240)	(166,838,114)
Purchase of option contracts	(16,866)	—
Proceeds from sale of option contracts	(20,055)	—
Premiums received from written option transactions	68,578	—
Premiums paid from closing written option transactions	(50,368)	—
Purchase of short-term securities	—	(35,000,000)
Discounts and premiums amortized	33	(61,681)
Net realized gain on investment securities	(2,047,695)	(43,698,833)
Net realized (gain)/loss on securities sold short	(14,852)	6,512,874
Net realized gain on written option contracts	(66)	—
Net realized gain on foreign currency transactions	(4,323)	—
Net change in unrealized appreciation on investments, securities sold short, written option contracts and translation of assets and liabilities in foreign currency transactions	(7,687,029)	(100,437,157)
Changes in assets and liabilities:
Increase in deposit with broker for securities sold short	(7,667,760)	(140,645,819)
Decrease in interest receivable	118,128	2,601,492
Increase in other assets	(11,875)	(74,751)
Decrease in payable to custodian	(4,599)	—
Increase in payable for short sale dividends	9,600	—
Decrease in interest payable on loan	(13,319)	(136,394)
Increase in payable to advisor	2,392	101,354
Increase in payable for distribution and service fees	364	11,292
Increase in payable to trustees	1,618	34,162
Decrease in payable for chief compliance officer fee	(2)	(304)
Decrease in payable for legal and audit fees	(6,114)	(51,850)
Decrease in payable to Reflow (Note 2)	(3,774)	—
Decrease in accrued expenses and other liabilities	(3,418)	(51,637)

Net cash provided by operating activities	8,687,558	199,302,415

Cash Flows from Financing Activities:
Cash used by loan	(1,917,635)	(225,079,748)
Proceeds from sale of shares	9,723,792	310,740,163
Cost of shares redeemed	(14,774,842)	(300,846,056)
Cash distributions paid	(32,286)	(8,324,585)

Net cash used in financing activities	(7,000,971)	(223,510,226)

Effect of Exchange Rates on Cash	541	—
Net Change in Cash & Foreign Rates On Cash & Foreign Currency	1,687,128	(24,207,811)

Cash & Foreign Currency, Beginning of Period	11,157	35,506,510

Cash & Foreign Currency, End of Period	$1,698,285	$11,298,699

Non-cash financing activities not included herein consist of reinvestment of distributions of $198,292 and $32,614,975, respectively.

Cash paid for interest on loan during the period was $115,837 and $1,742,226, respectively.

See Notes to Financial Statements	53	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$23.17		$21.02	$18.68	$22.54
Income/(Loss) from Operations:
Net investment income(b)	0.11		0.35	0.04	0.23
Net realized and unrealized gain/(loss) on investments	1.91		2.00	2.62	(3.75)

Total from Investment Operations	2.02		2.35	2.66	(3.52)

Less Distributions:
From investment income	(0.07)		(0.20)	(0.32)	(0.34)

Total Distributions	(0.07)		(0.20)	(0.32)	(0.34)

Net Increase/(Decrease) in Net Asset Value	1.95		2.15	2.34	(3.86)

Net Asset Value, End of Period	$25.12		$23.17	$21.02	$18.68

Total Return	8.74	%(c)	11.31%	14.48%	(15.74	)%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$25,103		$11,217	$27,193	$21
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	0.91	%(d)	1.62%	0.18%	1.83	%(d)
Operating expenses including reimbursement/waiver	n/a		n/a	n/a	1.72	%(d)(e)
Operating expenses excluding reimbursement/waiver	1.72	%(d)	1.67%	1.66%	1.73	%(d)
Portfolio Turnover Rate	74	%(c)	101%	74%	88	%(f)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

June 30, 2014	54	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Institutional Class(a)
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$23.32		$21.10	$18.72	$20.27		$19.39	$15.37
Income/(Loss) from Operations:
Net investment income	0.15	(c)	0.40 (c)	0.32 (c)	0.43	(c)	0.44	0.45
Net realized and unrealized gain/(loss) on investments	1.92		2.04	2.42	(1.60)		1.11	4.08

Total from Investment Operations	2.07		2.44	2.74	(1.17)		1.55	4.53

Less Distributions:
From investment income	(0.09)		(0.22)	(0.36)	(0.38)		(0.67)	(0.51)

Total Distributions	(0.09)		(0.22)	(0.36)	(0.38)		(0.67)	(0.51)

Redemption Fees Added to Paid in Capital	—		—	—	—		—	0.00 (d)

Net Increase/(Decrease) in Net Asset Value	1.98		2.22	2.38	(1.55)		0.88	4.02

Net Asset Value, End of Period	$25.30		$23.32	$21.10	$18.72		$20.27	$19.39

Total Return	8.89	%(e)	11.69%	14.95%	(5.92)%		8.50%	29.84%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$41,577		$39,347	$90,441	$72,691		$37,217	$67,523
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.24	%(f)	1.86%	1.61%	2.12%		2.13%	2.63%
Operating expenses including reimbursement/waiver	n/a		n/a	n/a	1.29	%(g)	1.25%	1.24%
Operating expenses excluding reimbursement/waiver	1.37	%(f)	1.30%	1.23%	1.29%		1.26%	1.32%
Portfolio Turnover Rate	74	%(e)	101%	74%	88%		85%	61%

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Effective July 1, 2011, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	55	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$23.29		$21.12	$18.72	$20.28		$19.38	$15.35
Income/(Loss) from Operations:
Net investment income	0.10	(b)	0.24 (b)	0.26 (b)	0.36	(b)	0.40	0.40
Net realized and unrealized gain/(loss) on investments	1.93		2.11	2.43	(1.60)		1.12	4.08

Total from Investment Operations	2.03		2.35	2.69	(1.24)		1.52	4.48

Less Distributions:
From investment income	(0.07)		(0.18)	(0.29)	(0.32)		(0.62)	(0.45)

Total Distributions	(0.07)		(0.18)	(0.29)	(0.32)		(0.62)	(0.45)

Redemption Fees Added to Paid in Capital	—		—	—	—		—	0.00 (c)

Net Increase/(Decrease) in Net Asset Value	1.96		2.17	2.40	(1.56)		0.90	4.03

Net Asset Value, End of Period	$25.25		$23.29	$21.12	$18.72		$20.28	$19.38

Total Return(d)	8.71	%(e)	11.26%	14.57%	(6.24)%		8.29%	29.53%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$22,623		$22,524	$23,848	$27,248		$50,631	$73,490
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	0.84	%(f)	1.10%	1.31%	1.75%		1.85%	2.42%
Operating expenses including reimbursement/waiver	n/a		n/a	n/a	1.52	%(g)	1.50%	1.49%
Operating expenses excluding reimbursement/waiver	1.78	%(f)	1.74%	1.58%	1.52%		1.51%	1.57%
Portfolio Turnover Rate	74	%(e)	101%	74%	88%		85%	61%

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective July 1, 2011, the Advisor agreed not to limit expenses.

June 30, 2014	56	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$23.21		$21.10	$18.73	$20.28		$19.36	$15.30
Income/(Loss) from Operations:
Net investment income	0.03	(b)	0.11 (b)	0.13 (b)	0.20	(b)	0.26	0.27
Net realized and unrealized gain/(loss) on investments	1.92		2.11	2.42	(1.59)		1.13	4.05

Total from Investment Operations	1.95		2.22	2.55	(1.39)		1.39	4.32

Less Distributions:
From investment income	(0.03)		(0.11)	(0.18)	(0.16)		(0.47)	(0.26)

Total Distributions	(0.03)		(0.11)	(0.18)	(0.16)		(0.47)	(0.26)

Redemption Fees Added to Paid in Capital	—		—	—	—		—	0.00 (c)

Net Increase/(Decrease) in Net Asset Value	1.92		2.11	2.37	(1.55)		0.92	4.06

Net Asset Value, End of Period	$25.13		$23.21	$21.10	$18.73		$20.28	$19.36

Total Return(d)	8.41	%(e)	10.61%	13.78%	(6.93)%		7.50%	28.52%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,210		$1,288	$1,608	$2,203		$3,184	$4,140
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	0.26	%(f)	0.50%	0.65%	0.98%		1.17%	1.66%
Operating expenses including reimbursement/waiver	n/a		n/a	n/a	2.27	%(g)	2.25%	2.24%
Operating expenses excluding reimbursement/waiver	2.33	%(f)	2.32%	2.23%	2.28%		2.26%	2.32%
Portfolio Turnover Rate	74	%(e)	101%	74%	88%		85%	61%

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective July 1, 2011, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	57	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$23.25		$21.14	$18.77	$20.32		$19.40	$15.32
Income/(Loss) from Operations:
Net investment income	0.03	(b)	0.11 (b)	0.13 (b)	0.20	(b)	0.26	0.28
Net realized and unrealized gain/(loss) on investments	1.92		2.11	2.43	(1.58)		1.13	4.05

Total from Investment Operations	1.95		2.22	2.56	(1.38)		1.39	4.33

Less Distributions:
From investment income	(0.03)		(0.11)	(0.19)	(0.17)		(0.47)	(0.25)

Total Distributions	(0.03)		(0.11)	(0.19)	(0.17)		(0.47)	(0.25)

Redemption Fees Added to Paid in Capital	—		—	—	—		—	0.00 (c)

Net Increase/(Decrease) in Net Asset Value	1.92		2.11	2.37	(1.55)		0.92	4.08

Net Asset Value, End of Period	$25.17		$23.25	$21.14	$18.77		$20.32	$19.40

Total Return(d)	8.41	%(e)	10.60%	13.78%	(6.90)%		7.51%	28.54%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$7,571		$7,350	$8,223	$8,397		$11,697	$15,035
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	0.29	%(f)	0.51%	0.63%	0.99%		1.14%	1.66%
Operating expenses including reimbursement/waiver	n/a		n/a	n/a	2.28	%(g)	2.25%	2.24%
Operating expenses excluding reimbursement/waiver	2.33	%(f)	2.32%	2.23%	2.28%		2.26%	2.32%
Portfolio Turnover Rate	74	%(e)	101%	74%	88%		85%	61%

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective July 1, 2011, the Advisor agreed not to limit expenses.

June 30, 2014	58	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Advisor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)	Year Ended December 31, 2012	Year Ended December 31, 2011		Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$23.30		$21.10	$18.72	$20.27		$18.70
Income/(Loss) from Operations:
Net investment income	0.14	(c)	0.44 (c)	0.29 (c)	0.41	(c)	0.33
Net realized and unrealized gain/(loss) on investments	1.93		1.98	2.45	(1.58)		1.91

Total from Investment Operations	2.07		2.42	2.74	(1.17)		2.24

Less Distributions:
From investment income	(0.09)		(0.22)	(0.36)	(0.38)		(0.67)

Total Distributions	(0.09)		(0.22)	(0.36)	(0.38)		(0.67)

Net Increase/(Decrease) in Net Asset Value	1.98		2.20	2.38	(1.55)		1.57

Net Asset Value, End of Period	$25.28		$23.30	$21.10	$18.72		$20.27

Total Return	8.89	%(d)	11.63%	14.89%	(5.92)%		12.49	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$507		$432	$3,694	$223		$168
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.20	%(e)	2.00%	1.45%	2.03%		2.60	%(e)
Operating expenses including reimbursement/waiver	n/a		n/a	n/a	1.28	%(f)	1.24	%(e)
Operating expenses excluding reimbursement/waiver	1.43	%(e)	1.29%	1.24%	1.29%		1.26	%(e)
Portfolio Turnover Rate	74	%(d)	101%	74%	88%		85	%(g)

(a) Prior to May 1, 2013, the Forward Global Infrastructure Fund Advisor Class was known as the Forward Global Infrastructure Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	59	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$15.65		$17.26	$12.17	$17.58
Income/(Loss) from Operations:
Net investment income(b)	0.07		0.38	0.46	0.17
Net realized and unrealized gain/(loss) on investments	0.29		(1.01)	6.03	(4.05)

Total from Investment Operations	0.36		(0.63)	6.49	(3.88)

Less Distributions:
From investment income	(0.24)		(0.98)	(1.40)	(1.53)

Total Distributions	(0.24)		(0.98)	(1.40)	(1.53)

Net Increase/(Decrease) in Net Asset Value	0.12		(1.61)	5.09	(5.41)

Net Asset Value, End of Period	$15.77		$15.65	$17.26	$12.17

Total Return	2.34	%(c)	(3.51)%	54.05%	(22.31	)%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,019		$51,393	$12,027	$30
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	0.95	%(d)	2.30%	2.76%	1.81	%(d)
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.77	%(d)(e)	1.75%	1.80%	1.80	%(d)
Operating expenses excluding reimbursement/waiver	1.77	%(d)	1.75%	1.84%	2.34	%(d)
Portfolio Turnover Rate	88	%(c)	202%	209%	309	%(f)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2014, the Advisor agreed not to limit expenses.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

June 30, 2014	60	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Institutional Class(a)
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$15.61		$17.24		$12.13	$15.97	$15.51	$12.89
Income/(Loss) from Operations:
Net investment income	0.21	(c)	0.43	(c)	0.47 (c)	0.39 (c)	0.64	0.47
Net realized and unrealized gain/(loss) on investments	0.18		(1.02)		6.07	(2.66)	1.96	4.18

Total from Investment Operations	0.39		(0.59)		6.54	(2.27)	2.60	4.65

Less Distributions:
From investment income	(0.33)		(1.04)		(1.43)	(1.57)	(2.14)	(2.03)

Total Distributions	(0.33)		(1.04)		(1.43)	(1.57)	(2.14)	(2.03)

Redemption Fees Added to Paid in Capital	—		—		—	—	—	0.00 (d)

Net Increase/(Decrease) in Net Asset Value	0.06		(1.63)		5.11	(3.84)	0.46	2.62

Net Asset Value, End of Period	$15.67		$15.61		$17.24	$12.13	$15.97	$15.51

Total Return	2.57	%(e)	(3.31)%		54.75%	(14.56)%	18.46%	36.49%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$39,108		$64,484		$62,978	$4,260	$3,187	$3,532
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.81	%(f)	2.52%		2.81%	2.59%	2.90%	2.24%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.46	%(f)(g)	1.40	%(h)	1.40%	1.40%	1.40%	1.40%
Operating expenses excluding reimbursement/waiver	1.49	%(f)	1.40%		1.43%	1.78%	1.76%	1.70%
Portfolio Turnover Rate	88	%(e)	202%		209%	309%	285%	143%

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2014, the Advisor agreed not to limit expenses.

(h) Effective May 1, 2013, the net expense limitation changed from 1.40% to 1.45%.

See Notes to Financial Statements	61	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$15.68		$17.28		$12.17		$16.04	$15.54	$12.89
Income/(Loss) from Operations:
Net investment income	0.21	(b)	0.31	(b)	0.41	(b)	0.34 (b)	0.07	0.31
Net realized and unrealized gain/(loss) on investments	0.15		(0.97)		6.09		(2.67)	2.52	4.29

Total from Investment Operations	0.36		(0.66)		6.50		(2.33)	2.59	4.60

Less Distributions:
From investment income	(0.30)		(0.94)		(1.39)		(1.54)	(2.09)	(1.95)

Total Distributions	(0.30)		(0.94)		(1.39)		(1.54)	(2.09)	(1.95)

Redemption Fees Added to Paid in Capital	—		—		—		—	—	0.00 (c)

Net Increase/(Decrease) in Net Asset Value	0.06		(1.60)		5.11		(3.87)	0.50	2.65

Net Asset Value, End of Period	$15.74		$15.68		$17.28		$12.17	$16.04	$15.54

Total Return(d)	2.36	%(e)	(3.71)%		54.06%		(14.80)%	18.33%	36.10%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$30,323		$33,913		$74,449		$20,594	$29,007	$38,132
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.72	%(f)	1.80%		2.51%		2.23%	2.57%	1.86%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.86	%(f)(g)	1.80	%(h)	1.77	%(i)	1.65%	1.65%	1.65%
Operating expenses excluding reimbursement/waiver	1.89	%(f)	1.80%		1.83%		1.99%	2.01%	1.92%
Portfolio Turnover Rate	88	%(e)	202%		209%		309%	285%	143%

(a) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2014, the Advisor agreed not to limit expenses.

(h) Effective May 1, 2013, the net expense limitation changed from 1.80% to 1.85%.

(i) Effective May 1, 2012, the net expense limitation changed from 1.65% to 1.80%.

June 30, 2014	62	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$15.71		$17.33	$12.20	$16.06	$15.56	$12.87
Income/(Loss) from Operations:
Net investment income	0.16	(b)	0.27 (b)	0.29 (b)	0.22 (b)	0.32	0.24
Net realized and unrealized gain/(loss) on investments	0.15		(1.02)	6.12	(2.67)	2.15	4.23

Total from Investment Operations	0.31		(0.75)	6.41	(2.45)	2.47	4.47

Less Distributions:
From investment income	(0.25)		(0.87)	(1.28)	(1.41)	(1.97)	(1.78)

Total Distributions	(0.25)		(0.87)	(1.28)	(1.41)	(1.97)	(1.78)

Redemption Fees Added to Paid in Capital	—		—	—	—	—	0.00 (c)

Net Increase/(Decrease) in Net Asset Value	0.06		(1.62)	5.13	(3.86)	0.50	2.69

Net Asset Value, End of Period	$15.77		$15.71	$17.33	$12.20	$16.06	$15.56

Total Return(d)	2.08	%(e)	(4.23)%	53.13%	(15.42)%	17.40%	35.06%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$12,747		$14,421	$12,780	$7,916	$11,489	$11,852
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.16	%(f)	1.60%	1.81%	1.45%	1.87%	1.08%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.41	%(f)(g)	2.39%	2.40%	2.40%	2.40%	2.40%
Operating expenses excluding reimbursement/waiver	2.44	%(f)	2.39%	2.48%	2.74%	2.76%	2.67%
Portfolio Turnover Rate	88	%(e)	202%	209%	309%	285%	143%

(a) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2014, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	63	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Advisor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)		Year Ended December 31, 2012	Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$15.60		$17.22		$12.12	$17.52
Income/(Loss) from Operations:
Net investment income(c)	0.29		0.41		0.25	0.32
Net realized and unrealized gain/(loss) on investments	0.09		(1.00)		6.29	(4.15)

Total from Investment Operations	0.38		(0.59)		6.54	(3.83)

Less Distributions:
From investment income	(0.32)		(1.03)		(1.44)	(1.57)

Total Distributions	(0.32)		(1.03)		(1.44)	(1.57)

Net Increase/(Decrease) in Net Asset Value	0.06		(1.62)		5.10	(5.40)

Net Asset Value, End of Period	$15.66		$15.60		$17.22	$12.12

Total Return	2.56	%(d)	(3.29)%		54.68%	(22.10	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,800		$3,256		$1,682	$8
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	3.90	%(e)	2.42%		1.46%	3.32	%(e)
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.51	%(e)(f)	1.41	%(g)	1.38%	1.40	%(e)
Operating expenses excluding reimbursement/waiver	1.55	%(e)	1.41%		1.45%	1.91	%(e)
Portfolio Turnover Rate	88	%(d)	202%		209%	309	%(h)

(a) Prior to May 1, 2013, the Forward International Real Estate Fund Advisor Class was known as the Forward International Real Estate Fund Class M.

(b) The Fund began offering Advisor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2014, the Advisor agreed not to limit expenses.

(g) Effective May 1, 2013, the net expense limitation changed from 1.40% to 1.50%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

June 30, 2014	64	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$14.73		$14.97	$12.71	$12.33		$10.03	$8.35
Income/(Loss) from Operations:
Net investment income	0.18	(b)	0.15 (b)	0.11 (b)	0.10	(b)	0.17	0.21
Net realized and unrealized gain on investments	2.31		0.22	2.26	0.37		2.36	1.63

Total from Investment Operations	2.49		0.37	2.37	0.47		2.53	1.84

Less Distributions:
From investment income	(0.07)		(0.11)	(0.11)	(0.09)		(0.23)	(0.16)
From capital gains	—		(0.50)	—	—		—	—

Total Distributions	(0.07)		(0.61)	(0.11)	(0.09)		(0.23)	(0.16)

Net Increase/(Decrease) in Net Asset Value	2.42		(0.24)	2.26	0.38		2.30	1.68

Net Asset Value, End of Period	$17.15		$14.73	$14.97	$12.71		$12.33	$10.03

Total Return	16.92	%(c)	2.47%	18.69%	3.84%		25.40%	22.44%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$69,189		$59,219	$25,602	$24,126		$25,733	$22,199
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	2.31	%(d)	0.99%	0.78%	0.78%		1.48%	2.44%
Operating expenses including reimbursement/waiver	n/a		n/a	n/a	1.65	%(e)	1.60%	1.69	%(f)
Operating expenses excluding reimbursement/waiver	1.56	%(d)	1.63%	1.67%	1.68%		1.87%	1.74%
Portfolio Turnover Rate	47	%(c)	58%	33%	36%		66%	64%

(a) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(f) Effective May 1, 2009, the Advisor agreed to limit expenses at 1.60%.

See Notes to Financial Statements	65	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$13.06		$13.35	$11.34	$11.01		$8.98	$8.13
Income/(Loss) from Operations:
Net investment income	0.18	(b)	0.18 (b)	0.17 (b)	0.14	(b)	0.08	0.23	(b)
Net realized and unrealized gain on investments	2.06		0.20	2.01	0.33		2.22	1.39

Total from Investment Operations	2.24		0.38	2.18	0.47		2.30	1.62

Less Distributions:
From investment income	(0.10)		(0.17)	(0.17)	(0.14)		(0.27)	(0.77)
From capital gains	—		(0.50)	—	—		—	—

Total Distributions	(0.10)		(0.67)	(0.17)	(0.14)		(0.27)	(0.77)

Net Increase/(Decrease) in Net Asset Value	2.14		(0.29)	2.01	0.33		2.03	0.85

Net Asset Value, End of Period	$15.20		$13.06	$13.35	$11.34		$11.01	$8.98

Total Return	17.14	%(c)	2.81%	19.28%	4.25%		25.91%	21.62%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$8,760		$9,625	$4,454	$764		$680	$583
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	2.53	%(d)	1.30%	1.30%	1.23%		1.86%	3.29%
Operating expenses including reimbursement/waiver	n/a		n/a	n/a	1.25	%(e)	1.20%	1.43	%(f)
Operating expenses excluding reimbursement/waiver	1.20	%(d)	1.28%	1.25%	1.28%		1.47%	1.50%
Portfolio Turnover Rate	47	%(c)	58%	33%	36%		66%	64%

(a) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(f) Effective May 1, 2009, the Advisor agreed to limit expenses at 1.20%.

June 30, 2014	66	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Period Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$14.61		$14.85	$12.60	$12.22		$9.95	$7.48
Income/(Loss) from Operations:
Net investment income	0.16	(b)	0.11 (b)	0.12 (b)	0.12	(b)	0.15	0.06
Net realized and unrealized gain on investments	2.30		0.26	2.25	0.37		2.37	2.60

Total from Investment Operations	2.46		0.37	2.37	0.49		2.52	2.66

Less Distributions:
From investment income	(0.06)		(0.11)	(0.12)	(0.11)		(0.25)	(0.19)
From capital gains	—		(0.50)	—	—		—	—

Total Distributions	(0.06)		(0.61)	(0.12)	(0.11)		(0.25)	(0.19)

Net Increase/(Decrease) in Net Asset Value	2.40		(0.24)	2.25	0.38		2.27	2.47

Net Asset Value, End of Period	$17.01		$14.61	$14.85	$12.60		$12.22	$9.95

Total Return(c)	16.88	%(d)	2.44%	18.83%	4.01%		25.49%	35.84	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,984		$6,351	$6,994	$7,159		$8,571	$9,039
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	2.09	%(e)	0.69%	0.82%	0.92%		1.62%	1.39	%(e)
Operating expenses including reimbursement/waiver	n/a		n/a	n/a	1.50	%(f)	1.45%	1.45	%(e)
Operating expenses excluding reimbursement/waiver	1.62	%(e)	1.66%	1.62%	1.53%		1.71%	1.48	%(e)
Portfolio Turnover Rate	47	%(d)	58%	33%	36%		66%	64	%(g)

(a) The Fund began offering Class A shares on June 12, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	67	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Period Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$14.73		$14.99	$12.72	$12.35		$10.04	$7.48
Income/(Loss) from Operations:
Net investment income	0.12	(b)	0.02 (b)	0.02 (b)	0.02	(b)	0.10	0.03
Net realized and unrealized gain on investments	2.33		0.25	2.27	0.38		2.37	2.59

Total from Investment Operations	2.45		0.27	2.29	0.40		2.47	2.62

Less Distributions:
From investment income	(0.02)		(0.03)	(0.02)	(0.03)		(0.16)	(0.06)
From capital gains	—		(0.50)	—	—		—	—

Total Distributions	(0.02)		(0.53)	(0.02)	(0.03)		(0.16)	(0.06)

Net Increase/(Decrease) in Net Asset Value	2.43		(0.26)	2.27	0.37		2.31	2.56

Net Asset Value, End of Period	$17.16		$14.73	$14.99	$12.72		$12.35	$10.04

Total Return(c)	16.65	%(d)	1.79%	18.04%	3.21%		24.71%	35.18	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,173		$2,117	$2,190	$2,178		$2,656	$2,893
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.49	%(e)	0.13%	0.17%	0.17%		0.88%	0.65	%(e)
Operating expenses including reimbursement/waiver	n/a		n/a	n/a	2.25	%(f)	2.20%	2.20	%(e)
Operating expenses excluding reimbursement/waiver	2.16	%(e)	2.23%	2.27%	2.28%		2.46%	2.23	%(e)
Portfolio Turnover Rate	47	%(d)	58%	33%	36%		66%	64	%(g)

(a) The Fund began offering Class C shares on June 12, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

June 30, 2014	68	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$27.29		$27.05	$22.48	$24.62
Income/(Loss) from Operations:
Net investment income(b)	0.37		0.24	0.32	0.31
Net realized and unrealized gain/(loss) on investments	4.17		0.40	4.82	(2.06)

Total from Investment Operations	4.54		0.64	5.14	(1.75)

Less Distributions:
From investment income	(0.10)		(0.40)	(0.57)	(0.39)

Total Distributions	(0.10)		(0.40)	(0.57)	(0.39)

Net Increase/(Decrease) in Net Asset Value	4.44		0.24	4.57	(2.14)

Net Asset Value, End of Period	$31.73		$27.29	$27.05	$22.48

Total Return	16.69	%(c)	2.37%	22.98%	(7.09	)%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$643		$736	$1,894	$92
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	3.14	%(d)	1.47%	1.91%	2.51	%(d)
Operating expenses	1.76	%(d)	1.79%	1.73%	1.98	%(d)
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.48	%(d)	0.83%	1.24%	2.08	%(d)
Operating expenses	2.42	%(d)	2.44%	2.40%	2.42	%(d)
Portfolio Turnover Rate	19	%(c)	63%	53%	78	%(e)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	69	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Institutional Class(a)
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(b)	Year Ended December 31, 2010	Year Ended December 31, 2009(c)
Net Asset Value, Beginning of Period	$28.12		$27.87	$23.10	$23.42	$18.43	$13.35
Income/(Loss) from Operations:
Net investment income	0.47	(d)	0.38 (d)	0.31 (d)	0.52 (d)	0.90	0.81
Net realized and unrealized gain/(loss) on investments	4.26		0.39	5.10	(0.27)	5.23	5.27

Total from Investment Operations	4.73		0.77	5.41	0.25	6.13	6.08

Less Distributions:
From investment income	(0.16)		(0.52)	(0.64)	(0.57)	(1.14)	(1.00)

Total Distributions	(0.16)		(0.52)	(0.64)	(0.57)	(1.14)	(1.00)

Redemption Fees Added to Paid in Capital	—		—	—	—	—	0.00 (e)

Net Increase/(Decrease) in Net Asset Value	4.57		0.25	4.77	(0.32)	4.99	5.08

Net Asset Value, End of Period	$32.69		$28.12	$27.87	$23.10	$23.42	$18.43

Total Return	16.86	%(f)	2.73%	23.54%	1.10%	33.67%	48.57%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$17,855		$14,926	$13,598	$8,692	$3,287	$1,502
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	3.73	%(g)	1.93%	1.85%	2.71%	4.58%	7.14%
Operating expenses	1.45	%(g)	1.42%	1.37%	1.46%	1.34%	0.84%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	3.07	%(g)	1.29%	1.18%	2.27%	4.33%	7.14%
Operating expenses	2.11	%(g)	2.07%	2.03%	1.90%	1.59%	0.84%
Portfolio Turnover Rate	19	%(f)	63%	53%	78%	95%	291%

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(c) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) Not Annualized.

(g) Annualized.

June 30, 2014	70	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010	Year Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$27.35		$27.12	$22.50	$22.83	$17.99	$13.02
Income/(Loss) from Operations:
Net investment income	0.39	(c)	0.23 (c)	0.19 (c)	0.35 (c)	0.77	1.36
Net realized and unrealized gain/(loss) on investments	4.15		0.40	4.98	(0.17)	5.16	4.52

Total from Investment Operations	4.54		0.63	5.17	0.18	5.93	5.88

Less Distributions:
From investment income	(0.11)		(0.40)	(0.55)	(0.51)	(1.09)	(0.91)

Total Distributions	(0.11)		(0.40)	(0.55)	(0.51)	(1.09)	(0.91)

Redemption Fees Added to Paid in Capital	—		—	—	—	—	0.00 (d)

Net Increase/(Decrease) in Net Asset Value	4.43		0.23	4.62	(0.33)	4.84	4.97

Net Asset Value, End of Period	$31.78		$27.35	$27.12	$22.50	$22.83	$17.99

Total Return(e)	16.64	%(f)	2.30%	23.07%	0.82%	33.34%	48.18%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$34,825		$30,582	$35,831	$33,601	$48,211	$36,323
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	3.32	%(g)	1.47%	1.40%	1.97%	4.11%	6.58%
Operating expenses	1.85	%(g)	1.82%	1.72%	1.67%	1.60%	0.84%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.65	%(g)	0.82%	0.74%	1.53%	3.86%	6.58%
Operating expenses	2.52	%(g)	2.46%	2.39%	2.11%	1.85%	0.84%
Portfolio Turnover Rate	19	%(f)	63%	53%	78%	95%	291%

(a) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(b) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

See Notes to Financial Statements	71	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011(a)	Year Ended December 31, 2010	Year Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$27.20		$26.98	$22.37		$22.70	$17.89	$12.83
Income/(Loss) from Operations:
Net investment income/(loss)	0.31	(c)	0.06 (c)	(0.00	)(c)(d)	0.17 (c)	0.14	0.37
Net realized and unrealized gain/(loss) on investments	4.13		0.41	4.98		(0.17)	5.59	5.33

Total from Investment Operations	4.44		0.47	4.98		0.00	5.73	5.70

Less Distributions:
From investment income	(0.02)		(0.25)	(0.37)		(0.33)	(0.92)	(0.64)

Total Distributions	(0.02)		(0.25)	(0.37)		(0.33)	(0.92)	(0.64)

Redemption Fees Added to Paid in Capital	—		—	—		—	—	0.00 (d)

Net Increase/(Decrease) in Net Asset Value	4.42		0.22	4.61		(0.33)	4.81	5.06

Net Asset Value, End of Period	$31.62		$27.20	$26.98		$22.37	$22.70	$17.89

Total Return(e)	16.33	%(f)	1.71%	22.31%		0.06%	32.34%	47.02%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,452		$1,643	$2,593		$4,384	$7,755	$8,729
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	2.74	%(g)	0.85%	0.65%		1.20%	3.04%	5.78%
Operating expenses	2.40	%(g)	2.38%	2.38%		2.42%	2.36%	1.62%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income/(loss)	2.07	%(g)	0.20%	(0.02)%		0.76%	2.80%	5.78%
Operating expenses	3.07	%(g)	3.03%	3.05%		2.86%	2.60%	1.62%
Portfolio Turnover Rate	19	%(f)	63%	53%		78%	95%	291%

(a) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(b) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

June 30, 2014	72	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010	Year Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$27.14		$26.93	$22.34	$22.67	$17.87	$12.84
Income/(Loss) from Operations:
Net investment income	0.31	(c)	0.08 (c)	0.02 (c)	0.19 (c)	0.47	0.53
Net realized and unrealized gain/(loss) on investments	4.11		0.39	4.95	(0.18)	5.26	5.16

Total from Investment Operations	4.42		0.47	4.97	0.01	5.73	5.69

Less Distributions:
From investment income	(0.03)		(0.26)	(0.38)	(0.34)	(0.93)	(0.66)

Total Distributions	(0.03)		(0.26)	(0.38)	(0.34)	(0.93)	(0.66)

Redemption Fees Added to Paid in Capital	—		—	—	—	—	0.00 (d)

Net Increase/(Decrease) in Net Asset Value	4.39		0.21	4.59	(0.33)	4.80	5.03

Net Asset Value, End of Period	$31.53		$27.14	$26.93	$22.34	$22.67	$17.87

Total Return(e)	16.28	%(f)	1.73%	22.30%	0.04%	32.35%	47.03%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$18,055		$17,095	$19,171	$19,272	$25,152	$23,191
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	2.76	%(g)	0.92%	0.74%	1.27%	3.16%	5.77%
Operating expenses	2.40	%(g)	2.38%	2.38%	2.43%	2.36%	1.65%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.09	%(g)	0.27%	0.07%	0.83%	2.92%	5.77%
Operating expenses	3.07	%(g)	3.03%	3.04%	2.87%	2.60%	1.65%
Portfolio Turnover Rate	19	%(f)	63%	53%	78%	95%	291%

(a) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(b) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

See Notes to Financial Statements	73	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Advisor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)	Year Ended December 31, 2012	Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$28.14		$27.88	$23.10	$25.26
Income/(Loss) from Operations:
Net investment income(c)	0.44		0.26	0.40	0.36
Net realized and unrealized gain/(loss) on investments	4.28		0.50	5.02	(2.09)

Total from Investment Operations	4.72		0.76	5.42	(1.73)

Less Distributions:
From investment income	(0.15)		(0.50)	(0.64)	(0.43)

Total Distributions	(0.15)		(0.50)	(0.64)	(0.43)

Net Increase/(Decrease) in Net Asset Value	4.57		0.26	4.78	(2.16)

Net Asset Value, End of Period	$32.71		$28.14	$27.88	$23.10

Total Return	16.81	%(d)	2.71%	23.59%	(6.81	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$667		$942	$2,526	$9
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	3.53	%(e)	1.53%	2.14%	2.78	%(e)
Operating expenses	1.50	%(e)	1.42%	1.33%	1.50	%(e)
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.87	%(e)	0.89%	1.47%	2.34	%(e)
Operating expenses	2.16	%(e)	2.07%	1.99%	1.94	%(e)
Portfolio Turnover Rate	19	%(d)	63%	53%	78	%(f)

(a) Prior to May 1, 2013, the Forward Real Estate Long/Short Fund Advisor Class was known as the Forward Real Estate Long/Short Fund Class M.

(b) The Fund began offering Advisor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

June 30, 2014	74	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$23.50		$24.38	$22.01	$21.75
Income/(Loss) from Operations:
Net investment income(b)	0.63		1.01	1.18	0.38
Net realized and unrealized gain on investments	2.27		0.05	2.95	0.33

Total from Investment Operations	2.90		1.06	4.13	0.71

Less Distributions:
From investment income	(0.65)		(1.11)	(1.59)	(0.45)
From capital gains	—		(0.83)	—	—
From return of capital	—		—	(0.17)	—

Total Distributions	(0.65)		(1.94)	(1.76)	(0.45)

Net Increase/(Decrease) in Net Asset Value	2.25		(0.88)	2.37	0.26

Net Asset Value, End of Period	$25.75		$23.50	$24.38	$22.01

Total Return	12.44	%(c)	4.33%	19.23%	3.28	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$72,197		$98,756	$41,499	$283
Ratios to Average Net Assets (excluding interest expense):
Net investment income	5.33	%(d)	4.20%	5.16%	10.11	%(d)
Operating expenses	1.60	%(d)	1.60%	1.59%	1.67	%(d)
Ratios to Average Net Assets (including interest expense):
Net investment income	5.12	%(d)	4.04%	4.92%	9.77	%(d)
Operating expenses	1.81	%(d)	1.75%	1.83%	2.01	%(d)
Portfolio Turnover Rate	15	%(c)	50%	53%	73	%(e)

(a) The Fund began offering Investor Class shares on October 26, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	75	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Institutional Class(a)
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$23.53		$24.40	$22.00	$23.24	$20.11	$13.14
Income/(Loss) from Operations:
Net investment income	0.71	(c)	1.01 (c)	1.04 (c)	1.45 (c)	1.91	1.91
Net realized and unrealized gain/(loss) on investments	2.24		0.14	3.18	(0.70)	3.29	7.29

Total from Investment Operations	2.95		1.15	4.22	0.75	5.20	9.20

Less Distributions:
From investment income	(0.70)		(1.17)	(1.65)	(1.99)	(2.07)	(1.73)
From capital gains	—		(0.85)	—	—	—	—
From return of capital	—		—	(0.17)	—	—	(0.51)

Total Distributions	(0.70)		(2.02)	(1.82)	(1.99)	(2.07)	(2.24)

Redemption Fees Added to Paid in Capital	—		—	—	—	—	0.01

Net Increase/(Decrease) in Net Asset Value	2.25		(0.87)	2.40	(1.24)	3.13	6.97

Net Asset Value, End of Period	$25.78		$23.53	$24.40	$22.00	$23.24	$20.11

Total Return	12.65	%(d)	4.71%	19.66%	3.31%	26.74%	76.03%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$598,608		$494,495	$654,961	$362,894	$319,717	$139,624
Ratios to Average Net Assets (excluding interest expense):
Net investment income	5.98	%(e)	4.18%	4.59%	6.64%	8.98%	11.43%
Operating expenses	1.25	%(e)	1.22%	1.18%	1.19%	1.20%	1.27%
Ratios to Average Net Assets (including interest expense):
Net investment income	5.77	%(e)	4.02%	4.35%	6.31%	8.68%	11.14%
Operating expenses	1.46	%(e)	1.37%	1.42%	1.52%	1.50%	1.56%
Portfolio Turnover Rate	15	%(d)	50%	53%	73%	93%	138%

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

June 30, 2014	76	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$23.56		$24.43	$22.03	$23.26	$20.13	$13.17
Income/(Loss) from Operations:
Net investment income	0.66	(b)	0.92 (b)	0.94 (b)	1.38 (b)	1.68	1.70
Net realized and unrealized gain/(loss) on investments	2.26		0.12	3.19	(0.67)	3.47	7.42

Total from Investment Operations	2.92		1.04	4.13	0.71	5.15	9.12

Less Distributions:
From investment income	(0.66)		(1.08)	(1.57)	(1.94)	(2.02)	(1.68)
From capital gains	—		(0.83)	—	—	—	—
From return of capital	—		—	(0.16)	—	—	(0.49)

Total Distributions	(0.66)		(1.91)	(1.73)	(1.94)	(2.02)	(2.17)

Redemption Fees Added to Paid in Capital	—		—	—	—	—	0.01

Net Increase/(Decrease) in Net Asset Value	2.26		(0.87)	2.40	(1.23)	3.13	6.96

Net Asset Value, End of Period	$25.82		$23.56	$24.43	$22.03	$23.26	$20.13

Total Return(c)	12.46	%(d)	4.26%	19.22%	3.09%	26.41%	74.98%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$629,121		$540,264	$754,615	$591,167	$642,665	$442,444
Ratios to Average Net Assets (excluding interest expense):
Net investment income	5.52	%(e)	3.79%	4.19%	6.33%	8.38%	11.36%
Operating expenses	1.65	%(e)	1.62%	1.54%	1.44%	1.44%	1.52%
Ratios to Average Net Assets (including interest expense):
Net investment income	5.31	%(e)	3.63%	3.95%	6.00%	8.07%	11.07%
Operating expenses	1.86	%(e)	1.77%	1.77%	1.77%	1.75%	1.81%
Portfolio Turnover Rate	15	%(d)	50%	53%	73%	93%	138%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

See Notes to Financial Statements	77	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$23.32		$24.19	$21.83	$23.06	$19.96	$12.98
Income/(Loss) from Operations:
Net investment income	0.58	(b)	0.78 (b)	0.75 (b)	1.16 (b)	1.45	1.65
Net realized and unrealized gain/(loss) on investments	2.22		0.12	3.18	(0.63)	3.50	7.19

Total from Investment Operations	2.80		0.90	3.93	0.53	4.95	8.84

Less Distributions:
From investment income	(0.58)		(0.97)	(1.42)	(1.76)	(1.85)	(1.44)
From capital gains	—		(0.80)	—	—	—	—
From return of capital	—		—	(0.15)	—	—	(0.43)

Total Distributions	(0.58)		(1.77)	(1.57)	(1.76)	(1.85)	(1.87)

Redemption Fees Added to Paid in Capital	—		—	—	—	—	0.01

Net Increase/(Decrease) in Net Asset Value	2.22		(0.87)	2.36	(1.23)	3.10	6.98

Net Asset Value, End of Period	$25.54		$23.32	$24.19	$21.83	$23.06	$19.96

Total Return(c)	12.11	%(d)	3.72%	18.42%	2.31%	25.52%	73.52%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$8,096		$8,688	$11,857	$16,165	$25,445	$29,667
Ratios to Average Net Assets (excluding interest expense):
Net investment income	4.94	%(e)	3.28%	3.44%	5.42%	7.23%	10.60%
Operating expenses	2.20	%(e)	2.19%	2.18%	2.19%	2.19%	2.28%
Ratios to Average Net Assets (including interest expense):
Net investment income	4.73	%(e)	3.12%	3.20%	5.09%	6.93%	10.31%
Operating expenses	2.41	%(e)	2.34%	2.42%	2.52%	2.50%	2.57%
Portfolio Turnover Rate	15	%(d)	50%	53%	73%	93%	138%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

June 30, 2014	78	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$23.10		$23.99	$21.66	$22.91	$19.86	$12.95
Income/(Loss) from Operations:
Net investment income	0.58	(b)	0.78 (b)	0.77 (b)	1.20 (b)	1.61	1.75
Net realized and unrealized gain/(loss) on investments	2.21		0.11	3.14	(0.68)	3.30	7.07

Total from Investment Operations	2.79		0.89	3.91	0.52	4.91	8.82

Less Distributions:
From investment income	(0.59)		(0.98)	(1.43)	(1.77)	(1.86)	(1.48)
From capital gains	—		(0.80)	—	—	—	—
From return of capital	—		—	(0.15)	—	—	(0.44)

Total Distributions	(0.59)		(1.78)	(1.58)	(1.77)	(1.86)	(1.92)

Redemption Fees Added to Paid in Capital	—		—	—	—	—	0.01

Net Increase/(Decrease) in Net Asset Value	2.20		(0.89)	2.33	(1.25)	3.05	6.91

Net Asset Value, End of Period	$25.30		$23.10	$23.99	$21.66	$22.91	$19.86

Total Return(c)	12.15	%(d)	3.68%	18.47%	2.29%	25.46%	73.60%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$273,897		$264,263	$308,131	$262,310	$275,529	$210,227
Ratios to Average Net Assets (excluding interest expense):
Net investment income	4.95	%(e)	3.31%	3.53%	5.63%	7.60%	10.65%
Operating expenses	2.20	%(e)	2.19%	2.18%	2.19%	2.19%	2.27%
Ratios to Average Net Assets (including interest expense):
Net investment income	4.74	%(e)	3.16%	3.29%	5.30%	7.29%	10.36%
Operating expenses	2.41	%(e)	2.34%	2.42%	2.52%	2.50%	2.56%
Portfolio Turnover Rate	15	%(d)	50%	53%	73%	93%	138%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

See Notes to Financial Statements	79	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Advisor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$23.52		$24.39	$22.00	$23.24	$20.56
Income/(Loss) from Operations:
Net investment income	0.72	(c)	1.05 (c)	1.12 (c)	1.48 (c)	2.06
Net realized and unrealized gain/(loss) on investments	2.23		0.09	3.09	(0.73)	2.69

Total from Investment Operations	2.95		1.14	4.21	0.75	4.75

Less Distributions:
From investment income	(0.70)		(1.16)	(1.65)	(1.99)	(2.07)
From capital gains	—		(0.85)	—	—	—
From return of capital	—		—	(0.17)	—	—

Total Distributions	(0.70)		(2.01)	(1.82)	(1.99)	(2.07)

Net Increase/(Decrease) in Net Asset Value	2.25		(0.87)	2.39	(1.24)	2.68

Net Asset Value, End of Period	$25.77		$23.52	$24.39	$22.00	$23.24

Total Return	12.64	%(d)	4.68%	19.62%	3.31%	23.96	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$23,488		$15,501	$11,852	$3,160	$2,212
Ratios to Average Net Assets (excluding interest expense):
Net investment income	6.03	%(e)	4.36%	4.97%	6.81%	11.92	%(e)
Operating expenses	1.30	%(e)	1.26%	1.19%	1.20%	1.23	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income	5.82	%(e)	4.21%	4.73%	6.48%	11.62	%(e)
Operating expenses	1.51	%(e)	1.41%	1.43%	1.53%	1.53	%(e)
Portfolio Turnover Rate	15	%(d)	50%	53%	73%	93	%(f)

(a) Prior to May 1, 2013, the Forward Select Income Fund Advisor Class was known as the Forward Select Income Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

June 30, 2014	80	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Select Opportunity Fund

	Investor Class
	Period Ended June 30, 2014(a)
Net Asset Value, Beginning of Period	$28.86
Income/(Loss) from Operations:
Net investment income(b)	0.34
Net realized and unrealized loss on investments	(0.23)

Total from Investment Operations	0.11

Less Distributions:
From investment income	(0.23)

Total Distributions	(0.23)

Net Decrease in Net Asset Value	(0.12)

Net Asset Value, End of Period	$28.74

Total Return	0.34	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$725
Ratios to Average Net Assets (excluding interest expense):
Net investment income	7.61	%(d)
Operating expenses including reimbursement/waiver	1.58	%(d)
Operating expenses excluding reimbursement/waiver	1.88	%(d)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	7.59	%(d)
Operating expenses including reimbursement/waiver	1.60	%(d)
Operating expenses excluding reimbursement/waiver	1.90	%(d)
Portfolio Turnover Rate	110	%(e)

(a) The Fund began offering Investor Class shares on June 2, 2014.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the six months ended June 30, 2014.

See Notes to Financial Statements	81	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Opportunity Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$26.06		$25.00
Income/(Loss) from Operations:
Net investment income(b)	0.39		0.13
Net realized and unrealized gain on investments	2.65		1.16

Total from Investment Operations	3.04		1.29

Less Distributions:
From investment income	(0.36)		(0.11)
From capital gains	—		(0.12)

Total Distributions	(0.36)		(0.23)

Net Increase in Net Asset Value	2.68		1.06

Net Asset Value, End of Period	$28.74		$26.06

Total Return	11.65	%(c)	5.19	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$13,681		$9,749
Ratios to Average Net Assets (excluding interest expense):
Net investment income	2.88	%(d)	1.26	%(d)
Operating expenses including reimbursement/waiver	1.23	%(d)	1.23	%(d)
Operating expenses excluding reimbursement/waiver	1.52	%(d)	2.29	%(d)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	2.86	%(d)	n/a
Operating expenses including reimbursement/waiver	1.25	%(d)	n/a
Operating expenses excluding reimbursement/waiver	1.54	%(d)	n/a
Portfolio Turnover Rate	110	%(c)	46	%(c)

(a) The Forward Select Opportunity Fund commenced operations on August 1, 2013. Prior to December 23, 2013, the Forward Select Opportunity Fund was known as the Forward Select Income Opportunity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

June 30, 2014	82	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Opportunity Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$26.05		$25.00
Income/(Loss) from Operations:
Net investment income(b)	0.31		0.13
Net realized and unrealized gain on investments	2.65		1.11

Total from Investment Operations	2.96		1.24

Less Distributions:
From investment income	(0.29)		(0.08)
From capital gains	—		(0.11)

Total Distributions	(0.29)		(0.19)

Net Increase in Net Asset Value	2.67		1.05

Net Asset Value, End of Period	$28.72		$26.05

Total Return(c)	11.36	%(d)	4.98	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$14,723		$14,521
Ratios to Average Net Assets (excluding interest expense):
Net investment income	2.28	%(e)	1.22	%(e)
Operating expenses including reimbursement/waiver	1.73	%(e)	1.73	%(e)
Operating expenses excluding reimbursement/waiver	2.02	%(e)	2.59	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	2.26	%(e)	n/a
Operating expenses including reimbursement/waiver	1.75	%(e)	n/a
Operating expenses excluding reimbursement/waiver	2.04	%(e)	n/a
Portfolio Turnover Rate	110	%(d)	46	%(d)

(a) The Forward Select Opportunity Fund commenced operations on August 1, 2013. Prior to December 23, 2013, the Forward Select Opportunity Fund was known as the Forward Select Income Opportunity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

See Notes to Financial Statements	83	June 30, 2014

Financial Highlights

For a share outstanding throughout the period presented.

Forward Select Opportunity Fund

	Class C
	Period Ended June 30, 2014(a)
Net Asset Value, Beginning of Period	$27.11
Income/(Loss) from Operations:
Net investment income(b)	0.32
Net realized and unrealized gain on investments	1.54

Total from Investment Operations	1.86

Less Distributions:
From investment income	(0.27)

Total Distributions	(0.27)

Net Increase in Net Asset Value	1.59

Net Asset Value, End of Period	$28.70

Total Return(c)	6.88	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,141
Ratios to Average Net Assets (excluding interest expense):
Net investment income	2.72	%(e)
Operating expenses including reimbursement/waiver	2.18	%(e)
Operating expenses excluding reimbursement/waiver	2.45	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	2.70	%(e)
Operating expenses including reimbursement/waiver	2.20	%(e)
Operating expenses excluding reimbursement/waiver	2.47	%(e)
Portfolio Turnover Rate	110	%(f)

(a) The Fund began offering Class C shares on February 18, 2014.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the six months ended June 30, 2014.

June 30, 2014	84	See Notes to Financial Statements

Notes to Financial Statements (Unaudited)

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2014, the Trust has 33 registered funds. This semi-annual report describes 6 funds offered by the Trust (each a “Fund” and collectively, the “Funds”). The accompanying financial statements and financial highlights include the Forward Global Infrastructure Fund (“Global Infrastructure Fund”), the Forward International Real Estate Fund (“International Real Estate Fund”), the Forward Real Estate Fund (“Real Estate Fund”), the Forward Real Estate Long/Short Fund (“Real Estate Long/Short Fund”), the Forward Select Income Fund (“Select Income Fund”), and the Forward Select Opportunity Fund (“Select Opportunity Fund”).

The Global Infrastructure Fund seeks to achieve total return from through capital appreciation and current income through investing primarily in global infrastructure-related securities issued by companies involved in the construction, development, financing or operation of infrastructure assets. The International Real Estate Fund seeks to achieve total return from both capital appreciation and current income through investing primarily in non-U.S. securities of real estate and real estate-related companies, including real estate investment trusts (“REITs”). The Real Estate Fund seeks income with capital appreciation as a secondary goal through investing primarily in securities of real estate companies, including REITs. The Real Estate Long/Short Fund seeks total return through a combination of high current income relative to equity investment alternatives plus long-term growth of capital through investing primarily in securities of issuers engaged primarily in the real estate industry such as REITs, master limited partnerships and other real estate firms. The Select Income Fund seeks high current income and potential for modest long-term growth of capital through investing primarily in income-producing securities of companies in the real estate industry, such as REITs, master limited partnerships and other real estate firms. The Select Opportunity Fund seeks total return through current income and long-term capital appreciation by investing in equity, fixed income and hybrid securities.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class B, Class C and Advisor Class shares offered by the Trust.

Effective May 1, 2009, the Funds no longer offer for sale Class B shares of the Funds; and shareholders are no longer able to make new or additional investments in Class B shares. As of May 1, 2009, the current holders of Class B shares of the Fund will continue to be permitted to: hold their Class B shares until they are converted to Class A shares; exchange their Class B shares for Class B shares of another fund of the Trust that offers Class B shares, if any; automatically reinvest dividends in Class B shares; and make additional investments in other share classes of the Funds, subject to pricing and eligibility requirements of those other share classes.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

The International Real Estate Fund, the Real Estate Fund, the Real Estate Long/Short Fund, the Select Income Fund, and the Select Opportunity Fund may invest a substantial portion of assets in the securities of issuers engaged in the real estate industry, including REITs. The Global Infrastructure Fund invests a substantial portion of its assets in securities of issuers engaged in the infrastructure industry. As a result, the Funds may be more affected by economic and regulatory developments in these industries than would a fund not concentrating its investments in a particular sector.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on June 30, 2014.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the average of the last reported bid and ask price for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid

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and ask price. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask price; and (b) maturity of 60 days or less, at amortized cost.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded.

Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures and options on futures contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. If there has been no sale that day, such securities are valued at the average of the last reported bid and ask prices on the valuation day for long positions or ask prices for short positions. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities.

Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last reported trade or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day of the NYSE. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of

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Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Debt Securities: Debt securities are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Lower rated debt securities, such as high-yield/high-risk bonds, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated debt securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations. The value of debt securities may fall when interest rates rise. Given the current historically low interest rate environment, the risks associated with rising interest rates are heightened and future increases in interest rates may result in periods of dramatic volatility and may negatively impact the value of debt securities. The liquidity of the market for debt securities may decrease during periods of increased volatility. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt securities may result in those broker-dealers restricting their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such debt securities.

Exchange-Traded Funds (“ETFs”): Certain Funds may invest in ETFs, which are funds whose shares are traded on a national securities exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the net asset value of the ETF.

Foreign Securities: Certain Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Master Limited Partnerships (“MLPs”): Certain Funds may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. MLPs often own interests in properties or businesses that are related to the oil and gas industries, although MLPs may invest in other types of investments. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (such as a Fund investing in a MLP) are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of units of a MLP may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in a MLP than investors in a corporation, and conflicts of interest may exist among unit holders and the general partner of a MLP. MLPs that concentrate in a

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particular industry or region are subject to risk associated with such industry or region. Investments held by MLPs may be illiquid. MLP unit prices may be more volatile than securities of larger or more broadly based companies.

Unlike most corporations, MLPs do not pay income tax but instead pass through their taxable income to unit holders who are required to report their allocable share of a MLP’s taxable income. A MLP’s distribution to unit holders may exceed the unit holder’s share of the MLP’s taxable income, and a portion of the distribution may represent a return of capital. If a Fund invests in a MLP that makes a return of capital, a portion of the Fund’s distribution to shareholders may also represent a return of capital.

Real Estate Investment Trusts: Certain Funds invest a substantial portion of their assets in REITs and are subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. There is no guarantee that the REITs held by the Funds will continue to pay dividends. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term; therefore, they are excluded from the purchases and sales of investments in Note 7 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of June 30, 2014, the Real Estate Long/Short Fund and the Select Income Fund held securities sold short with a market value of $14,617,483 and $143,580,000, respectively. No other Funds held securities sold short as of June 30, 2014.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Infrastructure Fund
Common Stocks(a)	$92,694,139	—	—	$92,694,139
Preferred Stocks(a)	996,272	—	—	996,272

Total	$93,690,411	—	—	$93,690,411

International Real Estate Fund
Common Stocks(a)	$88,245,866	—	—	$88,245,866

Total	$88,245,866	—	—	$88,245,866

Real Estate Fund
Common Stocks(a)	$82,323,515	—	—	$82,323,515

Total	$82,323,515	—	—	$82,323,515

Real Estate Long/Short Fund
Common Stocks(a)	$74,122,741	—	—	$74,122,741
Convertible Preferred Stocks(a)	1,436,050	—	—	1,436,050
Preferred Stocks(a)	7,000,444	—	—	7,000,444
Rights	1,523	—	—	1,523
Options Purchased	13,000	—	—	13,000

Total	$82,573,758	—	—	$82,573,758

Select Income Fund
Common Stocks
REITs-Residential	$10,371,840	$4,687,500	—	$15,059,340
Other(a)	485,632,914	—	—	485,632,914
Convertible Preferred Stocks(a)	97,317,659	—	—	97,317,659
Preferred Stocks(a)	917,366,155	—	—	917,366,155
Options Purchased	299,330	—	—	299,330
Contingent Convertible Securities(a)	—	18,047,775	—	18,047,775
Corporate Bonds(a)	—	69,933,693	—	69,933,693
Short-Term Securities	—	35,000,000	—	35,000,000

Total	$1,510,987,898	$127,668,968	—	$1,638,656,866

Select Opportunity Fund
Common Stocks(a)	$16,714,640	—	—	$16,714,640
Limited Partnerships(a)	595,200	—	—	595,200
Preferred Stocks(a)	7,410,116	—	—	7,410,116
Options Purchased	34,500	—	—	34,500
Corporate Bonds(a)	—	$1,050,106	—	1,050,106

Total	$24,754,456	$1,050,106	—	$25,804,562

(a) For detailed descriptions of industry or country see the accompanying Portfolio of Investments.

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Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Real Estate Long/Short Fund
Liabilities
Securities Sold Short
Common Stock	$(9,539,983)	—	—	$(9,539,983)
Exchange-Traded Funds	(5,077,500)	—	—	(5,077,500)
Options Written	(89,475)	—	—	(89,475)

Total	$(14,706,958)	—	—	$(14,706,958)

Select Income Fund
Liabilities
Securities Sold Short
Exchange-Traded Funds	$(143,580,000)	—	—	$(143,580,000)

Total	$(143,580,000)	—	—	$(143,580,000)

(a) Other financial instruments are derivative instruments reflected in the schedules to the Portfolio of Investments, such as written options and short sales.

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. For the six months ended June 30, 2014, the only transfers of securities from Level 2 to Level 1 were for a security in the Select Income Fund as follows:

	Level 1		Level 2
Select Income Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)
Preferred Stocks	$6,152,500	—	—	$(6,152,500)

Total	$6,152,500	—	—	$(6,152,500)

The above transfer was due to the availability of a quoted market price becoming available since December 31, 2013. During the six months ended June 30, 2014 there were no other transfers between Level 1 and Level 2 securities in any other Fund.

For the six months ended June 30, 2014, the Funds did not have transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward currency contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest

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rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions.

When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. As of June 30, 2014, the Real Estate Long/Short Fund held written options with a market value of $89,475.

As of June 30, 2014, the market value of purchased options held was as follows:

Fund	Value
Real Estate Long/Short Fund	$13,000
Select Income Fund	299,330
Select Opportunity Fund	34,500

Written option activity for the six months ended June 30, 2014 was as follows:

	Written Call Options
Real Estate Long/Short Fund	Number of Contracts	Contract Premium
Outstanding, at beginning of year December 31, 2013	(400)	$(31,039)

Options written	(509)	(68,578)
Options exercised or closed	500	50,435
Options expired	—	—

Outstanding, June 30, 2014	(409)	$(49,182)

No other Funds held purchased or written options as of June 30, 2014.

The values in the tables on the next page exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not necessarily representative of the Funds’ net exposure. Cash held as collateral is in a segregated account with the Funds’ custodian and is reflected in the Statement of Assets and Liabilities.

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Balance Sheet – Fair Value of Derivative Instruments as of June 30, 2014(a):

Derivatives not Accounted for as Hedging Instruments	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value
Real Estate Long/Short Fund
Equity Contracts (Options Purchased/Options Written)	Investments, at value	$13,000	Options written, at value	$89,475

Total		$13,000		$89,475

Select Income Fund
Equity Contracts (Options Purchased)	Investments, at value	$299,330		—

Total		$299,330		—

Select Opportunity Fund
Equity Contracts (Options Purchased)	Investments, at value	$34,500		—

Total		$34,500		—

(a) For open derivative instruments as of June 30, 2014, see the Portfolio of Investments. The Portfolio of Investments is representative of the activity for the six months ended June 30, 2014.

The gains/(losses) in the table below are included in the “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2014:

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Real Estate Long/Short Fund
Equity Contracts (Options Purchased)	Net realized gain on investments/Net change in unrealized appreciation on investments	$(121,219)	$73,332
Equity Contracts (Options Written)	Net realized gain on written option contracts/Net change in unrealized appreciation on written option contracts	66	22,668

Total		$(121,153)	$95,990

Select Income Fund
Equity Contracts (Options Purchased)	Net change in unrealized appreciation on investments	—	$(210,340)

Total		—	$(210,340)

Select Opportunity Fund
Equity Contracts (Options Purchased)	Net change in unrealized appreciation on investments	—	$(15,682)

Total		—	$(15,682)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. There were no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of June 30, 2014.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly

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created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.

The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of June 30, 2014, the Funds held no warrants.

Cash Management Transactions: The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (FDIC) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Leverage: The Real Estate Long/Short Fund, the Select Income Fund and the Select Opportunity Fund can purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Funds may borrow amounts up to one-third of the value of their assets. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Real Estate Long/Short Fund, the Select Income Fund and the Select Opportunity Fund maintain separate lines of credit with BNP Paribas (acting through its New York Branch). The Funds are charged interest of 1.20% above the one-month London Interbank Offered Rate (“LIBOR”) rate for borrowing under these agreements.

The Real Estate Long/Short Fund and the Select Income Fund maintained separate lines of credit with Bank of America Merrill Lynch. The Funds are charged interest of 1.00% above the one-month LIBOR rate for borrowing under the agreements and are charged a commitment fee on the average daily undrawn balance of the line of credit at the rate of 0.45% per annum. The Select Income Fund terminated its line of credit agreement on June 27, 2014 and the Real Estate Long/Short Fund will be terminating its line of credit agreement by December 18, 2014. The Real Estate Long/Short Fund and the Select Income Fund may seek to establish lines of credit with other lenders.

The Real Estate Long/Short Fund, the Select Income Fund, and the Select Opportunity Fund have each pledged a portion of their investment securities as the collateral for their lines of credit. As of June 30, 2014, the value of the investment securities pledged as collateral and the borrowed amounts on the lines of credit were as follows:

Fund	Collateral Pledged	Borrowed Amounts
Real Estate Long/Short Fund	$49,434,592	$11,944,939
Select Income Fund	286,133,166	53,115,462
Select Opportunity Fund	8,330,630	—

The average interest rate charged and the average outstanding loan payable for the six months ended June 30, 2014 were as follows:

Fund	Average Interest Rate	Average Outstanding Loan Payable
Real Estate Long/Short Fund	1.308%	$13,172,625
Select Income Fund	1.115%	203,343,515
Select Opportunity Fund	1.352%	1,417,034

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid quarterly for the Funds. For all Funds, net realized capital gains, if any, are normally distributed annually in December, and a spillover capital gain distribution, if any, may be distributed annually in June. There is no guarantee the Funds will continue paying dividends.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the

93	June 30, 2014

Notes to Financial Statements (Unaudited)

source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain or from paid in capital depending upon the type of book/tax differences that may exist.

Based on information provided by the REITs, the Funds recharacterize distributions received from REIT investments into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information that may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITS held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

As of and during the six months ended June 30, 2014, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1 of the 1940 Act) and/or shareholder services plans for a particular class of a Fund are charged to the operations of such class.

ReFlow Transactions: Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund, but in no case will ReFlow’s position in any Fund exceed $15 million.

ReFlow Services, LLC (“ReFlow Services”), the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, the investment advisor to the Funds (the “Advisor” or “Forward Management”). In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the six months ended June 30, 2014 are recorded in the Statement of Operations.

June 30, 2014	94

Notes to Financial Statements (Unaudited)

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of June 30, 2014, based on each Fund’s average daily net assets:

Fund	Advisory Fee
Global Infrastructure Fund	0.90%

International Real Estate Fund	1.00%

Real Estate Fund	0.85% up to and including $100 million 0.80% over $100 million up to and including $500 million 0.70% over $500 million

Real Estate Long/Short Fund	1.00%

Select Income Fund	1.00%

Select Opportunity Fund	1.00%

Expense Limitations: Forward Management has entered into an Expense Limitation Agreement with the Select Opportunity Fund, which limits the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) of certain classes of the Fund, through a specified date. In addition, Forward Management may voluntarily reimburse additional expenses of certain classes of the Fund. Following are the annual expense limitation rates and expiration dates for the Fund with an Expense Limitation Agreement:

Fund	Investor Class	Institutional Class	Class A	Class C	Advisor Class	End Date
Select Opportunity Fund	1.58%	1.23%	1.73%	2.18%	N/A	April 30, 2015

Pursuant to the Expense Limitation Agreement, the Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by the Fund to Forward Management will not cause the Fund’s expense limitation to exceed expense limitation rates in existence at the time the expense was incurred or at the time of the reimbursement, whichever expense limitation rate is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

For the six months ended June 30, 2014, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed by Advisor	Recoupment of Past Waived Fees by Advisor	Total
International Real Estate Fund
Investor Class	—	—	—
Institutional Class	$7,061	—	$7,061
Class A	5,115	—	5,115
Class C	2,182	—	2,182
Advisor Class	674	—	674
Select Opportunity Fund
Investor Class	127	—	127
Institutional Class	17,333	—	17,333
Class A	18,477	—	18,477
Class C	751	—	751

95	June 30, 2014

Notes to Financial Statements (Unaudited)

As of June 30, 2014, the balances of recoupable expenses for each Fund were as follows:

Fund	2011	2012	2013	2014	Total
Global Infrastructure Fund
Investor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	$1,092	—	—	—	$1,092
Class B	66	—	—	—	66
Class C	160	—	—	—	160
Advisor Class	—	—	—	—	—
International Real Estate Fund
Investor Class	—	—	—	—	—
Institutional Class	9,976	$7,899	—	$7,061	24,936
Class A	92,769	—	—	5,115	97,884
Class C	35,282	7,702	—	2,182	45,166
Advisor Class	—	335	—	674	1,009
Real Estate Fund
Investor Class	8,810	—	—	—	8,810
Institutional Class	231	—	—	—	231
Class A	2,724	—	—	—	2,724
Class C	842	—	—	—	842
Select Opportunity Fund
Investor Class	N/A	N/A	N/A	127	127
Institutional Class	N/A	N/A	$37,598	17,333	54,931
Class A	N/A	N/A	23,259	18,477	41,736
Class C	N/A	N/A	N/A	751	751

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to the following amounts based on each Fund’s daily average net assets:

Fund	Investor Class	Class A	Class B	Class C
Global Infrastructure Fund	0.25%	0.35%	0.75%	0.75%
International Real Estate Fund	0.25%	0.35%	N/A	0.75%
Real Estate Fund	0.25%	0.35%	N/A	0.75%
Real Estate Long/Short Fund	0.25%	0.35%	0.75%	0.75%
Select Income Fund	0.25%	0.35%	0.75%	0.75%
Select Opportunity Fund	0.25%	0.35%	N/A	0.75%

The Funds have adopted a shareholder services plan (the “Shareholder Services Plan”) with respect to certain Funds. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for non-distribution related services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly, and are not to exceed the following annual rates:

Fund	Investor Class	Institutional Class	Class A	Class B	Class C	Advisor Class
Global Infrastructure Fund	0.15%	0.05%	0.20%	0.25%	0.25%	0.10%
International Real Estate Fund	0.15%	0.05%	0.20%	N/A	0.25%	0.10%
Real Estate Fund	0.15%	0.05%	0.20%	N/A	0.25%	N/A
Real Estate Long/Short Fund	0.15%	0.05%	0.20%	0.25%	0.25%	0.10%
Select Income Fund	0.15%	0.05%	0.20%	0.25%	0.25%	0.10%
Select Opportunity Fund	0.15%	0.05%	0.20%	N/A	0.25%	N/A

The expenses of the Distribution Plans and the Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

June 30, 2014	96

Notes to Financial Statements (Unaudited)

Administrator, Custodian, Distributor, Dividend Paying Agent & Transfer Agent

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent.

Citibank is the Funds’ custodian.

Forward Securities, LLC (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of June 30, 2014, there were seven Trustees, six of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Funds pay each Independent Trustee a retainer fee in the amount of $35,000 per year. The Funds pay each Independent Trustee the amount of: $12,500 for attendance in person at a regular meeting and $9,000 for attendance by telephone at a regular meeting; $5,000 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting (prior to April 1, 2014 the fee was $3,000) and $3,000 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting (prior to April 1, 2014 the fee was $2,250); and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting (prior to April 1, 2014 the fee was $1,000). The Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive a special retainer fee in the amount of $15,000, $12,500 and $7,500, respectively per year (prior to April 1, 2014, the Chairman of the Board of Trustees and the Chairman of the Audit Committee each received a special retainer fee in the amount of $10,000 and $10,000, respectively). The interested Trustee receives no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

7. Purchases and Sales of Investments

Investment transactions for the six months ended June 30, 2014, excluding U.S. Government Obligations, short-term investments and short sales, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Global Infrastructure Fund	$70,390,630	$64,841,718
International Real Estate Fund	102,327,420	170,957,776
Real Estate Fund	40,750,954	44,894,970
Real Estate Long/Short Fund	15,358,738	22,775,792
Select Income Fund	249,489,268	436,791,151
Select Opportunity Fund	28,653,416	24,981,801

97	June 30, 2014

Notes to Financial Statements (Unaudited)

8. Tax Basis Information

Tax Basis of Investments: As of June 30, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Global Infrastructure Fund	$80,332,468	$15,289,417	$(1,931,474)	$13,357,943
International Real Estate Fund	86,441,441	6,483,687	(4,679,262)	1,804,425
Real Estate Fund	65,342,276	17,193,621	(212,382)	16,981,239
Real Estate Long/Short Fund	64,032,529	18,719,606	(178,377)	18,541,229
Select Income Fund	1,424,640,741	214,016,125	—	214,016,125
Select Opportunity Fund	24,404,747	1,757,495	(357,680)	1,399,815

Capital Losses: As of December 31, 2013, the following Funds had available for Federal income tax purposes unused capital losses as follows:

Pre-Enactment Capital Losses

Fund	Expiring in 2015	Expiring in 2016	Expiring in 2017	Expiring in 2018
Global Infrastructure Fund	—	$9,851,751	$30,182,432	$24,061,967
International Real Estate Fund	$319,827	67,712,152	60,639,639	3,986,802
Real Estate Fund	—	1,685,000	—	—
Real Estate Long/Short Fund	—	59,579,741	107,182,629	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was enacted. Certain of the enacted provisions include:

Post enactment losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a Regulated Investment Company (“RIC”) for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The Funds elect to defer to the period ending December 31, 2014, capital losses and late year ordinary losses recognized during the period November 1, 2013 to December 31, 2013 in the amount of:

Fund	Capital Losses Total	Ordinary Losses Total
International Real Estate Fund	$2,796,469	—
Real Estate Long/Short Fund	702,076	$86,516
Select Opportunity Fund	—	1,988

Tax Character of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. The amounts and characterizations of distributions and compositions of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, these tax adjusted amounts have not been determined as of June 30, 2014.

June 30, 2014	98

Notes to Financial Statements (Unaudited)

The tax character of distributions paid for the year ended December 31, 2013 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital Total
Global Infrastructure Fund	$1,755,379	—	—
International Real Estate Fund	10,169,662	—	—
Real Estate Fund	497,069	$2,584,564	—
Real Estate Long/Short Fund	991,049	—	—
Select Income Fund	76,480,115	50,435,681	—
Select Opportunity Fund	181,184	—	—

The Funds may own shares in certain foreign investment entities referred to under U.S. tax law, as “passive foreign investment companies” (PFICs). The Funds may elect to mark-to-market annually the shares of each PFIC and may be required to include in distributable income to shareholders any such mark-to-market gains.

9. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

10. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2014.

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended March 31, 2014. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2014 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the SEC’s website at www.sec.gov.

99	June 30, 2014

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

Forward Securities, LLC

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Citibank, N.A.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Commodity Long/Short Strategy Fund

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Endurance Long/Short Fund

Forward Frontier Strategy Fund

Forward Global Dividend Fund

Forward Global Infrastructure Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Managed Futures Strategy Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select EM Dividend Fund

Forward Select Income Fund

Forward Select Opportunity Fund

Forward Small Cap Equity Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward Total MarketPlus Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

Printed on paper containing recycled content using soy-based inks.	FSD000933 083115

Semi-Annual Report June 30, 2014

Forward Frontier Strategy Fund

Forward High Yield Bond Fund

Forward Investment Grade Fixed-Income Fund

Forward Total MarketPlus Fund

Forward U.S. Government Money Fund

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by Forward Securities, LLC

101 California Street, 16th Floor, San Francisco, California 94111

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

June 30, 2014

1

Shareholder Update	June 30, 2014

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

Our industry is a noisy one, full of data, competing market perspectives and a panoply of investment products. Often the focus is on what to invest in—which asset class, which strategy, which fund. But, if we don’t anchor our thinking in why we invest, it’s all too easy to let complacency or fear lead us away from our longer-term financial objectives.

This is why Forward champions outcome-oriented investing that is ever mindful of the question, “What’s next?” We believe our approach is especially relevant in a period like this one. Investors have been buoyed by one of the longest-running bull markets in history, relatively low asset class correlations and unusually low volatility. But we can’t expect these conditions to persist indefinitely. Risks have a way of asserting themselves, even in the best of times.

Index funds are widely portrayed as a safe bet, which may be true when markets are close to a bottom. It stands to reason, however, that they are risky in times like these, when many asset classes are highly valued and the chances of a major market correction are elevated. (For a high-level view of current investment risks, please see the latest edition of Forward’s monthly Macro Strategy Review, authored by Portfolio Manager Jim Welsh and our CIO, Jim O’Donnell.)

At this juncture, we believe it makes sense to focus on alternative strategies that help investors build more resilient portfolios, particularly those designed to:

Deliver risk-managed return streams. Recognizing that volatility is easier to forecast than returns, we have developed a risk-budgeting approach that tactically reduces market exposures as volatility rises. Three of our funds—Forward Dynamic Income Fund, Forward Income Builder Fund and Forward Multi-Strategy Fund—apply this method as they invest flexibly across a diverse mix of asset classes. The first two aim for total return with a substantial income component, while the latter is for investors seeking aggressive growth.

Hedge against inflation. Long bonds make sense in a deflationary climate. But with food, fuel and housing costs trending upward, investors may want to consider replacing part of their bond allocation with alternative income sources. Beyond those I’ve just mentioned, I’d include real estate. Forward Real Estate Fund, Forward Real Estate Long/Short Fund and Forward Select Income Fund have all continued to perform well this year. We also have Forward Commodity Long/Short Strategy Fund, which gives a sophisticated twist to classic inflation hedges.

Tap nontraditional alpha sources. Forward offers a number of strategies that seek growth off the beaten path and provide portfolio diversification in the bargain. Forward Select Opportunity Fund, for example, pursues the unfolding global opportunity in preferred securities. We also see promise in strategies that invest selectively in emerging markets; our recent analysis in What’s Next for Emerging Markets? explains why.

I’m often asked why Forward offers such an extensive and unusual array of strategies. And yes, we do sometimes use index-based approaches, too, with strategies that call for broad market exposure.

My answer is simple: to pursue multiple investment goals in an ever-changing climate, you’ve got to have a wide-ranging toolkit. No matter what your mix of investment objectives, and no matter what the markets are doing, Forward has strategies that fit. What’s more, we are always thinking about new and better ways investors can advance toward the outcomes they are seeking. In closing, I thank you for your continuing confidence and trust in us. We are privileged to be your investment partner.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward

June 30, 2014	2

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk. (Forward Income Builder Fund, Forward Multi-Strategy Fund)

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments. (Forward Commodity Long/Short Strategy Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Multi-Strategy Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Income Builder Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Multi-Strategy Fund, Forward Real Estate Long/Short Fund, Forward Select Opportunity Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Forward Income Builder Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Forward Commodity Long/Short Strategy Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Real Estate Long/Short Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Dynamic Income Fund, Forward Select Opportunity Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Diversification does not assure profit or protect against risk.

3	June 30, 2014

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward Dynamic Income Fund and Forward Select Opportunity Fund were launched on July 31, 2013, and each has a limited operating history.

Prior to December 23, 2013, Forward Select Opportunity Fund was named Forward Select Income Opportunity Fund.

Forward Commodity Long/Short Strategy Fund seeks long-term total return.

Forward Dynamic Income Fund seeks total return, with dividend and interest income being an important component of that return, while exhibiting less downside volatility than the S&P 500 Index.

Forward Income Builder Fund seeks high current income and some stability of principal.

Forward Multi-Strategy Fund seeks high potential capital appreciation.

Forward Real Estate Fund seeks income with capital appreciation as a secondary goal.

Forward Real Estate Long/Short Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital.

Forward Select Income Fund seeks high current income and potential for modest long-term growth of capital.

Forward Select Opportunity Fund seeks total return through current income and long-term capital appreciation.

Alpha is a coefficient measuring risk-adjusted performance.

Correlation is a statistical measure of how two asset classes move in relation to each other.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

J. Alan Reid, Jr. is a registered representative of Forward Securities, LLC.

Jim Welsh is a registered representative of ALPS Distributors, Inc.

June 30, 2014	4

Shareholder Update	June 30, 2014

A MESSAGE FROM:	Jim O’Donnell, CFA Chief Investment Officer

Dear Shareholder:

The first half of 2014 was a fairly enjoyable experience for the overwhelming majority of capital market participants given the preponderance of positive returns across the broad spectrum of asset classes. With the exception of a handful of alternative strategies, it seemed that regardless of whether you were invested in stocks or bonds, international or domestic, real estate investment trusts or emerging markets, high yield or Treasurys, you probably enjoyed a positive return in the first half of 2014.

The biggest single catalyst for the positive returns is likely to have been the reversal in the ascent of interest rates (primarily the yield on the 10-year Treasury). In 2013, rates on the 10-year Treasury had backed up from a level of approximately 1.75% in early 2013 to end the year in the neighborhood of 3%. As 2014 began, fears that this trend would continue led market participants to anticipate rates rising further to levels ranging from 3.5% to 4.0%. That free-floating anxiety proved to be misplaced as the Treasury market did the unexpected—rates fell to a range of 2.5% to 2.6% as the market approached midyear. The reasons cited for this reversal range from global capital flows to slower-than-expected economic growth to a moderation of inflationary pressures.

That said, one should not be lulled into a false sense of security. As of June 30, 2014, the current bull market now ranks fourth based on duration and magnitude (see table). In fact, the S&P 500 Index hasn’t suffered a normal 10% correction in almost three years.

The capital markets have been eerily calm of late with volatility readings approaching historic lows. The reasons for the halcyon environment in the VIX (the ticker symbol for the Chicago Board Options Exchange Volatility Index) and the MOVE (Merrill Option Volatility Expectations) Index have been attributed to accommodative central bank policy—effectively making market participants question the value of hedging strategies when the Federal Reserve is encouraging risk taking. In addition, many new income-oriented strategies rely on option selling to enhance yield. This combination has conspired to drive volatility readings into the statistical basement.

The challenge for investors is to moderate expectations and to realize that periods of low volatility can be followed by unpleasant periods of high volatility. History has taught us that when too much money chases too little risk, risk can be mispriced. History has also taught us that when the Fed chair changes market volatility also changes. This volatility change is primarily triggered by the new Fed chair raising interest rates. Now may be a good time to check in with your trusted financial advisor and reexamine the risk of your portfolio. It may make sense to add some tactical, hedged or noncorrelated strategies to the asset mix.

5	June 30, 2014

As always, we remain committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in the first half of 2014, and thank you for the continued confidence that you place in our funds.

Sincerely,

Jim O’Donnell, CFA

Chief Investment Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Diversification does not assure profit or protect against risk.

10-Year Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years.

MOVE (Merrill Lynch Option Volatility Estimate) Index measures the implied volatility of U.S. Treasury markets by gauging options contracts on one-month Treasury issues. It serves as an indicator for assessing the psyche of the market.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

VIX (the ticker symbol for the Chicago Board Options Exchange Volatility) Index is a popular measure of market risk and is constructed using the implied volatility of S&P 500 Index options.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

One cannot invest directly in an index.

Jim O’Donnell has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by the CFA Institute.

Forward Funds are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

© 2014 Forward Management, LLC. All rights reserved.

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

June 30, 2014	6

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

See page 11 for important performance disclosure information about the Forward Funds.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Forward Frontier Strategy Fund(a)			1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class			33.40%	8.18%	8.05%	12/31/08

Institutional Class			33.65%	8.41%	8.24%	12/31/08

Advisor Class(b)			33.63%	N/A	7.15%	05/02/11

Class Z			33.82%	8.52%	11.07%	05/05/09

Forward High Yield Bond Fund(c)		1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class		10.27%	12.03%	7.27%	7.01%	05/01/00

Institutional Class		10.75%	12.49%	7.66%	7.42%	05/01/00

Class C (with CDSC)(d)		8.76%	11.50%	6.65%	7.77%	12/30/02

Class C (without CDSC)(e)		9.76%	11.50%	6.65%	7.77%	12/30/02

Class Z		10.77%	12.60%	N/A	12.93%	05/05/09

Forward Investment Grade Fixed-Income Fund(f)		1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class		1.66%	5.53%	4.10%	4.56%	07/14/98

Institutional Class		2.14%	5.99%	4.56%	5.48%	06/15/92

Class Z		2.26%	6.07%	N/A	6.70%	05/05/09

Forward Total MarketPlus Fund(g)		1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class		23.88%	19.13%	7.52%	5.64%	06/24/98

Institutional Class		24.39%	19.60%	7.98%	10.03%	08/24/92

Class Z		24.48%	19.74%	N/A	19.06%	05/05/09

Forward U.S. Government Money Fund(h)	7-Day Current Yield(i)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	0.01%	0.01%	0.03%	1.29%	1.82%	07/29/98

Institutional Class	0.01%	0.01%	0.03%	1.50%	2.74%	04/09/92

Class A	0.01%	0.01%	0.03%	1.39%	1.32%	09/29/03

Class C (with CDSC)(d)	0.01%	-0.99%	0.03%	1.10%	1.00%	12/30/02

Class C (without CDSC)(e)	0.01%	0.01%	0.03%	1.10%	1.00%	12/30/02

Class Z	0.01%	0.01%	0.05%	N/A	1.06%	01/04/07

7	June 30, 2014

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

See page 11 for important performance disclosure information about the Forward Funds.

Forward Balanced Allocation Fund(j)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	8.53%	7.90%	3.97%	3.34%	12/27/00

Institutional Class	9.14%	8.46%	4.49%	3.86%	12/27/00

Class A (load adjusted)(k)	2.42%	6.78%	3.50%	4.11%	09/29/03

Class A (without load)(l)	8.70%	8.05%	4.12%	4.68%	09/29/03

Class C (with CDSC)(d)	7.06%	7.37%	3.45%	4.69%	12/30/02

Class C (without CDSC)(e)	8.06%	7.37%	3.45%	4.69%	12/30/02

Forward Growth & Income Allocation Fund(m)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	10.43%	8.96%	4.10%	3.21%	12/27/00

Institutional Class	10.97%	9.51%	4.62%	3.72%	12/27/00

Class A (load adjusted)(k)	4.23%	7.84%	3.63%	4.37%	09/29/03

Class A (without load)(l)	10.60%	9.13%	4.25%	4.95%	09/29/03

Class C (with CDSC)(d)	8.92%	8.43%	3.57%	5.04%	12/30/02

Class C (without CDSC)(e)	9.92%	8.43%	3.57%	5.04%	12/30/02

Forward Growth Allocation Fund(n)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	12.06%	9.74%	4.03%	2.77%	12/27/00

Institutional Class	12.56%	10.29%	4.54%	3.28%	12/27/00

Class A (load adjusted)(k)	5.75%	8.62%	3.56%	4.62%	09/29/03

Class A (without load)(l)	12.17%	9.91%	4.17%	5.19%	09/29/03

Class C (with CDSC)(d)	10.44%	9.20%	3.51%	5.52%	12/30/02

Class C (without CDSC)(e)	11.44%	9.20%	3.51%	5.52%	12/30/02

Forward Income & Growth Allocation Fund(o)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	7.00%	7.05%	3.84%	3.54%	12/27/00

Institutional Class	7.55%	7.58%	4.34%	4.05%	12/27/00

Class A (load adjusted)(k)	1.01%	5.95%	3.37%	3.67%	09/29/03

Class A (without load)(l)	7.17%	7.22%	3.98%	4.24%	09/29/03

Class C (with CDSC)(d)	5.53%	6.52%	3.31%	4.02%	12/30/02

Class C (without CDSC)(e)	6.49%	6.52%	3.31%	4.02%	12/30/02

June 30, 2014	8

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

See page 11 for important performance disclosure information about the Forward Funds.

Forward Income Builder Fund(p)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	11.58%	8.42%	5.14%	4.89%	12/27/00

Institutional Class	12.19%	8.97%	5.67%	5.41%	12/27/00

Class A (load adjusted)(q)	7.71%	7.88%	5.00%	4.73%	09/29/03

Class A (without load)(l)	11.91%	8.71%	5.41%	5.11%	09/29/03

Class C (with CDSC)(d)	10.06%	7.90%	4.62%	4.29%	12/30/02

Class C (without CDSC)(e)	11.06%	7.90%	4.62%	4.29%	12/30/02

Forward Multi-Strategy Fund(r)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return
Investor Class	12.02%	9.85%	3.49%	1.80%	12/27/00

Institutional Class	12.58%	10.42%	4.02%	2.32%	12/27/00

Class A (load adjusted)(k)	5.78%	8.76%	3.05%	4.32%	09/29/03

Class A (without load)(l)	12.23%	10.06%	3.66%	4.90%	09/29/03

Class C (with CDSC)(d)	10.50%	9.33%	2.98%	5.28%	12/30/02

Class C (without CDSC)(e)	11.50%	9.33%	2.98%	5.28%	12/30/02

(a) Prior to May 1, 2011 the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund. Prior to September 20, 2010 the Forward Frontier MarketStrat Fund was know as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund was known as the Accessor Frontier Markets Fund.

(b) Prior to May 1, 2013, the Advisor Class was known as Class M.

(c) Prior to May 1, 2010, the Forward High Yield Bond Fund was known as the Accessor High Yield Bond Fund.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund was known as the Accessor Investment Grade Fixed-Income Fund.

(g) Prior to May 1, 2013 the Forward Total MarketPlus Fund was known as the Forward Extended MarketPlus Fund. Prior to May 1, 2011 the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund. Prior to September 20, 2010 the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund was known as the Accessor Small to Mid Cap Fund.

(h) Prior to May 1, 2010, the Forward U.S. Government Money Fund was known as the Accessor U.S. Government Money Fund.

(i) The 7-Day Current Yield is the simple average of each of the last seven day’s daily yields.

(j) Prior to May 1, 2010, the Forward Balanced Allocation Fund was known as the Accessor Balanced Allocation Fund.

(k) Includes the effect of the maximum 5.75% sales charge.

(l) Excludes sales charge.

(m) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund was known as the Accessor Growth & Income Allocation Fund.

(n) Prior to May 1, 2010, the Forward Growth Allocation Fund was known as the Accessor Growth Allocation Fund.

(o) Prior to May 1, 2010, the Forward Income & Growth Allocation Fund was known as the Accessor Income & Growth Allocation Fund.

9	June 30, 2014

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

See page 11 for important performance disclosure information about the Forward Funds.

(p) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund. Prior to May 1, 2010, the Forward Income Allocation Fund was known as the Accessor Income Allocation Fund.

(q) Includes the effect of the maximum 3.75% sales charge.

(r) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund. Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund was known as the Accessor Aggressive Growth Allocation Fund.

June 30, 2014	10

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Forward Frontier Strategy Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Forward High Yield Bond Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Forward Investment Grade Fixed-Income Fund

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Forward Total MarketPlus Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

11	June 30, 2014

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

Forward U.S. Government Money Fund

An investment in the Forward U.S. Government Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Forward Balanced Allocation Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Select EM Dividend Fund, Forward Select Opportunity Fund)

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments. (Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund, Forward Total MarketPlus Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward International Real Estate Fund, Forward Real Estate Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward EM Corporate Debt Fund, Forward High Yield Bond Fund, Forward International Real Estate Fund, Forward Investment Grade Fixed-Income Fund, Forward Real Estate Fund, Forward Select Opportunity Fund, Forward Total MarketPlus Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward Frontier Strategy Fund, Forward High Yield Bond Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Investment Grade Fixed-Income Fund, Forward Managed Futures Strategy Fund, Forward Select EM Dividend Fund, Forward Select Opportunity Fund, Forward Total MarketPlus Fund)

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward Managed Futures Strategy Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward EM Corporate Debt Fund, Forward Frontier Strategy Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Select EM Dividend Fund, Forward Select Opportunity Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Forward EM Corporate Debt Fund, Forward High Yield Bond Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Forward Commodity Long/Short Strategy Fund, Forward Investment Grade Fixed-Income Fund, Forward Managed Futures Strategy Fund, Forward Total MarketPlus Fund)

June 30, 2014	12

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward Frontier Strategy Fund, Forward International Real Estate Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Select Opportunity Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward International Real Estate Fund, Forward Real Estate Fund, Forward Select Opportunity Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Select EM Dividend Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Select Opportunity Fund, Forward Total MarketPlus Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors. (Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund)

There is no guarantee the companies in our portfolio will continue to pay dividends. (Forward International Dividend Fund, Forward Select EM Dividend Fund)

Forward Growth & Income Allocation Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Select EM Dividend Fund, Forward Select Opportunity Fund)

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments. (Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund, Forward Total MarketPlus Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward International Real Estate Fund, Forward Real Estate Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward EM Corporate Debt Fund, Forward High Yield Bond Fund, Forward International Real Estate Fund, Forward Investment Grade Fixed-Income Fund, Forward Real Estate Fund, Forward Select Opportunity Fund, Forward Total MarketPlus Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward Frontier Strategy Fund, Forward High Yield Bond Fund, Forward International Dividend Fund, Forward Inter-

13	June 30, 2014

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

national Real Estate Fund, Forward Investment Grade Fixed-Income Fund, Forward Managed Futures Strategy Fund, Forward Select EM Dividend Fund, Forward Select Opportunity Fund, Forward Total MarketPlus Fund)

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward Managed Futures Strategy Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward EM Corporate Debt Fund, Forward Frontier Strategy Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Select EM Dividend Fund, Forward Select Opportunity Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Forward EM Corporate Debt Fund, Forward High Yield Bond Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Forward Commodity Long/Short Strategy Fund, Forward Investment Grade Fixed-Income Fund, Forward Managed Futures Strategy Fund, Forward Total MarketPlus Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward Frontier Strategy Fund, Forward International Real Estate Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Select Opportunity Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward International Real Estate Fund, Forward Real Estate Fund, Forward Select Opportunity Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Select EM Dividend Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Select Opportunity Fund, Forward Total MarketPlus Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors. (Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund)

There is no guarantee the companies in our portfolio will continue to pay dividends. (Forward International Dividend Fund, Forward Select EM Dividend Fund)

Forward Growth Allocation Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Select EM Dividend Fund, Forward Select Opportunity Fund)

June 30, 2014	14

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments. (Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund, Forward Total MarketPlus Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward International Real Estate Fund, Forward Real Estate Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward EM Corporate Debt Fund, Forward High Yield Bond Fund, Forward International Real Estate Fund, Forward Investment Grade Fixed-Income Fund, Forward Real Estate Fund, Forward Select Opportunity Fund, Forward Total MarketPlus Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward Frontier Strategy Fund, Forward High Yield Bond Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Investment Grade Fixed-Income Fund, Forward Managed Futures Strategy Fund, Forward Select EM Dividend Fund, Forward Select Opportunity Fund, Forward Total MarketPlus Fund)

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward Managed Futures Strategy Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward EM Corporate Debt Fund, Forward Frontier Strategy Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Select EM Dividend Fund, Forward Select Opportunity Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Forward EM Corporate Debt Fund, Forward High Yield Bond Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Forward Commodity Long/Short Strategy Fund, Forward Investment Grade Fixed-Income Fund, Forward Managed Futures Strategy Fund, Forward Total MarketPlus Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward Frontier Strategy Fund, Forward International Real Estate Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Select Opportunity Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward International Real Estate Fund, Forward Real Estate Fund, Forward Select Opportunity Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Select EM Dividend Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Select Opportunity Fund, Forward Total MarketPlus Fund)

15	June 30, 2014

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors. (Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund)

There is no guarantee the companies in our portfolio will continue to pay dividends. (Forward International Dividend Fund, Forward Select EM Dividend Fund)

Forward Income & Growth Allocation Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Select Opportunity Fund)

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments. (Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund, Forward Total MarketPlus Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward International Real Estate Fund, Forward Real Estate Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward EM Corporate Debt Fund, Forward High Yield Bond Fund, Forward International Real Estate Fund, Forward Investment Grade Fixed-Income Fund, Forward Real Estate Fund, Forward Select Opportunity Fund, Forward Total MarketPlus Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Frontier Strategy Fund, Forward High Yield Bond Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Investment Grade Fixed-Income Fund, Forward Managed Futures Strategy Fund, Forward Select Opportunity Fund, Forward Total MarketPlus Fund)

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Managed Futures Strategy Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Frontier Strategy Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Select Opportunity Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Forward EM Corporate Debt Fund, Forward High Yield Bond Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Forward Commodity Long/Short Strategy Fund, Forward Investment Grade Fixed-Income Fund, Forward Managed Futures Strategy Fund, Forward Total MarketPlus Fund)

June 30, 2014	16

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward Frontier Strategy Fund, Forward International Real Estate Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Select Opportunity Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward International Real Estate Fund, Forward Real Estate Fund, Forward Select Opportunity Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Select Opportunity Fund, Forward Total MarketPlus Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors. (Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund)

There is no guarantee the companies in our portfolio will continue to pay dividends. (Forward Emerging Markets Fund, Forward International Dividend Fund)

Forward Income Builder Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Select EM Dividend Fund, Forward Select Income Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward International Real Estate Fund, Forward Select Income Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward EM Corporate Debt Fund, Forward International Real Estate Fund, Forward Select Income Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Select EM Dividend Fund, Forward Select Income Fund)

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward EM Corporate Debt Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Select EM Dividend Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Forward EM Corporate Debt Fund)

17	June 30, 2014

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward EM Corporate Debt Fund, Forward International Real Estate Fund, Forward Select Income Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward International Real Estate Fund, Forward Select Income Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Select EM Dividend Fund)

There is no guarantee the companies in our portfolio will continue to pay dividends. (Forward International Dividend Fund, Forward Select EM Dividend Fund)

Forward Multi-Strategy Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward Dynamic Income Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Tactical Enhanced Fund)

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments. (Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward Dynamic Income Fund, Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Tactical Enhanced Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Emerging Markets Fund, Forward Endurance Long/Short Fund, Forward Frontier Strategy Fund, Forward Global Infrastructure Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Tactical Enhanced Fund)

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Emerging Markets Fund, Forward Endurance Long/Short Fund, Forward International Small Companies Fund, Forward Managed Futures Strategy Fund, Forward Tactical Enhanced Fund)

June 30, 2014	18

Fund Performance (Unaudited)

Performance Results for Periods Ended June 30, 2014

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward Dynamic Income Fund, Forward Emerging Markets Fund, Forward Endurance Long/Short Fund, Forward Frontier Strategy Fund, Forward Global Infrastructure Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Real Estate Long/Short Fund, Forward Select Opportunity Fund, Forward Tactical Enhanced Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Endurance Long/Short Fund, Forward Frontier Strategy Fund, Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Higher portfolio turnover rates will involve greater transaction costs, and may increase the potential for taxable distributions being paid to shareholders. (Forward Tactical Enhanced Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward Dynamic Income Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Dynamic Income Fund, Forward Endurance Long/Short Fund, Forward Real Estate Long/Short Fund, Forward Tactical Enhanced Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Dynamic Income Fund, Forward Endurance Long/Short Fund, Forward International Small Companies Fund, Forward Select Opportunity Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors. (Forward Commodity Long/Short Strategy Fund, Forward Endurance Long/Short Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Long/Short Fund)

There is no guarantee the companies in our portfolio will continue to pay dividends. (Forward Dynamic Income Fund, Forward Emerging Markets Fund, Forward International Dividend Fund)

19	June 30, 2014

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended June 30, 2014

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Forward Frontier Strategy Fund	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Expense Ratios(a)	Expenses Paid During Period(b) 01/01/14-06/30/14
Investor Class
Actual	$1,000.00	$1,188.80	1.29%	$7.00

Hypothetical	$1,000.00	$1,018.40	1.29%	$6.46
Institutional Class
Actual	$1,000.00	$1,190.00	0.99%	$5.38

Hypothetical	$1,000.00	$1,019.89	0.99%	$4.96
Advisor Class
Actual	$1,000.00	$1,190.00	0.99%	$5.38

Hypothetical	$1,000.00	$1,019.89	0.99%	$4.96
Class Z
Actual	$1,000.00	$1,190.50	0.89%	$4.83

Hypothetical	$1,000.00	$1,020.38	0.89%	$4.46
Forward High Yield Bond Fund
Investor Class
Actual	$1,000.00	$1,052.90	1.23%	$6.26

Hypothetical	$1,000.00	$1,018.70	1.23%	$6.16
Institutional Class
Actual	$1,000.00	$1,055.20	0.83%	$4.23
Hypothetical	$1,000.00	$1,020.68	0.83%	$4.16

June 30, 2014	20

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended June 30, 2014

Forward High Yield Bond Fund (continued)	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Expense Ratios(a)	Expenses Paid During Period(b) 01/01/14-06/30/14
Class C
Actual	$1,000.00	$1,050.60	1.73%	$8.80

Hypothetical	$1,000.00	$1,016.22	1.73%	$8.65
Class Z
Actual	$1,000.00	$1,054.70	0.73%	$3.72

Hypothetical	$1,000.00	$1,021.17	0.73%	$3.66
Forward Investment Grade Fixed-Income Fund
Investor Class
Actual	$1,000.00	$1,021.40	1.65%	$8.27

Hypothetical	$1,000.00	$1,016.61	1.65%	$8.25
Institutional Class
Actual	$1,000.00	$1,023.40	1.22%	$6.12

Hypothetical	$1,000.00	$1,018.74	1.22%	$6.11
Class Z
Actual	$1,000.00	$1,023.90	1.14%	$5.72

Hypothetical	$1,000.00	$1,019.14	1.14%	$5.71
Forward Total MarketPlus Fund
Investor Class
Actual	$1,000.00	$1,063.50	1.25%	$6.40

Hypothetical	$1,000.00	$1,018.60	1.25%	$6.26
Institutional Class
Actual	$1,000.00	$1,065.30	0.85%	$4.35

Hypothetical	$1,000.00	$1,020.58	0.85%	$4.26
Class Z
Actual	$1,000.00	$1,065.90	0.75%	$3.84

Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76
Forward U.S. Government Money Fund
Investor Class
Actual	$1,000.00	$1,000.10	0.20%	$0.99

Hypothetical	$1,000.00	$1,023.80	0.20%	$1.00
Institutional Class
Actual	$1,000.00	$1,000.10	0.20%	$0.99

Hypothetical	$1,000.00	$1,023.80	0.20%	$1.00
Class A
Actual	$1,000.00	$1,000.10	0.20%	$0.99

Hypothetical	$1,000.00	$1,023.80	0.20%	$1.00

21	June 30, 2014

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended June 30, 2014

Forward U.S. Government Money Fund (continued)	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Expense Ratios(a)	Expenses Paid During Period(b) 01/01/14-06/30/14
Class C
Actual	$1,000.00	$1,000.10	0.20%	$0.99

Hypothetical	$1,000.00	$1,023.80	0.20%	$1.00
Class Z
Actual	$1,000.00	$1,000.10	0.20%	$0.99

Hypothetical	$1,000.00	$1,023.80	0.20%	$1.00
Forward Balanced Allocation Fund
Investor Class
Actual	$1,000.00	$1,042.70	0.90%	$4.56

Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51
Institutional Class
Actual	$1,000.00	$1,045.90	0.38%	$1.93

Hypothetical	$1,000.00	$1,022.91	0.38%	$1.91
Class A
Actual	$1,000.00	$1,043.50	0.75%	$3.80

Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76
Class C
Actual	$1,000.00	$1,040.80	1.39%	$7.03

Hypothetical	$1,000.00	$1,017.90	1.39%	$6.95
Forward Growth & Income Allocation Fund
Investor Class
Actual	$1,000.00	$1,049.40	0.86%	$4.37

Hypothetical	$1,000.00	$1,020.53	0.86%	$4.31
Institutional Class
Actual	$1,000.00	$1,051.90	0.36%	$1.83

Hypothetical	$1,000.00	$1,023.01	0.36%	$1.81
Class A
Actual	$1,000.00	$1,050.20	0.71%	$3.61

Hypothetical	$1,000.00	$1,021.27	0.71%	$3.56
Class C
Actual	$1,000.00	$1,046.80	1.36%	$6.90

Hypothetical	$1,000.00	$1,018.05	1.36%	$6.80
Forward Growth Allocation Fund
Investor Class
Actual	$1,000.00	$1,058.00	0.80%	$4.08

Hypothetical	$1,000.00	$1,020.83	0.80%	$4.01

June 30, 2014	22

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended June 30, 2014

Forward Growth Allocation Fund (continued)	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Expense Ratios(a)	Expenses Paid During Period(b) 01/01/14-06/30/14
Institutional Class
Actual	$1,000.00	$1,060.70	0.30%	$1.53

Hypothetical	$1,000.00	$1,023.31	0.30%	$1.51
Class A
Actual	$1,000.00	$1,058.90	0.65%	$3.32

Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26
Class C
Actual	$1,000.00	$1,055.20	1.30%	$6.62

Hypothetical	$1,000.00	$1,018.35	1.30%	$6.51
Forward Income & Growth Allocation Fund
Investor Class
Actual	$1,000.00	$1,038.10	1.19%	$6.01

Hypothetical	$1,000.00	$1,018.89	1.19%	$5.96
Institutional Class
Actual	$1,000.00	$1,040.60	0.63%	$3.19

Hypothetical	$1,000.00	$1,021.67	0.63%	$3.16
Class A
Actual	$1,000.00	$1,038.80	1.01%	$5.11

Hypothetical	$1,000.00	$1,019.79	1.01%	$5.06
Class C
Actual	$1,000.00	$1,035.60	1.66%	$8.38

Hypothetical	$1,000.00	$1,016.56	1.66%	$8.30
Forward Income Builder Fund
Investor Class
Actual	$1,000.00	$1,071.10	0.99%	$5.08

Hypothetical	$1,000.00	$1,019.89	0.99%	$4.96
Institutional Class
Actual	$1,000.00	$1,074.20	0.49%	$2.52

Hypothetical	$1,000.00	$1,022.36	0.49%	$2.46
Class A
Actual	$1,000.00	$1,072.90	0.74%	$3.80

Hypothetical	$1,000.00	$1,021.12	0.74%	$3.71
Class C
Actual	$1,000.00	$1,069.40	1.49%	$7.65

Hypothetical	$1,000.00	$1,017.41	1.49%	$7.45

23	June 30, 2014

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended June 30, 2014

Forward Multi-Strategy Fund	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Expense Ratios(a)	Expenses Paid During Period(b) 01/01/14-06/30/14
Investor Class
Actual	$1,000.00	$1,078.60	1.01%	$5.21

Hypothetical	$1,000.00	$1,019.79	1.01%	$5.06
Institutional Class
Actual	$1,000.00	$1,081.00	0.51%	$2.63

Hypothetical	$1,000.00	$1,022.27	0.51%	$2.56
Class A
Actual	$1,000.00	$1,079.80	0.86%	$4.43

Hypothetical	$1,000.00	$1,020.53	0.86%	$4.31
Class C
Actual	$1,000.00	$1,076.00	1.51%	$7.77

Hypothetical	$1,000.00	$1,017.31	1.51%	$7.55

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to The Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (181), then divided by 365.

June 30, 2014	24

Summary of Portfolio Holdings (Note 10) (Unaudited)

Under Securities and Exchange Commission rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following tables which present portfolio holdings as a percent of total net assets are provided in compliance with such requirements.

Forward Frontier Strategy Fund*
Agency Pass-Through Securities	23.10%
U.S. Treasury Bonds & Notes	17.46%
Corporate Bonds	14.83%
Municipal Bonds	6.13%
Collateralized Mortgage Obligations	3.75%
Asset-Backed Securities	1.35%
Exchange-Traded Funds	0.04%
Net Other Assets and Liabilities	33.34%
100.00%

Forward High Yield Bond Fund
Financials	16.46%
Consumer Non-Cyclical	16.41%
Consumer Cyclical	16.06%
Energy	15.28%
Communications	11.05%
Industrials	8.83%
Basic Materials	6.09%
Technology	3.80%
Utilities	2.40%
Net Other Assets and Liabilities	3.62%
100.00%

Forward Investment Grade Fixed-Income Fund*
U.S. Treasury Bonds & Notes	54.15%
Corporate Bonds	24.22%
Collateralized Mortgage Obligations	11.89%
Asset-Backed Securities	4.32%
Municipal Bonds	2.28%
Agency Pass-Through Securities	1.74%
Bank Loans	0.12%
Short-Term Securities	0.53%
Net Other Assets and Liabilities	0.75%
100.00%

Forward Total MarketPlus Fund*
Exchange-Traded Funds	52.68%
Agency Pass-Through Securities	17.67%
Net Other Assets and Liabilities	29.65%
100.00%

Forward U.S. Government Money Fund
Repurchase Agreements	85.00%
U.S. Agency Bonds	6.61%
Other Commercial Paper	5.94%
Net Other Assets and Liabilities	2.45%
100.00%

Forward Balanced Allocation Fund
UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Investment Grade Fixed-Income Fund—Pacific Investment Management Co.	60	25.53%
Forward International Dividend Fund—Forward Management	117	20.11%	(a)
Forward EM Corporate Debt Fund—SW Asset Management, LLC	114	12.14%	(a)
Forward Select EM Dividend Fund—Forward Management	97	11.23%	(a)
Forward Commodity Long/Short Strategy Fund—Forward Management	364	7.20%	(a)
Forward Total MarketPlus Fund—Forward Management	143	5.71%
Forward Select Opportunity Fund—Forward Management	40	5.17%	(a)
Forward Managed Futures Strategy Fund—Forward Management	4	5.03%	(a)
Forward Frontier Strategy Fund—Forward Management	211	4.21%
Forward High Yield Bond Fund—First Western Capital Management Co.	80	3.30%
Forward International Real Estate Fund—Forward Management	75	1.80%	(a)
Forward Real Estate Fund—Forward Management	63	1.49%	(a)
Net Other Assets and Liabilities		-2.92%
		100.00%

25	June 30, 2014

Summary of Portfolio Holdings (Note 10) (Unaudited)

Forward Growth & Income Allocation Fund
UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward International Dividend Fund—Forward Management	117	26.81%	(a)
Forward Investment Grade Fixed-Income Fund—Pacific Investment Management Co.	60	15.40%
Forward Select EM Dividend Fund—Forward Management	97	14.84%	(a)
Forward Total MarketPlus Fund—Forward Management	143	7.72%
Forward EM Corporate Debt Fund—SW Asset Management, LLC	114	7.47%	(a)
Forward Commodity Long/Short Strategy Fund—Forward Management	364	6.81%	(a)
Forward Frontier Strategy Fund—Forward Management	211	5.66%
Forward Managed Futures Strategy Fund—Forward Management	4	5.08%	(a)
Forward Select Opportunity Fund—Forward Management	40	4.98%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	80	1.97%
Forward International Real Estate Fund—Forward Management	75	1.75%	(a)
Forward Real Estate Fund—Forward Management	63	1.50%	(a)
Net Other Assets and Liabilities		0.01%
		100.00%

Forward Growth Allocation Fund
UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward International Dividend Fund—Forward Management	117	31.59%	(a)
Forward Select EM Dividend Fund—Forward Management	97	17.81%	(a)
Forward Investment Grade Fixed-Income Fund—Pacific Investment Management Co.	60	9.35%
Forward Total MarketPlus Fund—Forward Management	143	9.07%
Forward Frontier Strategy Fund—Forward Management	211	6.59%
Forward Managed Futures Strategy Fund—Forward Management	4	5.03%	(a)
Forward Select Opportunity Fund—Forward Management	40	4.96%	(a)

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward EM Corporate Debt Fund—SW Asset Management, LLC	114	4.40%	(a)
Forward International Real Estate Fund—Forward Management	75	3.92%	(a)
Forward Real Estate Fund—Forward Management	63	3.44%	(a)
Forward Commodity Long/Short Strategy Fund—Forward Management	364	2.43%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	80	1.22%
Net Other Assets and Liabilities		0.19%
		100.00%

Forward Income & Growth Allocation Fund
UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Investment Grade Fixed-Income Fund—Pacific Investment Management Co.	60	37.54%
Forward EM Corporate Debt Fund—SW Asset Management, LLC	114	17.84%	(a)
Forward International Dividend Fund—Forward Management	117	13.40%	(a)
Forward Emerging Markets Fund—Forward Management	58	7.72%	(a)
Forward Commodity Long/Short Strategy Fund—Forward Management	364	5.61%	(a)
Forward Managed Futures Strategy Fund—Forward Management	4	5.47%	(a)
Forward Select Opportunity Fund—Forward Management	40	5.38%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	80	4.73%
Forward Total MarketPlus Fund—Forward Management	143	3.60%
Forward Frontier Strategy Fund—Forward Management	211	3.05%
Forward International Real Estate Fund—Forward Management	75	2.50%	(a)
Forward Real Estate Fund—Forward Management	63	2.18%	(a)
Net Other Assets and Liabilities		-9.02%
		100.00%

June 30, 2014	26

Summary of Portfolio Holdings (Note 10) (Unaudited)

Forward Income Builder Fund
UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward International Dividend Fund—Forward Management	117	24.15%	(a)
Forward EM Corporate Debt Fund—SW Asset Management, LLC	114	24.00%	(a)
Forward Select Income Fund—Forward Management	120	20.37%	(a)
Forward International Real Estate Fund—Forward Management	75	14.89%	(a)
Forward Select EM Dividend Fund—Forward Management	97	14.70%	(a)
Net Other Assets and Liabilities		1.89%
		100.00%

Forward Multi-Strategy Fund
UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Emerging Markets Fund—Forward Management	58	17.22%	(a)
Forward Tactical Enhanced Fund—Forward Management	1	13.44%	(a)
Forward International Dividend Fund—Forward Management	117	13.26%	(a)
Forward Real Estate Long/Short Fund—Forward Management	111	12.03%	(a)
Forward Dynamic Income Fund—Forward Management	49	9.98%	(a)
Forward Frontier Strategy Fund—Forward Management	211	8.64%
Forward Endurance Long/Short Fund—Forward Management	25	7.63%	(a)
Forward Select Opportunity Fund—Forward Management	40	7.58%	(a)
Forward Select Income Fund—Forward Management	120	4.41%	(a)
Forward Managed Futures Strategy Fund—Forward Management	4	3.03%	(a)
Forward Global Infrastructure Fund—Forward Management	78	2.74%	(a)
Forward International Small Companies Fund—Pictet Asset Management	106	2.36%	(a)
Forward International Real Estate Fund—Forward Management	75	1.65%	(a)

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Commodity Long/Short Strategy Fund—Forward Management	364	0.51%	(a)
Net Other Assets and Liabilities		-4.48%
		100.00%

These allocations may not reflect the current or future position of the portfolios.

* Weightings reflect long positions and excludes securities sold short and derivative instruments.

(a) Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Endurance Long/Short Fund, Forward Global Infrastructure Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select EM Dividend Fund, Forward Select Income Fund, Forward Select Opportunity Fund and Forward Tactical Enhanced Fund’s June 30, 2014 Semi-Annual Report may be obtained at www.forwardinvesting.com.

27	June 30, 2014

Portfolio of Investments (Note 10) (Unaudited)

Forward Frontier Strategy Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 0.04%
1,641	iShares® MSCI Frontier 100 Index Fund	$59,191

	Total Exchange-Traded Funds (Cost $48,636)	59,191

Principal Amount

Agency Pass-Through Securities: 23.10%
Federal Home Loan Mortgage Corp (FHLMC): 8.35%

$419,419	FHLMC 0.839%, 03/01/30(a)	432,183

339,857	0.867%, 04/01/30(a)	340,768

2,900,000	0.875%, 10/14/16	2,917,145

473,460	0.884%, 02/01/30(a)	476,309

2,000,000	1.125%, 05/19/17	2,002,536

1,000,000	1.125%, 03/10/17	1,001,743

249,127	1.152%, 05/25/43(a)	254,978

2,000,000	1.200%, 11/19/18	1,973,212

5,016	1.943%, 01/01/26(a)	5,192

22,986	1.950%, 01/01/36(a)	23,980

25,650	2.034%, 12/01/30(a)	26,745

34,300	2.134%, 08/01/19(a)	36,144

29,753	2.231%, 09/01/28(a)	31,037

67,419	2.231%, 06/01/30(a)	67,711

2,189	2.308%, 03/01/18(a)	2,194

36,009	2.330%, 12/01/36(a)	38,286

12,054	2.341%, 05/01/31(a)	12,688

19,579	2.349%, 11/01/32(a)	20,807

46,088	2.365%, 08/01/17(a)	46,445

124,885	2.370%, 05/01/36(a)	133,536

33,854	2.375%, 02/01/34(a)	36,074

6,533	2.375%, 04/01/33(a)	6,954

13,489	2.383%, 07/01/31(a)	13,996

187,272	2.396%, 05/01/35(a)	198,812

12,529	2.405%, 03/01/36(a)	13,350

20,809	2.416%, 08/01/35(a)	22,154

58,904	2.487%, 10/01/30(a)	61,871

12,039	2.500%, 08/01/31(a)	12,136

Principal Amount		Value (Note 2)

$39,544	2.515%, 01/01/37(a)	$42,333

46,774	2.516%, 05/01/33(a)	49,642

28,283	2.520%, 06/01/36(a)	30,256

3,556	2.526%, 07/01/29(a)	3,740

15,734	2.533%, 08/01/31(a)	15,738

41,734	2.654%, 08/01/36(a)	42,224

3,992	2.656%, 12/01/18(a)	3,985

25,322	2.725%, 06/01/37(a)	26,286

143,943	4.933%, 11/01/19(a)	150,001

31,056	5.678%, 08/01/37(a)	32,037

855,648	FHLMC, Gold 3.500%, 10/01/32	894,149

931,356	3.500%, 04/01/32	973,261

1,125,224	4.500%, 02/01/40	1,225,129

		13,697,767

Federal National Mortgage Association (FNMA): 10.17%

2,000,000	FNMA 1.200%, 07/17/17	2,000,970

4,793	1.250%, 06/01/21(a)	4,826

1,500,000	1.250%, 09/27/17(b)	1,508,333

93,123	1.326%, 10/01/44(a)	95,459

231,258	1.326%, 09/01/44(a)	236,961

2,500,000	1.375%, 11/15/16	2,536,318

2,000,000	1.500%, 10/23/19	1,952,460

5,779	1.526%, 10/01/40(a)	6,056

90,963	1.526%, 06/01/40(a)	95,291

5,116	1.719%, 12/01/24(a)	5,341

60,851	1.763%, 08/01/34(a)	64,420

116,925	1.789%, 06/01/34(a)	125,306

814,922	1.793%, 01/01/34(a)	853,976

8,336	1.863%, 01/01/20(a)	8,676

20,607	1.868%, 07/01/21(a)	20,699

341,234	1.923%, 07/01/35(a)	363,410

105,765	1.954%, 08/01/33(a)	112,031

9,510	1.959%, 05/01/18(a)	9,556

June 30, 2014	28	See Notes to Financial Statements

Portfolio of Investments (Note 10) (Unaudited)

Forward Frontier Strategy Fund

Principal Amount		Value (Note 2)

Federal National Mortgage Association (FNMA) (continued): 10.17%

$15,910	2.009%, 11/01/18(a)	$16,657

26,359	2.018%, 08/01/33(a)	27,800

55,981	2.041%, 11/01/35(a)	59,151

644,271	2.083%, 03/01/36(a)	684,831

29,278	2.083%, 03/01/18(a)	29,878

5,107	2.085%, 02/01/37(a)	5,442

35,300	2.089%, 05/01/36(a)	37,835

25,317	2.096%, 01/01/36	26,869

108,309	2.114%, 11/01/35(a)	114,616

31,310	2.118%, 11/01/35(a)	33,163

9,724	2.130%, 04/01/23(a)	9,795

59,945	2.170%, 06/01/29(a)	61,024

20,340	2.192%, 10/01/34(a)	21,649

12,059	2.207%, 08/01/30(a)	12,542

16,738	2.210%, 05/01/25(a)	16,825

19,083	2.264%, 11/01/37(a)	20,364

69,113	2.270%, 11/01/33(a)	69,931

41,958	2.305%, 06/01/32(a)	44,663

33,364	2.331%, 01/01/35(a)	35,886

57,569	2.340%, 10/01/33(a)	60,948

14,300	2.365%, 11/01/29(a)	15,257

115,246	2.407%, 07/01/35(a)	123,138

56,629	2.440%, 06/01/34(a)	56,897

11,193	2.475%, 09/01/33(a)	12,043

414,602	2.480%, 05/01/34(a)	418,621

64,766	2.492%, 08/01/24(a)	66,702

23,603	2.500%, 11/01/26(a)	23,771

87,835	2.527%, 10/01/34(a)	93,370

21,863	2.582%, 06/01/34(a)	23,483

641,774	2.590%, 12/01/39(a)	681,554

12,800	2.625%, 08/01/23(a)	12,847

27,929	2.685%, 03/01/19(a)	27,949

115	2.759%, 03/01/15(a)	115

31,803	2.778%, 03/01/36(a)	32,140

450,221	2.890%, 08/01/35(a)	482,187

29,121	2.954%, 11/01/36(a)	30,573

Principal Amount		Value (Note 2)

$719,836	3.000%, 03/01/27	$748,421

16,104	3.201%, 05/01/19(a)	16,360

26,973	3.245%, 08/01/18(a)	28,267

1,269,512	4.000%, 04/01/32	1,365,424

19,354	4.089%, 11/01/21(a)	19,474

911,742	5.000%, 01/01/40	1,017,148

		16,685,699

Government National Mortgage Association (GNMA): 4.58%

330,098	GNMA 1.625%, 04/20/34(a)	343,354

65,280	1.625%, 09/20/21(a)	67,621

182,325	1.625%, 05/20/34(a)	182,903

119,224	1.625%, 05/20/36(a)	124,165

174,306	1.625%, 10/20/33(a)	181,425

202,637	1.625%, 05/20/31(a)	211,108

57,049	1.625%, 11/20/36(a)	57,237

58,561	1.625%, 08/20/25(a)	60,298

964,639	1.625%, 10/20/40(a)	1,003,969

77,962	2.125%, 01/20/37(a)	78,308

849,721	2.500%, 12/15/27	873,791

620,832	3.000%, 10/20/26	649,437

2,290,503	3.500%, 05/15/42	2,384,668

601,736	3.500%, 07/20/27	638,012

609,886	3.500%, 09/20/28	647,309

		7,503,605

	Total Agency Pass-Through Securities (Cost $37,730,793)	37,887,071

Asset-Backed Securities: 1.35%

250,000	American Express Credit Account Master Trust, Series 2014-2, Class A 1.260%, 01/15/20	250,069

250,000	Cabela’s Master Credit Card Trust, Series 2013-2A, Class A2 0.802%, 08/16/21(a)(c)	252,339

500,000	Nissan Auto Receivables 2013-B Owner Trust, Series 2013-B, Class A3 0.840%, 11/15/17	502,300

See Notes to Financial Statements	29	June 30, 2014

Portfolio of Investments (Note 10) (Unaudited)

Forward Frontier Strategy Fund

Principal Amount		Value (Note 2)

$1,200,000	Volkswagen Auto Loan Enhanced Trust, Series 2014-1, Class A4 1.450%, 09/21/20	$1,204,322

	Total Asset-Backed Securities (Cost $2,199,782)	2,209,030

Collateralized Mortgage Obligations: 3.75%
Collateralized Mortgage Obligations-Other: 1.16%

1,000,000	Citigroup Commercial Mortgage Trust, Series 2010-RR3, Class MLSR 5.810%, 05/14/17(a)(c)	1,096,634

500,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A1 1.268%, 03/15/19	500,231

292,973	JP Morgan Chase Mortgage Trust, Series 2004, Class A5 2.351%, 12/25/34(a)	296,867

		1,893,732

Federal Home Loan Mortgage Corp (FHLMC): 1.13%

491,854	FHLMC, REMICS 3.000%, 08/15/40	504,517

645,547	3.500%, 04/15/40	676,616

218,338	4.500%, 08/15/20	232,760

428,135	FHLMC, STRIPS 3.500%, 07/15/42	439,647

		1,853,540

Federal National Mortgage Association (FNMA): 0.48%

739,123	FNMA, REMICS 4.500%, 10/25/39	794,281

Government National Mortgage Association (GNMA): 0.98%

436,535	GNMA, REMICS 3.500%, 11/20/39	456,268

415,040	4.000%, 11/16/39	438,546

478,307	4.500%, 10/20/39	516,972

186,804	4.750%, 05/20/39	199,357

		1,611,143

	Total Collateralized Mortgage Obligations (Cost $6,106,692)	6,152,696

Principal Amount		Value (Note 2)

Corporate Bonds: 14.83%
Basic Materials: 0.63%

$1,000,000	Dow Chemical Co., Sr. Unsec. Notes 2.500%, 02/15/16	$1,028,138

Consumer Cyclical: 1.20%

750,000	Daimler Finance North America Llc, Sr. Unsec. Notes 1.085%, 08/01/18(a)(c)	758,586

1,200,000	1.650%, 04/10/15(c)	1,211,765

		1,970,351

Consumer Non-Cyclical: 1.04%

1,080,000	AbbVie, Inc., Sr. Unsec. Notes 0.983%, 11/06/15(a)	1,089,353

500,000	Genzyme Corp., Sr. Unsec. Notes 3.625%, 06/15/15	515,641

100,000	Johns Hopkins Health System Corp., Sr. Unsec. Notes 1.424%, 05/15/18	98,459

		1,703,453

Consumer Staples: 0.71%

1,000,000	Kraft Foods Group, Inc., Sr. Unsec. Notes 6.125%, 08/23/18	1,161,605

Energy: 1.24%

500,000	Copano Energy Llc/Copano Energy Finance Corp., Sr. Unsec. Notes 7.125%, 04/01/21	566,812

345,000	Dominion Resources, Inc., Sr. Unsec. Notes 1.950%, 08/15/16	352,892

500,000	Noble Holding International, Ltd., Sr. Unsec. Notes 3.450%, 08/01/15	514,371

400,000	Total Capital SA, Sr. Unsec. Notes 3.125%, 10/02/15	413,661

190,000	TransCanada PipeLines, Ltd., Sr. Unsec. Notes 0.914%, 06/30/16(a)	191,637

		2,039,373

Financials: 5.68%
400,000	American Express Credit Corp., Sr. Unsec. Notes 0.781%, 03/18/19(a)	402,685

1,260,000	Branch Banking & Trust Co., Sub. Notes, Series BKNT 0.527%, 05/23/17(a)	1,251,467

401,000	0.550%, 09/13/16(a)	399,619

June 30, 2014	30	See Notes to Financial Statements

Portfolio of Investments (Note 10) (Unaudited)

Forward Frontier Strategy Fund

Principal Amount		Value (Note 2)

Financials (continued): 5.68%

$500,000	Caterpillar Financial Services Corp., Sr. Unsec. Notes 2.050%, 08/01/16	$513,944

1,000,000	Fifth Third Bancorp, Sr. Unsec. Notes 2.300%, 03/01/19	1,006,158

500,000	General Electric Capital Corp., Sr. Unsec. Notes 1.226%, 04/15/23(a)	500,632

382,000	Macquarie Group, Ltd., Sr. Unsec. Notes 1.225%, 01/31/17(a)(c)	382,727

1,450,000	Merrill Lynch & Co. Inc., Sr. Unsec. Medium-Term Notes 0.686%, 01/15/15(a)	1,452,221

895,000	Nationwide Mutual Insurance Co., Sub. Notes 5.810%, 12/15/24(a)(c)	917,375

1,000,000	Pricoa Global Funding I, Sec. Notes 2.200%, 05/16/19(c)	1,002,846

500,000	Skyway Concession Co., Llc, Sec. Notes 0.514%, 06/30/17(a)(c)	474,063

1,000,000	Wells Fargo & Co., Sr. Unsec. Notes 2.125%, 04/22/19	1,004,165

		9,307,902

Healthcare: 0.60%

1,000,000	Sanofi, Sr. Unsec. Notes 1.250%, 04/10/18	987,668

Industrials: 0.90%

100,000	Emerson Electric Co., Sr. Unsec. Notes 5.000%, 12/15/14	102,104

1,350,000	United Technologies Corp., Sr. Unsec. Notes 1.800%, 06/01/17	1,379,657

		1,481,761

Technology: 0.99%

500,000	Intel Corp., Sr. Unsec. Notes 1.350%, 12/15/17	500,471

1,000,000	Intuit, Inc., Sr. Unsec. Notes 5.750%, 03/15/17	1,117,065

		1,617,536

Telecommunication Services: 1.84%

500,000	AT&T, Inc., Sr. Unsec. Notes 0.608%, 02/12/16(a)	501,635

1,000,000	5.625%, 06/15/16	1,093,026

Principal Amount		Value (Note 2)

$500,000	Verizon Communications, Inc., Sr. Unsec. Notes 1.100%, 11/01/17	$495,751

904,000	2.500%, 09/15/16	932,213

		3,022,625

	Total Corporate Bonds (Cost $24,269,163)	24,320,412

Municipal Bonds: 6.13%

275,000	Arizona State Power Authority Power Resources, Taxable Revenue Bonds, Hoover Prepayment Project 2.199%, 10/01/19	276,647

500,000	City of Houston, Texas, General Obligation Taxable Refunding Bonds, Public Improvement, Series B 1.140%, 03/01/16	504,495

50,000	City of Houston, Texas, Utility System, Taxable Revenue Bonds, First Lien, Series B 1.086%, 05/15/17	50,156

500,000	City of Montgomery, Alabama, General Obligation Taxable Unlimited Warrants, Series B 1.070%, 04/01/16	499,870

750,000	County of Loudoun Virginia, General Obligation Taxable Refunding Bonds, Series B 0.895%, 12/01/16	753,112

250,000	County of Milwaukee Wisconsin, General Obligation Taxable Unlimited Pension Refunding Bonds, Series B 1.282%, 12/01/16	251,348

500,000	Maine State Housing Authority, Taxable Revenue Bonds, Series A 1.190%, 11/15/16	499,125

655,000	Minnesota State General Appropriation Fund, Taxable Revenue Bonds, Series B 1.053%, 06/01/17	657,587

See Notes to Financial Statements	31	June 30, 2014

Portfolio of Investments (Note 10) (Unaudited)

Forward Frontier Strategy Fund

Principal Amount		Value (Note 2)

$250,000	New Jersey Building Authority, Taxable Refinancing Revenue Bonds, Series B 1.233%, 06/15/16	$250,230

500,000	New Jersey State Economic Development Authority, Taxable Refunding Revenue Bonds (School Facilities Construction), Series QQ 1.096%, 06/15/16	500,125

500,000	New York State Urban Development Corp., State Personal Income Taxable Revenue Bonds, Series F 1.650%, 03/15/18	503,360

200,000	North Carolina Housing Finance Agency, HomeownershipTaxable Refunding Revenue Bonds, Series 35 2.040%, 07/01/18	201,342

250,000	North Texas Tollway Authority, First Tier Variable Revenue Refuding Bonds, Series A 0.860%, 01/01/50(a)	250,653

750,000	Pasadena, California, Unified School District, General Obligation Taxable Unlimited Refunding Bonds, Series B 1.861%, 11/01/18	756,330

300,000	Pearland Independent School District, General Obligation Taxable Unlimited Refunding Bonds, Series B 3.000%, 02/15/17	314,223

250,000	Pequea Valley School District, Taxable General Obligation Unlimited Bonds, Series B 0.948%, 02/01/16	249,270

500,000	Philadelphia Municipal Authority, Taxable Revenue Bonds, Series A 2.000%, 01/15/18	500,595

425,000	Rhode Island State Housing & Mortgage Finance Corp., Taxable Revenue Bonds, Series 64-T 2.080%, 10/01/17	430,814

500,000	South Carolina State Public Service Authority, Taxable Revenue Bonds, Series D 1.026%, 06/01/15(a)	501,260

Principal Amount		Value (Note 2)

$500,000	State of California, Taxable Various Purpose General Obligation Unlimited Bonds 1.050%, 02/01/16	$504,395

400,000	State of Connecticut, Special Tax Obligation Build America Revenue Bonds (Transportation Infrastructure Purposes—Direct Pay), Series B 4.376%, 11/01/21	435,440

205,000	Texas State Department of Housing & Community Affairs, Taxable Revenue Bonds, Series A 2.800%, 03/01/36	202,665

455,000	Virginia State Housing Development Authority, Taxable Revenue Bonds, Series B 2.000%, 04/01/19	454,072

500,000	Wise County, Virginia, Industrial Development Authority Facilities Lease, Taxable Revenue Bonds 1.700%, 02/01/17	497,180

	Total Municipal Bonds (Cost $10,019,487)	10,044,294

U.S. Treasury Bonds & Notes: 17.46%

5,000,000	U.S. Treasury Notes 0.500%, 06/15/16	5,006,350

3,500,000	0.625%, 08/15/16	3,508,750

5,000,000	0.750%, 01/15/17	5,008,205

6,000,000	0.750%, 03/15/17	5,999,532

6,500,000	0.875%, 05/15/17	6,508,379

2,500,000	2.375%, 07/31/17	2,610,057

	Total U.S. Treasury Bonds & Notes (Cost $28,599,547)	28,641,273

	Total Investments: 66.66% (Cost $108,974,100)	109,313,967

	Net Other Assets and Liabilities: 33.34%	54,681,954

	Net Assets: 100.00%	$163,995,921

June 30, 2014	32	See Notes to Financial Statements

Portfolio of Investments (Note 10) (Unaudited)

Forward Frontier Strategy Fund

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at June 30, 2014.

(b) Represents a step-up bond. Rate disclosed is as of June 30, 2014.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $6,096,335, representing 3.72% of net assets.

Total Return Swap Contracts

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain/(Loss)
Barclays Capital	MSCI Frontier NR USD	3-month LIBOR plus 110 Bps	Total Return	07/28/14	$8,397,155	$3,041,814
Barclays Capital	MSCI Frontier NR USD	3-month LIBOR plus 98 Bps	Total Return	07/28/14	4,000,000	1,287,483
Barclays Capital	MSCI Frontier NR USD	3-month LIBOR plus 98 Bps	Total Return	10/28/14	4,000,000	1,079,600
Barclays Capital	MSCI Frontier NR USD	3-month LIBOR plus 110 Bps	Total Return	01/27/15	12,338,912	2,617,603
Barclays Capital	MSCI Frontier NR USD	3-month LIBOR plus 119 Bps	Total Return	05/26/15	13,377,743	609,095
Barclays Capital	MSCI Frontier NR USD	3-month LIBOR plus 129 Bps	Total Return	05/26/15	10,096,697	455,940
Citibank	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 175 Bps	Total Return	03/31/15	4,075,208	595,734
Citibank	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 175 Bps	Total Return	05/07/15	4,191,983	288,967
Citibank	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 175 Bps	Total Return	05/26/15	5,563,592	179,193
Citibank	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 175 Bps	Total Return	05/26/15	5,563,667	187,184
Goldman Sachs	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 105 Bps	Total Return	09/25/14	6,815,018	2,026,792
Goldman Sachs	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 115 Bps	Total Return	10/28/14	4,499,757	1,276,187
Goldman Sachs	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 145 Bps	Total Return	06/26/15	52,319,880	1,451,520
Goldman Sachs	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 155 Bps	Total Return	06/26/15	6,564,631	(102,205)
Goldman Sachs	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 155 Bps	Total Return	07/28/15	6,433,428	(14,019)
Total of Total Return Swap Contracts					$148,237,671	$14,980,888

Investment Abbreviations:

Bps — Basis Points

LIBOR — London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

REMICS — Real Estate Mortgage Investment Conduit

Sec. — Secured

Sr. — Senior

STRIPS — Separate Trading of Registered Interest and Principal of Securities

Sub. — Subordinated

Unsec. — Unsecured

See Notes to Financial Statements	33	June 30, 2014

Portfolio of Investments (Note 10) (Unaudited)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)

Corporate Bonds: 96.38%
Basic Materials: 6.09%

$1,500,000	ArcelorMittal, Sr. Unsec. Notes 5.750%, 08/05/20	$1,618,125

1,500,000	Exopack Holdings SA, Sr. Unsec. Notes 7.875%, 11/01/19(a)	1,612,500

1,500,000	HIG BBC Intermediate Holdings Llc/HIG BBC Holdings Corp., Sr. Unsec. PIK Notes 10.500% (or 11.250% PIK), 09/15/18(a)	1,545,000

1,500,000	INEOS Group Holdings SA, Sr. Unsec. Notes 6.125%, 08/15/18(a)	1,558,125

1,500,000	Rockwood Specialties Group, Inc., Sr. Unsec. Notes 4.625%, 10/15/20	1,563,750

		7,897,500

Communications: 11.05%

1,500,000	Cablevision Systems Corp., Sr. Unsec. Notes 5.875%, 09/15/22	1,533,750

1,500,000	CCO Holdings Llc/CCO Holdings Capital Corp., Sr. Unsec. Notes 6.500%, 04/30/21	1,603,125

1,500,000	Digicel Group, Ltd., Sr. Unsec. Notes 8.250%, 09/30/20(a)	1,642,500

1,500,000	DISH DBS Corp., Sr. Unsec. Notes 5.125%, 05/01/20	1,580,625

1,500,000	Gannett Co. Inc., Sr. Unsec. Notes 6.375%, 10/15/23(a)	1,605,000

1,500,000	Gray Television, Inc., Sr. Unsec. Notes 7.500%, 10/01/20	1,623,750

1,550,000	Level 3 Financing, Inc., Sr. Unsec. Notes 6.125%, 01/15/21(a)	1,666,250

1,425,000	SiTV Llc/SiTV Finance, Inc., Sec. Notes 10.375%, 07/01/19(a)	1,467,750

1,500,000	Sprint Corp., Sr. Unsec. Notes 7.125%, 06/15/24(a)	1,593,750

		14,316,500

Consumer Cyclical: 16.06%

1,593,350	Air Canada 2013-1 Class B Pass Through Trust, Second Lien Notes 5.375%, 05/15/21(a)	1,649,117

1,450,000	Air Canada, Second Lien Notes 8.750%, 04/01/20(a)	1,631,250

Principal Amount		Value (Note 2)

$1,558,217	American Airlines 2011-1 Class B Pass Through Trust, Second Lien Notes 7.000%, 01/31/18(a)	$1,698,457

1,750,000	Ashton Woods USA Llc/Ashton Woods Finance Co., Sr. Unsec. Notes 6.875%, 02/15/21(a)	1,754,375

1,500,000	Intrepid Aviation Group Holdings Llc/Intrepid Finance Co., Sr. Unsec. Notes 6.875%, 02/15/19(a)	1,586,250

1,500,000	Landry’s Holdings II, Inc., Sr. Unsec. Notes 10.250%, 01/01/18(a)	1,597,500

1,500,000	Lennar Corp., Sr. Unsec. Notes 4.500%, 06/15/19	1,539,375

1,205,000	MGM Resorts International, Sr. Unsec. Notes 6.625%, 12/15/21	1,342,069

1,750,000	Michaels Stores, Inc., Sr. Unsub. Notes 5.875%, 12/15/20(a)	1,790,249

1,550,000	Pantry, Inc., Sr. Unsec. Notes 8.375%, 08/01/20	1,681,750

1,250,000	Rite Aid Corp., Sr. Unsec. Notes 9.250%, 03/15/20	1,428,125

1,500,000	Tops Holding II Corp., Sr. Unsec. Notes 8.750%, 06/15/18	1,571,250

1,500,000	Wynn Macau, Ltd., Sr. Unsec. Notes 5.250%, 10/15/21(a)	1,545,000

		20,814,767

Consumer Non-Cyclical: 16.41%

1,850,000	APX Group, Inc., Sr. Unsec. Notes 8.750%, 12/01/20	1,887,000

1,685,000	Beverages & More, Inc., Sec. Notes 10.000%, 11/15/18(a)	1,657,619

1,250,000	Bumble Bee Acquisition Corp., First Lien Notes 9.000%, 12/15/17(a)	1,337,500

1,350,000	C&S Group Enterprises Llc, Sec. Notes 5.375%, 07/15/22(a)	1,355,063

1,500,000	Fresenius Medical Care US Finance II, Inc., Sr. Unsec. Notes 5.625%, 07/31/19(a)	1,642,500

1,500,000	Grifols Worldwide Operations, Ltd., Sr. Unsec. Notes 5.250%, 04/01/22(a)	1,560,000

June 30, 2014	34	See Notes to Financial Statements

Portfolio of Investments (Note 10) (Unaudited)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)

Consumer Non-Cyclical (continued): 16.41%

$1,500,000	HCA, Inc., First Lien Notes 3.750%, 03/15/19	$1,516,875

1,530,000	HealthSouth Corp., Gtd. Notes 7.750%, 09/15/22	1,677,262

1,758,000	Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., Sr. Unsec. Notes 5.750%, 04/15/23	1,894,244

1,500,000	Prospect Medical Holdings, Inc., Sec. Notes 8.375%, 05/01/19(a)	1,642,500

1,500,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer Llc/Reynolds Group Issuer Lu, First Lien Notes 5.750%, 10/15/20	1,590,000

1,600,000	Smithfield Foods, Inc., Sr. Unsec. Notes 5.875%, 08/01/21(a)	1,696,000

1,750,000	Valeant Pharmaceuticals International, Inc., Sr. Unsec. Notes 5.625%, 12/01/21(a)	1,802,500

		21,259,063

Energy: 15.28%

1,500,000	Alpha Natural Resources, Inc., Second Lien Notes 7.500%, 08/01/20(a)	1,455,000

1,550,000	Approach Resources, Inc., Sr. Unsec. Notes 7.000%, 06/15/21	1,623,625

475,000	Atlas Energy Holdings Operating Co., Llc/Atlas Resource Finance Corp., Sr. Unsec. Notes 7.750%, 01/15/21	494,000

1,550,000	Consol Energy, Inc., Sr. Unsec. Notes 5.875%, 04/15/22(a)	1,627,500

1,500,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Sr. Unsec. Notes 6.000%, 12/15/20	1,582,500

525,000	Legacy Reserves LP/Legacy Reserves Finance Corp., Sr. Unsec. Notes 8.000%, 12/01/20	567,000

1,002,000	6.625%, 12/01/21	1,022,040

1,500,000	Lonestar Resources America, Inc., Sr. Unsec. Notes 8.750%, 04/15/19(a)	1,522,500

1,575,000	Murray Energy Corp., Sec. Notes 9.500%, 12/05/20(a)	1,767,937

Principal Amount		Value (Note 2)

$1,475,000	SESI Llc, Sr. Unsec. Notes 7.125%, 12/15/21	$1,670,438

1,500,000	Shelf Drilling Holdings, Ltd., Sec. Notes 8.625%, 11/01/18(a)	1,612,500

1,525,000	SunCoke Energy Partners LP/Finance Corp., Sr. Unsec. Notes 7.375%, 02/01/20(a)	1,635,563

1,500,000	Vanguard Natural Resources Llc/VNR Finance Corp., Sr. Unsec. Notes 7.875%, 04/01/20	1,631,250

1,500,000	Whiting Petroleum Corp., Sr. Unsec. Notes 5.000%, 03/15/19	1,586,250

		19,798,103

Financials: 16.46%

1,500,000	Aircastle, Ltd., Sr. Unsec. Notes 5.125%, 03/15/21	1,556,250

1,500,000	Ally Financial, Inc., Sr. Unsec. Notes 3.500%, 01/27/19	1,518,300

1,575,000	CIT Group, Inc., Sr. Unsec. Notes 5.000%, 08/15/22	1,636,031

1,500,000	CTR Partnership LP/CareTrust Capital Corp., Sr. Unsec. Notes 5.875%, 06/01/21(a)	1,518,750

1,500,000	DFC Finance Corp., First Lien Notes 10.500%, 06/15/20(a)	1,539,375

1,250,000	EPR Properties, Sr. Unsec. Notes 7.750%, 07/15/20	1,495,581

1,750,000	General Motors Financial Co., Inc., Sr. Unsec. Notes 4.250%, 05/15/23	1,752,187

1,750,000	Hunt Cos. Inc., Sec. Notes 9.625%, 03/01/21(a)	1,841,875

1,500,000	International Lease Finance Corp., Sr. Unsec. Notes 4.625%, 04/15/21	1,551,563

690,000	Kennedy-Wilson, Inc., Sr. Unsec. Notes 8.750%, 04/01/19	749,961

1,000,000	5.875%, 04/01/24	1,020,000

1,600,000	MPT Operating Partnership LP/MPT Finance Corp., Sr. Unsec. Notes 6.875%, 05/01/21	1,752,000

See Notes to Financial Statements	35	June 30, 2014

Portfolio of Investments (Note 10) (Unaudited)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)

Financials (continued): 16.46%

$1,500,000	Ocwen Financial Corp., Sr. Unsec. Notes 6.625%, 05/15/19(a)	$1,552,500

1,750,000	Rialto Holdings Llc/Rialto Corp., Sr. Unsec. Notes 7.000%, 12/01/18(a)	1,840,781

		21,325,154

Industrials: 8.83%

1,600,000	Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., Sr. Unsec Notes 6.000%, 06/30/21(a)	1,606,000

1,515,000	Aviation Capital Group Corp., Sr. Unsec. Notes 6.750%, 04/06/21(a)	1,717,066

1,395,000	Kratos Defense & Security Solutions, Inc., First Lien Notes 7.000%, 05/15/19(a)	1,454,288

1,500,000	Martin Midstream Partners LP/Martin Midstream Finance Corp., Sr. Unsec. Notes 7.250%, 02/15/21	1,597,500

1,835,000	Neovia Logistics Intermediate Holdings Llc, Sr. Unsec. PIK Notes 10.000% (or 10.750% PIK), 02/15/18(a)	1,908,400

1,500,000	Packaging Dynamics Corp., First Lien Notes 8.750%, 02/01/16(a)	1,546,125

1,500,000	Zachry Holdings, Inc., Sr. Unsec. Notes 7.500%, 02/01/20(a)	1,616,250

		11,445,629

Technology: 3.80%

1,500,000	Activision Blizzard, Inc., Sr. Unsec. Notes 5.625%, 09/15/21(a)	1,620,000

1,500,000	Advanced Micro Devices, Inc., Sr. Unsec. Notes 7.000%, 07/01/24(a)	1,535,625

1,725,000	BCP Singapore VI Cayman Financing Co., Ltd., Sec. Notes 8.000%, 04/15/21(a)	1,772,438

		4,928,063

Principal Amount		Value (Note 2)

Utilities: 2.40%

$1,500,000	NGL Energy Partners LP/NGL Energy Finance Corp., Sr. Unsec. Notes 5.125%, 07/15/19(a)	$1,511,250

1,500,000	NRG Energy, Inc., Sr. Unsec. Notes 6.250%, 07/15/22(a)	1,601,250

		3,112,500

	Total Corporate Bonds (Cost $120,594,175)	124,897,279

	Total Investments: 96.38% (Cost $120,594,175)	124,897,279

	Net Other Assets and Liabilities: 3.62%	4,689,647

	Net Assets: 100.00%	$129,586,926

Percentages are stated as a percent of net assets.

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $74,439,728, representing 57.44% of net assets.

Investment Abbreviations:

Gtd. — Guaranteed

PIK — Payment in-kind

Sec. — Secured

Sr. — Senior

Unsec. — Unsecured

Unsub. — Unsubordinated

June 30, 2014	36	See Notes to Financial Statements

Portfolio of Investments (Note 10) (Unaudited)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)

Agency Pass-Through Securities: 1.74%
Federal National Mortgage Association (FNMA): 1.74%

$172,637	FNMA 2.450%, 05/01/34(a)	$174,060

140,114	6.000%, 03/01/33	153,635

		327,695

	Total Agency Pass-Through Securities (Cost $308,636)	327,695

Asset-Backed Securities: 4.32%

379,602	ACE Securities Corp., Series 2004-HE4, Class M1 1.052%, 12/25/34(a)	342,529

55,666	Bear Stearns Asset Backed Securities Trust, Series 2005-SD3, Class 1A 0.642%, 07/25/35(a)	55,249

250,000	Falcon Franchise Loan Llc, Series 2003-1, Class C 4.100%, 01/05/25(b)(c)(d)	8,567

154,883	Home Equity Mortgage Trust, Series 2006-2, Class 1A1 5.367%, 07/25/36(e)	60,581

321,667	Small Business Administration Participation Certificates, Series 2003-20E, Class 1 4.640%, 05/01/23	345,925

	Total Asset-Backed Securities (Cost $841,323)	812,851

Bank Loans: 0.12%

21,630	Energy Future Holding Co. 4.250%, 06/19/16(a)	21,782

	Total Bank Loans (Cost $21,415)	21,782

Collateralized Mortgage Obligations: 11.89%

49,810,984	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class X1 0.822%, 11/11/41(a)(b)(d)(f)	319,039

2,047	Collateralized Mortgage Securities Corp., Series I, Class 3 9.450%, 02/01/17	2,179

Principal Amount		Value (Note 2)

$520,271	Countrywide Alternative Loan Trust, Series 2006-12CB, Class A6 6.000%, 05/25/36	$429,095

129,805	FHLMC, Series 2887, Class JD 4.500%, 03/15/19	136,637
4,731,323	GNMA, Series 2002-28, Class IO 0.222%, 01/16/42(a)(b)(f)	38,896

2,646,899	GNMA, Series 2003-64, Class XA 0.000%, 08/16/43(a)(b)(f)	8

4,089	Harborview Mortgage Loan Trust, Series 2004-4, Class 3A 1.277%, 06/19/34(a)	3,990

28,354	LB Commercial Conduit Mortgage Trust, Series 1996-C2, Class IO 0.900%, 04/25/19(b)(f)	249

229,659,840	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class X 0.019%, 06/15/38(a)(b)(d)(f)	77,625

700,000	Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A3 0.532%, 08/25/35(a)	632,229

11,153,390	Merrill Lynch Mortgage Investors, Series 1998-C1, Class IO 0.661%, 11/15/26(a)(b)(f)	210,464

650,000	Preferred Term Securities XIII, Inc. 1.801%, 03/24/34(a)(b)(d)	383,500

1,532,015	Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2, Class X1 1.118%, 11/13/36(a)(b)(d)(f)	48

	Total Collateralized Mortgage Obligations (Cost $6,855,216)	2,233,959

Corporate Bonds: 24.22%
Banks: 1.78%

170,000	Citigroup, Inc., Sr. Unsec. Notes 6.125%, 11/21/17	194,556

200,000	HSBC Bank Plc, Sr. Unsec. Notes 0.750%, Perpetual Maturity(a)(g)	140,000

		334,556

Basic Materials: 0.58%

100,000	Alcoa, Inc., Sr. Unsec. Notes 5.550%, 02/01/17	109,160

See Notes to Financial Statements	37	June 30, 2014

Portfolio of Investments (Note 10) (Unaudited)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)

Brokerage: 3.22%

$300,000	Goldman Sachs Group, Inc., Sr. Unsec. Notes 6.150%, 04/01/18	$343,949

1,300,000	Lehman Brothers Holdings, Sr. Escrow Notes 0.000%, 05/02/18	261,625

		605,574

Communications: 3.51%

200,000	Crown Castle Towers Llc, First Lien Notes 6.113%, 01/15/20(d)	235,649

100,000	Sprint Capital Corp., Sr. Unsec. Notes 6.900%, 05/01/19	110,750

200,000	Verizon Communications, Inc., Sr. Unsec. Notes 0.631%, 06/09/17(a)	200,377

100,000	5.150%, 09/15/23	112,057

		658,833

Consumer, Cyclical: 0.55%

100,000	Nissan Motor Acceptance Corp., Sr. Unsec. Notes 2.650%, 09/26/18(b)(d)	102,715

Consumer, Non-Cyclical: 0.69%

110,000	Kroger Co., Sr. Unsec Notes 6.150%, 01/15/20	129,281

Energy: 2.60%

100,000	Enterprise Products Operating Llc, Sr. Unsec. Notes 6.650%, 04/15/18	117,981

300,000	Pioneer Natural Resources Co., Sr. Unsec. Notes 7.500%, 01/15/20	370,489

		488,470

Finance-Other: 4.73%

250,000	NLV Financial Corp., Sr. Notes 7.500%, 08/15/33(b)(d)	272,321

300,000	TNK-BP Finance SA, Co., Gtd. Notes 6.625%, 03/20/17(h)	330,000

240,000	Transneft Via TransCapitalInvest Ltd., Sec. Notes 8.700%, 08/07/18(h)	286,800

		889,121

Financials: 4.52%

50,000	Bank of America Corp., Sr. Unsec. Notes 2.600%, 01/15/19	50,635

300,000	Citigroup, Inc., Sr. Unsec. Notes 0.770%, 03/10/17(a)	300,362

Principal Amount		Value (Note 2)

$200,000	Goldman Sachs Group, Inc., Sr. Medium-Term Unsec. Notes 1.324%, 11/15/18(a)	$202,946

250,000	SLM Corp., Sr. Unsec. Medium-Term Notes 8.450%, 06/15/18	296,094

		850,037

Industrials: 1.38%

250,000	Masco Corp., Sr. Unsec. Notes 4.800%, 06/15/15	258,831

Utilities: 0.66%

50,000	FirstEnergy Corp., Sr. Unsec. Notes, Series A 2.750%, 03/15/18	50,637

73,219	MP Environmental Funding Llc, Series A1 4.982%, 07/15/14	73,231

		123,868

	Total Corporate Bonds (Cost $5,198,025)	4,550,446

Municipal Bonds: 2.28%

500,000	Buckeye Tobacco Settlement Financing Authority, Sr. Turbo Revenue Bonds, Series A-2 6.500%, 06/01/47	428,515

	Total Municipal Bonds (Cost $364,738)	428,515

U.S. Treasury Bonds & Notes: 54.15%

36	U.S. Treasury Bonds STRIP Coupon 0.000%, 11/15/17(i)	35

102,696	U.S. Treasury Inflation Indexed Bonds 0.125%, 01/15/23	102,335

820,368	0.125%, 04/15/18	847,543

927,720	0.125%, 07/15/22	933,881

125,756	2.375%, 01/15/25	152,341

1,600,000	U.S. Treasury Notes 1.375%, 09/30/18	1,597,875

750,000	1.750%, 05/15/23	710,068

500,000	1.750%, 05/15/22	481,172

3,000,000	2.000%, 05/31/21	2,977,032

June 30, 2014	38	See Notes to Financial Statements

Portfolio of Investments (Note 10) (Unaudited)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)

$100,000	2.000%, 02/15/22	$98,422

2,075,000	2.500%, 05/15/24	2,070,948

100,000	2.500%, 08/15/23	100,551

100,000	2.750%, 11/15/23	102,437

	Total U.S. Treasury Bonds & Notes (Cost $10,171,411)	10,174,640
Par Value

Short-Term Securities: 0.53%
100,000	FHLB, Discount Note 0.066%, due 08/29/14(j)	99,989

	Total Short-Term Securities (Cost $99,989)	99,989

	Total Investments: 99.25% (Cost $23,860,753)	18,649,877

	Net Other Assets and Liabilities: 0.75%	141,191	(k)

	Net Assets: 100.00%	$18,791,068

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at June 30, 2014.

(b) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(c) Fair valued security under the procedures approved by the Fund’s Board of Trustees.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $1,399,464 representing 7.45% of net assets.

(e) Represents a step-up bond. Rate disclosed is as of June 30, 2014.

(f) Interest only security.

(g) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(h) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $616,800, representing 3.28% of net assets.

(i) Principal only security.

(j) Rate shown represents the bond equivalent yield to maturity at date of purchase.

(k) Includes cash which is being held as collateral for futures contracts.

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees are as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
03/23/07 — 04/25/07	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class X1 0.822%, 11/11/41(a)(b)(d)(f)	$1,039,380	$319,039	1.70%
12/29/11	Falcon Franchise Loan Llc, Series 2003-1, Class C 4.100%, 01/05/25(b)(c)(d)	0	8,567	0.04%
07/24/06 — 08/01/06	GNMA, Series 2002-28, Class IO 0.222%, 01/16/42(a)(b)(f)	867,526	38,896	0.21%
05/17/07	GNMA, Series 2003-64, Class XA 0.000%, 08/16/43(a)(b)(f)	437,298	8	0.00%	(l)
03/30/06	LB Commercial Conduit Mortgage Trust, Series 1996-C2, Class IO 0.900%, 04/25/19(b)(f)	71,177	249	0.00%	(l)
03/05/07	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class X 0.019%, 06/15/38(a)(b)(d)(f)	479,164	77,625	0.41%
03/29/06	Merrill Lynch Mortgage Investors, Series 1998-C1, Class IO 0.661%, 11/15/26(a)(b)(f)	550,129	210,464	1.12%
04/09/14	Nissan Motor Acceptance Corp., Sr. Unsec. Notes 2.650%, 09/26/18(b)(d)	101,632	102,715	0.55%
01/18/07	NLV Financial Corp., Sr. Notes 7.500%, 08/15/33(b)(d)	274,582	272,321	1.45%

See Notes to Financial Statements	39	June 30, 2014

Portfolio of Investments (Note 10) (Unaudited)

Forward Investment Grade Fixed-Income Fund

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees are as follows (continued):

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
10/03/06 — 03/27/13	Preferred Term Securities XIII, Inc. 1.801%, 03/24/34(a)(b)(d)	$640,408	$383,500	2.04%
11/07/06 — 03/29/07	Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2, Class X1 1.118%, 11/13/36(a)(b)(d)(f)	1,572,637	48	0.00%	(l)
		$6,033,933	$1,413,432	7.52%

(l) Less than 0.005%

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Loss
U.S. 5 Yr. Note Future	Long	40	10/01/14	$4,778,436	$(7,978)
Total Futures Contracts				$4,778,436	$(7,978)

Investment Abbreviations:

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

GNMA — Government National Mortgage Association

Gtd. — Guaranteed

IO — Interest Only

Sec. — Secured

Sr. — Senior

STRIP — Separate Trading of Registered Interest and Principal of Securities

Unsec.  —  Unsecured

June 30, 2014	40	See Notes to Financial Statements

Portfolio of Investments (Note 10) (Unaudited)

Forward Total MarketPlus Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 52.68%
58,500	Vanguard Short-Term Corporate Bond ETF	$4,701,645

154,400	Vanguard Short-Term Government Bond ETF	9,412,224

	Total Exchange-Traded Funds (Cost $14,097,649)	14,113,869

Principal Amount

Agency Pass-Through Securities: 17.67%
Federal Home Loan Mortgage Corp (FHLMC): 5.22%

$12,480	FHLMC 1.802%, 06/01/20(a)	12,670

51,849	1.827%, 07/01/29(a)	54,720

70,092	1.868%, 12/01/35(a)	73,720

3,459	1.943%, 01/01/26(a)	3,581

75,548	1.955%, 12/01/35(a)	79,639

8,747	1.963%, 03/01/19(a)	8,874

8,382	1.979%, 11/01/26(a)	8,659

88,180	1.983%, 02/01/36(a)	92,996

32,741	2.000%, 04/01/18(a)	32,784

17,397	2.026%, 10/01/28(a)	18,297

83,771	2.068%, 01/01/37(a)	89,251

92,883	2.100%, 08/01/33(a)	97,970

4,920	2.125%, 07/01/19(a)	5,029

783	2.200%, 03/01/17(a)	786

36,038	2.231%, 09/01/28(a)	37,594

13,007	2.239%, 05/01/33(a)	13,759

30,341	2.250%, 10/01/26(a)	30,492

3,701	2.250%, 11/01/22(a)	3,733

2,393	2.258%, 09/01/30(a)	2,554

12,868	2.270%, 01/01/31(a)	12,940

2,259	2.275%, 10/01/22(a)	2,410

4,875	2.275%, 09/01/27(a)	5,232

2,418	2.276%, 12/01/22(a)	2,419

79,946	2.291%, 07/01/30(a)	85,183

4,475	2.305%, 12/01/27(a)	4,656

10,971	2.315%, 09/01/36(a)	11,636

5,506	2.330%, 12/01/27(a)	5,830

Principal Amount		Value (Note 2)

$15,693	2.335%, 02/01/34(a)	$15,767

904	2.346%, 03/01/24(a)	909

16,624	2.348%, 09/01/30(a)	17,671

9,078	2.350%, 02/01/32(a)	9,617

4,350	2.350%, 10/01/32(a)	4,376

18,617	2.350%, 02/01/35(a)	18,710

7,220	2.355%, 10/01/31(a)	7,298

25,800	2.369%, 11/01/28(a)	27,547

29,803	2.371%, 05/01/36(a)	31,597

52,166	2.375%, 08/01/35(a)	55,624

32,475	2.375%, 02/01/33(a)	34,252

13,613	2.375%, 08/01/32(a)	14,346

11,154	2.375%, 04/01/32(a)	11,218

11,011	2.376%, 01/01/37(a)	11,730

16,339	2.383%, 07/01/31(a)	16,952

9,598	2.384%, 05/01/35(a)	10,206

8,077	2.398%, 03/01/33(a)	8,338

17,188	2.433%, 06/01/37(a)	18,333

4,154	2.453%, 01/01/24(a)	4,281

13,974	2.475%, 06/01/35(a)	14,134

3,193	2.482%, 01/01/28(a)	3,421

112,869	2.489%, 03/01/32(a)	120,630

22,755	2.491%, 10/01/20(a)	23,643

12,136	2.503%, 09/01/30(a)	12,730

6,558	2.762%, 02/01/31(a)	6,986

1,714	2.815%, 06/01/19(a)	1,714

39,850	2.869%, 01/01/29(a)	42,256

4,333	5.499%, 08/01/24(a)	4,598

48,521	5.632%, 11/01/30(a)	50,736

		1,397,034

Federal National Mortgage Association (FNMA): 12.45%

3,305	FNMA 1.250%, 06/01/21(a)	3,328

3,425	1.489%, 09/01/33(a)	3,593

6,849	1.526%, 07/01/40(a)	7,165

See Notes to Financial Statements	41	June 30, 2014

Portfolio of Investments (Note 10) (Unaudited)

Forward Total MarketPlus Fund

Principal Amount		Value (Note 2)

Federal National Mortgage Association (FNMA) (continued): 12.45%

$152,405	1.526%, 06/01/40(a)	$159,656

45,332	1.526%, 11/01/40(a)	47,440

27,947	1.527%, 01/01/31(a)	29,187

4,854	1.587%, 11/01/33(a)	5,057

12,940	1.611%, 03/01/28(a)	13,453

9,737	1.635%, 11/01/33(a)	10,163

15,548	1.662%, 09/01/27(a)	16,390

7,055	1.719%, 12/01/24(a)	7,366

13,416	1.731%, 05/01/32(a)	13,990

40,621	1.750%, 10/01/34(a)	42,372

18,464	1.786%, 08/01/33(a)	19,344

8,177	1.863%, 01/01/20(a)	8,511

47,083	1.865%, 05/01/36(a)	49,573

38,632	1.879%, 11/01/35(a)	41,322

37,754	1.880%, 01/01/35(a)	39,520

108,200	1.885%, 02/01/33(a)	113,625

20,453	1.888%, 01/01/23(a)	20,974

16,744	1.892%, 11/01/33(a)	17,440

22,929	1.899%, 01/01/35(a)	24,175

24,816	1.903%, 04/01/36(a)	26,483

34,002	1.925%, 05/01/35(a)	36,140

25,755	1.925%, 03/01/36(a)	27,477

97,870	1.925%, 11/01/34(a)	101,868

48,915	1.925%, 05/01/33(a)	51,671

10,783	1.925%, 04/01/36(a)	11,510

84,429	1.939%, 05/01/29(a)	84,743

65,493	1.940%, 06/01/35(a)	69,904

6,160	1.945%, 04/01/18(a)	6,441

47,067	1.945%, 11/01/35(a)	50,156

2,475	2.000%, 09/01/17(a)	2,513

29,074	2.000%, 10/01/17(a)	29,441

46,828	2.021%, 04/01/36(a)	49,431

115,580	2.035%, 06/01/35(a)	118,601

7,928	2.044%, 10/01/35(a)	8,377

7,389	2.050%, 08/01/29(a)	7,816

331,283	2.055%, 11/01/35(a)	348,315

Principal Amount		Value (Note 2)

$32,227	2.070%, 02/01/25(a)	$33,764

53,271	2.105%, 12/01/32(a)	54,962

6,095	2.110%, 04/01/18(a)	6,121

107,288	2.115%, 12/01/34(a)	114,474

43,628	2.120%, 02/01/35(a)	46,282

29,344	2.123%, 10/01/32(a)	29,636

4,414	2.125%, 11/01/17(a)	4,653

5,878	2.126%, 04/01/33(a)	6,146

83,160	2.133%, 04/01/34(a)	83,509

12,471	2.136%, 04/01/33(a)	13,012

105,446	2.145%, 11/01/34(a)	111,172

6,585	2.184%, 01/01/25(a)	6,759

111,107	2.210%, 07/01/34(a)	111,611

24,482	2.221%, 12/01/35(a)	24,651

38,510	2.225%, 01/01/33(a)	40,797

27,768	2.245%, 04/01/33(a)	29,386

49,151	2.250%, 04/01/32(a)	49,369

14,859	2.250%, 03/01/35(a)	15,923

6,194	2.251%, 05/01/32(a)	6,266

64,905	2.256%, 07/01/35(a)	69,047

36,224	2.257%, 04/01/40(a)	38,724

10,190	2.259%, 12/01/32(a)	10,227

13,003	2.262%, 12/01/32(a)	13,776

36,136	2.263%, 07/01/33(a)	38,625

34,134	2.277%, 11/01/34(a)	36,306

30,498	2.277%, 01/01/33(a)	31,466

4,824	2.279%, 07/01/29(a)	4,852

79,930	2.293%, 02/01/33(a)	80,906

10,814	2.305%, 06/01/32(a)	11,511

34,289	2.333%, 03/01/35(a)	36,410

9,526	2.341%, 07/01/34(a)	10,324

103,847	2.343%, 02/01/37(a)	110,918

4,205	2.343%, 05/01/33(a)	4,474

41,695	2.356%, 03/01/38(a)	44,278

46,861	2.360%, 07/01/33(a)	47,144

33,765	2.386%, 02/01/35(a)	34,208

June 30, 2014	42	See Notes to Financial Statements

Portfolio of Investments (Note 10) (Unaudited)

Forward Total MarketPlus Fund

Principal Amount		Value (Note 2)

Federal National Mortgage Association (FNMA) (continued): 12.45%

$71,819	2.460%, 07/01/28(a)	$72,140

13,557	2.475%, 09/01/33(a)	14,587

10,379	2.493%, 07/01/28(a)	11,149

12,503	2.545%, 09/01/39(a)	13,372

44,782	2.574%, 01/01/28(a)	47,986

29,699	2.635%, 12/01/30(a)	31,898

4,350	3.046%, 04/01/33(a)	4,400

2,440	3.837%, 10/01/27(a)	2,428

1,220	4.154%, 02/01/18(a)	1,232

		3,335,412

	Total Agency Pass-Through Securities (Cost $4,625,804)	4,732,446

	Total Investments: 70.35% (Cost $18,723,453)	18,846,315

	Net Other Assets and Liabilities: 29.65%	7,943,766

	Net Assets: 100.00%	$26,790,081

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at June 30, 2014.

Total Return Swap Contracts

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain
Goldman Sachs	Russell 3000® Total Return Index	1-month LIBOR plus 44 Bps	Total Return	03/26/15	$24,281,740	$2,701,414
Total of Total Return Swap Contracts					$24,281,740	$2,701,414

Investment Abbreviations:

Bps — Basis Points

ETF — Exchange-Traded Fund

LIBOR — London Interbank Offered Rate

See Notes to Financial Statements	43	June 30, 2014

Portfolio of Investments (Note 10) (Unaudited)

Forward U.S. Government Money Fund

Principal Amount		Value (Note 2)

U.S. Agency Bonds: 6.61%
Federal Farm Credit Bank (FFCB): 3.57%

$3,000,000	Federal Farm Credit Bank, Variable Rate 0.174%, 07/18/14, 04/18/16(a)	$3,000,000

Federal Home Loan Bank (FHLB): 3.04%

700,000	Federal Home Loan Bank 3.250%, 09/12/14	704,230

500,000	Federal Home Loan Bank 4.625%, 09/12/14	504,369

235,000	Federal Home Loan Bank 5.250%, 09/12/14	237,343

1,115,000	Federal Home Loan Bank, Variable Rate 0.133%, 08/03/14, 02/03/17(a)	1,112,468

		2,558,410

	Total U.S. Agency Bonds (Cost $5,558,410)	5,558,410

Other Commercial Paper: 5.94%
Short-Term Securities: 5.94%

5,000,000	Commonwealth Bank of Australia, Variable Rate 0.228%, 07/23/14, 10/17/14(a)(b)(c)	5,000,084

	Total Other Commercial Paper (Cost $5,000,084)	5,000,084

Repurchase Agreements: 85.00%

16,500,000	G.X. Clarke & Co., 0.130%, dated 06/30/14 and maturing 07/01/14 with a repurchase amount of $16,500,060, collateralized by several FAMC, FFCB, FICO, FNMA, and TVA Securities with rates ranging from 0.000% to 7.320% and with maturity dates ranging from 07/05/14 to 06/25/24 with a collateral value of $16,830,000.	16,500,000

11,000,000	G.X. Clarke & Co., 0.150%, dated 06/30/14 and maturing 07/07/14 with a repurchase amount of $11,000,321, collateralized by several FHLMC and FNMA Securities with rates ranging from 0.375% to 7.250% and with maturity dates ranging from 09/21/15 to 07/15/32 with a collateral value of $11,222,971.	11,000,000

Principal Amount		Value (Note 2)

$11,000,000	G.X. Clarke & Co., 0.210%, dated 06/30/14 and maturing 07/01/14 with a repurchase amount of $11,000,064, collateralized by several FFCB and FHLMC Securities with rates ranging from 0.190% to 5.125% and with maturity dates ranging from 05/14/15 to 12/11/20 with a collateral value of $11,220,079.	$11,000,000

11,000,000	G.X. Clarke & Co., 0.210%, dated 06/30/14 and maturing 07/02/14 with a repurchase amount of $11,000,128, collateralized by several FHLMC Securities with rates ranging from 0.450% to 6.750% and with maturity dates ranging from 01/15/15 to 07/15/32 with a collateral value of $11,221,152.	11,000,000

11,000,000	G.X. Clarke & Co., 0.210%, dated 06/30/14 and maturing 07/03/14 with a repurchase amount of $11,000,193, collateralized by several FHLMC and FNMA Securities with rates ranging from 0.450% to 6.750% and with maturity dates ranging from 07/30/14 to 07/15/32 with a collateral value of $11,222,866.	11,000,000

11,000,000	G.X. Clarke & Co., 0.210%, dated 06/30/14 and maturing 07/03/14 with a repurchase amount of $11,000,193, collateralized by several FFCB Securities with rates ranging from 0.165% to 7.320% and with maturity dates ranging from 11/19/14 to 06/26/18 with a collateral value of $11,224,881.	11,000,000

	Total Repurchase Agreements (Cost $71,500,000)	71,500,000

	Total Investments: 97.55% (Cost $82,058,494)	82,058,494

	Net Other Assets and Liabilities: 2.45%	2,063,970

	Net Assets: 100.00%	$84,122,464

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at June 30, 2014. The first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity.

June 30, 2014	44	See Notes to Financial Statements

Portfolio of Investments (Note 10) (Unaudited)

Forward U.S. Government Money Fund

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $5,000,084, representing 5.94% of net assets.

(c) Rate shown represents the bond equivalent yield to maturity at date of purchase.

Investment Abbreviations:

FAMC — Federal Agricultural Mortgage Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

TVA — Tennessee Valley Authority

See Notes to Financial Statements	45	June 30, 2014

Portfolio of Investments (Note 10) (Unaudited)

Forward Balanced Allocation Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 102.92%

61,939	Forward Commodity Long/Short Strategy Fund — Class Z(a)	7.20%	$1,289,575

229,230	Forward EM Corporate Debt Fund — Institutional Class(a)	12.14%	2,173,101

53,361	Forward Frontier Strategy Fund — Class Z	4.21%	753,985

55,756	Forward High Yield Bond Fund — Class Z	3.30%	589,903

433,546	Forward International Dividend Fund — Institutional Class(a)	20.11%	3,598,428

20,594	Forward International Real Estate Fund — Institutional Class(a)	1.80%	322,707

413,089	Forward Investment Grade Fixed-Income Fund — Class Z	25.53%	4,568,767

44,661	Forward Managed Futures Strategy Fund — Class Z(a)	5.03%	899,924

17,492	Forward Real Estate Fund —Institutional Class(a)	1.49%	265,880

85,799	Forward Select EM Dividend Fund — Institutional Class(a)	11.23%	2,009,422

32,211	Forward Select Opportunity Fund — Institutional Class(a)	5.17%	925,429

25,565	Forward Total MarketPlus Fund — Class Z	5.71%	1,021,827

	Total Affiliated Investment Companies (Cost $16,774,434)		18,418,948

	Total Investments: 102.92% (Cost $16,774,434)		18,418,948

	Net Other Assets and Liabilities: (2.92)%		(521,994)

	Net Assets: 100.00%		$17,896,954

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Select EM Divided Fund and Forward Select Opportunity Fund’s June 30, 2014 Semi-Annual Report may be obtained at www.forwardinvesting.com.

June 30, 2014	46	See Notes to Financial Statements

Portfolio of Investments (Note 10) (Unaudited)

Forward Growth & Income Allocation Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 99.99%

91,941	Forward Commodity Long/Short Strategy Fund — Class Z(a)	6.81%	$1,914,214

221,675	Forward EM Corporate Debt Fund — Institutional Class(a)	7.47%	2,101,475

112,674	Forward Frontier Strategy Fund — Class Z	5.66%	1,592,078

52,423	Forward High Yield Bond Fund — Class Z	1.97%	554,632

908,197	Forward International Dividend Fund — Institutional Class(a)	26.81%	7,538,040

31,389	Forward International Real Estate Fund — Institutional Class(a)	1.75%	491,873

391,383	Forward Investment Grade Fixed-Income Fund — Class Z	15.40%	4,328,698

70,944	Forward Managed Futures Strategy Fund — Class Z(a)	5.08%	1,429,524

27,828	Forward Real Estate Fund — Institutional Class(a)	1.50%	422,990

178,167	Forward Select EM Dividend Fund — Institutional Class(a)	14.84%	4,172,666

48,778	Forward Select Opportunity Fund — Institutional Class(a)	4.98%	1,401,380

54,337	Forward Total MarketPlus Fund — Class Z	7.72%	2,171,843

	Total Affiliated Investment Companies (Cost $25,744,828)		28,119,413

	Total Investments: 99.99% (Cost $25,744,828)		28,119,413

	Net Other Assets and Liabilities: 0.01%		1,677

	Net Assets: 100.00%		$28,121,090

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Select EM Dividend Fund and Forward Select Opportunity Fund’s June 30, 2014 Semi-Annual Report may be obtained at www.forwardinvesting.com.

See Notes to Financial Statements	47	June 30, 2014

Portfolio of Investments (Note 10) (Unaudited)

Forward Growth Allocation Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 99.81%

42,881	Forward Commodity Long/Short Strategy Fund — Class Z(a)	2.43%	$892,784

170,407	Forward EM Corporate Debt Fund — Institutional Class(a)	4.40%	1,615,457

171,123	Forward Frontier Strategy Fund — Class Z	6.59%	2,417,972

42,409	Forward High Yield Bond Fund — Class Z	1.22%	448,690

1,396,569	Forward International Dividend Fund — Institutional Class(a)	31.59%	11,591,523

91,863	Forward International Real Estate Fund — Institutional Class(a)	3.92%	1,439,486

310,083	Forward Investment Grade Fixed-Income Fund — Class Z	9.35%	3,429,514

91,654	Forward Managed Futures Strategy Fund — Class Z(a)	5.03%	1,846,833

83,170	Forward Real Estate Fund — Institutional Class(a)	3.44%	1,264,186

279,023	Forward Select EM Dividend Fund — Institutional Class(a)	17.81%	6,534,729

63,409	Forward Select Opportunity Fund — Institutional Class(a)	4.96%	1,821,733

83,279	Forward Total MarketPlus Fund — Class Z	9.07%	3,328,649

	Total Affiliated Investment Companies (Cost $33,503,949)		36,631,556

	Total Investments: 99.81% (Cost $33,503,949)		36,631,556

	Net Other Assets and Liabilities: 0.19%		70,500

	Net Assets: 100.00%		$36,702,056

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Select EM Dividend Fund and Forward Select Opportunity Fund’s June 30, 2014 Semi-Annual Report may be obtained at www.forwardinvesting.com.

June 30, 2014	48	See Notes to Financial Statements

Portfolio of Investments (Note 10) (Unaudited)

Forward Income & Growth Allocation Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 109.02%

21,741	Forward Commodity Long/Short Strategy Fund — Class Z(a)	5.61%	$452,642

152,044	Forward EM Corporate Debt Fund — Institutional Class(a)	17.84%	1,441,375

53,911	Forward Emerging Markets Fund — Institutional Class(a)	7.72%	623,209

17,435	Forward Frontier Strategy Fund — Class Z	3.05%	246,350

36,095	Forward High Yield Bond Fund — Class Z	4.73%	381,882

130,315	Forward International Dividend Fund — Institutional Class(a)	13.40%	1,081,616

12,866	Forward International Real Estate Fund — Institutional Class(a)	2.50%	201,612

274,062	Forward Investment Grade Fixed-Income Fund — Class Z	37.54%	3,031,131

21,905	Forward Managed Futures Strategy Fund — Class Z(a)	5.47%	441,386

11,598	Forward Real Estate Fund — Institutional Class(a)	2.18%	176,288

15,124	Forward Select Opportunity Fund — Institutional Class(a)	5.38%	434,526

7,269	Forward Total MarketPlus Fund — Class Z	3.60%	290,545

	Total Affiliated Investment Companies (Cost $8,004,899)		8,802,562

	Total Investments: 109.02% (Cost $8,004,899)		8,802,562

	Net Other Assets and Liabilities: (9.02)%		(728,666)

	Net Assets: 100.00%		$8,073,896

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund and Forward Select Opportunity Fund’s June 30, 2014 Semi-Annual Report may be obtained at www.forwardinvesting.com.

See Notes to Financial Statements	49	June 30, 2014

Portfolio of Investments (Note 10) (Unaudited)

Forward Income Builder Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 98.11%

440,366	Forward EM Corporate Debt Fund —Institutional Class(a)	24.00%	$4,174,671

505,913	Forward International Dividend Fund —Institutional Class(a)	24.15%	4,199,076

165,230	Forward International Real Estate Fund — Institutional Class(a)	14.89%	2,589,148

109,173	Forward Select EM Dividend Fund —Institutional Class(a)	14.70%	2,556,836

137,418	Forward Select Income Fund —Institutional Class(a)	20.37%	3,542,635

	Total Affiliated Investment Companies (Cost $16,292,104)		17,062,366

	Total Investments: 98.11% (Cost $16,292,104)		17,062,366

	Net Other Assets and Liabilities: 1.89%		328,509

	Net Assets: 100.00%		$17,390,875

Percentages are stated as a percent of net assets.

(a) Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Select EM Dividend Fund and Forward Select Income Fund’s June 30, 2014 Semi-Annual Report may be obtained at www.forwardinvesting.com.

June 30, 2014	50	See Notes to Financial Statements

Portfolio of Investments (Note 10) (Unaudited)

Forward Multi-Strategy Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 104.48%

4,460	Forward Commodity Long/Short Strategy Fund — Class Z(a)	0.51%	$92,850

68,259	Forward Dynamic Income Fund — Institutional Class(a)	9.98%	1,814,328

270,796	Forward Emerging Markets Fund — Institutional Class(a)	17.22%	3,130,398

48,564	Forward Endurance Long/Short Fund — Institutional Class(a)	7.63%	1,387,486

111,181	Forward Frontier Strategy Fund — Class Z	8.64%	1,570,993

19,678	Forward Global Infrastructure Fund — Institutional Class(a)	2.74%	497,847

290,346	Forward International Dividend Fund — Institutional Class(a)	13.26%	2,409,868

19,116	Forward International Real Estate Fund — Institutional Class(a)	1.65%	299,544

24,065	Forward International Small Companies Fund — Institutional Class(a)	2.36%	429,326

27,302	Forward Managed Futures Strategy Fund — Class Z(a)	3.03%	550,139

66,922	Forward Real Estate Long/Short Fund — Institutional Class(a)	12.03%	2,187,666

31,086	Forward Select Income Fund — Institutional Class(a)	4.41%	801,396

47,929	Forward Select Opportunity Fund — Institutional Class(a)	7.58%	1,377,014

89,869	Forward Tactical Enhanced Fund — Institutional Class(a)	13.44%	2,442,641

	Total Affiliated Investment Companies (Cost $17,320,726)		18,991,496

	Total Investments: 104.48% (Cost $17,320,726)		18,991,496

	Net Other Assets and Liabilities: (4.48)%		(813,488)

	Net Assets: 100.00%		$18,178,008

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Emerging Markets Fund, Forward Endurance Long/Short Fund, Forward Global Infrastructure Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund and Forward Tactical Enhanced Fund’s June 30, 2014 Semi-Annual Report may be obtained at www.forwardinvesting.com.

See Notes to Financial Statements	51	June 30, 2014

Statement of Assets and Liabilities (Unaudited)

	Forward Frontier Strategy Fund	Forward High Yield Bond Fund	Forward Investment Grade Fixed- Income Fund
Assets:
Investments, at value	$109,313,967	$124,897,279	$18,649,877
Cash	38,294,983	9,008,313	48,838
Deposit with broker for futures contracts	—	—	81,000
Variation margin receivable	—	—	2,817
Unrealized gain on swap contracts	15,097,112	—	—
Receivable for swap contract payments	400,565	—	—
Receivable for investments sold	289,604	2,161,512	232
Receivable for shares sold	828,600	54,228	5,400
Interest and dividends receivable	378,861	1,813,199	130,354
Other assets	29,754	29,872	40,516

Total Assets	164,633,446	137,964,403	18,959,034

Liabilities:
Unrealized loss on swap contracts	116,224	—	—
Payable for investments purchased	264,503	8,079,443	—
Payable for shares redeemed	100,202	170,814	143,271
Payable to advisor	88,958	26,311	4,084
Payable to sub-advisor	—	26,311	4,084
Payable for distribution and service fees	22,122	27,541	717
Payable to trustees	2,836	3,337	602
Payable for chief compliance officer fee	518	774	143
Payable for legal and audit fees	14,975	14,471	6,090
Accrued expenses and other liabilities	27,187	28,475	8,975

Total Liabilities	637,525	8,377,477	167,966

Net Assets	$163,995,921	$129,586,926	$18,791,068

Net Assets Consist of:
Paid-in capital	$131,676,427	$122,720,222	$34,295,658
Accumulated net investment income/(loss)	(100,759)	106,971	(31,370)
Accumulated net realized gain/(loss) on investments, written option contracts, futures contracts and swap contracts	17,099,498	2,456,629	(10,254,366)
Net unrealized appreciation/(depreciation) on investments, futures contracts and swap contracts	15,320,755	4,303,104	(5,218,854)

Total Net Assets	$163,995,921	$129,586,926	$18,791,068

Investments, At Cost	$108,974,100	$120,594,175	$23,860,753

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$14.05	$10.63	$11.07
Net Assets	$39,343,451	$48,356,993	$1,125,939
Shares of beneficial interest outstanding	2,800,334	4,549,230	101,734
Institutional Class:
Net Asset Value, offering and redemption price per share	$14.10	$10.60	$11.08
Net Assets	$116,353,657	$78,062,449	$2,306,506
Shares of beneficial interest outstanding	8,252,209	7,365,778	208,098

June 30, 2014	52	See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

	Forward Frontier Strategy Fund (continued)	Forward High Yield Bond Fund (continued)	Forward Investment Grade Fixed- Income Fund (continued)
Class C:
Net Asset Value, offering and redemption price per share	—	$10.60	—
Net Assets	—	$1,191,975	—
Shares of beneficial interest outstanding	—	112,471	—
Advisor Class:
Net Asset Value, offering and redemption price per share	$14.10	—	—
Net Assets	$1,716,741	—	—
Shares of beneficial interest outstanding	121,729	—	—
Class Z:
Net Asset Value, offering and redemption price per share	$14.13	$10.58	$11.06
Net Assets	$6,582,072	$1,975,509	$15,358,623
Shares of beneficial interest outstanding	465,774	186,683	1,388,617

See Notes to Financial Statements	53	June 30, 2014

Statement of Assets and Liabilities (Unaudited)

	Forward Total MarketPlus Fund	Forward U.S. Government Money Fund
Assets:
Investments, at value	$18,846,315	$10,558,494
Repurchase agreements, at value	—	71,500,000
Cash	—	2,037,277
Unrealized gain on swap contracts	2,701,414	—
Receivable for investments sold	5,457,762	—
Receivable for shares sold	196	—
Receivable due from advisor	—	5,613
Interest and dividends receivable	10,752	19,896
Other assets	13,772	25,560

Total Assets	27,030,211	84,146,840

Liabilities:
Payable to custodian	99,450	—
Payable for swap contract payments	56,232	—
Payable for shares redeemed	50,000	—
Payable for fund distribution	—	606
Payable to advisor	5,301	—
Payable for distribution and service fees	2,622	205
Payable to trustees	828	2,032
Payable for chief compliance officer fee	217	404
Payable for legal and audit fees	17,124	9,601
Accrued expenses and other liabilities	8,356	11,528

Total Liabilities	240,130	24,376

Net Assets	$26,790,081	$84,122,464

Net Assets Consist of:
Paid-in capital	$22,971,753	$84,123,640
Accumulated net investment loss	(30,324)	—
Accumulated net realized gain/(loss) on investments and swap contracts	1,024,376	(1,176)
Net unrealized appreciation on investments and swap contracts	2,824,276	—

Total Net Assets	$26,790,081	$84,122,464

Investments, At Cost	$18,723,453	$10,558,494

Repurchase Agreements, At Cost	$—	$71,500,000

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$37.19	$1.00
Net Assets	$1,687,906	$1,098,304
Shares of beneficial interest outstanding	45,391	1,097,586
Institutional Class:
Net Asset Value, offering and redemption price per share	$39.83	$1.00
Net Assets	$18,289,377	$76,931,314
Shares of beneficial interest outstanding	459,199	76,933,557

June 30, 2014	54	See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

	Forward Total MarketPlus Fund (continued)	Forward U.S. Government Money Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	—	$1.00
Net Assets	—	$1,334,870
Shares of beneficial interest outstanding	—	1,335,191
Class C:
Net Asset Value, offering and redemption price per share	—	$1.00
Net Assets	—	$2,137,173
Shares of beneficial interest outstanding	—	2,137,286
Class Z:
Net Asset Value, offering and redemption price per share	$39.97	$1.00
Net Assets	$6,812,798	$2,620,803
Shares of beneficial interest outstanding	170,450	2,621,051

See Notes to Financial Statements	55	June 30, 2014

Statement of Assets and Liabilities (Unaudited)

	Forward Balanced Allocation Fund	Forward Growth & Income Allocation Fund	Forward Growth Allocation Fund
Assets:
Investments in affiliates, at value	$18,418,948	$28,119,413	$36,631,556
Cash	41,540	—	12,914
Receivable for investments sold	—	500,000	—
Receivable for shares sold	11,255	4,219	64,104
Interest and dividends receivable	—	12,121	—
Other assets	20,692	21,922	21,807

Total Assets	18,492,435	28,657,675	36,730,381

Liabilities:
Payable to custodian	—	493,990	—
Payable for investments purchased	—	12,121	—
Payable for shares redeemed	578,561	4,914	1,960
Payable for distribution and service fees	6,839	12,628	12,526
Payable for chief compliance officer fee	151	178	219
Payable for legal and audit fees	8,094	8,179	8,197
Accrued expenses and other liabilities	1,836	4,575	5,423

Total Liabilities	595,481	536,585	28,325

Net Assets	$17,896,954	$28,121,090	$36,702,056

Net Assets Consist of:
Paid-in capital	$19,393,105	$31,304,964	$40,901,935
Accumulated net investment income	4,008	9,195	15,386
Accumulated net realized loss on investments	(3,144,673)	(5,567,654)	(7,342,872)
Net unrealized appreciation on investments	1,644,514	2,374,585	3,127,607

Total Net Assets	$17,896,954	$28,121,090	$36,702,056

Investments in Affiliates, At Cost	$16,774,434	$25,744,828	$33,503,949

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$15.72	$16.21	$15.47
Net Assets	$1,725,895	$4,030,421	$3,078,151
Shares of beneficial interest outstanding	109,799	248,650	199,027
Institutional Class:
Net Asset Value, offering and redemption price per share	$15.74	$16.23	$15.47
Net Assets	$7,070,627	$6,707,050	$15,439,801
Shares of beneficial interest outstanding	449,295	413,334	998,078
Class A:
Net Asset Value, offering and redemption price per share	$15.71	$16.18	$15.46
Net Assets	$4,366,341	$8,558,687	$9,305,565
Shares of beneficial interest outstanding	277,858	529,054	601,921
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$16.67	$17.17	$16.40
Class C:
Net Asset Value, offering and redemption price per share	$15.70	$16.18	$15.33
Net Assets	$4,734,091	$8,824,932	$8,878,539
Shares of beneficial interest outstanding	301,611	545,566	579,237

June 30, 2014	56	See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

	Forward Income & Growth Allocation Fund		Forward Income Builder Fund		Forward Multi- Strategy Fund
Assets:
Investments in affiliates, at value	$8,802,562		$17,062,366		$18,991,496
Cash	36,927		382,622		26,590
Receivable for shares sold	3,453		12,171		13,073
Receivable due from advisor	—		186		25
Other assets	19,941		20,610		20,765

Total Assets	8,862,883		17,477,955		19,051,949

Liabilities:
Payable for shares redeemed	776,861		68,922		858,333
Payable for distribution and service fees	2,608		7,758		5,005
Payable for chief compliance officer fee	87		99		94
Payable for legal and audit fees	7,876		7,879		7,828
Accrued expenses and other liabilities	1,555		2,422		2,681

Total Liabilities	788,987		87,080		873,941

Net Assets	$8,073,896		$17,390,875		$18,178,008

Net Assets Consist of:
Paid-in capital	$6,726,879		$16,288,171		$20,281,336
Accumulated net investment income/(loss)	805		(2,405)		10,059
Accumulated net realized gain/(loss) on investments	548,549		334,847		(3,784,157)
Net unrealized appreciation on investments	797,663		770,262		1,670,770

Total Net Assets	$8,073,896		$17,390,875		$18,178,008

Investments in Affiliates, At Cost	$8,004,899		$16,292,104		$17,320,726

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$14.57		$16.05		$15.43
Net Assets	$474,346		$2,098,162		$1,195,530
Shares of beneficial interest outstanding	32,564		130,691		77,465
Institutional Class:
Net Asset Value, offering and redemption price per share	$14.56		$16.08		$15.98
Net Assets	$5,126,274		$5,897,799		$11,052,896
Shares of beneficial interest outstanding	352,120		366,869		691,547
Class A:
Net Asset Value, offering and redemption price per share	$14.55		$16.07		$15.75
Net Assets	$871,878		$1,877,194		$3,675,242
Shares of beneficial interest outstanding	59,913		116,837		233,411
Maximum offering price per share	$15.44	(a)	$16.70	(b)	$16.71	(a)
Class C:
Net Asset Value, offering and redemption price per share	$14.51		$16.01		$15.01
Net Assets	$1,601,398		$7,517,720		$2,254,340
Shares of beneficial interest outstanding	110,383		469,662		150,188

(a) Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)

(b) Maximum offering price per share (NAV/0.9625, based on maximum sales charge of 3.75% of the offering price)

See Notes to Financial Statements	57	June 30, 2014

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	Forward Frontier Strategy Fund	Forward High Yield Bond Fund	Forward Investment Grade Fixed- Income Fund
Investment Income:
Interest	$517,749	$4,124,294	$462,675
Dividends	38,381	—	—

Total Investment Income	556,130	4,124,294	462,675

Expenses:
Investment advisory fee	543,902	167,061	28,708
Investment sub-advisory fee	—	167,061	28,708
Administration fee	44,042	43,282	14,414
Custodian fee	1,280	4,113	3,680
Legal and audit fees	30,600	27,518	28,307
Transfer agent fee	24,296	20,419	5,081
Trustees’ fees and expenses	8,085	9,351	1,649
Registration/filing fees	19,641	25,988	15,764
Reports to shareholder and printing fees	18,691	12,043	2,268
Distribution and service fees
Investor Class	35,432	124,505	2,996
Institutional Class	51,332	37,838	2,107
Class C	—	6,017	—
Advisor Class	633	—	—
Chief compliance officer fee	3,744	4,380	774
Other	5,611	5,253	1,452

Total expenses before waiver	787,289	654,829	135,908
Less fees waived/reimbursed by investment advisor (Note 3)	(130,400)	—	—

Total Net Expenses	656,889	654,829	135,908

Net Investment Income/(Loss):	(100,759)	3,469,465	326,767

Net realized gain/(loss) on investments	363,379	3,040,871	(1,278,944)
Net realized loss on written option contracts	—	—	(5,814)
Net realized gain on futures contracts	—	—	10,663
Net realized gain on swap contracts	16,748,183	—	—
Net change in unrealized appreciation on investments	289,812	548,563	1,735,158
Net change in unrealized depreciation on written option contracts	—	—	(147)
Net change in unrealized appreciation on futures contracts	—	—	65,700
Net change in unrealized appreciation on swap contracts	4,927,478	—	—

Net Realized and Unrealized Gain on Investments, Written Option Contracts, Futures Contracts and Swap Contracts	22,328,852	3,589,434	526,616

Net Increase in Net Assets Resulting From Operations	$22,228,093	$7,058,899	$853,383

June 30, 2014	58	See Notes to Financial Statements

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	Forward Total MarketPlus Fund	Forward U.S. Government Money Fund
Investment Income:
Interest	$41,029	$83,728
Dividends	64,580	—

Total Investment Income	105,609	83,728

Expenses:
Investment advisory fee	81,447	31,662
Administration fee	20,161	32,106
Custodian fee	266	229
Legal and audit fees	20,401	17,958
Transfer agent fee	9,498	13,066
Trustees’ fees and expenses	2,377	5,367
Registration/filing fees	12,939	21,107
Reports to shareholder and printing fees	6,091	7,941
Distribution and service fees
Investor Class	4,148	2,686
Institutional Class	9,614	—
Class A	—	1,901
Class C	—	10,954
Administrative services fees-Investor Class, Institutional Class, Class A and Class C	—	95,696
Chief compliance officer fee	1,117	2,550
Other	1,655	3,714

Total expenses before waiver	169,714	246,937
Less fees waived/reimbursed by investment advisor (Note 3)	(33,781)	(55,931)
Distribution and service fees
Investor Class	—	(2,686)
Class A	—	(1,901)
Class C	—	(10,954)
Administrative services fees-Investor Class, Institutional Class, Class A and Class C	—	(95,696)

Total Net Expenses	135,933	79,769

Net Investment Income/(Loss):	(30,324)	3,959

Net realized gain on investments	5,906	—
Net realized gain on swap contracts	6,438,449	—
Net change in unrealized appreciation on investments	30,128	—
Net change in unrealized depreciation on swap contracts	(4,590,408)	—

Net Realized and Unrealized Gain on Investments and Swap Contracts	1,884,075	—

Net Increase in Net Assets Resulting From Operations	$1,853,751	$3,959

See Notes to Financial Statements	59	June 30, 2014

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	Forward Balanced Allocation Fund	Forward Growth & Income Allocation Fund	Forward Growth Allocation Fund
Investment Income:
Interest	$278	$457	$582
Dividends from affiliated investment company shares	487,399	675,086	877,895

Total Investment Income	487,677	675,543	878,477

Expenses:
Investment advisory fee	12,297	16,031	19,712
Administration fee	6,518	7,272	8,017
Custodian fee	556	699	669
Legal and audit fees	10,489	10,593	10,631
Transfer agent fee	4,768	10,831	12,054
Registration/filing fees	19,377	20,039	18,823
Reports to shareholder and printing fees	3,544	5,763	6,688
Distribution and service fees
Investor Class	6,348	9,614	7,997
Class A	7,880	15,498	16,477
Class C	29,027	48,913	49,810
Chief compliance officer fee	837	1,049	1,286
Other	1,624	1,619	1,649

Total expenses before waiver	103,265	147,921	153,813
Less fees waived/reimbursed by investment advisor (Note 3)	(12,297)	(16,031)	(19,712)

Total Net Expenses	90,968	131,890	134,101

Net Investment Income:	396,709	543,653	744,376

Net realized gain on affiliated investments	408,439	337,799	467,792
Net change in unrealized appreciation on affiliated investments	173,509	633,961	995,291

Net Realized and Unrealized Gain on Investments	581,948	971,760	1,463,083

Net Increase in Net Assets Resulting From Operations	$978,657	$1,515,413	$2,207,459

June 30, 2014	60	See Notes to Financial Statements

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	Forward Income & Growth Allocation Fund	Forward Income Builder Fund	Forward Multi- Strategy Fund
Investment Income:
Interest	$85	$240	$269
Dividends from affiliated investment company shares	216,205	494,951	246,834

Total Investment Income	216,290	495,191	247,103

Expenses:
Investment advisory fee	6,568	8,962	9,164
Administration fee	5,358	5,836	5,874
Custodian fee	519	206	226
Legal and audit fees	10,249	10,270	10,227
Transfer agent fee	2,478	4,663	5,961
Registration/filing fees	18,946	18,573	17,928
Reports to shareholder and printing fees	2,487	3,412	4,810
Distribution and service fees
Investor Class	1,476	4,792	4,917
Class A	1,625	2,178	6,193
Class C	9,371	35,586	11,263
Chief compliance officer fee	459	583	580
Other	1,300	1,272	1,149

Total expenses before waiver	60,836	96,333	78,292
Less fees waived/reimbursed by investment advisor (Note 3)	(6,568)	(9,865)	(9,507)

Total Net Expenses	54,268	86,468	68,785

Net Investment Income:	162,022	408,723	178,318

Net realized gain on affiliated investments	438,376	367,755	24,130
Net change in unrealized appreciation/(depreciation) on affiliated investments	(154,798)	455,438	1,222,491

Net Realized and Unrealized Gain on Investments	283,578	823,193	1,246,621

Net Increase in Net Assets Resulting From Operations	$445,600	$1,231,916	$1,424,939

See Notes to Financial Statements	61	June 30, 2014

Statement of Changes in Net Assets

	Forward Frontier Strategy Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations:
Net investment loss	$(100,759)	$(304,618)
Net realized gain on investments	363,379	33,126
Net realized gain on swap contracts	16,748,183	8,185,458
Net change in unrealized appreciation on investments and swap contracts	5,217,290	9,270,738

Net increase in net assets resulting from operations	22,228,093	17,184,704

Distributions to Shareholders:
From net investment income
Investor Class	—	(55,831)
Institutional Class	—	(979,169)
Advisor Class	—	(11,827)
Class Z	—	(72,922)
From net realized gains on investments
Investor Class	(296,207)	(1,010)
Institutional Class	(890,623)	(17,705)
Advisor Class	(13,226)	(214)
Class Z	(50,108)	(1,318)

Total distributions	(1,250,164)	(1,139,996)

Share Transactions:
Investor Class
Proceeds from sale of shares	36,832,501	9,697,794
Issued to shareholders in reinvestment of distributions	285,366	46,909
Cost of shares redeemed	(6,853,965)	(6,654,131)

Net increase from share transactions	30,263,902	3,090,572

Institutional Class
Proceeds from sale of shares	13,607,393	37,631,520
Issued to shareholders in reinvestment of distributions	630,822	705,569
Cost of shares redeemed	(6,342,874)	(17,436,674)

Net increase from share transactions	7,895,341	20,900,415

Advisor Class
Proceeds from sale of shares	411,221	1,015,500
Issued to shareholders in reinvestment of distributions	13,129	11,926
Cost of shares redeemed	(17,010)	(16,706)

Net increase from share transactions	407,340	1,010,720

Class Z
Proceeds from sale of shares	1,490,000	3,205,262
Issued to shareholders in reinvestment of distributions	50,105	74,240
Cost of shares redeemed	(2,288,000)	(3,855,000)

Net decrease from share transactions	(747,895)	(575,498)

Net increase in net assets	$58,796,617	$40,470,917

Net Assets:
Beginning of period	105,199,304	64,728,387

End of period (including accumulated net investment loss of $(100,759) and $0, respectively)	$163,995,921	$105,199,304

June 30, 2014	62	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Frontier Strategy Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Changes in Shares Outstanding:
Investor Class
Sold	2,744,391	858,770
Distributions reinvested	20,325	3,999
Redeemed	(516,417)	(599,375)

Net increase in shares outstanding	2,248,299	263,394

Institutional Class
Sold	1,045,704	3,385,958
Distributions reinvested	44,771	59,997
Redeemed	(481,862)	(1,537,396)

Net increase in shares outstanding	608,613	1,908,559

Advisor Class
Sold	29,457	92,046
Distributions reinvested	931	1,014
Redeemed	(1,206)	(1,399)

Net increase in shares outstanding	29,182	91,661

Class Z
Sold	113,701	299,830
Distributions reinvested	3,545	6,302
Redeemed	(174,775)	(350,655)

Net decrease in shares outstanding	(57,529)	(44,523)

(a) Prior to May 1, 2013, the Forward Frontier Strategy Fund Advisor Class was known as the Forward Frontier Strategy Fund Class M.

See Notes to Financial Statements	63	June 30, 2014

Statement of Changes in Net Assets

	Forward High Yield Bond Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment income	$3,469,465	$8,471,236
Net realized gain on investments	3,040,871	1,841,998
Net change in unrealized appreciation/(depreciation) on investments	548,563	(992,026)

Net increase in net assets resulting from operations	7,058,899	9,321,208

Distributions to Shareholders:
From net investment income
Investor Class	(1,181,911)	(3,145,512)
Institutional Class	(1,989,331)	(4,724,696)
Class C	(26,203)	(62,303)
Class Z	(175,342)	(540,601)
From net realized gains on investments
Investor Class	(46,126)	(810,205)
Institutional Class	(74,832)	(981,629)
Class C	(1,142)	(14,672)
Class Z	(1,901)	(151,115)

Total distributions	(3,496,788)	(10,430,733)

Share Transactions:
Investor Class
Proceeds from sale of shares	9,507,626	92,288,235
Issued to shareholders in reinvestment of distributions	248,855	1,359,003
Cost of shares redeemed	(24,654,290)	(56,381,534)

Net increase/(decrease) from share transactions	(14,897,809)	37,265,704

Institutional Class
Proceeds from sale of shares	26,251,125	82,237,601
Issued to shareholders in reinvestment of distributions	1,620,657	4,238,466
Cost of shares redeemed	(31,077,610)	(102,115,733)

Net decrease from share transactions	(3,205,828)	(15,639,666)

Class C
Proceeds from sale of shares	99,615	489,647
Issued to shareholders in reinvestment of distributions	22,246	61,888
Cost of shares redeemed	(220,429)	(527,303)

Net increase/(decrease) from share transactions	(98,568)	24,232

Class Z
Proceeds from sale of shares	1,770,000	9,862,000
Cost of shares redeemed	(11,808,387)	(13,256,000)

Net decrease from share transactions	(10,038,387)	(3,394,000)

Net increase/(decrease) in net assets	$(24,678,481)	$17,146,745

Net Assets:
Beginning of period	154,265,407	137,118,662

End of period (including accumulated net investment income of $106,971 and $10,293, respectively)	$129,586,926	$154,265,407

June 30, 2014	64	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward High Yield Bond Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	903,832	8,807,679
Distributions reinvested	23,587	130,554
Redeemed	(2,357,891)	(5,405,483)

Net increase/(decrease) in shares outstanding	(1,430,472)	3,532,750

Institutional Class
Sold	2,497,738	7,852,761
Distributions reinvested	154,269	406,803
Redeemed	(2,966,582)	(9,749,362)

Net decrease in shares outstanding	(314,575)	(1,489,798)

Class C
Sold	9,439	46,971
Distributions reinvested	2,117	5,945
Redeemed	(20,960)	(50,544)

Net increase/(decrease) in shares outstanding	(9,404)	2,372

Class Z
Sold	168,244	953,307
Redeemed	(1,128,233)	(1,270,456)

Net decrease in shares outstanding	(959,989)	(317,149)

See Notes to Financial Statements	65	June 30, 2014

Statement of Changes in Net Assets

	Forward Investment Grade Fixed-Income Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment income	$326,767	$102,419
Net realized gain/(loss) on investments	(1,278,944)	703,004
Net realized loss on written option contracts	(5,814)	—
Net realized gain on futures contracts	10,663	186,137
Net change in unrealized appreciation/(depreciation) on investments, written option contracts and futures contracts	1,800,711	(2,364,978)

Net increase/(decrease) in net assets resulting from operations	853,383	(1,373,418)

Distributions to Shareholders:
From net investment income
Investor Class	(16,483)	(61,437)
Institutional Class	(57,857)	(304,317)
Class Z	(283,811)	(725,021)

Total distributions	(358,151)	(1,090,775)

Share Transactions:
Investor Class
Proceeds from sale of shares	5,855	10,448,298
Issued to shareholders in reinvestment of distributions	16,441	49,564
Cost of shares redeemed	(219,969)	(11,887,947)

Net decrease from share transactions	(197,673)	(1,390,085)

Institutional Class
Proceeds from sale of shares	103,748	5,613,087
Issued to shareholders in reinvestment of distributions	55,233	300,478
Cost of shares redeemed	(4,791,549)	(7,882,951)

Net decrease from share transactions	(4,632,568)	(1,969,386)

Class Z
Proceeds from sale of shares	5,922,000	2,684,000
Cost of shares redeemed	(8,878,000)	(18,983,000)

Net decrease from share transactions	(2,956,000)	(16,299,000)

Net decrease in net assets	$(7,291,009)	$(22,122,664)

Net Assets:
Beginning of period	26,082,077	48,204,741

End of period (including accumulated net investment income/(loss) of $(31,370) and $14, respectively)	$18,791,068	$26,082,077

Changes in Shares Outstanding:
Investor Class
Sold	529	937,983
Distributions reinvested	1,487	4,345
Redeemed	(19,878)	(1,060,550)

Net decrease in shares outstanding	(17,862)	(118,222)

June 30, 2014	66	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Investment Grade Fixed-Income Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Institutional Class
Sold	9,336	489,040
Distributions reinvested	4,986	26,358
Redeemed	(431,725)	(707,557)

Net decrease in shares outstanding	(417,403)	(192,159)

Class Z
Sold	533,046	239,489
Redeemed	(803,541)	(1,651,224)

Net decrease in shares outstanding	(270,495)	(1,411,735)

See Notes to Financial Statements	67	June 30, 2014

Statement of Changes in Net Assets

	Forward Total MarketPlus Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations:
Net investment loss	$(30,324)	$(47,556)
Net realized gain/(loss) on investments	5,906	(180,392)
Net realized gain on swap contracts	6,438,449	7,771,695
Long-term capital gain distributions from other investment companies	—	16,602
Net change in unrealized appreciation/(depreciation) on investments and swap contracts	(4,560,280)	3,096,749

Net increase in net assets resulting from operations	1,853,751	10,657,098

Share Transactions:
Investor Class
Proceeds from sale of shares	32,535	706,908
Cost of shares redeemed	(269,749)	(1,300,010)

Net decrease from share transactions	(237,214)	(593,102)

Institutional Class
Proceeds from sale of shares	77,432	1,716,740
Cost of shares redeemed	(4,604,364)	(11,735,057)

Net decrease from share transactions	(4,526,932)	(10,018,317)

Class Z
Proceeds from sale of shares	1,650,000	34,121,000
Cost of shares redeemed	(12,925,000)	(22,625,567)

Net increase/(decrease) from share transactions	(11,275,000)	11,495,433

Net increase/(decrease) in net assets	$(14,185,395)	$11,541,112

Net Assets:
Beginning of period	40,975,476	29,434,364

End of period (including accumulated net investment loss of $(30,324) and $0, respectively)	$26,790,081	$40,975,476

Changes in Shares Outstanding:
Investor Class
Sold	899	23,829
Redeemed	(7,788)	(44,499)

Net decrease in shares outstanding	(6,889)	(20,670)

Institutional Class
Sold	2,075	53,713
Redeemed	(121,546)	(367,879)

Net decrease in shares outstanding	(119,471)	(314,166)

Class Z
Sold	43,195	1,086,289
Redeemed	(339,698)	(691,824)

Net increase/(decrease) in shares outstanding	(296,503)	394,465

(a) Prior to May 1, 2013, the Forward Total MarketPlus Fund was known as the Forward Extended MarketPlus Fund.

June 30, 2014	68	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward U.S. Government Money Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment income	$3,959	$9,204
Net realized loss on investments	—	(831)

Net increase in net assets resulting from operations	3,959	8,373

Distributions to Shareholders:
From net investment income
Investor Class	(55)	(143)
Institutional Class	(3,587)	(8,355)
Class A	(77)	(192)
Class C	(110)	(301)
Class Z	(130)	(213)

Total distributions	(3,959)	(9,204)

Share Transactions:
Investor Class
Proceeds from sale of shares	108,542	1,282,486
Issued to shareholders in reinvestment of distributions	40	143
Cost of shares redeemed	(76,006)	(1,912,678)

Net increase/(decrease) from share transactions	32,576	(630,049)

Institutional Class
Proceeds from sale of shares	44,161,309	45,303,607
Issued to shareholders in reinvestment of distributions	139	545
Cost of shares redeemed	(36,365,100)	(71,958,017)

Net increase/(decrease) from share transactions	7,796,348	(26,653,865)

Class A
Proceeds from sale of shares	479,909	4,250,222
Issued to shareholders in reinvestment of distributions	72	192
Cost of shares redeemed	(674,681)	(4,133,847)

Net increase/(decrease) from share transactions	(194,700)	116,567

Class C
Proceeds from sale of shares	113,078	7,901,521
Issued to shareholders in reinvestment of distributions	108	301
Cost of shares redeemed	(373,846)	(6,981,545)

Net increase/(decrease) from share transactions	(260,660)	920,277

Class Z
Proceeds from sale of shares	—	2,000,000
Cost of shares redeemed	—	(2,550,000)

Net decrease from share transactions	—	(550,000)

Net increase/(decrease) in net assets	$7,373,564	$(26,797,901)

Net Assets:
Beginning of period	76,748,900	103,546,801

End of period (including accumulated net investment income of $0 and $0, respectively)	$84,122,464	$76,748,900

See Notes to Financial Statements	69	June 30, 2014

Statement of Changes in Net Assets

	Forward U.S. Government Money Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	108,542	1,282,486
Distributions reinvested	40	143
Redeemed	(76,006)	(1,912,678)

Net increase/(decrease) in shares outstanding	32,576	(630,049)

Institutional Class
Sold	44,161,309	45,303,607
Distributions reinvested	139	545
Redeemed	(36,365,100)	(71,958,017)

Net increase/(decrease) in shares outstanding	7,796,348	(26,653,865)

Class A
Sold	479,909	4,250,222
Distributions reinvested	72	192
Redeemed	(674,681)	(4,133,847)

Net increase/(decrease) in shares outstanding	(194,700)	116,567

Class C
Sold	113,078	7,901,521
Distributions reinvested	108	301
Redeemed	(373,846)	(6,981,545)

Net increase/(decrease) in shares outstanding	(260,660)	920,277

Class Z
Sold	—	2,000,000
Redeemed	—	(2,550,000)

Net decrease in shares outstanding	—	(550,000)

June 30, 2014	70	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Balanced Allocation Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment income	$396,709	$1,123,453
Net realized gain on investments transactions and gain distributions of affiliated investment companies	408,439	969,251
Net realized gain on investments	—	70,621
Long-term capital gain distributions from affiliated investment companies	—	38,282
Net change in unrealized appreciation on affiliated investment companies and investments	173,509	132,276

Net increase in net assets resulting from operations	978,657	2,333,883

Distributions to Shareholders:
From net investment income
Investor Class	(42,091)	(93,126)
Institutional Class	(212,610)	(661,374)
Class A	(78,407)	(170,443)
Class C	(81,090)	(187,232)

Total distributions	(414,198)	(1,112,175)

Share Transactions:
Investor Class
Proceeds from sale of shares	120,840	157,922
Issued to shareholders in reinvestment of distributions	42,091	93,126
Cost of shares redeemed	(1,112,932)	(1,889,091)

Net decrease from share transactions	(950,001)	(1,638,043)

Institutional Class
Proceeds from sale of shares	334,076	3,192,226
Issued to shareholders in reinvestment of distributions	209,104	654,621
Cost of shares redeemed	(9,731,735)	(12,755,385)

Net decrease from share transactions	(9,188,555)	(8,908,538)

Class A
Proceeds from sale of shares	123,233	111,001
Issued to shareholders in reinvestment of distributions	76,220	165,586
Cost of shares redeemed	(830,711)	(1,438,869)

Net decrease from share transactions	(631,258)	(1,162,282)

Class C
Proceeds from sale of shares	169,231	674,440
Issued to shareholders in reinvestment of distributions	67,441	148,165
Cost of shares redeemed	(2,282,861)	(4,327,839)

Net decrease from share transactions	(2,046,189)	(3,505,234)

Net decrease in net assets	$(12,251,544)	$(13,992,389)

Net Assets:
Beginning of period	30,148,498	44,140,887

End of period (including accumulated net investment income of $4,008 and $21,497, respectively)	$17,896,954	$30,148,498

See Notes to Financial Statements	71	June 30, 2014

Statement of Changes in Net Assets

	Forward Balanced Allocation Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	7,772	10,315
Distributions reinvested	2,728	6,104
Redeemed	(70,988)	(123,677)

Net decrease in shares outstanding	(60,488)	(107,258)

Institutional Class
Sold	21,642	209,473
Distributions reinvested	13,578	42,848
Redeemed	(629,783)	(827,434)

Net decrease in shares outstanding	(594,563)	(575,113)

Class A
Sold	8,031	7,293
Distributions reinvested	4,942	10,859
Redeemed	(54,009)	(94,647)

Net decrease in shares outstanding	(41,036)	(76,495)

Class C
Sold	10,926	44,134
Distributions reinvested	4,377	9,725
Redeemed	(147,573)	(282,750)

Net decrease in shares outstanding	(132,270)	(228,891)

June 30, 2014	72	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Growth & Income Allocation Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment income	$543,653	$1,221,812
Net realized gain on investments transactions and gain distributions of affiliated investment companies	337,799	391,829
Net realized gain on investments	—	103,070
Long-term capital gain distributions from affiliated investment companies	—	33,616
Net change in unrealized appreciation on affiliated investment companies and investments	633,961	1,465,071

Net increase in net assets resulting from operations	1,515,413	3,215,398

Distributions to Shareholders:
From net investment income
Investor Class	(72,733)	(122,678)
Institutional Class	(179,188)	(452,719)
Class A	(169,759)	(326,297)
Class C	(154,696)	(284,869)

Total distributions	(576,376)	(1,186,563)

Share Transactions:
Investor Class
Proceeds from sale of shares	352,590	180,455
Issued to shareholders in reinvestment of distributions	72,733	121,860
Cost of shares redeemed	(390,941)	(1,169,993)

Net increase/(decrease) from share transactions	34,382	(867,678)

Institutional Class
Proceeds from sale of shares	149,037	1,554,889
Issued to shareholders in reinvestment of distributions	171,897	436,711
Cost of shares redeemed	(5,349,381)	(7,473,706)

Net decrease from share transactions	(5,028,447)	(5,482,106)

Class A
Proceeds from sale of shares	290,232	308,611
Issued to shareholders in reinvestment of distributions	169,393	320,866
Cost of shares redeemed	(1,423,115)	(4,117,046)

Net decrease from share transactions	(963,490)	(3,487,569)

Class C
Proceeds from sale of shares	159,999	624,766
Issued to shareholders in reinvestment of distributions	149,885	272,046
Cost of shares redeemed	(2,155,305)	(5,604,585)

Net decrease from share transactions	(1,845,421)	(4,707,773)

Net decrease in net assets	$(6,863,939)	$(12,516,291)

Net Assets:
Beginning of period	34,985,029	47,501,320

End of period (including accumulated net investment income of $9,195 and $41,918, respectively)	$28,121,090	$34,985,029

See Notes to Financial Statements	73	June 30, 2014

Statement of Changes in Net Assets

	Forward Growth & Income Allocation Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	21,990	11,577
Distributions reinvested	4,578	7,871
Redeemed	(24,496)	(75,085)

Net increase/(decrease) in shares outstanding	2,072	(55,637)

Institutional Class
Sold	9,318	99,661
Distributions reinvested	10,844	28,189
Redeemed	(334,024)	(482,511)

Net decrease in shares outstanding	(313,862)	(354,661)

Class A
Sold	18,262	19,848
Distributions reinvested	10,687	20,781
Redeemed	(89,486)	(266,162)

Net decrease in shares outstanding	(60,537)	(225,533)

Class C
Sold	10,095	40,170
Distributions reinvested	9,466	17,612
Redeemed	(135,162)	(361,818)

Net decrease in shares outstanding	(115,601)	(304,036)

June 30, 2014	74	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Growth Allocation Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment income	$744,376	$1,284,819
Net realized gain on investments transactions and gain distributions of affiliated investment companies	467,792	595,478
Net realized gain on investments	—	120,259
Long-term capital gain distributions from affiliated investment companies	—	67,979
Net change in unrealized appreciation on affiliated investment companies and investments	995,291	1,851,496

Net increase in net assets resulting from operations	2,207,459	3,920,031

Distributions to Shareholders:
From net investment income
Investor Class	(60,876)	(103,308)
Institutional Class	(358,413)	(553,997)
Class A	(189,237)	(312,599)
Class C	(168,255)	(277,643)

Total distributions	(776,781)	(1,247,547)

Share Transactions:
Investor Class
Proceeds from sale of shares	124,240	233,475
Issued to shareholders in reinvestment of distributions	60,540	102,819
Cost of shares redeemed	(549,920)	(1,663,725)

Net decrease from share transactions	(365,140)	(1,327,431)

Institutional Class
Proceeds from sale of shares	439,424	8,613,088
Issued to shareholders in reinvestment of distributions	184,494	387,864
Cost of shares redeemed	(4,007,874)	(5,486,593)

Net increase/(decrease) from share transactions	(3,383,956)	3,514,359

Class A
Proceeds from sale of shares	305,581	366,735
Issued to shareholders in reinvestment of distributions	188,584	307,212
Cost of shares redeemed	(1,584,878)	(1,784,465)

Net decrease from share transactions	(1,090,713)	(1,110,518)

Class C
Proceeds from sale of shares	150,694	901,612
Issued to shareholders in reinvestment of distributions	149,486	237,370
Cost of shares redeemed	(2,654,616)	(5,032,486)

Net decrease from share transactions	(2,354,436)	(3,893,504)

Net decrease in net assets	$(5,763,567)	$(144,610)

Net Assets:
Beginning of period	42,465,623	42,610,233

End of period (including accumulated net investment income of $15,386 and $47,791, respectively)	$36,702,056	$42,465,623

See Notes to Financial Statements	75	June 30, 2014

Statement of Changes in Net Assets

	Forward Growth Allocation Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	8,226	15,820
Distributions reinvested	4,015	7,039
Redeemed	(36,139)	(112,824)

Net decrease in shares outstanding	(23,898)	(89,965)

Institutional Class
Sold	29,011	600,192
Distributions reinvested	12,251	26,561
Redeemed	(263,846)	(373,307)

Net increase/(decrease) in shares outstanding	(222,584)	253,446

Class A
Sold	20,243	25,168
Distributions reinvested	12,501	21,038
Redeemed	(105,697)	(120,753)

Net decrease in shares outstanding	(72,953)	(74,547)

Class C
Sold	10,116	62,108
Distributions reinvested	10,002	16,401
Redeemed	(177,216)	(346,118)

Net decrease in shares outstanding	(157,098)	(267,609)

June 30, 2014	76	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Income & Growth Allocation Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment income	$162,022	$742,900
Net realized gain on investments transactions and gain distributions of affiliated investment companies	438,376	1,511,779
Net realized gain on investments	—	67,118
Long-term capital gain distributions from affiliated investment companies	—	35,817
Net change in unrealized depreciation on affiliated investment companies and investments	(154,798)	(900,713)

Net increase in net assets resulting from operations	445,600	1,456,901

Distributions to Shareholders:
From net investment income
Investor Class	(8,738)	(28,516)
Institutional Class	(131,428)	(616,853)
Class A	(12,550)	(32,814)
Class C	(19,049)	(60,486)
From net realized gains on investments
Investor Class	—	(50,387)
Institutional Class	—	(1,028,015)
Class A	—	(66,328)
Class C	—	(140,249)

Total distributions	(171,765)	(2,023,648)

Share Transactions:
Investor Class
Proceeds from sale of shares	432,440	374,156
Issued to shareholders in reinvestment of distributions	8,738	78,598
Cost of shares redeemed	(639,998)	(972,856)

Net decrease from share transactions	(198,820)	(520,102)

Institutional Class
Proceeds from sale of shares	322,373	3,918,007
Issued to shareholders in reinvestment of distributions	122,332	1,586,574
Cost of shares redeemed	(9,685,259)	(50,645,276)

Net decrease from share transactions	(9,240,554)	(45,140,694)

Class A
Proceeds from sale of shares	38,046	60,143
Issued to shareholders in reinvestment of distributions	12,549	98,808
Cost of shares redeemed	(198,659)	(181,326)

Net decrease from share transactions	(148,064)	(22,375)

Class C
Proceeds from sale of shares	6,672	98,273
Issued to shareholders in reinvestment of distributions	18,075	188,731
Cost of shares redeemed	(483,020)	(2,230,329)

Net decrease from share transactions	(458,273)	(1,943,325)

Net decrease in net assets	$(9,771,876)	$(48,193,244)

Net Assets:
Beginning of period	17,845,772	66,039,016

End of period (including accumulated net investment income of $805 and $10,548, respectively)	$8,073,896	$17,845,772

See Notes to Financial Statements	77	June 30, 2014

Statement of Changes in Net Assets

	Forward Income & Growth Allocation Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	29,689	24,421
Distributions reinvested	607	5,403
Redeemed	(44,209)	(63,669)

Net decrease in shares outstanding	(13,913)	(33,845)

Institutional Class
Sold	22,468	258,296
Distributions reinvested	8,555	109,047
Redeemed	(676,592)	(3,282,029)

Net decrease in shares outstanding	(645,569)	(2,914,686)

Class A
Sold	2,674	4,106
Distributions reinvested	875	6,826
Redeemed	(13,876)	(11,923)

Net decrease in shares outstanding	(10,327)	(991)

Class C
Sold	470	6,589
Distributions reinvested	1,264	13,091
Redeemed	(33,668)	(145,158)

Net decrease in shares outstanding	(31,934)	(125,478)

June 30, 2014	78	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Income Builder Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment income	$408,723	$912,348
Net realized gain on investments transactions and gain distributions of affiliated investment companies	367,755	152,418
Net realized gain on investments	—	23,233
Long-term capital gain distributions from affiliated investment companies	—	214,276
Net change in unrealized appreciation/(depreciation) on affiliated investment companies	455,438	(459,349)

Net increase in net assets resulting from operations	1,231,916	842,926

Distributions to Shareholders:
From net investment income
Investor Class	(45,384)	(78,111)
Institutional Class	(170,389)	(452,206)
Class A	(42,221)	(132,999)
Class C	(153,134)	(249,032)
From net realized gains on investments
Investor Class	—	(5,180)
Institutional Class	—	(29,990)
Class A	—	(8,821)
Class C	—	(16,516)

Total distributions	(411,128)	(972,855)

Share Transactions:
Investor Class
Proceeds from sale of shares	474,402	1,419,023
Issued to shareholders in reinvestment of distributions	45,295	83,291
Cost of shares redeemed	(376,816)	(1,019,033)

Net increase from share transactions	142,881	483,281

Institutional Class
Proceeds from sale of shares	1,356,172	5,095,035
Issued to shareholders in reinvestment of distributions	166,903	477,607
Cost of shares redeemed	(4,521,968)	(6,456,432)

Net decrease from share transactions	(2,998,893)	(883,790)

Class A
Proceeds from sale of shares	306,657	3,454,703
Issued to shareholders in reinvestment of distributions	40,782	113,561
Cost of shares redeemed	(1,363,858)	(1,343,656)

Net increase/(decrease) from share transactions	(1,016,419)	2,224,608

Class C
Proceeds from sale of shares	734,085	4,805,853
Issued to shareholders in reinvestment of distributions	128,577	221,131
Cost of shares redeemed	(643,349)	(3,843,310)

Net increase from share transactions	219,313	1,183,674

Net increase/(decrease) in net assets	$(2,832,330)	$2,877,844

Net Assets:
Beginning of period	20,223,205	17,345,361

End of period (including accumulated net investment loss of $(2,405) and $0, respectively)	$17,390,875	$20,223,205

See Notes to Financial Statements	79	June 30, 2014

Statement of Changes in Net Assets

	Forward Income Builder Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	30,077	90,999
Distributions reinvested	2,876	5,430
Redeemed	(23,997)	(64,775)

Net increase in shares outstanding	8,956	31,654

Institutional Class
Sold	85,499	323,224
Distributions reinvested	10,617	31,094
Redeemed	(287,203)	(415,105)

Net decrease in shares outstanding	(191,087)	(60,787)

Class A
Sold	19,131	218,992
Distributions reinvested	2,587	7,406
Redeemed	(88,416)	(88,011)

Net increase/(decrease) in shares outstanding	(66,698)	138,387

Class C
Sold	46,881	310,591
Distributions reinvested	8,183	14,472
Redeemed	(41,235)	(246,608)

Net increase in shares outstanding	13,829	78,455

June 30, 2014	80	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Multi-Strategy Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment income	$178,318	$415,309
Net realized gain on investments transactions and gain distributions of affiliated investment companies	24,130	454,323
Net realized gain on investments	—	3,561
Long-term capital gain distributions from affiliated investment companies	—	39,025
Net change in unrealized appreciation on affiliated investment companies	1,222,491	345,424

Net increase in net assets resulting from operations	1,424,939	1,257,642

Distributions to Shareholders:
From net investment income
Investor Class	(19,883)	(44,587)
Institutional Class	(128,050)	(232,939)
Class A	(37,221)	(82,141)
Class C	(17,459)	(41,596)

Total distributions	(202,613)	(401,263)

Share Transactions:
Investor Class
Proceeds from sale of shares	79,939	261,267
Issued to shareholders in reinvestment of distributions	19,775	43,973
Cost of shares redeemed	(963,548)	(1,494,958)

Net decrease from share transactions	(863,834)	(1,189,718)

Institutional Class
Proceeds from sale of shares	299,575	7,807,583
Issued to shareholders in reinvestment of distributions	37,749	94,147
Cost of shares redeemed	(483,031)	(4,445,523)

Net increase/(decrease) from share transactions	(145,707)	3,456,207

Class A
Proceeds from sale of shares	68,886	108,775
Issued to shareholders in reinvestment of distributions	37,221	82,141
Cost of shares redeemed	(185,370)	(970,603)

Net decrease from share transactions	(79,263)	(779,687)

Class C
Proceeds from sale of shares	40,082	195,005
Issued to shareholders in reinvestment of distributions	17,211	40,876
Cost of shares redeemed	(377,500)	(1,489,305)

Net decrease from share transactions	(320,207)	(1,253,424)

Net increase/(decrease) in net assets	$(186,685)	$1,089,757

Net Assets:
Beginning of period	18,364,693	17,274,936

End of period (including accumulated net investment income of $10,059 and $34,354, respectively)	$18,178,008	$18,364,693

See Notes to Financial Statements	81	June 30, 2014

Statement of Changes in Net Assets

	Forward Multi-Strategy Fund (continued)
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	5,444	17,836
Distributions reinvested	1,328	3,069
Redeemed	(62,744)	(103,175)

Net decrease in shares outstanding	(55,972)	(82,270)

Institutional Class
Sold	19,507	536,803
Distributions reinvested	2,445	6,347
Redeemed	(31,604)	(296,587)

Net increase/(decrease) in shares outstanding	(9,652)	246,563

Class A
Sold	4,520	7,385
Distributions reinvested	2,449	5,623
Redeemed	(12,194)	(66,094)

Net decrease in shares outstanding	(5,225)	(53,086)

Class C
Sold	2,763	13,829
Distributions reinvested	1,190	2,929
Redeemed	(26,465)	(105,819)

Net decrease in shares outstanding	(22,512)	(89,061)

June 30, 2014	82	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011(a)	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$11.91		$9.80		$9.87		$12.43	$11.32	$12.00
Income/(Loss) from Operations:
Net investment income/(loss)(c)	(0.02)		(0.06)		(0.06)		0.03	0.04	(0.08)
Net realized and unrealized gain/(loss) on investments	2.27		2.28		0.65		(2.57)	2.29	0.45

Total from Investment Operations	2.25		2.22		0.59		(2.54)	2.33	0.37

Less Distributions:
From investment income	—		(0.11)		(0.66)		—	(1.09)	(0.86)
From capital gains	(0.11)		(0.00	)(d)	—		(0.02)	(0.13)	(0.19)

Total Distributions	(0.11)		(0.11)		(0.66)		(0.02)	(1.22)	(1.05)

Net Increase/(Decrease) in Net Asset Value	2.14		2.11		(0.07)		(2.56)	1.11	(0.68)

Net Asset Value, End of Period	$14.05		$11.91		$9.80		$9.87	$12.43	$11.32

Total Return	18.88	%(e)	22.64%		5.98%		(20.40)%	20.76%	3.03%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$39,343		$6,576		$2,829		$3,021	$4,267	$1,124
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.35	)%(f)	(0.56)%		(0.55)%		0.23%	0.30%	(0.67)%
Operating expenses including reimbursement/waiver	1.29	%(f)	1.34	%(g)	1.56	%(h)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.50	%(f)	1.54%		1.57%		1.54%	1.44%	1.38%
Portfolio Turnover Rate	65	%(e)	57%		69%		116%	50%	79%

(a) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund was known as the Accessor Frontier Markets Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2013, the net expense limitation changed from 1.49% to 1.29%.

(h) Effective June 8, 2012, the Advisor agreed to limit expenses at 1.49%.

See Notes to Financial Statements	83	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011(a)	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$11.94		$9.82		$9.90		$12.43	$11.31	$12.00
Income/(Loss) from Operations:
Net investment income/(loss)(c)	(0.01)		(0.04)		(0.03)		0.06	0.04	(0.08)
Net realized and unrealized gain/(loss) on investments	2.28		2.29		0.64		(2.57)	2.32	0.43

Total from Investment Operations	2.27		2.25		0.61		(2.51)	2.36	0.35

Less Distributions:
From investment income	—		(0.13)		(0.69)		—	(1.11)	(0.85)
From capital gains	(0.11)		(0.00	)(d)	—		(0.02)	(0.13)	(0.19)

Total Distributions	(0.11)		(0.13)		(0.69)		(0.02)	(1.24)	(1.04)

Net Increase/(Decrease) in Net Asset Value	2.16		2.12		(0.08)		(2.53)	1.12	(0.69)

Net Asset Value, End of Period	$14.10		$11.94		$9.82		$9.90	$12.43	$11.31

Total Return	19.00	%(e)	22.94%		6.15%		(20.16)%	21.11%	2.89%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$116,354		$91,259		$56,305		$56,664	$65,985	$13,105
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.13	)%(f)	(0.34)%		(0.26)%		0.51%	0.34%	(0.69)%
Operating expenses including reimbursement/waiver	0.99	%(f)	1.05	%(g)	1.25	%(h)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.19	%(f)	1.24%		1.27%		1.24%	1.21%	1.39%
Portfolio Turnover Rate	65	%(e)	57%		69%		116%	50%	79%

(a) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund was known as the Accessor Frontier Markets Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2013, the net expense limitation changed from 1.19% to 0.99%.

(h) Effective June 8, 2012, the Advisor agreed to limit expenses at 1.19%.

June 30, 2014	84	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	Advisor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$11.94		$9.82		$9.90		$12.39
Income/(Loss) from Operations:
Net investment income/(loss)(c)	(0.01)		0.02	(d)	(0.02)		0.02
Net realized and unrealized gain/(loss) on investments	2.28		2.23		0.63		(2.49)

Total from Investment Operations	2.27		2.25		0.61		(2.47)

Less Distributions:
From investment income	—		(0.13)		(0.69)		—
From capital gains	(0.11)		(0.00	)(e)	—		(0.02)

Total Distributions	(0.11)		(0.13)		(0.69)		(0.02)

Net Increase/(Decrease) in Net Asset Value	2.16		2.12		(0.08)		(2.49)

Net Asset Value, End of Period	$14.10		$11.94		$9.82		$9.90

Total Return	19.00	%(f)	22.93%		6.16%		(19.90	)%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,717		$1,105		$9		$9
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.12	)%(g)	0.18%		(0.25)%		0.30	%(g)
Operating expenses including reimbursement/waiver	0.99	%(g)	0.99	%(h)	1.25	%(i)	n/a
Operating expenses excluding reimbursement/waiver	1.19	%(g)	1.24%		1.26%		1.25	%(g)
Portfolio Turnover Rate	65	%(f)	57%		69%		116	%(j)

(a) Prior to May 1, 2013, the Forward Frontier Strategy Fund Advisor Class was known as the Forward Frontier Strategy Fund Class M.

(b) The Fund began offering Advisor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e) Amount represents less than $0.01 per share.

(f) Not Annualized.

(g) Annualized.

(h) Effective May 1, 2013, the net expense limitation changed from 1.19% to 0.99%.

(i) Effective June 8, 2012, the Advisor agreed to limit expenses at 1.19%.

(j) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	85	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	Class Z
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011(a)	Year Ended December 31, 2010(b)	Period Ended December 31, 2009(c)
Net Asset Value, Beginning of Period	$11.96		$9.84		$9.92		$12.43	$11.31	$10.85
Income/(Loss) from Operations:
Net investment income/(loss)(d)	(0.00	)(e)	(0.04)		(0.01)		0.06	0.08	(0.03)
Net realized and unrealized gain/(loss) on investments	2.28		2.30		0.63		(2.55)	2.29	1.54

Total from Investment Operations	2.28		2.26		0.62		(2.49)	2.37	1.51

Less Distributions:
From investment income	—		(0.14)		(0.70)		—	(1.12)	(0.86)
From capital gains	(0.11)		(0.00	)(e)	—		(0.02)	(0.13)	(0.19)

Total Distributions	(0.11)		(0.14)		(0.70)		(0.02)	(1.25)	(1.05)

Net Increase/(Decrease) in Net Asset Value	2.17		2.12		(0.08)		(2.51)	1.12	0.46

Net Asset Value, End of Period	$14.13		$11.96		$9.84		$9.92	$12.43	$11.31

Total Return	19.05	%(f)	23.03%		6.25%		(20.00)%	21.17%	13.86	%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,582		$6,259		$5,586		$13,569	$70,578	$23,531
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.04	)%(g)	(0.34)%		(0.10)%		0.51%	0.64%	(0.38	)%(g)
Operating expenses including reimbursement/waiver	0.89	%(g)	0.96	%(h)	1.18	%(i)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.09	%(g)	1.13%		1.19%		1.13%	1.13%	1.15	%(g)
Portfolio Turnover Rate	65	%(f)	57%		69%		116%	50%	79	%(j)

(a) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund Class Z was known as the Accessor Frontier Markets Fund Z Class.

(c) Commenced operations on May 5, 2009.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) Not Annualized.

(g) Annualized.

(h) Effective May 1, 2013, the net expense limitation changed from 1.09% to 0.89%.

(i) Effective June 8, 2012, the Advisor agreed to limit expenses at 1.09%.

(j) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

June 30, 2014	86	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$10.35		$10.41	$9.73	$10.04	$9.53	$7.45
Income/(Loss) from Operations:
Net investment income(b)	0.26		0.56	0.63	0.69	0.76	0.80
Net realized and unrealized gain/(loss) on investments	0.28		0.07	0.72	(0.33)	0.51	2.06

Total from Investment Operations	0.54		0.63	1.35	0.36	1.27	2.86

Less Distributions:
From investment income	(0.25)		(0.56)	(0.67)	(0.67)	(0.76)	(0.78)
From capital gains	(0.01)		(0.13)	—	—	—	—

Total Distributions	(0.26)		(0.69)	(0.67)	(0.67)	(0.76)	(0.78)

Net Increase/(Decrease) in Net Asset Value	0.28		(0.06)	0.68	(0.31)	0.51	2.08

Net Asset Value, End of Period	$10.63		$10.35	$10.41	$9.73	$10.04	$9.53

Total Return	5.29	%(c)	6.19%	14.24%	3.61%	13.85%	39.61%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$48,357		$61,903	$25,482	$1,925	$8,105	$4,390
Ratios to Average Net Assets:
Net investment income	4.95	%(d)	5.35%	6.15%	6.90%	7.77%	8.97%
Operating expenses	1.23	%(d)	1.21%	1.22%	1.28%	1.37%	1.41%
Portfolio Turnover Rate	87	%(c)	198%	210%	320%	296%	202%

(a) Prior to May 1, 2010, the Forward High Yield Bond Fund was known as the Accessor High Yield Bond Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

See Notes to Financial Statements	87	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$10.32		$10.38	$9.70	$10.03	$9.53	$7.45
Income/(Loss) from Operations:
Net investment income(b)	0.28		0.60	0.70	0.73	0.81	0.83
Net realized and unrealized gain/(loss) on investments	0.28		0.07	0.68	(0.33)	0.50	2.07

Total from Investment Operations	0.56		0.67	1.38	0.40	1.31	2.90

Less Distributions:
From investment income	(0.27)		(0.60)	(0.70)	(0.73)	(0.81)	(0.82)
From capital gains	(0.01)		(0.13)	—	—	—	—

Total Distributions	(0.28)		(0.73)	(0.70)	(0.73)	(0.81)	(0.82)

Net Increase/(Decrease) in Net Asset Value	0.28		(0.06)	0.68	(0.33)	0.50	2.08

Net Asset Value, End of Period	$10.60		$10.32	$10.38	$9.70	$10.03	$9.53

Total Return	5.52	%(c)	6.62%	14.71%	4.06%	14.31%	40.36%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$78,062		$79,283	$95,212	$97,719	$71,182	$76,640
Ratios to Average Net Assets:
Net investment income	5.34	%(d)	5.76%	6.88%	7.30%	8.29%	9.64%
Operating expenses	0.83	%(d)	0.81%	0.83%	0.85%	0.97%	0.99%
Portfolio Turnover Rate	87	%(c)	198%	210%	320%	296%	202%

(a) Prior to May 1, 2010, the Forward High Yield Bond Fund was known as the Accessor High Yield Bond Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

June 30, 2014	88	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$10.32		$10.38	$9.70	$10.03	$9.52	$7.44
Income/(Loss) from Operations:
Net investment income(b)	0.23		0.51	0.60	0.64	0.72	0.74
Net realized and unrealized gain/(loss) on investments	0.29		0.06	0.69	(0.33)	0.49	2.08

Total from Investment Operations	0.52		0.57	1.29	0.31	1.21	2.82

Less Distributions:
From investment income	(0.23)		(0.50)	(0.61)	(0.64)	(0.70)	(0.74)
From capital gains	(0.01)		(0.13)	—	—	—	—

Total Distributions	(0.24)		(0.63)	(0.61)	(0.64)	(0.70)	(0.74)

Net Increase/(Decrease) in Net Asset Value	0.28		(0.06)	0.68	(0.33)	0.51	2.08

Net Asset Value, End of Period	$10.60		$10.32	$10.38	$9.70	$10.03	$9.52

Total Return(c)	5.06	%(d)	5.67%	13.69%	3.13%	13.18%	39.12%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,192		$1,258	$1,241	$1,029	$950	$760
Ratios to Average Net Assets:
Net investment income	4.45	%(e)	4.85%	5.96%	6.40%	7.37%	8.66%
Operating expenses	1.73	%(e)	1.71%	1.73%	1.76%	1.87%	1.92%
Portfolio Turnover Rate	87	%(d)	198%	210%	320%	296%	202%

(a) Prior to May 1, 2010, the Forward High Yield Bond Fund Class C was known as the Accessor High Yield Bond Fund C Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

See Notes to Financial Statements	89	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	Class Z
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Period Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$10.31		$10.37	$9.69	$10.02	$9.53	$8.35
Income/(Loss) from Operations:
Net investment income(c)	0.28		0.62	0.71	0.74	0.82	0.55
Net realized and unrealized gain/(loss) on investments	0.28		0.06	0.69	(0.33)	0.49	1.20

Total from Investment Operations	0.56		0.68	1.40	0.41	1.31	1.75

Less Distributions:
From investment income	(0.28)		(0.61)	(0.72)	(0.74)	(0.82)	(0.57)
From capital gains	(0.01)		(0.13)	—	—	—	—

Total Distributions	(0.29)		(0.74)	(0.72)	(0.74)	(0.82)	(0.57)

Net Increase/(Decrease) in Net Asset Value	0.27		(0.06)	0.68	(0.33)	0.49	1.18

Net Asset Value, End of Period	$10.58		$10.31	$10.37	$9.69	$10.02	$9.53

Total Return	5.47	%(d)	6.74%	14.84%	4.16%	14.34%	21.52	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,976		$11,821	$15,184	$46,138	$27,913	$25,288
Ratios to Average Net Assets:
Net investment income	5.45	%(e)	5.90%	7.07%	7.37%	8.38%	9.37	%(e)
Operating expenses	0.73	%(e)	0.71%	0.73%	0.75%	0.87%	0.90	%(e)
Portfolio Turnover Rate	87	%(d)	198%	210%	320%	296%	202	%(f)

(a) Prior to May 1, 2010, the Forward High Yield Bond Fund Class Z was known as the Accessor High Yield Bond Fund Z Class.

(b) Commenced operations on May 5, 2009.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

June 30, 2014	90	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$10.85		$11.70		$11.30	$10.80	$10.40	$9.99
Income/(Loss) from Operations:
Net investment income/(loss)(b)	0.13		(0.05	)(c)	0.17	0.38	0.32	0.55
Net realized and unrealized gain/(loss) on investments	0.24		(0.50)		0.53	0.52	0.46	0.42

Total from Investment Operations	0.37		(0.55)		0.70	0.90	0.78	0.97

Less Distributions:
From investment income	(0.15)		(0.30)		(0.30)	(0.40)	(0.38)	(0.52)
From capital gains	—		—		—	—	—	(0.04)

Total Distributions	(0.15)		(0.30)		(0.30)	(0.40)	(0.38)	(0.56)

Net Increase/(Decrease) in Net Asset Value	0.22		(0.85)		0.40	0.50	0.40	0.41

Net Asset Value, End of Period	$11.07		$10.85		$11.70	$11.30	$10.80	$10.40

Total Return	2.14	%(d)	(4.75	)%(e)	6.21%	8.55%	7.59%	10.12%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,126		$1,298		$2,781	$3,082	$3,150	$1,027
Ratios to Average Net Assets:
Net investment income/(loss)	2.40	%(f)	(0.46)%		1.48%	3.41%	2.95%	5.47%
Operating expenses	1.65	%(f)	1.47%		1.23%	1.28%	1.29%	1.45%
Portfolio Turnover Rate	119	%(d)	222%		149%	157%	133%	463%

(a) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund was known as the Accessor Investment Grade Fixed-Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d) Not Annualized.

(e) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the total return based on the net asset value may differ from the net asset value and total return for shareholder transactions.

(f) Annualized.

See Notes to Financial Statements	91	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$10.86		$11.70		$11.30	$10.80	$10.41	$9.99
Income/(Loss) from Operations:
Net investment income(b)	0.15		0.03		0.22	0.40	0.34	0.59
Net realized and unrealized gain/(loss) on investments	0.25		(0.51)		0.52	0.55	0.49	0.44

Total from Investment Operations	0.40		(0.48)		0.74	0.95	0.83	1.03

Less Distributions:
From investment income	(0.18)		(0.36)		(0.34)	(0.45)	(0.44)	(0.57)
From capital gains	—		—		—	—	—	(0.04)

Total Distributions	(0.18)		(0.36)		(0.34)	(0.45)	(0.44)	(0.61)

Net Increase/(Decrease) in Net Asset Value	0.22		(0.84)		0.40	0.50	0.39	0.42

Net Asset Value, End of Period	$11.08		$10.86		$11.70	$11.30	$10.80	$10.41

Total Return	2.34	%(c)	(4.19	)%(d)	6.64%	8.98%	8.03%	10.69%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,307		$6,794		$9,563	$17,316	$12,220	$18,176
Ratios to Average Net Assets:
Net investment income	2.66	%(e)	0.30%		1.86%	3.66%	3.11%	5.90%
Operating expenses	1.22	%(e)	1.06%		0.83%	0.88%	0.91%	1.04%
Portfolio Turnover Rate	119	%(c)	222%		149%	157%	133%	463%

(a) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund was known as the Accessor Investment Grade Fixed-Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the total return based on the net asset value may differ from the net asset value and total return for shareholder transactions.

(e) Annualized.

June 30, 2014	92	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	Class Z
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Period Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$10.84		$11.68		$11.29	$10.79	$10.40	$9.65
Income/(Loss) from Operations:
Net investment income(c)	0.16		0.04		0.22	0.42	0.35	0.31
Net realized and unrealized gain/(loss) on investments	0.24		(0.51)		0.52	0.54	0.49	0.79

Total from Investment Operations	0.40		(0.47)		0.74	0.96	0.84	1.10

Less Distributions:
From investment income	(0.18)		(0.37)		(0.35)	(0.46)	(0.45)	(0.35)

Total Distributions	(0.18)		(0.37)		(0.35)	(0.46)	(0.45)	(0.35)

Net Increase/(Decrease) in Net Asset Value	0.22		(0.84)		0.39	0.50	0.39	0.75

Net Asset Value, End of Period	$11.06		$10.84		$11.68	$11.29	$10.79	$10.40

Total Return	2.39	%(d)	(4.10	)%(e)	6.67%	9.10%	8.17%	11.56	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$15,359		$17,990		$35,860	$59,371	$88,997	$90,944
Ratios to Average Net Assets:
Net investment income	2.92	%(f)	0.39%		1.93%	3.84%	3.26%	4.60	%(f)
Operating expenses	1.14	%(f)	0.96%		0.73%	0.77%	0.80%	0.89	%(f)
Portfolio Turnover Rate	119	%(d)	222%		149%	157%	133%	463	%(g)

(a) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund Class Z was known as the Accessor Investment Grade Fixed-Income Fund Z Class.

(b) Commenced operations on May 5, 2009.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the total return based on the net asset value may differ from the net asset value and total return for shareholder transactions.

(f) Annualized.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	93	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Total MarketPlus Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)	Year Ended December 31, 2012		Year Ended December 31, 2011(b)	Year Ended December 31, 2010(c)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$34.98		$26.74	$23.09		$24.50	$23.19	$17.58
Income/(Loss) from Operations:
Net investment income/(loss)(d)	(0.10)		(0.13)	(0.14)		0.05	0.06	0.04
Net realized and unrealized gain/(loss) on investments	2.31		8.37	3.79		(1.35)	5.63	5.63

Total from Investment Operations	2.21		8.24	3.65		(1.30)	5.69	5.67

Less Distributions:
From investment income	—		—	—		—	(4.38)	(0.06)
From return of capital	—		—	—		(0.11)	—	—

Total Distributions	—		—	—		(0.11)	(4.38)	(0.06)

Net Increase/(Decrease) in Net Asset Value	2.21		8.24	3.65		(1.41)	1.31	5.61

Net Asset Value, End of Period	$37.19		$34.98	$26.74		$23.09	$24.50	$23.19

Total Return	6.35	%(e)	30.88%	15.72%		(5.37)%	24.60%	32.32%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,688		$1,828	$1,950		$2,217	$2,627	$1,490
Ratios to Average Net Assets:
Net investment income/(loss)	(0.59	)%(f)	(0.43)%	(0.56)%		0.21%	0.24%	0.23%
Operating expenses including reimbursement/waiver	1.25	%(f)	1.25%	1.38	%(g)(h)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.47	%(f)	1.42%	1.38%		1.34%	1.65%	1.77%
Portfolio Turnover Rate	23	%(e)	218%	154%		40%	169%	84%

(a) Prior to May 1, 2013, the Forward Total MarketPlus Fund was known as the Forward Extended MarketPlus Fund.

(b) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(c) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund was known as the Accessor Small to Mid Cap Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Not Annualized.

(f) Annualized.

(g) Affiliated management fee waiver represents less than 0.005%.

(h) Effective November 1, 2012, the Advisor agreed to limit expenses at 1.25%.

June 30, 2014	94	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Total MarketPlus Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)	Year Ended December 31, 2012		Year Ended December 31, 2011(b)	Year Ended December 31, 2010(c)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$37.39		$28.47	$24.51		$25.93	$24.32	$18.42
Income/(Loss) from Operations:
Net investment income/(loss)(d)	(0.04)		(0.04)	(0.04)		0.16	0.15	0.13
Net realized and unrealized gain/(loss) on investments	2.48		8.96	4.00		(1.42)	5.94	5.90

Total from Investment Operations	2.44		8.92	3.96		(1.26)	6.09	6.03

Less Distributions:
From investment income	—		—	—		—	(4.48)	(0.13)
From return of capital	—		—	—		(0.16)	—	—

Total Distributions	—		—	—		(0.16)	(4.48)	(0.13)

Net Increase/(Decrease) in Net Asset Value	2.44		8.92	3.96		(1.42)	1.61	5.90

Net Asset Value, End of Period	$39.83		$37.39	$28.47		$24.51	$25.93	$24.32

Total Return	6.53	%(e)	31.33%	16.16%		(4.94)%	25.13%	32.90%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$18,289		$21,636	$25,416		$98,153	$116,005	$126,090
Ratios to Average Net Assets:
Net investment income/(loss)	(0.20	)%(f)	(0.11)%	(0.15)%		0.62%	0.58%	0.68%
Operating expenses including reimbursement/waiver	0.85	%(f)	0.85%	0.99	%(g)(h)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.06	%(f)	1.02%	0.99%		0.94%	1.26%	1.33%
Portfolio Turnover Rate	23	%(e)	218%	154%		40%	169%	84%

(a) Prior to May 1, 2013, the Forward Total MarketPlus Fund was known as the Forward Extended MarketPlus Fund.

(b) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(c) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund was known as the Accessor Small to Mid Cap Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Not Annualized.

(f) Annualized.

(g) Affiliated management fee waiver represents less than 0.005%.

(h) Effective November 1, 2012, the Advisor agreed to limit expenses at 0.85%.

See Notes to Financial Statements	95	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Total MarketPlus Fund

	Class Z
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)	Year Ended December 31, 2012		Year Ended December 31, 2011(b)	Year Ended December 31, 2010(c)	Period Ended December 31, 2009(d)
Net Asset Value, Beginning of Period	$37.50		$28.53	$24.52		$25.93	$24.31	$19.31
Income/(Loss) from Operations:
Net investment income/(loss)(e)	(0.02)		(0.03)	(0.01)		0.22	0.17	0.09
Net realized and unrealized gain/(loss) on investments	2.49		9.00	4.02		(1.46)	5.96	5.00

Total from Investment Operations	2.47		8.97	4.01		(1.24)	6.13	5.09

Less Distributions:
From investment income	—		—	—		—	(4.51)	(0.09)
From return of capital	—		—	—		(0.17)	—	—

Total Distributions	—		—	—		(0.17)	(4.51)	(0.09)

Net Increase/(Decrease) in Net Asset Value	2.47		8.97	4.01		(1.41)	1.62	5.00

Net Asset Value, End of Period	$39.97		$37.50	$28.53		$24.52	$25.93	$24.31

Total Return	6.59	%(f)	31.53%	16.27%		(4.85)%	25.32%	26.43	%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,813		$17,511	$2,068		$10,416	$42,067	$41,580
Ratios to Average Net Assets:
Net investment income/(loss)	(0.11	)%(g)	(0.10)%	(0.03)%		0.82%	0.67%	0.60	%(g)
Operating expenses including reimbursement/waiver	0.75	%(g)	0.75%	0.89	%(h)(i)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	0.95	%(g)	0.90%	0.90%		0.83%	1.17%	1.24	%(g)
Portfolio Turnover Rate	23	%(f)	218%	154%		40%	169%	84	%(j)

(a) Prior to May 1, 2013, the Forward Total MarketPlus Fund was known as the Forward Extended MarketPlus Fund.

(b) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(c) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund Class Z was known as the Accessor Small to Mid Cap Fund Z Class.

(d) Commenced operations on May 5, 2009.

(e) Per share amounts are based upon average shares outstanding.

(f) Not Annualized.

(g) Annualized.

(h) Affiliated management fee waiver represents less than 0.005%.

(i) Effective November 1, 2012, the Advisor agreed to limit expenses at 0.75%.

(j) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

June 30, 2014	96	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income/(Loss) from Operations:
Net investment income(b)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net realized and unrealized gain on investments	—		(0.00	)(c)	0.00	(c)	—		—		0.00	(c)

Total from Investment Operations	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)

Less Distributions:
From investment income	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)(d)	(0.00	)(c)

Total Distributions	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Net Increase in Net Asset Value	0.00		0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.00	%(e)(f)	0.01%		0.04%		0.01%		0.05	%(d)	0.18%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,098		$1,066		$1,696		$1,098		$2,419		$3,948
Ratios to Average Net Assets:
Net investment income including waiver	0.01	%(g)	0.01%		0.04%		0.02%		0.05%		0.21%
Operating expenses including waiver	0.20	%(g)	0.25%		0.25%		0.18%		0.24%		0.57%
Net investment loss excluding waiver	(0.88	)%(g)	(0.80)%		(0.69)%		(0.70)%		(0.69)%		(0.22)%
Operating expenses excluding waiver	1.09	%(g)	1.06%		0.98%		0.90%		0.98%		1.00%

(a) Prior to May 1, 2010, the Forward U.S. Government Money Fund was known as the Accessor U.S. Government Money Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(e) Amount represents less than 0.01%.

(f) Not Annualized.

(g) Annualized.

See Notes to Financial Statements	97	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income/(Loss) from Operations:
Net investment income(b)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net realized and unrealized gain on investments	—		(0.00	)(c)	0.00	(c)	—		—		0.00	(c)

Total from Investment Operations	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)

Less Distributions:
From investment income	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)(d)	(0.00	)(c)

Total Distributions	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Net Increase in Net Asset Value	0.00		0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.00	%(e)(f)	0.01%		0.04%		0.01%		0.05	%(d)	0.26%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$76,931		$69,135		$95,796		$189,465		$221,270		$275,448
Ratios to Average Net Assets:
Net investment income including waiver	0.01	%(g)	0.01%		0.04%		0.01%		0.05%		0.28%
Operating expenses including waiver	0.20	%(g)	0.25%		0.25%		0.18%		0.24%		0.44%
Net investment income/(loss) excluding waiver	(0.38	)%(g)	(0.30)%		(0.18)%		(0.21)%		(0.19)%		0.22%
Operating expenses excluding waiver	0.59	%(g)	0.56%		0.47%		0.40%		0.48%		0.50%

(a) Prior to May 1, 2010, the Forward U.S. Government Money Fund was known as the Accessor U.S. Government Money Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(e) Amount represents less than 0.01%.

(f) Not Annualized.

(g) Annualized.

June 30, 2014	98	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income/(Loss) from Operations:
Net investment income(b)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net realized and unrealized gain on investments	—		(0.00	)(c)	0.00	(c)	—		—		—

Total from Investment Operations	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)

Less Distributions:
From investment income	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)(d)	(0.00	)(c)

Total Distributions	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Net Increase in Net Asset Value	0.00		0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.00	%(e)(f)	0.01%		0.04%		0.01%		0.05	%(d)	0.20%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,335		$1,530		$1,413		$1,576		$1,529		$594
Ratios to Average Net Assets:
Net investment income including waiver	0.01	%(g)	0.01%		0.04%		0.01%		0.05%		0.22%
Operating expenses including waiver	0.20	%(g)	0.25%		0.25%		0.18%		0.22%		0.52%
Net investment loss excluding waiver	(0.63	)%(g)	(0.55)%		(0.43)%		(0.46)%		(0.46)%		(0.02)%
Operating expenses excluding waiver	0.84	%(g)	0.81%		0.72%		0.65%		0.73%		0.75%

(a) Prior to May 1, 2010, the Forward U.S. Government Money Fund Class A was known as the Accessor U.S. Government Money Fund A Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(e) Amount represents less than 0.01%.

(f) Not Annualized.

(g) Annualized.

See Notes to Financial Statements	99	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income/(Loss) from Operations:
Net investment income(b)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net realized and unrealized gain on investments	—		(0.00	)(c)	0.00	(c)	—		—		—

Total from Investment Operations	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)

Less Distributions:
From investment income	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)(d)	(0.00	)(c)

Total Distributions	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Net Increase in Net Asset Value	0.00		0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(e)	0.00	%(f)(g)	0.01%		0.04%		0.01%		0.05	%(d)	0.16%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,137		$2,398		$1,478		$5,159		$993		$1,252
Ratios to Average Net Assets:
Net investment income including waiver	0.01	%(h)	0.01%		0.03%		0.01%		0.05%		0.17%
Operating expenses including waiver	0.20	%(h)	0.25%		0.25%		0.17%		0.24%		0.56%
Net investment loss excluding waiver	(1.37	)%(h)	(1.30)%		(1.18)%		(1.21)%		(1.19)%		(0.77)%
Operating expenses excluding waiver	1.58	%(h)	1.56%		1.46%		1.39%		1.48%		1.50%

(a) Prior to May 1, 2010, the Forward U.S. Government Money Fund Class C was known as the Accessor U.S. Government Money Fund C Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(e) Total return does not reflect the effect of sales charges.

(f) Amount represents less than 0.01%.

(g) Not Annualized.

(h) Annualized.

June 30, 2014	100	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	Class Z
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income/(Loss) from Operations:
Net investment income(b)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net realized and unrealized gain on investments	—		(0.00	)(c)	0.00	(c)	—		0.00	(c)	0.00	(c)

Total from Investment Operations	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)

Less Distributions:
From investment income	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)(d)	(0.00	)(c)

Total Distributions	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Net Increase in Net Asset Value	0.00		0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.00	%(e)(f)	0.01%		0.04%		0.01%		0.08	%(d)	0.45%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,621		$2,621		$3,164		$257,898		$307,986		$435,856
Ratios to Average Net Assets:
Net investment income including waiver	0.01	%(g)	0.01%		0.02%		0.02%		0.08%		0.51%
Operating expenses including waiver	0.20	%(g)	0.25%		0.24%		0.18%		0.21%		0.25%
Net investment income/(loss) excluding waiver	(0.13	)%(g)	(0.05)%		0.00	%(e)	(0.01)%		0.06%		0.50%
Operating expenses excluding waiver	0.34	%(g)	0.31%		0.26%		0.21%		0.23%		0.25%

(a) Prior to May 1, 2010, the Forward U.S. Government Money Fund Class Z was known as the Accessor U.S. Government Money Fund Z Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(e) Amount represents less than 0.01%.

(f) Not Annualized.

(g) Annualized.

See Notes to Financial Statements	101	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.33		$14.94	$13.96	$15.18	$14.56	$12.47
Income/(Loss) from Operations:
Net investment income(b)	0.24		0.44	0.33	0.33	0.69	0.41
Net realized and unrealized gain/(loss) on investments	0.41		0.42	1.02	(0.83)	0.61	2.09

Total from Investment Operations	0.65		0.86	1.35	(0.50)	1.30	2.50

Less Distributions:
From investment income	(0.26)		(0.47)	(0.37)	(0.34)	(0.68)	(0.41)
From capital gains	—		—	—	(0.38)	—	—

Total Distributions	(0.26)		(0.47)	(0.37)	(0.72)	(0.68)	(0.41)

Net Increase/(Decrease) in Net Asset Value	0.39		0.39	0.98	(1.22)	0.62	2.09

Net Asset Value, End of Period	$15.72		$15.33	$14.94	$13.96	$15.18	$14.56

Total Return	4.27	%(c)	5.83%	9.71%	(3.34)%	9.05%	20.38%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,726		$2,610	$4,146	$8,503	$12,898	$13,137
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.19	%(d)	2.87%	2.23%	2.15%	4.64%	3.07%
Operating expenses including expense paid directly by the advisor(e)	0.90	%(d)	0.77%	0.75%	0.68%	0.63%	0.67%
Net investment income excluding expense paid directly by the advisor	3.09	%(d)	2.77%	2.12%	2.04%	4.53%	2.99%
Operating expenses excluding expense paid directly by the advisor(e)	1.00	%(d)	0.87%	0.86%	0.79%	0.74%	0.75%
Portfolio Turnover Rate	28	%(c)	46%	81%	78%	55%	28%

(a) Prior to May 1, 2010, the Forward Balanced Allocation Fund was known as the Accessor Balanced Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

June 30, 2014	102	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.34		$14.95	$13.97	$15.19	$14.57	$12.48
Income/(Loss) from Operations:
Net investment income(b)	0.27		0.52	0.41	0.39	0.70	0.48
Net realized and unrealized gain/(loss) on investments	0.43		0.42	1.01	(0.81)	0.68	2.09

Total from Investment Operations	0.70		0.94	1.42	(0.42)	1.38	2.57

Less Distributions:
From investment income	(0.30)		(0.55)	(0.44)	(0.42)	(0.76)	(0.48)
From capital gains	—		—	—	(0.38)	—	—

Total Distributions	(0.30)		(0.55)	(0.44)	(0.80)	(0.76)	(0.48)

Net Increase/(Decrease) in Net Asset Value	0.40		0.39	0.98	(1.22)	0.62	2.09

Net Asset Value, End of Period	$15.74		$15.34	$14.95	$13.97	$15.19	$14.57

Total Return	4.59	%(c)	6.37%	10.26%	(2.84)%	9.59%	20.97%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$7,071		$16,014	$24,207	$35,935	$70,749	$76,923
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.47	%(d)	3.40%	2.78%	2.55%	4.74%	3.58%
Operating expenses including expense paid directly by the advisor(e)	0.38	%(d)	0.27%	0.25%	0.17%	0.13%	0.17%
Net investment income excluding expense paid directly by the advisor	3.37	%(d)	3.30%	2.67%	2.44%	4.63%	3.50%
Operating expenses excluding expense paid directly by the advisor(e)	0.48	%(d)	0.37%	0.36%	0.28%	0.24%	0.25%
Portfolio Turnover Rate	28	%(c)	46%	81%	78%	55%	28%

(a) Prior to May 1, 2010, the Forward Balanced Allocation Fund was known as the Accessor Balanced Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	103	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.32		$14.93	$13.95	$15.17	$14.56	$12.46
Income/(Loss) from Operations:
Net investment income(b)	0.26		0.48	0.38	0.30	0.67	0.42
Net realized and unrealized gain/(loss) on investments	0.40		0.41	0.99	(0.78)	0.64	2.11

Total from Investment Operations	0.66		0.89	1.37	(0.48)	1.31	2.53

Less Distributions:
From investment income	(0.27)		(0.50)	(0.39)	(0.36)	(0.70)	(0.43)
From capital gains	—		—	—	(0.38)	—	—

Total Distributions	(0.27)		(0.50)	(0.39)	(0.74)	(0.70)	(0.43)

Net Increase/(Decrease) in Net Asset Value	0.39		0.39	0.98	(1.22)	0.61	2.10

Net Asset Value, End of Period	$15.71		$15.32	$14.93	$13.95	$15.17	$14.56

Total Return(c)	4.35	%(d)	6.00%	9.89%	(3.21)%	9.14%	20.66%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,366		$4,886	$5,904	$6,230	$20,392	$21,999
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.36	%(e)	3.16%	2.60%	1.93%	4.55%	3.17%
Operating expenses including expense paid directly by the advisor(f)	0.75	%(e)	0.62%	0.60%	0.51%	0.48%	0.52%
Net investment income excluding expense paid directly by the advisor	3.26	%(e)	3.06%	2.50%	1.82%	4.44%	3.09%
Operating expenses excluding expense paid directly by the advisor(f)	0.85	%(e)	0.72%	0.70%	0.62%	0.59%	0.60%
Portfolio Turnover Rate	28	%(d)	46%	81%	78%	55%	28%

(a) Prior to May 1, 2010, the Forward Balanced Allocation Fund Class A was known as the Accessor Balanced Allocation Fund A Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

June 30, 2014	104	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.30		$14.91	$13.93	$15.15	$14.54	$12.45
Income/(Loss) from Operations:
Net investment income(b)	0.20		0.37	0.28	0.25	0.62	0.35
Net realized and unrealized gain/(loss) on investments	0.42		0.41	0.99	(0.83)	0.60	2.09

Total from Investment Operations	0.62		0.78	1.27	(0.58)	1.22	2.44

Less Distributions:
From investment income	(0.22)		(0.39)	(0.29)	(0.26)	(0.61)	(0.35)
From capital gains	—		—	—	(0.38)	—	—

Total Distributions	(0.22)		(0.39)	(0.29)	(0.64)	(0.61)	(0.35)

Net Increase/(Decrease) in Net Asset Value	0.40		0.39	0.98	(1.22)	0.61	2.09

Net Asset Value, End of Period	$15.70		$15.30	$14.91	$13.93	$15.15	$14.54

Total Return(c)	4.08	%(d)	5.30%	9.18%	(3.84)%	8.45%	19.82%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,734		$6,639	$9,884	$11,984	$17,005	$15,548
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.64	%(e)	2.41%	1.89%	1.68%	4.17%	2.64%
Operating expenses including expense paid directly by the advisor(f)	1.39	%(e)	1.27%	1.25%	1.18%	1.13%	1.17%
Net investment income excluding expense paid directly by the advisor	2.54	%(e)	2.31%	1.79%	1.57%	4.06%	2.56%
Operating expenses excluding expense paid directly by the advisor(f)	1.49	%(e)	1.37%	1.35%	1.29%	1.24%	1.25%
Portfolio Turnover Rate	28	%(d)	46%	81%	78%	55%	28%

(a) Prior to May 1, 2010, the Forward Balanced Allocation Fund Class C was known as the Accessor Balanced Allocation Fund C Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	105	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.74		$15.02	$13.94	$14.82	$14.15	$11.95
Income/(Loss) from Operations:
Net investment income(b)	0.27		0.46	0.30	0.24	0.70	0.35
Net realized and unrealized gain/(loss) on investments	0.50		0.74	1.15	(0.79)	0.67	2.23

Total from Investment Operations	0.77		1.20	1.45	(0.55)	1.37	2.58

Less Distributions:
From investment income	(0.30)		(0.48)	(0.37)	(0.27)	(0.70)	(0.38)
From capital gains	—		—	—	(0.06)	—	—

Total Distributions	(0.30)		(0.48)	(0.37)	(0.33)	(0.70)	(0.38)

Net Increase/(Decrease) in Net Asset Value	0.47		0.72	1.08	(0.88)	0.67	2.20

Net Asset Value, End of Period	$16.21		$15.74	$15.02	$13.94	$14.82	$14.15

Total Return	4.94	%(c)	8.06%	10.46%	(3.74)%	9.76%	21.84%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,030		$3,881	$4,540	$7,527	$13,031	$12,083
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.43	%(d)	2.97%	2.04%	1.63%	4.86%	2.80%
Operating expenses including expense paid directly by the advisor(e)	0.86	%(d)	0.78%	0.75%	0.71%	0.66%	0.68%
Net investment income excluding expense paid directly by the advisor	3.33	%(d)	2.87%	1.92%	1.50%	4.73%	2.70%
Operating expenses excluding expense paid directly by the advisor(e)	0.96	%(d)	0.88%	0.87%	0.84%	0.79%	0.78%
Portfolio Turnover Rate	31	%(c)	62%	84%	79%	47%	28%

(a) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund was known as the Accessor Growth & Income Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

June 30, 2014	106	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.76		$15.04	$13.96	$14.84	$14.17	$11.97
Income/(Loss) from Operations:
Net investment income(b)	0.30		0.52	0.39	0.31	0.69	0.44
Net realized and unrealized gain/(loss) on investments	0.51		0.76	1.14	(0.78)	0.75	2.20

Total from Investment Operations	0.81		1.28	1.53	(0.47)	1.44	2.64

Less Distributions:
From investment income	(0.34)		(0.56)	(0.45)	(0.35)	(0.77)	(0.44)
From capital gains	—		—	—	(0.06)	—	—

Total Distributions	(0.34)		(0.56)	(0.45)	(0.41)	(0.77)	(0.44)

Net Increase/(Decrease) in Net Asset Value	0.47		0.72	1.08	(0.88)	0.67	2.20

Net Asset Value, End of Period	$16.23		$15.76	$15.04	$13.96	$14.84	$14.17

Total Return	5.19	%(c)	8.61%	11.05%	(3.22)%	10.28%	22.39%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,707		$11,458	$16,273	$24,909	$43,690	$51,974
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.74	%(d)	3.33%	2.65%	2.08%	4.74%	3.43%
Operating expenses including expense paid directly by the advisor(e)	0.36	%(d)	0.28%	0.25%	0.21%	0.16%	0.18%
Net investment income excluding expense paid directly by the advisor	3.64	%(d)	3.23%	2.53%	1.95%	4.61%	3.33%
Operating expenses excluding expense paid directly by the advisor(e)	0.46	%(d)	0.38%	0.37%	0.34%	0.29%	0.29%
Portfolio Turnover Rate	31	%(c)	62%	84%	79%	47%	28%

(a) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund was known as the Accessor Growth & Income Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	107	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.71		$14.99	$13.92	$14.80	$14.13	$11.93
Income/(Loss) from Operations:
Net investment income(b)	0.25		0.47	0.37	0.28	0.68	0.37
Net realized and unrealized gain/(loss) on investments	0.53		0.75	1.10	(0.81)	0.71	2.23

Total from Investment Operations	0.78		1.22	1.47	(0.53)	1.39	2.60

Less Distributions:
From investment income	(0.31)		(0.50)	(0.40)	(0.29)	(0.72)	(0.40)
From capital gains	—		—	—	(0.06)	—	—

Total Distributions	(0.31)		(0.50)	(0.40)	(0.35)	(0.72)	(0.40)

Net Increase/(Decrease) in Net Asset Value	0.47		0.72	1.07	(0.88)	0.67	2.20

Net Asset Value, End of Period	$16.18		$15.71	$14.99	$13.92	$14.80	$14.13

Total Return(c)	5.02	%(d)	8.23%	10.62%	(3.59)%	9.92%	22.04%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$8,559		$9,262	$12,222	$12,691	$17,864	$19,428
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.57	%(e)	3.00%	2.53%	1.87%	4.69%	2.95%
Operating expenses including expense paid directly by the advisor(f)	0.71	%(e)	0.63%	0.60%	0.56%	0.51%	0.53%
Net investment income excluding expense paid directly by the advisor	3.47	%(e)	2.90%	2.42%	1.74%	4.56%	2.85%
Operating expenses excluding expense paid directly by the advisor(f)	0.81	%(e)	0.73%	0.71%	0.69%	0.64%	0.63%
Portfolio Turnover Rate	31	%(d)	62%	84%	79%	47%	28%

(a) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund Class A was known as the Accessor Growth & Income Allocation Fund A Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

June 30, 2014	108	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.71		$14.99	$13.90	$14.77	$14.11	$11.91
Income/(Loss) from Operations:
Net investment income(b)	0.25		0.36	0.23	0.17	0.60	0.29
Net realized and unrealized gain/(loss) on investments	0.48		0.75	1.15	(0.79)	0.68	2.22

Total from Investment Operations	0.73		1.11	1.38	(0.62)	1.28	2.51

Less Distributions:
From investment income	(0.26)		(0.39)	(0.29)	(0.19)	(0.62)	(0.31)
From capital gains	—		—	—	(0.06)	—	—

Total Distributions	(0.26)		(0.39)	(0.29)	(0.25)	(0.62)	(0.31)

Net Increase/(Decrease) in Net Asset Value	0.47		0.72	1.09	(0.87)	0.66	2.20

Net Asset Value, End of Period	$16.18		$15.71	$14.99	$13.90	$14.77	$14.11

Total Return(c)	4.68	%(d)	7.56%	9.89%	(4.19)%	9.16%	21.20%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$8,825		$10,385	$14,466	$22,529	$32,334	$33,843
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.87	%(e)	2.35%	1.57%	1.18%	4.20%	2.32%
Operating expenses including expense paid directly by the advisor(f)	1.36	%(e)	1.28%	1.25%	1.21%	1.16%	1.18%
Net investment income excluding expense paid directly by the advisor	2.77	%(e)	2.25%	1.45%	1.05%	4.07%	2.22%
Operating expenses excluding expense paid directly by the advisor(f)	1.46	%(e)	1.38%	1.37%	1.34%	1.29%	1.28%
Portfolio Turnover Rate	31	%(d)	62%	84%	79%	47%	28%

(a) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund Class C was known as the Accessor Growth & Income Allocation Fund C Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	109	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.91		$14.09	$12.94	$14.71	$13.99	$11.61
Income/(Loss) from Operations:
Net investment income(b)	0.28		0.42	0.33	0.12	0.69	0.28
Net realized and unrealized gain/(loss) on investments	0.58		0.83	1.22	(0.98)	0.74	2.41

Total from Investment Operations	0.86		1.25	1.55	(0.86)	1.43	2.69

Less Distributions:
From investment income	(0.30)		(0.43)	(0.40)	(0.13)	(0.71)	(0.31)
From capital gains	—		—	—	(0.78)	—	—

Total Distributions	(0.30)		(0.43)	(0.40)	(0.91)	(0.71)	(0.31)

Net Increase/(Decrease) in Net Asset Value	0.56		0.82	1.15	(1.77)	0.72	2.38

Net Asset Value, End of Period	$15.47		$14.91	$14.09	$12.94	$14.71	$13.99

Total Return	5.80	%(c)	8.98%	12.09%	(5.82)%	10.25%	23.35%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,078		$3,323	$4,408	$7,853	$12,728	$12,610
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.68	%(d)	2.82%	2.37%	0.86%	4.87%	2.26%
Operating expenses including expense paid directly by the advisor(e)	0.80	%(d)	0.79%	0.76%	0.71%	0.68%	0.68%
Net investment income excluding expense paid directly by the advisor	3.58	%(d)	2.72%	2.26%	0.72%	4.73%	2.16%
Operating expenses excluding expense paid directly by the advisor(e)	0.90	%(d)	0.89%	0.87%	0.85%	0.82%	0.78%
Portfolio Turnover Rate	32	%(c)	83%	89%	84%	70%	32%

(a) Prior to May 1, 2010, the Forward Growth Allocation Fund was known as the Accessor Growth Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

June 30, 2014	110	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.91		$14.09	$12.94	$14.72	$14.00	$11.61
Income/(Loss) from Operations:
Net investment income(b)	0.31		0.56	0.39	0.19	0.72	0.36
Net realized and unrealized gain/(loss) on investments	0.58		0.77	1.24	(0.98)	0.78	2.40

Total from Investment Operations	0.89		1.33	1.63	(0.79)	1.50	2.76

Less Distributions:
From investment income	(0.33)		(0.51)	(0.48)	(0.21)	(0.78)	(0.37)
From capital gains	—		—	—	(0.78)	—	—

Total Distributions	(0.33)		(0.51)	(0.48)	(0.99)	(0.78)	(0.37)

Net Increase/(Decrease) in Net Asset Value	0.56		0.82	1.15	(1.78)	0.72	2.39

Net Asset Value, End of Period	$15.47		$14.91	$14.09	$12.94	$14.72	$14.00

Total Return	6.07	%(c)	9.54%	12.73%	(5.39)%	10.79%	24.04%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$15,440		$18,203	$13,631	$24,550	$44,027	$50,952
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	4.15	%(d)	3.78%	2.85%	1.28%	5.06%	2.95%
Operating expenses including expense paid directly by the advisor(e)	0.30	%(d)	0.28%	0.26%	0.21%	0.18%	0.18%
Net investment income excluding expense paid directly by the advisor	4.05	%(d)	3.68%	2.73%	1.14%	4.92%	2.85%
Operating expenses excluding expense paid directly by the advisor(e)	0.40	%(d)	0.38%	0.38%	0.35%	0.32%	0.28%
Portfolio Turnover Rate	32	%(c)	83%	89%	84%	70%	32%

(a) Prior to May 1, 2010, the Forward Growth Allocation Fund was known as the Accessor Growth Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	111	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.90		$14.08	$12.94	$14.72	$13.99	$11.61
Income/(Loss) from Operations:
Net investment income(b)	0.29		0.46	0.38	0.17	0.66	0.31
Net realized and unrealized gain/(loss) on investments	0.58		0.81	1.19	(1.01)	0.80	2.40

Total from Investment Operations	0.87		1.27	1.57	(0.84)	1.46	2.71

Less Distributions:
From investment income	(0.31)		(0.45)	(0.43)	(0.16)	(0.73)	(0.33)
From capital gains	—		—	—	(0.78)	—	—

Total Distributions	(0.31)		(0.45)	(0.43)	(0.94)	(0.73)	(0.33)

Net Increase/(Decrease) in Net Asset Value	0.56		0.82	1.14	(1.78)	0.73	2.38

Net Asset Value, End of Period	$15.46		$14.90	$14.08	$12.94	$14.72	$13.99

Total Return(c)	5.89	%(d)	9.15%	12.25%	(5.73)%	10.48%	23.53%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$9,306		$10,058	$10,553	$12,709	$17,670	$20,268
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.82	%(e)	3.12%	2.78%	1.14%	4.61%	2.52%
Operating expenses including expense paid directly by the advisor(f)	0.65	%(e)	0.64%	0.61%	0.56%	0.53%	0.53%
Net investment income excluding expense paid directly by the advisor	3.72	%(e)	3.02%	2.67%	1.00%	4.47%	2.42%
Operating expenses excluding expense paid directly by the advisor(f)	0.75	%(e)	0.74%	0.72%	0.70%	0.67%	0.63%
Portfolio Turnover Rate	32	%(d)	83%	89%	84%	70%	32%

(a) Prior to May 1, 2010, the Forward Growth Allocation Fund Class A was known as the Accessor Growth Allocation Fund A Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

June 30, 2014	112	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.78		$13.96	$12.83	$14.63	$13.92	$11.55
Income/(Loss) from Operations:
Net investment income(b)	0.23		0.34	0.27	0.07	0.56	0.23
Net realized and unrealized gain/(loss) on investments	0.58		0.84	1.21	(0.99)	0.78	2.39

Total from Investment Operations	0.81		1.18	1.48	(0.92)	1.34	2.62

Less Distributions:
From investment income	(0.26)		(0.36)	(0.35)	(0.10)	(0.63)	(0.25)
From capital gains	—		—	—	(0.78)	—	—

Total Distributions	(0.26)		(0.36)	(0.35)	(0.88)	(0.63)	(0.25)

Net Increase/(Decrease) in Net Asset Value	0.55		0.82	1.13	(1.80)	0.71	2.37

Net Asset Value, End of Period	$15.33		$14.78	$13.96	$12.83	$14.63	$13.92

Total Return(c)	5.52	%(d)	8.49%	11.57%	(6.31)%	9.67%	22.79%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$8,879		$10,881	$14,018	$20,321	$27,871	$30,775
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.12	%(e)	2.30%	2.00%	0.50%	3.97%	1.88%
Operating expenses including expense paid directly by the advisor(f)	1.30	%(e)	1.29%	1.26%	1.21%	1.18%	1.18%
Net investment income excluding expense paid directly by the advisor	3.02	%(e)	2.20%	1.89%	0.36%	3.83%	1.78%
Operating expenses excluding expense paid directly by the advisor(f)	1.40	%(e)	1.39%	1.37%	1.35%	1.32%	1.28%
Portfolio Turnover Rate	32	%(d)	83%	89%	84%	70%	32%

(a) Prior to May 1, 2010, the Forward Growth Allocation Fund Class C was known as the Accessor Growth Allocation Fund C Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	113	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.21		$15.24	$14.26	$14.93	$14.39		$12.60
Income/(Loss) from Operations:
Net investment income(b)	0.21		0.40	0.35	0.41	0.58		0.45
Net realized and unrealized gain/(loss) on investments	0.34		0.07	1.05	(0.58)	0.55		1.80

Total from Investment Operations	0.55		0.47	1.40	(0.17)	1.13		2.25

Less Distributions:
From investment income	(0.19)		(0.45)	(0.42)	(0.45)	(0.59)		(0.46)
From capital gains	—		(1.05)	—	(0.05)	(0.00	)(c)	—

Total Distributions	(0.19)		(1.50)	(0.42)	(0.50)	(0.59)		(0.46)

Net Increase/(Decrease) in Net Asset Value	0.36		(1.03)	0.98	(0.67)	0.54		1.79

Net Asset Value, End of Period	$14.57		$14.21	$15.24	$14.26	$14.93		$14.39

Total Return	3.81	%(d)	3.18%	9.88%	(1.17)%	7.96%		18.08%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$474		$661	$1,224	$2,918	$4,821		$4,725
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.96	%(e)	2.60%	2.33%	2.73%	3.96%		3.40%
Operating expenses including expense paid directly by the advisor(f)	1.19	%(e)	0.88%	0.69%	0.68%	0.69%		0.75%
Net investment income excluding expense paid directly by the advisor	2.86	%(e)	2.50%	2.23%	2.63%	3.86%		3.32%
Operating expenses excluding expense paid directly by the advisor(f)	1.29	%(e)	0.98%	0.79%	0.78%	0.79%		0.83%
Portfolio Turnover Rate	27	%(d)	38%	83%	95%	53%		25%

(a) Prior to May 1, 2010 the Forward Income & Growth Fund was known as the Accessor Income & Growth Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

June 30, 2014	114	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.21		$15.25	$14.27	$14.94	$14.41		$12.61
Income/(Loss) from Operations:
Net investment income(b)	0.18		0.46	0.50	0.54	0.68		0.52
Net realized and unrealized gain/(loss) on investments	0.39		0.08	0.98	(0.63)	0.51		1.80

Total from Investment Operations	0.57		0.54	1.48	(0.09)	1.19		2.32

Less Distributions:
From investment income	(0.22)		(0.53)	(0.50)	(0.53)	(0.66)		(0.52)
From capital gains	—		(1.05)	—	(0.05)	(0.00	)(c)	—

Total Distributions	(0.22)		(1.58)	(0.50)	(0.58)	(0.66)		(0.52)

Net Increase/(Decrease) in Net Asset Value	0.35		(1.04)	0.98	(0.67)	0.53		1.80

Net Asset Value, End of Period	$14.56		$14.21	$15.25	$14.27	$14.94		$14.41

Total Return	4.06	%(d)	3.65%	10.45%	(0.66)%	8.42%		18.83%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$5,126		$14,173	$59,663	$54,211	$49,947		$40,855
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.54	%(e)	2.97%	3.32%	3.64%	4.60%		3.90%
Operating expenses including expense paid directly by the advisor(f)	0.63	%(e)	0.35%	0.19%	0.18%	0.19%		0.25%
Net investment income excluding expense paid directly by the advisor	2.44	%(e)	2.87%	3.22%	3.53%	4.50%		3.82%
Operating expenses excluding expense paid directly by the advisor(f)	0.73	%(e)	0.45%	0.29%	0.29%	0.29%		0.33%
Portfolio Turnover Rate	27	%(d)	38%	83%	95%	53%		25%

(a) Prior to May 1, 2010 the Forward Income & Growth Fund was known as the Accessor Income & Growth Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	115	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.20		$15.23	$14.25	$14.92	$14.39		$12.60
Income/(Loss) from Operations:
Net investment income(b)	0.19		0.49	0.43	0.42	0.58		0.46
Net realized and unrealized gain/(loss) on investments	0.36		0.01	0.99	(0.57)	0.56		1.81

Total from Investment Operations	0.55		0.50	1.42	(0.15)	1.14		2.27

Less Distributions:
From investment income	(0.20)		(0.48)	(0.44)	(0.47)	(0.61)		(0.48)
From capital gains	—		(1.05)	—	(0.05)	(0.00	)(c)	—

Total Distributions	(0.20)		(1.53)	(0.44)	(0.52)	(0.61)		(0.48)

Net Increase/(Decrease) in Net Asset Value	0.35		(1.03)	0.98	(0.67)	0.53		1.79

Net Asset Value, End of Period	$14.55		$14.20	$15.23	$14.25	$14.92		$14.39

Total Return(d)	3.88	%(e)	3.35%	10.07%	(1.02)%	8.05%		18.35%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$872		$997	$1,085	$1,206	$2,745		$3,118
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.61	%(f)	3.19%	2.88%	2.80%	3.96%		3.48%
Operating expenses including expense paid directly by the advisor(g)	1.01	%(f)	0.74%	0.54%	0.53%	0.53%		0.61%
Net investment income excluding expense paid directly by the advisor	2.51	%(f)	3.09%	2.78%	2.70%	3.85%		3.41%
Operating expenses excluding expense paid directly by the advisor(g)	1.11	%(f)	0.84%	0.64%	0.63%	0.64%		0.68%
Portfolio Turnover Rate	27	%(e)	38%	83%	95%	53%		25%

(a) Prior to May 1, 2010 the Forward Income & Growth Fund Class A was known as the Accessor Income & Growth Allocation Fund A Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Excludes expenses of the affiliated funds in which the Fund invests.

June 30, 2014	116	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.16		$15.18	$14.21	$14.88	$14.35		$12.57
Income/(Loss) from Operations:
Net investment income(b)	0.13		0.34	0.32	0.37	0.50		0.37
Net realized and unrealized gain/(loss) on investments	0.37		0.06	0.99	(0.61)	0.54		1.80

Total from Investment Operations	0.50		0.40	1.31	(0.24)	1.04		2.17

Less Distributions:
From investment income	(0.15)		(0.37)	(0.34)	(0.38)	(0.51)		(0.39)
From capital gains	—		(1.05)	—	(0.05)	(0.00	)(c)	—

Total Distributions	(0.15)		(1.42)	(0.34)	(0.43)	(0.51)		(0.39)

Net Increase/(Decrease) in Net Asset Value	0.35		(1.02)	0.97	(0.67)	0.53		1.78

Net Asset Value, End of Period	$14.51		$14.16	$15.18	$14.21	$14.88		$14.35

Total Return(d)	3.56	%(e)	2.73%	9.31%	(1.65)%	7.37%		17.54%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,601		$2,015	$4,066	$5,597	$6,744		$6,387
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	1.88	%(f)	2.22%	2.14%	2.51%	3.44%		2.82%
Operating expenses including expense paid directly by the advisor(g)	1.66	%(f)	1.38%	1.19%	1.18%	1.19%		1.26%
Net investment income excluding expense paid directly by the advisor	1.78	%(f)	2.12%	2.04%	2.40%	3.34%		2.75%
Operating expenses excluding expense paid directly by the advisor(g)	1.76	%(f)	1.48%	1.29%	1.29%	1.29%		1.33%
Portfolio Turnover Rate	27	%(e)	38%	83%	95%	53%		25%

(a) Prior to May 1, 2010 the Forward Income & Growth Fund Class C was known as the Accessor Income & Growth Allocation Fund C Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	117	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.34		$15.33		$14.50	$14.39	$13.99	$12.76
Income/(Loss) from Operations:
Net investment income(c)	0.37		0.70		0.67	0.62	0.50	0.60
Net realized and unrealized gain on investments	0.71		0.03		0.88	0.12	0.40	1.23

Total from Investment Operations	1.08		0.73		1.55	0.74	0.90	1.83

Less Distributions:
From investment income	(0.37)		(0.67)		(0.72)	(0.63)	(0.50)	(0.60)
From capital gains	—		(0.05)		—	—	—	—

Total Distributions	(0.37)		(0.72)		(0.72)	(0.63)	(0.50)	(0.60)

Net Increase in Net Asset Value	0.71		0.01		0.83	0.11	0.40	1.23

Net Asset Value, End of Period	$16.05		$15.34		$15.33	$14.50	$14.39	$13.99

Total Return	7.11	%(d)	4.80%		11.04%	5.26%	6.48%	14.58%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,098		$1,867		$1,381	$2,289	$2,423	$2,040
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	4.71	%(e)	4.50%		4.53%	4.30%	3.51%	4.45%
Operating expenses including waiver and expense paid directly by the advisor(f)	0.99	%(e)	0.99	%(g)	1.07%	0.97%	0.91%	0.97%
Net investment income excluding waiver and expense paid directly by the advisor	4.60	%(e)	4.43%		4.43%	4.19%	3.39%	4.37%
Operating expenses excluding waiver and expense paid directly by the advisor(f)	1.10	%(e)	1.06%		1.17%	1.08%	1.02%	1.05%
Portfolio Turnover Rate	71	%(d)	95%		135%	38%	33%	27%

(a) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund was known as the Accessor Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

(g) Effective May 1, 2013, the Advisor agreed to limit expenses at 0.99%.

June 30, 2014	118	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.36		$15.35		$14.51	$14.40	$14.00	$12.77
Income/(Loss) from Operations:
Net investment income(c)	0.37		0.72		0.75	0.70	0.57	0.66
Net realized and unrealized gain on investments	0.76		0.08		0.89	0.12	0.40	1.24

Total from Investment Operations	1.13		0.80		1.64	0.82	0.97	1.90

Less Distributions:
From investment income	(0.41)		(0.74)		(0.80)	(0.71)	(0.57)	(0.67)
From capital gains	—		(0.05)		—	—	—	—

Total Distributions	(0.41)		(0.79)		(0.80)	(0.71)	(0.57)	(0.67)

Net Increase in Net Asset Value	0.72		0.01		0.84	0.11	0.40	1.23

Net Asset Value, End of Period	$16.08		$15.36		$15.35	$14.51	$14.40	$14.00

Total Return	7.42	%(d)	5.34%		11.59%	5.79%	7.01%	15.14%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$5,898		$8,568		$9,497	$11,545	$14,772	$13,880
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	4.75	%(e)	4.62%		5.06%	4.81%	3.98%	4.91%
Operating expenses including waiver and expense paid directly by the advisor(f)	0.49	%(e)	0.49	%(g)	0.57%	0.47%	0.40%	0.46%
Net investment income excluding waiver and expense paid directly by the advisor	4.64	%(e)	4.55%		4.96%	4.69%	3.86%	4.83%
Operating expenses excluding waiver and expense paid directly by the advisor(f)	0.60	%(e)	0.56%		0.67%	0.59%	0.52%	0.55%
Portfolio Turnover Rate	71	%(d)	95%		135%	38%	33%	27%

(a) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund was known as the Accessor Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

(g) Effective May 1, 2013, the Advisor agreed to limit expenses at 0.49%.

See Notes to Financial Statements	119	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.35		$15.34		$14.51	$14.39	$13.99	$12.77
Income/(Loss) from Operations:
Net investment income(c)	0.38		0.84		0.85	0.66	0.54	0.63
Net realized and unrealized gain/(loss) on investments	0.73		(0.07)		0.74	0.13	0.39	1.22

Total from Investment Operations	1.11		0.77		1.59	0.79	0.93	1.85

Less Distributions:
From investment income	(0.39)		(0.71)		(0.76)	(0.67)	(0.53)	(0.63)
From capital gains	—		(0.05)		—	—	—	—

Total Distributions	(0.39)		(0.76)		(0.76)	(0.67)	(0.53)	(0.63)

Net Increase in Net Asset Value	0.72		0.01		0.83	0.12	0.40	1.22

Net Asset Value, End of Period	$16.07		$15.35		$15.34	$14.51	$14.39	$13.99

Total Return(d)	7.29	%(e)	5.10%		11.25%	5.59%	6.75%	14.86%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,877		$2,817		$693	$274	$830	$726
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	4.83	%(f)	5.42%		5.73%	4.50%	3.79%	4.69%
Operating expenses including waiver and expense paid directly by the advisor(g)	0.74	%(f)	0.74	%(h)	0.77%	0.70%	0.66%	0.71%
Net investment income excluding waiver and expense paid directly by the advisor	4.72	%(f)	5.35%		5.62%	4.38%	3.67%	4.62%
Operating expenses excluding waiver and expense paid directly by the advisor(g)	0.85	%(f)	0.81%		0.88%	0.82%	0.77%	0.79%
Portfolio Turnover Rate	71	%(e)	95%		135%	38%	33%	27%

(a) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund Class A was known as the Accessor Income Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Excludes expenses of the affiliated funds in which the Fund invests.

(h) Effective May 1, 2013, the Advisor agreed to limit expenses at 0.74%.

June 30, 2014	120	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.29		$15.30		$14.47	$14.36	$13.96	$12.74
Income/(Loss) from Operations:
Net investment income(c)	0.33		0.62		0.62	0.57	0.43	0.54
Net realized and unrealized gain on investments	0.72		0.02		0.86	0.10	0.40	1.21

Total from Investment Operations	1.05		0.64		1.48	0.67	0.83	1.75

Less Distributions:
From investment income	(0.33)		(0.60)		(0.65)	(0.56)	(0.43)	(0.53)
From capital gains	—		(0.05)		—	—	—	—

Total Distributions	(0.33)		(0.65)		(0.65)	(0.56)	(0.43)	(0.53)

Net Increase/(Decrease) in Net Asset Value	0.72		(0.01)		0.83	0.11	0.40	1.22

Net Asset Value, End of Period	$16.01		$15.29		$15.30	$14.47	$14.36	$13.96

Total Return(d)	6.94	%(e)	4.28%		10.45%	4.76%	5.97%	13.97%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$7,518		$6,971		$5,775	$5,354	$4,653	$3,839
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	4.26	%(f)	4.04%		4.22%	3.95%	3.02%	3.99%
Operating expenses including waiver and expense paid directly by the advisor(g)	1.49	%(f)	1.48	%(h)	1.56%	1.48%	1.41%	1.47%
Net investment income excluding waiver and expense paid directly by the advisor	4.15	%(f)	3.96%		4.12%	3.83%	2.91%	3.91%
Operating expenses excluding waiver and expense paid directly by the advisor(g)	1.60	%(f)	1.56%		1.66%	1.60%	1.52%	1.55%
Portfolio Turnover Rate	71	%(e)	95%		135%	38%	33%	27%

(a) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund Class C was known as the Accessor Income Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Excludes expenses of the affiliated funds in which the Fund invests.

(h) Effective May 1, 2013, the Advisor agreed to limit expenses at 1.49%.

See Notes to Financial Statements	121	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	Investor Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.45		$13.95	$12.54	$14.01	$13.38	$10.93
Income/(Loss) from Operations:
Net investment income(c)	0.12		0.28	0.37	0.03	0.61	0.19
Net realized and unrealized gain/(loss) on investments	1.01		0.53	1.49	(1.12)	0.64	2.50

Total from Investment Operations	1.13		0.81	1.86	(1.09)	1.25	2.69

Less Distributions:
From investment income	(0.15)		(0.31)	(0.45)	(0.05)	(0.62)	(0.24)
From capital gains	—		—	—	(0.33)	—	—

Total Distributions	(0.15)		(0.31)	(0.45)	(0.38)	(0.62)	(0.24)

Net Increase/(Decrease) in Net Asset Value	0.98		0.50	1.41	(1.47)	0.63	2.45

Net Asset Value, End of Period	$15.43		$14.45	$13.95	$12.54	$14.01	$13.38

Total Return	7.86	%(d)	5.78%	15.05%	(7.72)%	9.28%	24.67%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,196		$1,928	$3,009	$4,800	$7,995	$7,255
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	1.69	%(e)	1.93%	2.74%	0.20%	4.52%	1.61%
Operating expenses including waiver and expense paid directly by the advisor(f)	1.01	%(e)(g)	1.12%	1.00%	0.85%	0.78%	0.75%
Net investment income excluding waiver and expense paid directly by the advisor	1.59	%(e)	1.83%	2.62%	0.06%	4.38%	1.51%
Operating expenses excluding waiver and expense paid directly by the advisor(f)	1.11	%(e)	1.22%	1.12%	0.99%	0.92%	0.85%
Portfolio Turnover Rate	0	%(d)	109%	93%	104%	84%	40%

(a) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund was known as the Accessor Aggressive Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

(g) Effective May 1, 2014, the Advisor agreed to limit expenses at 0.99%.

June 30, 2014	122	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	Institutional Class
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.96		$14.43	$12.94	$14.39	$13.73	$11.20
Income/(Loss) from Operations:
Net investment income(c)	0.17		0.52	0.42	0.06	0.63	0.29
Net realized and unrealized gain/(loss) on investments	1.04		0.40	1.58	(1.10)	0.72	2.53

Total from Investment Operations	1.21		0.92	2.00	(1.04)	1.35	2.82

Less Distributions:
From investment income	(0.19)		(0.39)	(0.51)	(0.08)	(0.69)	(0.29)
From capital gains	—		—	—	(0.33)	—	—

Total Distributions	(0.19)		(0.39)	(0.51)	(0.41)	(0.69)	(0.29)

Net Increase/(Decrease) in Net Asset Value	1.02		0.53	1.49	(1.45)	0.66	2.53

Net Asset Value, End of Period	$15.98		$14.96	$14.43	$12.94	$14.39	$13.73

Total Return	8.10	%(d)	6.39%	15.59%	(7.21)%	9.85%	25.26%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,053		$10,490	$6,562	$11,518	$30,007	$32,953
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	2.19	%(e)	3.48%	3.03%	0.42%	4.57%	2.40%
Operating expenses including waiver and expense paid directly by the advisor(f)	0.51	%(e)(g)	0.55%	0.50%	0.33%	0.27%	0.26%
Net investment income excluding waiver and expense paid directly by the advisor	2.09	%(e)	3.38%	2.91%	0.27%	4.43%	2.30%
Operating expenses excluding waiver and expense paid directly by the advisor(f)	0.61	%(e)	0.65%	0.62%	0.48%	0.41%	0.36%
Portfolio Turnover Rate	0	%(d)	109%	93%	104%	84%	40%

(a) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund was known as the Accessor Aggressive Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

(g) Effective May 1, 2014, the Advisor agreed to limit expenses at 0.49%.

See Notes to Financial Statements	123	June 30, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.74		$14.22	$12.77	$14.23	$13.58	$11.09
Income/(Loss) from Operations:
Net investment income(c)	0.14		0.33	0.44	0.07	0.54	0.24
Net realized and unrealized gain/(loss) on investments	1.03		0.52	1.48	(1.14)	0.75	2.51

Total from Investment Operations	1.17		0.85	1.92	(1.07)	1.29	2.75

Less Distributions:
From investment income	(0.16)		(0.33)	(0.47)	(0.06)	(0.64)	(0.26)
From capital gains	—		—	—	(0.33)	—	—

Total Distributions	(0.16)		(0.33)	(0.47)	(0.39)	(0.64)	(0.26)

Net Increase/(Decrease) in Net Asset Value	1.01		0.52	1.45	(1.46)	0.65	2.49

Net Asset Value, End of Period	$15.75		$14.74	$14.22	$12.77	$14.23	$13.58

Total Return(d)	7.98	%(e)	6.03%	15.17%	(7.54)%	9.51%	24.80%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,675		$3,518	$4,150	$4,777	$7,600	$9,027
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	1.84	%(f)	2.22%	3.18%	0.48%	3.92%	2.01%
Operating expenses including waiver and expense paid directly by the advisor(g)	0.86	%(f)(h)	0.96%	0.85%	0.70%	0.62%	0.61%
Net investment income excluding waiver and expense paid directly by the advisor	1.74	%(f)	2.12%	3.06%	0.34%	3.78%	1.90%
Operating expenses excluding waiver and expense paid directly by the advisor(g)	0.96	%(f)	1.06%	0.97%	0.84%	0.76%	0.71%
Portfolio Turnover Rate	0	%(e)	109%	93%	104%	84%	40%

(a) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund Class A was known as the Accessor Aggressive Growth Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Excludes expenses of the affiliated funds in which the Fund invests.

(h) Effective May 1, 2014, the Advisor agreed to limit expenses at 0.84%.

June 30, 2014	124	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012(a)	Year Ended December 31, 2011		Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.06		$13.58	$12.23	$13.71		$13.16	$10.78
Income/(Loss) from Operations:
Net investment income/(loss)(c)	0.08		0.19	0.32	(0.00	)(d)	0.42	0.15
Net realized and unrealized gain/(loss) on investments	0.98		0.53	1.44	(1.11)		0.73	2.44

Total from Investment Operations	1.06		0.72	1.76	(1.11)		1.15	2.59

Less Distributions:
From investment income	(0.11)		(0.24)	(0.41)	(0.04)		(0.60)	(0.21)
From capital gains	—		—	—	(0.33)		—	—

Total Distributions	(0.11)		(0.24)	(0.41)	(0.37)		(0.60)	(0.21)

Net Increase/(Decrease) in Net Asset Value	0.95		0.48	1.35	(1.48)		0.55	2.38

Net Asset Value, End of Period	$15.01		$14.06	$13.58	$12.23		$13.71	$13.16

Total Return(e)	7.60	%(f)	5.29%	14.48%	(8.13)%		8.81%	23.95%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,254		$2,428	$3,554	$4,394		$5,806	$7,086
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	1.17	%(g)	1.38%	2.43%	(0.00	)%(h)	3.16%	1.36%
Operating expenses including waiver and expense paid directly by the advisor(i)	1.51	%(g)(j)	1.62%	1.50%	1.36%		1.27%	1.26%
Net investment income/(loss) excluding waiver and expense paid directly by the advisor	1.07	%(g)	1.28%	2.31%	(0.14)%		3.02%	1.25%
Operating expenses excluding waiver and expense paid directly by the advisor(i)	1.61	%(g)	1.72%	1.62%	1.50%		1.41%	1.36%
Portfolio Turnover Rate	0	%(f)	109%	93%	104%		84%	40%

(a) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund Class C was known as the Accessor Aggressive Growth Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

(h) Amount represents less than 0.01%.

(i) Excludes expenses of the affiliated funds in which the Fund invests.

(j) Effective May 1, 2014, the Advisor agreed to limit expenses at 1.49%.

See Notes to Financial Statements	125	June 30, 2014

Notes to Financial Statements (Unaudited)

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2014, the Trust has 33 registered funds. This semi-annual report describes 11 funds offered by the Trust (each a “Fund” and, collectively, the “Funds”). The accompanying financial statements and financial highlights include the Forward Frontier Strategy Fund (“Frontier Strategy Fund”), the Forward High Yield Bond Fund (“High Yield Bond Fund”), the Forward Investment Grade Fixed-Income Fund (“Investment Grade Fixed-Income Fund”), the Forward Total MarketPlus Fund (“Total MarketPlus Fund”), and the Forward U.S. Government Money Fund (“U.S. Government Money Fund”). The Forward Balanced Allocation Fund (“Balanced Allocation Fund”), the Forward Growth & Income Allocation Fund (“Growth & Income Allocation Fund”), the Forward Growth Allocation Fund (“Growth Allocation Fund”), the Forward Income & Growth Allocation Fund (“Income & Growth Allocation Fund”), the Forward Income Builder Fund (“Income Builder Fund”), and the Forward Multi-Strategy Fund (“Multi-Strategy Fund”) (collectively, the “Allocation Funds”) are also included in the accompanying financial statements and financial highlights.

The Frontier Strategy Fund seeks capital growth and invests primarily in securities with exposure to the returns of frontier markets (i.e., markets of smaller, less accessible, but still investable, countries of the developing world). The High Yield Bond Fund seeks high current income and invests primarily in lower-rated bonds. The Investment Grade Fixed-Income Fund seeks generation of current income and invests primarily in investment grade, debt securities or synthetics or other instruments (i.e., options, swaps including credit default swaps, and futures) that have similar economic characteristics to investment grade debt securities. The Total MarketPlus Fund seeks capital growth and invests in synthetics or other instruments (i.e., swaps, structured notes, futures and options) that have similar economic characteristics to common stocks of all capitalization issuers, such as those in the Fund’s benchmark, the Russell 3000 Index. The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity and invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, or in repurchase agreements secured by such instruments. The Balanced Allocation Fund is a “fund of funds” that seeks moderate current income and some potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market. The Growth & Income Allocation Fund is a “fund of funds”

that seeks moderate potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market. The Growth Allocation Fund is a “fund of funds” that seeks high potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market. The Income & Growth Allocation Fund is a “fund of funds” that seeks high current income and some potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. fixed-income, international fixed-income, money market, U.S. equity, frontier and emerging market, and international equity. The Income Builder Fund is a “fund of funds” that seeks high current income and some stability of principal and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. fixed-income, international fixed-income, money market, U.S. equity, frontier and emerging market, global real estate, infrastructure, dividend-oriented strategies, preferred securities, and international equity. The Multi-Strategy Fund is a “fund of funds” that seeks high potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, money market, long/short, tactical and other alternative investment strategies.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class C, Advisor Class and Class Z shares offered by the Trust.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Certain Funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. The Allocation Funds are “fund of funds” that primarily invest in a combination of other Forward Funds in the Trust (“Underlying Funds”) to gain exposure to a particular portion of the market rather than purchasing securities directly. Investments in the Underlying Funds expose the Allocation Funds to all of the risks of the Underlying Funds and, in

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general, indirectly subject the Allocation Funds to a pro rata portion of the Underlying Funds’ fees and expenses.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds and affiliated investment companies held by the Allocation Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on June 30, 2014.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the average of the last reported bid and ask price for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask price. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask price; and (b) maturity of 60 days or less, at amortized cost.

Investments held by the U.S. Government Money Fund are valued using the amortized cost method of valuation permitted in accordance with meeting certain conditions and regulations set forth under Rule 2a-7 of the 1940 Act. Under the amortized cost method, an investment is valued at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the investment.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Forward Management, LLC, the Investment Advisor of the Funds (the “Advisor” or “Forward Management”) based on information from the structuring firm or issuer.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures and options on futures contracts are valued using fair valuation methodologies.

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Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. If there has been no sale that day, such securities are valued at the average of the last reported bid and ask prices on the valuation day for long positions or ask prices for short positions. Certain investments including options may trade in the over-the- counter market and generally are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities.

Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last reported sale or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day of the NYSE. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of

Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Debt Securities: Debt securities are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Lower rated debt securities, such as high-yield/high-risk bonds, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated debt securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations. The value of debt securities may fall when interest rates rise. Given the current historically low interest rate environment, the risks associated with rising interest rates are heightened and future increases in interest rates may result in periods of dramatic volatility and may negatively impact the value of debt securities. The liquidity of the market for debt securities may decrease during periods of increased volatility. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt securities may result in those broker-dealers restricting their market

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making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such debt securities.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CDO senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in tranches of CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commodity-Linked Notes: Certain Funds may invest in commodity-linked notes, which are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. The value of these notes will rise and fall in response to changes in the underlying commodity, related index or reference asset. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index, and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Exchange-Traded Funds (“ETFs”): Certain Funds may invest in ETFs, which are funds whose shares are traded on a national securities exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the net asset value of the ETF.

Foreign Securities: Certain Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “TBA transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until

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the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

Each Fund may enter into to-be-announced (“TBA”) sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an equivalent deliverable security or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Government-Sponsored Enterprises (“GSEs”): GSEs are privately-owned corporations created by the U.S. Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students, and farmers. Certain Funds may invest in GSEs. Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government, and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, securities issued by GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

Mortgage-backed securities are subject to extension risk, which is the risk that a Fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because a Fund will have to reinvest that money at the lower prevailing interest rates.

A Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Real Estate Investment Trusts (“REITs”): Certain Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions

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by which mortgages held may be paid in full and distributions of capital returns may be made at any time. There is no guarantee that the REITs held by the Funds will continue to pay dividends. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements: Certain Funds may enter into repurchase agreements (agreements to purchase securities—generally securities of the U.S. Government, its agencies or instrumentalities—subject to the seller’s agreement to repurchase them at a specified time and price) with well established dealers or institutions that Forward Management, or the appropriate sub-advisor has determined to be creditworthy. Repurchase agreements subject the Fund to counterparty risk, meaning that a fund could lose money if the other party fails to perform under the terms of the agreement. The Fund mitigates this risk by ensuring that the Fund’s repurchase agreements are fully collateralized by cash or U.S. government and agency securities. It is the Funds’ policy to take possession of the underlying securities, held in safekeeping at the Fund’s custodian or designated sub-custodians for tri-party repurchase agreements, as collateral and, on a daily basis, mark-to-market such securities to ensure that the market value including accrued interest is at least equal to the amount owed to the Funds under each repurchase agreement. As of June 30, 2014, the U.S. Government Money Fund held repurchase agreements and has disclosed the details in the Portfolio of Investments. No other Funds held repurchase agreements as of June 30, 2014.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term; therefore, they are excluded from the purchases and sales of investments in Note 7 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of June 30, 2014, the Funds held no securities sold short.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities that are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of IO and PO stripped mortgage-backed securities may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Structured Notes: Certain Funds may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt. The Fund also bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, the Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

A highly liquid secondary market may not exist for the structured notes a Fund may invest in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market

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may make it difficult for a Fund to sell the structured notes it holds at an acceptable price or accurately value such notes. The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in the Underlying Funds are valued at their NAV daily and are classified as Level 1 prices.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

Investments in Securities	Level 1	Level 2	Level 3	Total
Frontier Strategy Fund
Exchange-Traded Funds	$59,191	—	—	$59,191
Agency Pass-Through Securities(a)	—	$37,887,071	—	37,887,071
Asset-Backed Securities	—	2,209,030	—	2,209,030
Collateralized Mortgage Obligations(a)	—	6,152,696	—	6,152,696
Corporate Bonds	—	24,320,412	—	24,320,412
Municipal Bonds	—	10,044,294	—	10,044,294
U.S. Treasury Bonds & Notes	—	28,641,273	—	28,641,273

Total	$59,191	$109,254,776	—	$109,313,967

High Yield Bond Fund
Corporate Bonds(a)	—	$124,897,279	—	$124,897,279

Total	—	$124,897,279	—	$124,897,279

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Investments in Securities	Level 1	Level 2	Level 3		Total
Investment Grade Fixed-Income Fund
Agency Pass-Through Securities(a)	—	$327,695	—		$327,695
Asset-Backed Securities	—	804,284	$8,567	(b)	812,851
Bank Loans	—	21,782	—		21,782
Collateralized Mortgage Obligations	—	2,233,959	—		2,233,959
Corporate Bonds(a)	—	4,550,446	—		4,550,446
Municipal Bonds	—	428,515	—		428,515
U.S. Treasury Bonds & Notes	—	10,174,640	—		10,174,640
Short-Term Securities	—	99,989	—		99,989

Total	—	$18,641,310	$8,567		$18,649,877

Total MarketPlus Fund
Exchange-Traded Funds	$14,113,869	—	—		$14,113,869
Agency Pass-Through Securities(a)	—	$4,732,446	—		4,732,446

Total	$14,113,869	$4,732,446	—		$18,846,315

U.S. Government Money Fund
U.S. Agency Bonds(a)	—	$5,558,410	—		$5,558,410
Other Commercial Paper	—	5,000,084	—		5,000,084
Repurchase Agreements	—	71,500,000	—		71,500,000

Total	—	$82,058,494	—		$82,058,494

Balanced Allocation Fund
Affiliated Investment Companies	$18,418,948	—	—		$18,418,948

Total	$18,418,948	—	—		$18,418,948

Growth & Income Allocation Fund
Affiliated Investment Companies	$28,119,413	—	—		$28,119,413

Total	$28,119,413	—	—		$28,119,413

Growth Allocation Fund
Affiliated Investment Companies	$36,631,556	—	—		$36,631,556

Total	$36,631,556	—	—		$36,631,556

Income & Growth Allocation Fund
Affiliated Investment Companies	$8,802,562	—	—		$8,802,562

Total	$8,802,562	—	—		$8,802,562

Income Builder Fund
Affiliated Investment Companies	$17,062,366	—	—		$17,062,366

Total	$17,062,366	—	—		$17,062,366

Multi-Strategy Fund
Affiliated Investment Companies	$18,991,496	—	—		$18,991,496

Total	$18,991,496	—	—		$18,991,496

(a) For detailed descriptions of industry or sector, see the accompanying Portfolio of Investments.

133	June 30, 2014

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(b) Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and approved procedures. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security.

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Frontier Strategy Fund
Assets
Total Return Swap Contracts	—	$14,980,888	—	$14,980,888

Total	—	$14,980,888	—	$14,980,888

Investment Grade Fixed-Income Fund
Liabilities
Future Contracts	$(7,978)	—	—	$(7,978)

Total	$(7,978)	—	—	$(7,978)

Total MarketPlus Fund
Assets
Total Return Swap Contracts	—	$2,701,414	—	$2,701,414

Total	—	$2,701,414	—	$2,701,414

(a) Other financial instruments are derivative instruments reflected in the schedules to the Portfolio of Investments, such as swap contracts and futures contracts.

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. During the six months ended June 30, 2014 there were no transfers between Level 1 and Level 2 securities.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Grade Fixed-Income Fund	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds
Balance as of December 31, 2013	$8,483	$314,325	$59,062
Accrued discounts/premiums	—	203	36,436
Net Realized gain/(loss)(a)	—	180	(1,589,578)
Change in unrealized appreciation/(depreciation)(a)	84	80,942	1,513,982
Purchases	—	—	—
Sales proceeds	—	(12,150)	(19,902)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(383,500)	—

Balance as of June 30, 2014	$8,567	$—	$—

Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2014	$84	$—	$—

(a) Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts on investments in the Statement of Operations, as applicable.

For the six months ended June 30, 2014, the other Funds did not have transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

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Notes to Financial Statements (Unaudited)

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, swap contracts, forward currency contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of

135	June 30, 2014

Notes to Financial Statements (Unaudited)

their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2014, the Investment Grade Fixed-Income Fund held futures contracts outstanding with an unrealized loss of $(7,978). No other Funds held futures contracts as of June 30, 2014.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. The Funds held no purchased or written options as of June 30, 2014.

Written option activity for the six months ended June 30, 2014 was as follows:

	Written Call Options		Written Put Options
Investment Grade Fixed-Income Fund	Number Of Contracts	Contract Premium	Number Of Contracts	Contract Premium
Outstanding, at beginning of year December 31, 2013	(12)	$(5,792)	(12)	$(5,793)

Options written	18	(6,126)	(18)	(5,489)
Options exercised or closed	(18)	6,126	—	—
Options expired	(12)	5,792	30	11,282

Outstanding, June 30, 2014	—	$—	—	$—

Swaps: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”), or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront

June 30, 2014	136

Notes to Financial Statements (Unaudited)

and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness or that are centrally cleared.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (“LIBOR”), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund there-

under. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e. the Fund’s current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Forward Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Code may limit a Fund’s ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

137	June 30, 2014

Notes to Financial Statements (Unaudited)

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

During the six months ended June 30, 2014, the Frontier Strategy Fund and the Total MarketPlus Fund invested in swap agreements consistent with the

Funds’ investment strategies to gain exposure to certain markets or indices. Swap agreements held at June 30, 2014 are disclosed in the Portfolio of Investments. No other Funds held swap agreements at June 30, 2014.

The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not necessarily representative of the Funds’ net exposure. Cash held as collateral is in a segregated account with the Funds’ custodian and is reflected in the Statement of Assets and Liabilities.

Balance Sheet – Fair Value of Derivative Instruments as of June 30, 2014(a):

Derivatives not Accounted for as Hedging Instruments	Asset Derivatives Balance Sheet Location	Fair Value		Liabilities Derivatives Balance Sheet Location	Fair Value
Frontier Strategy Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$15,097,112		Unrealized loss on swap contracts	$116,224

Total		$15,097,112			$116,224

Investment Grade Fixed-Income Fund
Interest Rate Contracts (Futures Contracts)	Variation margin receivable	$(7,978	)(b)		—

Total		$(7,978)			—

Total MarketPlus Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$2,701,414			—

Total		$2,701,414			—

(a) For open derivative instruments as of June 30, 2014, see the Portfolio of Investments. The Portfolio of Investments is representative of the activity for the six months ended June 30, 2014 for the Investment Grade Fixed-Income Fund. For the six months ended June 30, 2014, the average month end fair value of derivatives for Frontier Strategy Fund and Total MarketPlus Fund represented 11.94% and 8.35%, respectively, of each fund’s average month end net assets.

(b) Includes the cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only the current day’s net variation margin is reported within the Statement of Assets and Liabilities.

The gains/(losses) in the table below are included in the “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2014:

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Frontier Strategy Fund
Equity Contracts (Total Return Swaps)	Net realized gain on swap contracts/Net change in unrealized appreciation on swap contracts	$16,748,183	$4,927,478

Total		$16,748,183	$4,927,478

June 30, 2014	138

Notes to Financial Statements (Unaudited)

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Investment Grade Fixed-Income Fund
Interest Rate Contracts (Written Options)	Net realized loss on written option contracts/Net change in unrealized depreciation on written option contracts	$(5,814)	$(147)
Interest Rate Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	10,663	65,700

Total		$4,849	$65,553

Total MarketPlus Fund
Equity Contracts (Total Return Swaps)	Net realized gain on swap contracts/Net change in unrealized depreciation on swap contracts	$6,438,449	$(4,590,408)

Total		$6,438,449	$(4,590,408)

Certain derivative contracts and repurchase agreements are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of June 30, 2014:

Offsetting of Financial Assets and Derivative Assets(a)

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments (b)	Cash Collateral Received(b)	Net Amount
Frontier Strategy Fund
Equity Contracts (Total Return Swaps)	$15,097,112	$—	$15,097,112	$(116,224)	$—	$14,980,888

Total	$15,097,112	$—	$15,097,112	$(116,224)	$—	$14,980,888

Total MarketPlus Fund
Equity Contracts (Total Return Swaps)	$2,701,414	$—	$2,701,414	$—	$—	$2,701,414

Total	$2,701,414	$—	$2,701,414	$—	$—	$2,701,414

U.S. Government Money Fund
Repurchase Agreements	$71,500,000	$—	$71,500,000	$(71,500,000)	$—	$—

Total	$71,500,000	$—	$71,500,000	$(71,500,000)	$—	$—

139	June 30, 2014

Notes to Financial Statements (Unaudited)

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments(b)	Cash Collateral Pledged (b)	Net Amount
Frontier Strategy Fund
Equity Contracts (Total Return Swaps)	$116,224	$—	$116,224	$(116,224)	$—	$—

Total	$116,224	$—	$116,224	$(116,224)	$—	$—

(a) For additional information about enforceable netting arrangements or similar agreements and associated collateral, see disclosures presented in Note 2 of the Notes to the Financial Statements.

(b) These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged which is disclosed in the Portfolio of Investments for financial instruments and in the Statement of Assets and Liabilities for cash collateral.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security; and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.

The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. The Funds held no warrants as of June 30, 2014.

Cash Management Transactions: The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (FDIC) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Commodity Futures Trading Commission Regulation: The Frontier Strategy Fund, the Total MarketPlus Fund, the Balanced Allocation Fund, the Growth & Income Allocation Fund, the Growth Allocation Fund, the Income & Growth Allocation Fund, and the Multi-Strategy Fund are each subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Advisor has registered with the CFTC as a Commodity Pool Operator and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations have begun to apply with respect to these seven Funds. Compliance with the CFTC’s ongoing regulatory compliance requirements could increase each of these seven Fund’s expenses, adversely affecting its total return.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Frontier Strategy Fund and the

June 30, 2014	140

Notes to Financial Statements (Unaudited)

Total MarketPlus Fund; quarterly for the Growth & Income Allocation Fund, the Growth Allocation Fund and the Multi-Strategy Fund; monthly for the Balanced Allocation Fund, the High Yield Bond Fund, the Income & Growth Allocation Fund, the Income Builder Fund and the Investment Grade Fixed- Income Fund; and declared daily and paid monthly for the U.S. Government Money Fund. For all Funds, net realized capital gains, if any, are normally distributed annually in December, and a spillover capital gain distribution, if any, may be distributed annually in June. There is no guarantee that the Funds will continue paying dividends.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain or from paid-in-capital depending upon the type of book/tax differences that may exist.

Based on information provided by the REITs, the Funds recharacterize distributions received from REIT investments into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information that may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITs held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the
Statement of Operations. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

As of and during the six months ended June 30, 2014, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1 of the 1940 Act), shareholder services and/or administrative services plans for a particular class of a Fund are charged to the operations of such class.

ReFlow Transactions: Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

141	June 30, 2014

Notes to Financial Statements (Unaudited)

The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund, but in no case will ReFlow’s position in any Fund exceed $15 million.

ReFlow Services, LLC (“ReFlow Services”), the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the six months ended June 30, 2014 are recorded in the Statement of Operations.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of June 30, 2014, based on each Fund’s average daily net assets:

Fund	Advisory Fee	Fund	Advisory Fee
Frontier Strategy Fund	0.85%	Balanced Allocation Fund	0.10%(b)

High Yield Bond Fund	0.25%	Growth & Income Allocation Fund	0.10%(b)

Investment Grade Fixed-Income Fund	0.25%	Growth Allocation Fund	0.10%(b)

Total MarketPlus Fund	0.50%	Income & Growth Allocation Fund	0.10%(b)

U.S. Government Money Fund	0.08%(a)	Income Builder Fund	0.10%

		Multi-Strategy Fund	0.10%(c)

(a) Effective April 4, 2011, in an attempt to enhance the yield of the U.S. Government Money Fund, Forward Management has agreed to waive its management fee to the extent necessary in order to maintain the Fund’s (or class thereof, as applicable) current yield at or above 0.01% (1 basis point). Any such waiver of the management fee is voluntary and may be revised or terminated by Forward Management at any time without notice. There is no guarantee that the Fund will be able to maintain a current yield at or above 0.01%. For the six months ended June 30, 2014, the management fee waivers are recorded in the Statement of Operations.

(b) Forward Management has contractually agreed to waive its investment management fee until April 30, 2015. The waivers for the investment management fees are reflected in the Statement of Operations.

(c) Forward Management contractually agreed to waive its investment management fee through April 30, 2014. The waivers for the investment management fees totaled $6,012 and are reflected in the Statement of Operations.

The Trust has obtained an exemptive order from the Securities and Exchange Commission (“SEC”) that allows the Allocation Funds to enter into a special servicing agreement with the Underlying Funds under which the Underlying Funds will pay the expenses of the Allocation Funds (other than the Allocation Funds’ direct management fees, distribution and service fees, and administrative services fees) to the extent that the Underlying Funds derive additional financial and other benefits as a result of investments from the Allocation Funds. None of the expenses incurred by the Allocation Funds for the six months ended June 30, 2014 were paid by the Underlying Funds.

The Trust and Forward Management have entered into investment sub-advisory agreements with First Western Capital Management Company for the High Yield Bond Fund and Pacific Investment Management Company LLC for the Investment Grade Fixed-Income Fund (each a “Sub-Advisor” and, collectively, the “Sub- Advisors”). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from the Trust calculated daily and payable monthly at the following annual rates, as of June 30, 2014, based on each Fund’s average daily net assets:

Fund	Sub-Advisory Fee	Fund	Sub-Advisory Fee
High Yield Bond Fund	0.25%	Investment Grade Fixed-Income Fund	0.25%

June 30, 2014	142

Notes to Financial Statements (Unaudited)

Expense Limitations: Forward Management has entered into Expense Limitation Agreements with certain Funds, which limits the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) of certain classes of certain Funds, through a specified date. In addition, Forward Management may voluntarily reimburse additional expenses of certain classes of certain Funds. Following are the annual expense limitation rates and expiration dates for the Funds with an Expense Limitation Agreement:

Fund	Investor Class	Institutional Class	Class A	Class C	Advisor Class	Class Z	End Date
Frontier Strategy Fund	1.29%	0.99%	N/A	N/A	0.99%	0.89%	April 30, 2015
Total MarketPlus Fund	1.25%	0.85%	N/A	N/A	N/A	0.75%	April 30, 2015
Income Builder Fund	0.99%	0.49%	0.74%	1.49%	N/A	N/A	April 30, 2015
Multi-Strategy Fund(a)	0.99%	0.49%	0.84%	1.49%	N/A	N/A	April 30, 2015

(a) Prior to May 1, 2014, the Multi-Strategy Fund did not have an Expense Limitation Agreement with Forward Management.

Pursuant to the Expense Limitation Agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed expense limitation rates in existence at the time the expense was incurred, or at the time of the reimbursement, whichever expense limitation rate is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

For the six months ended June 30, 2014, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed By Advisor	Recoupment Of Past Waived Fees By Advisor	Total
Frontier Strategy Fund
Investor Class	$18,274	$—	$18,274
Institutional Class	104,359	—	104,359
Advisor Class	1,295	—	1,295
Class Z	6,472	—	6,472
Total MarketPlus Fund
Investor Class	1,790	—	1,790
Institutional Class	20,505	—	20,505
Class Z	11,486	—	11,486
Income Builder Fund
Investor Class	1,068	—	1,068
Institutional Class	3,859	—	3,859
Class A	943	—	943
Class C	3,995	—	3,995
Multi-Strategy Fund
Investor Class	375	—	375
Institutional Class	2,028	—	2,028
Class A	675	—	675
Class C	417	—	417

143	June 30, 2014

Notes to Financial Statements (Unaudited)

As of June 30, 2014, the balances of recoupable expenses for each Fund were as follows:

Fund	2011	2012	2013	2014	Total
Frontier Strategy Fund
Investor Class	N/A	$500	$8,390	$18,274	$27,164
Institutional Class	N/A	9,205	145,042	104,359	258,606
Advisor Class	N/A	1	1,199	1,295	2,495
Class Z	N/A	1,432	11,156	6,472	19,060
Total MarketPlus Fund
Investor Class	N/A	43	2,810	1,790	4,643
Institutional Class	N/A	87	37,337	20,505	57,929
Class Z	N/A	98	23,390	11,486	34,974
Income Builder Fund
Investor Class	N/A	N/A	763	1,068	1,831
Institutional Class	N/A	N/A	4,079	3,859	7,938
Class A	N/A	N/A	1,263	943	2,206
Class C	N/A	N/A	2,617	3,995	6,612
Multi-Strategy Fund
Investor Class	N/A	N/A	N/A	375	375
Institutional Class	N/A	N/A	N/A	2,028	2,028
Class A	N/A	N/A	N/A	675	675
Class C	N/A	N/A	N/A	417	417

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to the following amounts based on each Fund’s daily average net assets:

Fund	Investor Class	Class A	Class C
Frontier Strategy Fund	0.25%	N/A	N/A
High Yield Bond Fund	0.25%	N/A	0.75%
Investment Grade Fixed-Income Fund	0.25%	N/A	N/A
Total MarketPlus Fund	0.25%	N/A	N/A
U.S. Government Money Fund	0.25%	0.25%	0.75%
Balanced Allocation Fund	0.25%	0.35%	0.75%
Growth & Income Allocation Fund	0.25%	0.35%	0.75%
Growth Allocation Fund	0.25%	0.35%	0.75%
Income & Growth Allocation Fund	0.25%	0.35%	0.75%
Income Builder Fund	0.25%	0.25%	0.75%
Multi-Strategy Fund	0.25%	0.35%	0.75%

June 30, 2014	144

Notes to Financial Statements (Unaudited)

The Funds have adopted a shareholder services plan (the “Shareholder Services Plan”) with respect to certain Funds. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for non-distribution related services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly, and are not to exceed the following annual rates:

Fund	Investor Class	Institutional Class	Class C	Advisor Class
Frontier Strategy Fund	0.15%	0.10%	N/A	0.10%
High Yield Bond Fund	0.25%	0.10%	0.25%	N/A
Investment Grade Fixed-Income Fund	0.25%	0.10%	N/A	N/A
Total MarketPlus Fund	0.25%	0.10%	N/A	N/A
U.S. Government Money Fund	0.25%	None	0.25%	N/A
Balanced Allocation Fund	0.25%	None	0.25%	N/A
Growth & Income Allocation Fund	0.25%	None	0.25%	N/A
Growth Allocation Fund	0.25%	None	0.25%	N/A
Income & Growth Allocation Fund	0.25%	None	0.25%	N/A
Income Builder Fund	0.25%	None	0.25%	N/A
Multi-Strategy Fund	0.25%	None	0.25%	N/A

The Board may temporarily reduce and/or eliminate the payment of Rule 12b-1 fees with respect to the U.S. Government Money Fund to assist the U.S. Government Money Fund’s efforts to maintain a $1.00 net asset value per share. Effective April 1, 2009, the Board of Trustees temporarily eliminated Rule 12b-1 fees for the Investor Class, Class A and Class C shares of the U.S. Government Money Fund, and the Shareholder Services fees for the Investor Class and Class C shares of the U.S. Government Money Fund. Any reduction and/or elimination of the U.S. Government Money Fund’s Rule 12b-1 fees or Shareholder Services Fees may be reinstated by the Board at any time.

The expenses of the Funds’ Distribution Plans and Shareholder Services Plan are reflected as distribution and shareholder service fees in the Statement of Operations.

U.S. Government Money Fund Administrative Plan: The U.S. Government Money Fund has adopted an Administrative Plan with respect to its Institutional Class, Investor Class, Class A and Class C shares. Pursuant to the Administrative Plan, the U.S. Government Money Fund will pay Forward Management for certain administrative, informational and support services to investors who may from time to time beneficially own Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Forward Management is up to 0.25% of the average daily net assets of the Institutional Class shares, Investor Class shares, Class A shares and Class C shares of the U.S. Government Money Fund; provided, however, that the U.S. Government Money Fund shall not directly or indirectly pay any distribution or non-distribution related amounts for the Investor Class shares, Class A shares or Class C shares that will be allocated under the Fund’s Rule 12b-1 distribution and Shareholder Services Plans. Effective May 1, 2012, Forward Management has entered into an agreement with the U.S. Government Money Fund to contractually waive through April 30, 2015 the Administrative Plan fees totaling 0.25% of the average daily net assets of the Institutional Class, Investor Class, Class A and Class C shares. Pursuant to this agreement, the U.S. Government Money Fund agrees to pay Forward Management the amount of Administrative Fees that would have been payable by the Fund to Forward Management for a period of three years following the year in which the Administrative Fees were incurred, provided that any such reimbursement will not be made with respect to a class of the Fund if it, together with the payment of all other applicable fees and expenses, would cause the net yield of that class of the Fund to be less than an annualized yield of 0.01%.

As of June 30, 2014, the balances of recoupable Administrative Fees for the U.S. Government Money Fund were as follows:

Fund	2012	2013	2014	Total
U.S. Government Money Fund
Investor Class	$2,508	$3,402	$1,350	$7,260
Institutional Class	196,590	199,700	89,679	485,969
Class A	1,930	4,666	1,912	8,508
Class C	3,559	7,384	2,755	13,698

145	June 30, 2014

Notes to Financial Statements (Unaudited)

The expenses of the U.S. Government Money Fund’s Administrative Plan are reflected as administrative service fees in the Statement of Operations.

Administrator, Custodian, Distributor, Dividend Paying Agent & Transfer Agent

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent.

Citibank is the Funds’ custodian.

Forward Securities, LLC (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of June 30, 2014, there were seven Trustees, six of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Funds pay each Independent Trustee a retainer fee in the amount of $35,000 per year. The Funds pay each Independent Trustee the amount of: $12,500 for attendance in person at a regular meeting and $9,000 for attendance by telephone at a regular meeting; $5,000 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting (prior to April 1, 2014 the fee was $3,000) and $3,000 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting (prior to April 1, 2014 the fee was $2,250); and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting (prior to April 1, 2014 the fee was $1,000). The Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive a special retainer fee in the amount of $15,000, $12,500 and $7,500, respectively per year (prior to April 1, 2014, the Chairman of the Board of Trustees and the Chairman of the Audit Committee each received a special retainer fee in the amount of $10,000 and $10,000, respectively). The interested Trustee receives no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

7. Purchases and Sales of Investments

Investment transactions for the six months ended June 30, 2014, excluding U.S. Government Obligations, short-term investments and short sales, were as follows:

Fund	Cost Of Investments Purchased	Proceeds From Investments Sold
Frontier Strategy Fund	$59,876,390	$40,183,574
High Yield Bond Fund	114,620,130	141,137,481
Investment Grade Fixed-Income Fund	3,325,517	4,611,058
Total MarketPlus Fund	5,052,667	7,845,574
Balanced Allocation Fund	6,933,740	19,129,000
Growth & Income Allocation Fund	9,828,121	17,650,000
Growth Allocation Fund	12,500,409	19,603,000
Income & Growth Allocation Fund	3,513,876	12,838,000
Income Builder Fund	12,694,000	16,126,124
Multi-Strategy Fund	11,960	525,000

June 30, 2014	146

Notes to Financial Statements (Unaudited)

Investment transactions in U.S. Government Obligations for the six months ended June 30, 2014 were as follows:

Fund	Cost Of Investments Purchased	Proceeds From Investments Sold
Frontier Strategy Fund	$31,552,878	$17,297,787
Investment Grade Fixed-Income Fund	23,235,196	28,624,887

8. Tax Basis Information

Tax Basis of Investments: As of June 30, 2014, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes was as follows:

Fund	Cost Of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Frontier Strategy Fund	$108,974,591	$492,887	$(153,511)	$339,376
High Yield Bond Fund	120,759,436	4,265,842	(127,999)	4,137,843
Investment Grade Fixed-Income Fund	23,860,753	466,321	(5,677,197)	(5,210,876)
Total MarketPlus Fund	18,746,865	111,888	(12,438)	99,450
U.S. Government Money Fund	82,058,494	—	—	—
Balanced Allocation Fund	16,921,902	1,604,807	(107,761)	1,497,046
Growth & Income Allocation Fund	26,199,264	2,229,292	(309,143)	1,920,149
Growth Allocation Fund	33,914,239	3,086,887	(369,570)	2,717,317
Income & Growth Allocation Fund	8,029,232	803,083	(29,753)	773,330
Income Builder Fund	16,343,730	770,210	(51,574)	718,636
Multi-Strategy Fund	17,341,322	1,705,923	(55,749)	1,650,174

Capital Losses: As of December 31, 2013, the following Funds had available for Federal income tax purposes unused capital losses as follows:

Pre-Enactment Capital Losses

Fund	Expiring in 2016	Expiring in 2017	Expiring in 2018
Investment Grade Fixed-Income Fund	$1,479,849	—	$7,106,398
Total MarketPlus Fund	—	$5,396,689	—
U.S. Government Money Fund	—	345	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was enacted. Certain of the enacted provisions include:

Post enactment losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a Regulated Investment Company (“RIC”) for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

147	June 30, 2014

Notes to Financial Statements (Unaudited)

Post-Enactment Capital Losses*

Capital losses as of December 31, 2013 deferred to the next tax year were as follows:

Fund	Short-Term	Long-Term
U.S. Government Money Fund	$831	—
Balanced Allocation Fund	772,360	$2,671,945
Growth & Income Allocation Fund	705,037	4,792,319
Growth Allocation Fund	1,091,075	6,388,084
Multi-Strategy Fund	938,977	2,848,714

The Funds elect to defer to the period ending December 31, 2014 capital losses recognized during the period November 1, 2013 to December 31, 2013 in the amount of:

Fund	Amount
Frontier Strategy Fund	$8,888
High Yield Bond Fund	189,390
Investment Grade Fixed-Income Fund	404,329

*Post-Enactment Capital Losses arose in fiscal years beginning after December 22, 2010, and exclude any elective late-year capital losses (during the period November 1 to December 31) deferred for the current fiscal year. As a result of the enactment of the Act, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Tax Character of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. The amounts and characterizations of distributions and compositions of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, these tax adjusted amounts have not been determined as of June 30, 2014.

The tax character of distributions paid for the year ended December 31, 2013 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return Of Capital Total
Frontier Strategy Fund	$1,139,996	—	—
High Yield Bond Fund	8,860,859	$1,569,874	—
Investment Grade Fixed-Income Fund	1,090,775	—	—
U.S. Government Money Fund	9,204	—	—
Balanced Allocation Fund	1,112,175	—	—
Growth & Income Allocation Fund	1,186,563	—	—
Growth Allocation Fund	1,247,547	—	—
Income & Growth Allocation Fund	1,633,923	389,725	—
Income Builder Fund	912,348	60,507	—
Multi-Strategy Fund	401,263	—	—

The Funds may own shares in certain foreign investment entities, referred to under U.S. tax law as “passive foreign investment companies” (PFICs). The Funds may elect to mark-to-market annually the shares of each PFIC and may be required to include in distributable income to shareholders any such mark-to-market gains.

9. Affiliated Companies

Each Allocation Fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control.

June 30, 2014	148

Notes to Financial Statements (Unaudited)

The purchase, sales, dividend income, capital gains, return of capital distributions received, shares and value of investment of each Allocation Fund in affiliated companies for the six months ended June 30, 2014 were as follows:

Balanced Allocation Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 6/30/14	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	97,129	2,739	(37,929)	61,939	$1,289,575	—	$(74,927)
Forward Frontier Strategy Fund	77,615	19,738	(43,992)	53,361	753,985	$5,740	80,377
Forward High Yield Bond Fund	216,043	—	(160,287)	55,756	589,903	35,263	102,629
Forward Investment Grade Fixed-Income Fund	539,206	164,321	(290,438)	413,089	4,568,767	88,886	46,424
Forward Managed Futures Strategy Fund(b)	75,485	5,023	(35,847)	44,661	899,924	—	(177,147)
Forward Total MarketPlus Fund	91,087	6,581	(72,103)	25,565	1,021,827	—	364,232
Forward Funds—Institutional Class shares
Forward EM Corporate Debt Fund(b)	387,086	124,640	(282,496)	229,230	2,173,101	75,694	(101,041)
Forward International Dividend Fund(b)	603,081	241,581	(411,116)	433,546	3,598,428	184,826	164,003
Forward International Real Estate Fund(b)	30,727	1,315	(11,448)	20,594	322,707	7,969	(22,251)
Forward Real Estate Fund(b)	29,025	3,514	(15,047)	17,492	265,880	1,806	15,725
Forward Select EM Dividend Fund(b)	134,704	52,001	(100,906)	85,799	2,009,422	74,067	(55,383)
Forward Select Opportunity Fund(b)	58,099	1,338	(27,226)	32,211	925,429	13,148	65,798

Total					$18,418,948	$487,399	$408,439

Growth & Income Allocation Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 6/30/14	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	116,959	8,458	(33,476)	91,941	$1,914,214	—	$(101,659)
Forward Frontier Strategy Fund	122,984	31,439	(41,749)	112,674	1,592,078	$12,121	56,931
Forward High Yield Bond Fund	158,289	—	(105,866)	52,423	554,632	28,334	33,915
Forward Investment Grade Fixed-Income Fund	394,549	132,702	(135,868)	391,383	4,328,698	75,563	(21,800)
Forward Managed Futures Strategy Fund(b)	86,658	2,504	(18,218)	70,944	1,429,524	—	(89,003)
Forward Total MarketPlus Fund	141,047	15,768	(102,478)	54,337	2,171,843	—	472,237
Forward Funds—Institutional Class shares
Forward EM Corporate Debt Fund(b)	285,734	94,875	(158,934)	221,675	2,101,475	68,226	(60,989)
Forward International Dividend Fund(b)	943,002	446,960	(481,765)	908,197	7,538,040	330,848	72,230
Forward International Real Estate Fund(b)	35,884	—	(4,495)	31,389	491,873	11,062	(8,437)
Forward Real Estate Fund(b)	32,814	1,976	(6,962)	27,828	422,990	2,813	12,256
Forward Select EM Dividend Fund(b)	217,101	109,769	(148,703)	178,167	4,172,666	127,321	(78,559)
Forward Select Opportunity Fund(b)	67,631	1,374	(20,227)	48,778	1,401,380	18,798	50,677

Total					$28,119,413	$675,086	$337,799

149	June 30, 2014

Notes to Financial Statements (Unaudited)

Growth Allocation Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 6/30/14	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	49,387	4,804	(11,310)	42,881	$892,784	—	$712
Forward Frontier Strategy Fund	177,058	54,836	(60,771)	171,123	2,417,972	$18,409	53,274
Forward High Yield Bond Fund	111,828	—	(69,419)	42,409	448,690	20,662	13,769
Forward Investment Grade Fixed-Income Fund	278,949	106,794	(75,660)	310,083	3,429,514	56,137	(26,371)
Forward Managed Futures Strategy Fund(b)	105,083	9,857	(23,286)	91,654	1,846,833	—	(112,970)
Forward Total MarketPlus Fund	202,137	18,239	(137,097)	83,279	3,328,649	—	606,941
Forward Funds—Institutional Class shares
Forward EM Corporate Debt Fund(b)	207,237	67,796	(104,626)	170,407	1,615,457	51,280	(40,687)
Forward International Dividend Fund(b)	1,348,523	645,849	(597,803)	1,396,569	11,591,523	480,845	35,091
Forward International Real Estate Fund(b)	105,111	2,277	(15,525)	91,863	1,439,486	32,801	(28,932)
Forward Real Estate Fund(b)	110,527	659	(28,016)	83,170	1,264,186	8,455	27,160
Forward Select EM Dividend Fund(b)	309,535	156,850	(187,362)	279,023	6,534,729	185,324	(111,276)
Forward Select Opportunity Fund(b)	83,645	1,252	(21,488)	63,409	1,821,733	23,982	51,081

Total					$36,631,556	$877,895	$467,792

Income & Growth Allocation Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 6/30/14	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	44,997	747	(24,003)	21,741	$452,642	—	$(22,286)
Forward Frontier Strategy Fund	27,260	10,386	(20,211)	17,435	246,350	$1,876	37,231
Forward High Yield Bond Fund	184,355	1,894	(150,154)	36,095	381,882	25,599	114,042
Forward Investment Grade Fixed-Income Fund	446,408	129,229	(301,575)	274,062	3,031,131	63,225	93,949
Forward Managed Futures Strategy Fund(b)	44,948	49	(23,092)	21,905	441,386	—	(15,855)
Forward Total MarketPlus Fund	32,682	2,605	(28,018)	7,269	290,545	—	174,499
Forward Funds—Institutional Class shares
Forward EM Corporate Debt Fund(b)	319,899	85,320	(253,175)	152,044	1,441,375	51,754	(85,491)
Forward Emerging Markets Fund(b)	102,052	32,968	(81,109)	53,911	623,209	—	4,310
Forward International Dividend Fund(b)	219,148	68,500	(157,333)	130,315	1,081,616	59,803	93,178
Forward International Real Estate Fund(b)	27,549	1,285	(15,968)	12,866	201,612	6,119	(19,265)
Forward Real Estate Fund(b)	30,455	3,820	(22,677)	11,598	176,288	1,413	17,824
Forward Select Opportunity Fund(b)	35,115	—	(19,991)	15,124	434,526	6,416	46,240

Total					$8,802,562	$216,205	$438,376

June 30, 2014	150

Notes to Financial Statements (Unaudited)

Income Builder Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 6/30/14	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward High Yield Bond Fund	476,157	166,350	(642,507)	—	—	$67,383	$150,829
Forward Funds—Institutional Class shares
Forward EM Corporate Debt Fund(b)	523,927	16,502	(100,063)	440,366	$4,174,671	139,761	(36,674)
Forward Global Infrastructure Fund(b)	—	83,774	(83,774)	—	—	—	136,547
Forward International Dividend Fund(b)	609,254	215,572	(318,913)	505,913	4,199,076	138,921	(54,745)
Forward International Real Estate Fund(b)	—	168,521	(3,291)	165,230	2,589,148	24,241	(66)
Forward Real Estate Fund(b)	—	137,444	(137,444)	—	—	3,920	105,190
Forward Select EM Dividend Fund(b)	—	115,640	(6,467)	109,173	2,556,836	9,909	773
Forward Select Income Fund(b)	207,641	—	(70,223)	137,418	3,542,635	110,816	65,901

Total					$17,062,366	$494,951	$367,755

Multi-Strategy Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 6/30/14	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	4,460	—	—	4,460	$92,850	—	—
Forward Frontier Strategy Fund	118,386	846	(8,051)	111,181	1,570,993	$11,960	$7,273
Forward Managed Futures Strategy Fund(b)	27,302	—	—	27,302	550,139	—	—
Forward Funds—Institutional Class shares
Forward Dynamic Income Fund(b)	68,259	—	—	68,259	1,814,328	87,695	—
Forward Emerging Markets Fund(b)	270,796	—	—	270,796	3,130,398	—	—
Forward Endurance Long/Short Fund(b)	52,930	—	(4,366)	48,564	1,387,486	—	(1,776)
Forward Global Infrastructure Fund(b)	21,724	—	(2,046)	19,678	497,847	1,832	5,894
Forward International Dividend Fund(b)	296,473	—	(6,127)	290,346	2,409,868	88,860	2,736
Forward International Real Estate Fund(b)	19,116	—	—	19,116	299,544	6,244	—
Forward International Small Companies Fund(b)	26,921	—	(2,856)	24,065	429,326	—	3,141
Forward Real Estate Long/Short Fund(b)	69,445	—	(2,523)	66,922	2,187,666	11,066	130
Forward Select Income Fund(b)	31,086	—	—	31,086	801,396	21,902	—
Forward Select Opportunity Fund(b)	50,660	—	(2,731)	47,929	1,377,014	17,275	6,732
Forward Tactical Enhanced Fund(b)	89,869	—	—	89,869	2,442,641	—	—

Total					$18,991,496	$246,834	$24,130

(a) Includes net realized gains on affiliated investments and long-term capital gain distributions received from the affiliated underlying funds.

(b) Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Endurance Long/ Short Fund, Forward Global Infrastructure Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select EM Dividend Fund, Forward Select Income Fund, Select Opportunity Fund and Forward Tactical Enhanced Fund’s June 30, 2014 Semi-Annual Report may be obtained at www.forwardinvesting.com.

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

11. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2014.

151	June 30, 2014

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended March 31, 2014. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2014 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the SEC’s website at www.sec.gov.

June 30, 2014	152

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

Forward Securities, LLC

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Citibank, N.A.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Commodity Long/Short Strategy Fund

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Endurance Long/Short Fund

Forward Frontier Strategy Fund

Forward Global Dividend Fund

Forward Global Infrastructure Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Managed Futures Strategy Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select EM Dividend Fund

Forward Select Income Fund

Forward Select Opportunity Fund

Forward Small Cap Equity Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward Total MarketPlus Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

Printed on paper containing recycled content using soy-based inks.	FSD000932 083115

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The registrant’s Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

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Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORWARD FUNDS

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	September 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	September 4, 2014

By:	/s/ Barbara Tolle
Barbara Tolle
Treasurer

Date:	September 4, 2014

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